    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 1997.
                                            1933 ACT REGISTRATION NO. 333-14729
                                            1940 ACT REGISTRATION NO. 811-07755
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

      REGISTRATION
       STATEMENT
       UNDER THE
       SECURITIES
       ACT OF 1933   [_]
      Pre-Effec-
       tive Amend-
       ment No.      [_]
      Post-Effec-
       tive Amend-
       ment No.
        1            [X]
                                    and/or
      REGISTRATION
       STATEMENT
       UNDER THE
       INVESTMENT
       COMPANY ACT
       OF 1940       [_]
      Amendment
       No. 1         [X]

                       (Check appropriate box or boxes)

                      NUVEEN FLAGSHIP MULTISTATE TRUST II
              (Exact name of Registrant as Specified in Charter)

  333 West Wacker Drive, Chicago,                      60606
              Illinois
  (Address of Principal Executive                   (Zip Code)
              Office)

      Registrant's Telephone Number, including Area Code: (312) 917-7700

   Gifford R. Zimmerman, Esq.--Vice                With a copy to:
   President and Assistant Secretary              Thomas S. Harman
         333 West Wacker Drive             Fried, Frank, Harris, Shriver &
        Chicago, Illinois 60606                       Jacobson
    (Name and Address of Agent for         1001 Pennsylvania Avenue, N.W.
               Service)                        Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):
[_]
  Immediately upon filing pursu-
  ant to paragraph (b)                 [_] on (date) pursuant to paragraph
                                       [_] (a)(1)
                                           75 days after filing pursuant to
[X]                                        paragraph (a)(2)
  on June 30, 1997 pursuant to         [_]
  paragraph (b)                            on (date) pursuant to paragraph
                                           (a)(2) of Rule 485.

If appropriate, check the following box:
[_]
  60 days after filing pursuant
  to paragraph (a)(1)
[_]
  This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

PURSUANT TO RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES (DESIGNATED AS CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES) OF THE FOLLOWING SERIES: NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND; NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND; NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND; NUVEEN CALIFORNIA MUNICIPAL BOND FUND; NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND; NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND; NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND; NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND; AND AN INDEFINITE NUMBER OF SHARES (DESIGNATED AS CLASS A SHARES, CLASS C SHARES AND CLASS R SHARES) OF THE FOLLOWING SERIES: NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND. A RULE 24F-2 NOTICE FOR THE REGISTRANT'S FISCAL YEAR ENDED FEBRUARY 28, 1997 WAS FILED ON OR ABOUT APRIL 29, 1997.


                 CALCULATION OF REGISTRATION FEE FOR SHARES OF
                       MASSACHUSETTS MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                           PROPOSED       PROPOSED
                                                                           MAXIMUM        MAXIMUM      AMOUNT OF
                   TITLE OF SECURITIES                     AMOUNT BEING OFFERING PRICE   AGGREGATE    REGISTRATION
                    BEING REGISTERED                        REGISTERED     PER UNIT    OFFERING PRICE     FEE*
------------------------------------------------------------------------------------------------------------------
Shares of Common Stock, $.01 par value...................     21,103        $10.29           $0            $0

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
*Registrant has elected to calculate its filing fee in the manner described in Rule 24e-2 under the Investment Company Act of 1940. The total amount of secu-rities redeemed during the previous fiscal year was $11,875,027. The total amount of redeemed securities used for reduction pursuant to Rule 24f-2(c) was $11,657,868. The amount of redeemed securities being used for reduction of the registration fee in this Amendment is $217,159.

                 CALCULATION OF REGISTRATION FEE FOR SHARES OF
                  NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                           PROPOSED       PROPOSED
                                                                           MAXIMUM        MAXIMUM      AMOUNT OF
                   TITLE OF SECURITIES                     AMOUNT BEING OFFERING PRICE   AGGREGATE    REGISTRATION
                    BEING REGISTERED                        REGISTERED     PER UNIT    OFFERING PRICE     FEE*
------------------------------------------------------------------------------------------------------------------
Shares of Common Stock, $.01 par value...................    135,076        $10.59           $0            $0

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
*Registrant has elected to calculate its filing fee in the manner described in Rule 24e-2 under the Investment Company Act of 1940. The total amount of secu-rities redeemed during the previous fiscal year was $1,905,553. The total amount of redeemed securities used for reduction pursuant to Rule 24f-2(c) was $475,093. The amount of redeemed securities being used for reduction of the registration fee in this Amendment is $1,430,460.

                 CALCULATION OF REGISTRATION FEE FOR SHARES OF
                     NEW YORK INSURED MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                           PROPOSED       PROPOSED
                                                                           MAXIMUM        MAXIMUM      AMOUNT OF
                   TITLE OF SECURITIES                     AMOUNT BEING OFFERING PRICE   AGGREGATE    REGISTRATION
                    BEING REGISTERED                        REGISTERED     PER UNIT    OFFERING PRICE     FEE*
------------------------------------------------------------------------------------------------------------------
Shares of Common Stock, $.01 par value...................   2,832,599       $10.92           $0            $0

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
*Registrant has elected to calculate its filing fee in the manner described in Rule 24e-2 under the Investment Company Act of 1940. The total amount of secu-rities redeemed during the previous fiscal year was $47,601,839. The total amount of redeemed securities used for reduction pursuant to Rule 24f-2(c) was $16,669,852. The amount of redeemed securities being used for reduction of the registration fee in this Amendment is $30,931,987.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                               FILE NO. 333-14729

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-07755

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A-The Prospectus

                 Part B-The Statement of Additional Information

                 Copy of Annual Reports and Semi-Annual Reports to
                  Shareholders (the financial statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                      NUVEEN FLAGSHIP MULTISTATE TRUST II

                                ----------------

                             CROSS REFERENCE SHEET

                               PART A--PROSPECTUS

    ITEM IN
    PART A
  OF FORM N-
      1A                                          PROSPECTUS LOCATION
  ----------                                      -------------------
 1 Cover Page                         Cover Page
 2 Synopsis                           Expense Information
 3 Condensed Financial Information    Financial Highlights
 4 General Description of Registrant  Fund Strategies
 5 Management of the Fund             General Information
 5A Management's Discussion of Fund   Incorporated by Reference to Annual and
    Performance                       Semi-Annual Reports to Shareholders; Taxes
                                      and Tax Reporting
 6 Capital Stock and Other            How to Select a Purchase Option; Taxes and
   Securities                         Tax Reporting
 7 Purchase of Securities Being       Investing in the Funds
   Offered
 8 Redemption or Repurchase           How to Sell Fund Shares
 9 Pending Legal Proceedings          Not Applicable

                  PART B--STATEMENT OF ADDITIONAL INFORMATION

    ITEM IN
    PART B
  OF FORM N-                                    LOCATION IN STATEMENT
      1A                                      OF ADDITIONAL INFORMATION
  ----------                                  -------------------------
10 Cover Page                        Cover Page
11 Table of Contents                 Cover Page
12 General Information and History   Not Applicable
13 Investment Objectives and         Investment Policies and Investment
   Policies                          Portfolio
14 Management of the Fund            Management
15 Control Persons and Principal     Management
   Holders of Securities
16 Investment Advisory and Other     Investment Adviser and Investment
   Services                          Management Agreement; Portfolio
                                     Transactions Distribution and Service Plan;
                                     Independent Public Accountants and
                                     Custodian
17 Brokerage Allocation and Other    Portfolio Transactions
   Practices
18 Capital Stock and Other           See "How to Select a Purchase Option" and
   Securities                        "Taxes and Tax Reporting" in the Prospectus
19 Purchase, Redemption and Pricing  Additional Information on the Purchase and
   of Securities                     Redemption of Fund Shares; Net Asset Value
20 Tax Status                        Tax Matters
21 Underwriters                      Additional Information on the Purchase and
                                     Redemption of Fund Shares; See "Investing
                                     in the Funds" and "Fund Service Providers"
                                     in the Prospectus
22 Calculation of Performance Data   Performance Information
23 Financial Statements              Incorporated by Reference to Annual and
                                     Semi-Annual Reports to Shareholders

                               PART A--PROSPECTUS

                      NUVEEN FLAGSHIP MULTISTATE TRUST II

                             333 West Wacker Drive

                            Chicago, Illinois 60606

NUVEEN

Municipal
Bond Funds



June 30, 1997

Prospectus

Dependable, tax-free income
to help you keep more of
what you earn.


[PHOTO OF LADY APPEARS HERE]






Connecticut
New Jersey
New York

Investing in Nuveen Mutual Funds



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

Nuveen Flagship Connecticut Municipal Bond Fund
Nuveen Flagship New Jersey Municipal Bond Fund
Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
Nuveen Flagship New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

JUNE 30, 1997

PROSPECTUS

Overview

The funds listed above are part of the Nuveen Flagship
Multistate Trust II, an open-end investment company.
Each fund seeks to provide high double or triple tax-free income and preservation of capital through in-vestments in diversified portfolios of quality munici-pal bonds whose income is exempt from regular federal, state and, in some cases, local income taxes.

Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this pro-spectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS
OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT
FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY.
SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUD-
ING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVEST-
ED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SECURITIES AND EX-
CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-
TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

Contents

1  OVERVIEW                             DIVIDENDS AND TAXES

2  FUND SUMMARIES AND                   18  How the Funds Pay Dividends
   FINANCIAL HIGHLIGHTS
                                        18  Taxes and Tax Reporting
FUND STRATEGIES
                                        19  Taxable Equivalent Yields
12  Investment Objective
                                        GENERAL INFORMATION
12  How the Funds Select Investments
                                        19  How to Contact Nuveen
13  Risk Reduction Strategies
                                        19  Fund Service Providers
INVESTING IN THE FUNDS
                                        20  How the Funds Report Performance
14  How to Buy Fund Shares
                                        20  How Fund Shares are Priced
14  How to Select a Purchase Option
                                        20  Organization
16  How to Sell Fund Shares
                                        APPENDIX
16  Exchanging Shares
                                        21  Special State Considerations
17  Optional Features and Services

                                      ---

Nuveen Flagship Connecticut Municipal Bond Fund

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION: July 13, 1987
NET ASSETS: $217.1 million

TOTAL RETURN (ANNUALIZED)
--------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)            (NAV)        CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 1.04%           5.47%           4.87%           4.89%           5.46%
5 Years                6.15%           7.06%           6.47%           6.43%           7.06%
Inception              6.91%           7.38%           6.90%           6.77%           7.38%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges and (in the cases of Classes B and C) fees between the classes. Class B total re-turns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you re-deemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           19.5
Average Modified Duration   7.4


CREDIT QUALITY

[PIE CHART APPEARS HERE]

NR    3%
BBB  16%
A    20%
AA   17%
AAA  44%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Other                     21%
General Obligation Bonds  10%
Escrowed Bonds             8%
Housing Facilities         9%
Educational Facilities    18%
Health Care Facilities    34%


                       EXPENSE INFORMATION AS OF 2/28/97

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                    -       -       -       -
Contingent Deferred Sales Charge (CDSC) on
Redemptions                                         - (1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
--------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees           0.54%                 0.54%                 0.54%                 0.54%
12b-1 Fees                0.20%                 0.95%                 0.75%                     -
Other                     0.12%                 0.12%                 0.12%                 0.12%
-------------------------------------------------------------------------------------------------
 Total (Gross)            0.86%                 1.61%                 1.41%                 0.66%
Waivers/
Reimbursements          (0.07%)               (0.07%)               (0.07%)               (0.07%)
-------------------------------------------------------------------------------------------------
 Total (Net)              0.79%                 1.54%                 1.34%                 0.59%

SUMMARY OF SHAREHOLDER EXPENSES (5)
--------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $50                   $55                   $14                    $6
3 Years                    $66                   $81                   $42                   $19
5 Years                    $84                   $95                   $73                   $33
10 Years                  $136                  $163                  $161                   $74

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION                    INVESTMENT OPERATIONS AND DISTRIBUTIONS:
DATE)            ------------------------------------------------------------------
                                        NET REALIZED            DISTRIBU-
                                         AND UNREAL-  DIVIDENDS     TIONS
                 BEGINNING        NET      IZED GAIN   FROM NET      FROM    ENDING
YEAR ENDING      NET ASSET INVESTMENT    (LOSS) FROM INVESTMENT   CAPITAL NET ASSET
MAY 31,              VALUE  INCOME(C) INVESTMENTS(A)     INCOME     GAINS     VALUE
-----------------------------------------------------------------------------------
CLASS A (7/87)
1997(d)            $10.230      $.421          $.279    $(.420)    $    -   $10.510
1996                10.380       .570         (.140)     (.580)         -    10.230
1995                10.170       .580           .220     (.590)         -    10.380
1994                10.660       .590         (.390)     (.600)    (.090)    10.170
1993                10.050       .610           .610     (.610)         -    10.660
1992                 9.840       .630           .210     (.630)         -    10.050
1991                 9.640       .630           .200     (.630)         -     9.840
1990                 9.780       .630         (.130)     (.630)    (.010)     9.640
1989                 9.250       .630           .550     (.640)    (.010)     9.780
1988(e)              9.580       .540         (.310)     (.560)         -     9.250
CLASS B (2/97)
1997(f)             10.530       .037         (.017)     (.040)         -    10.510
CLASS C (10/93)
1997(d)             10.220       .378           .269     (.377)         -    10.490
1996                10.360       .520         (.140)     (.520)         -    10.220
1995                10.160       .530           .200     (.530)         -    10.360
1994(e)             11.060       .330         (.840)     (.330)    (.060)    10.160
CLASS R (2/97)
1997(f)             10.550       .013         (.053)          -         -    10.510
CLASS
(INCEPTION                      RATIOS/SUPPLEMENTAL DATA:
DATE)            --------------------------------------------------------------
                                                      RATIO OF NET
                                          RATIO OF      INVESTMENT
                                ENDING EXPENSES TO       INCOME TO   PORTFOLIO
YEAR ENDING          TOTAL  NET ASSETS AVERAGE NET         AVERAGE    TURNOVER
MAY 31,          RETURN(B)  (MILLIONS)   ASSETS(C)   NET ASSETS(C)        RATE
-----------------------------------------------------------------------------------
CLASS A (7/87)
1997(d)               6.96%     $209.9         .79%+          5.41%+        20%
1996                  4.18       202.2         .74            5.52          24
1995                  8.21       203.2         .73            5.84          25
1994                  1.70       202.6         .65            5.52          30
1993                 12.48       184.7         .66            5.88          19
1992                  8.81       141.2         .65            6.30          18
1991                  8.97       103.6         .67            6.49          19
1990                  5.34        73.0         .60            6.55          31
1989                 13.36        49.0         .70            6.62          33
1988(e)               3.09+       25.6         .54+           6.54+         71
CLASS B (2/97)
1997(f)                .19         0.1        1.12+           7.08+         20
CLASS C (10/93)
1997(d)               6.43         7.1        1.34+           4.88+         20
1996                  3.71         7.2        1.29            4.96          24
1995                  7.53         5.5        1.28            5.27          25
1994(e)             (6.48)+        4.4        1.22+           4.77+         30
CLASS R (2/97)
1997(f)              (.38)           -           -           10.97+         20

+ Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) For the nine months ending February 28, 1997.
(e) From commencement of class operations as noted.
(f) From commencement of class operations as noted, through February 28, 1997.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permit-ted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

Nuveen Flagship New Jersey Municipal Bond Fund

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION: December 13, 1991
NET ASSETS: $73.3 million

TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 0.45%           4.85%           4.11%           4.18%           5.09%
5 Years                6.02%           6.93%           6.20%           6.19%           7.21%
Inception              6.02%           6.93%           6.20%           6.19%           7.21%

Class R total returns reflect actual performance for all periods; Classes A, B and C total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class R performance for peri-ods prior to class inception, adjusted for the differences in sales charges and (in the case of Class C) fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           17.0
Average Modified Duration   6.4


CREDIT QUALITY

[PIE CHART APPEARS HERE]

BBB  15%
NR   11%
BB    4%
AA    9%
AAA  43%
A    18%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Transportation          10%
Other                   35%
Housing Facilities      14%
Health Care Facilities  15%
Excrowed                10%
Government Obligations  16%


                       EXPENSE INFORMATION AS OF 2/28/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                    -       -       -       -
Contingent Deferred Sales Charge (CDSC) on
Redemptions                                          -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                         CLASS A               CLASS B               CLASS C               CLASS R
--------------------------------------------------------------------------------------------------
 Management Fees           0.55%                 0.55%                 0.55%                 0.55%
 12b-1 Fees                0.20%                 0.95%                 0.75%                     -
 Other Expenses            0.36%                 0.36%                 0.36%                 0.36%
--------------------------------------------------------------------------------------------------
 Total (Gross)             1.11%                 1.86%                 1.66%                 0.91%
 Waivers/
 Reimbursements          (0.45%)               (0.45%)               (0.45%)               (0.45%)
--------------------------------------------------------------------------------------------------
 Total (Net)               0.66%                 1.41%                 1.21%                 0.46%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $48                   $54                   $12                    $5
3 Years                    $62                   $77                   $38                   $15
5 Years                    $77                   $89                   $67                   $26
10 Years                  $121                  $149                  $147                   $58

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227. Information for the years be-ginning prior to February 1, 1997 reflects the financial highlights of the Nuveen New Jersey Tax-Free Value Fund.

CLASS                          INVESTMENT OPERATIONS AND DISTRIBUTIONS:
(INCEPTION DATE)  ------------------------------------------------------------------
                                         NET REALIZED            DISTRIBU-
                                          AND UNREAL-  DIVIDENDS     TIONS
                  BEGINNING        NET      IZED GAIN   FROM NET      FROM    ENDING
YEAR ENDING       NET ASSET INVESTMENT    (LOSS) FROM INVESTMENT   CAPITAL NET ASSET
JANUARY 31,           VALUE  INCOME(C) INVESTMENTS(A)     INCOME     GAINS     VALUE
------------------------------------------------------------------------------------
CLASS A (9/94)
1997(D)             $10.220      $.046          $.041    $(.047)  $     -    $10.260
1997                 10.400       .478         (.148)     (.510)        -     10.220
1996                  9.730       .519           .685     (.534)        -     10.400
1995(e)              10.030       .205         (.209)     (.210)   (.086)      9.730
CLASS B (2/97)
1997(D)              10.220       .049           .031     (.040)        -     10.260
CLASS C (9/94)
1997(D)              10.200       .042           .050     (.042)        -     10.250
1997                 10.380       .410         (.158)     (.432)        -     10.200
1996                  9.710       .443           .683     (.456)        -     10.380
1995(e)               9.770       .159         (.050)     (.169)        -      9.710
CLASS R (12/91)
1997(D)              10.230       .048           .040     (.048)        -     10.270
1997                 10.410       .491         (.137)     (.534)        -     10.230
1996                  9.740       .551           .677     (.558)        -     10.410
1995                 10.710       .524         (.886)     (.522)   (.086)      9.740
1994                  9.960       .513           .810     (.513)   (.060)     10.710
1993(e)               9.525       .445           .431     (.441)        -      9.960
1992                  9.525          -              -          -        -      9.525
CLASS                            RATIOS/SUPPLEMENTAL DATA:
(INCEPTION DATE)  --------------------------------------------------------------
                                                       RATIO OF NET
                                           RATIO OF      INVESTMENT
                                 ENDING EXPENSES TO       INCOME TO   PORTFOLIO
YEAR ENDING           TOTAL  NET ASSETS AVERAGE NET         AVERAGE    TURNOVER
JANUARY 31,       RETURN(B)  (MILLIONS)   ASSETS(C)   NET ASSETS(C)        RATE
------------------------------------------------------------------------------------
CLASS A (9/94)
1997(D)                 .85%      $27.9         .55%+          5.89%+         -%
1997                   3.31        17.1        1.00            4.98          10
1996                  12.63        10.7        1.00            5.10          39
1995(e)                 .02         2.7        1.00+           5.34+         32
CLASS B (2/97)
1997(D)                 .78         0.7        1.27+           6.21+          -
CLASS C (9/94)
1997(D)                 .90         2.7        1.10+           5.35+          -
1997                   2.53         2.6        1.75            4.22          10
1996                  11.80         1.1        1.75            4.37          39
1995(e)                1.16          .5        1.75+           4.62+         32
CLASS R (12/91)
1997(D)                 .86        42.7         .35+           6.09+          -
1997                   3.55        42.9         .75            5.24          10
1996                  12.88        43.3         .75            5.43          39
1995                 (3.27)        39.6         .75            5.32          32
1994                  13.60        36.5         .75            4.84          52
1993(e)                9.36        16.2         .75+           4.96+          9
1992                      -         .02           -               -           -

+ Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) For the one month ending February 28, 1997.
(e) From commencement of class operations.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen has undertaken, in connection with its ac-quisition of Flagship Resources as described in "Fund Service Providers-- Investment Adviser," to continue Flagship's general dividend-setting prac-tices.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

Nuveen Flagship New Jersey Intermediate Municipal Bond Fund

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION: September 16, 1992
NET ASSETS: $7.0 million

TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                        CLASS A               CLASS A
                  (OFFER PRICE)                 (NAV)               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
1 Year                   -0.79%                 3.56%                 3.21%                 3.56%
Inception                 5.47%                 6.49%                 6.11%                 6.49%

Class A total returns reflect actual performance for all periods; Classes C and R total returns reflect Class A performance for all periods, adjusted for the differences in sales charges and fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           7.5
Average Modified Duration  5.5


CREDIT QUALITY

[PIE CHART APPEARS HERE]

BBB  24%
A    11%
NR    5%
BB    2%
AAA  40%
AA   18%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

General Obligations     29%
Educational Facilities  11%
Pollution Control       15%
Water and Sewer          5%
Other                   24%
Health Care Facilities  16%


                       EXPENSE INFORMATION AS OF 2/28/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS C CLASS R
--------------------------------------------------------------------------------
Sales Charge on Purchases                               3.00%(1)       -       -
Sales Charge on Reinvested Dividends                           -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions      -(1)   1%(2)       -

OVERVIEW OF FUND OPERATING EXPENSES (3)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                              CLASS A                         CLASS C                         CLASS R
-----------------------------------------------------------------------------------------------------
 Management Fees                0.55%                           0.55%                           0.55%
 12b-1 Fees                     0.20%                           0.75%                               -
 Other Expenses                 1.00%                           1.00%                           1.00%
-----------------------------------------------------------------------------------------------------
 Total (Gross)                  1.75%                           2.30%                           1.55%
 Waivers/
 Reimbursements               (1.06%)                         (1.06%)                         (1.06%)
-----------------------------------------------------------------------------------------------------
 Total (Net)                    0.69%                           1.24%                           0.49%

SUMMARY OF SHAREHOLDER EXPENSES (4)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD              CLASS A                         CLASS C                         CLASS R
---------------------------------------------------------------------------------------------------
1 Year                          $37                             $13                              $5
3 Years                         $51                             $39                             $16
5 Years                         $67                             $68                             $27
10 Years                       $113                            $150                             $62

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION                   INVESTMENT OPERATIONS AND DISTRIBUTIONS:
DATE)           ---------------------------------------------------------------------
                                       NET REALIZED            DISTRIBU-
                                        AND UNREAL-  DIVIDENDS     TIONS
                BEGINNING        NET      IZED GAIN   FROM NET      FROM       ENDING
YEAR ENDING     NET ASSET INVESTMENT    (LOSS) FROM INVESTMENT   CAPITAL    NET ASSET
MAY 31              VALUE  INCOME(C) INVESTMENTS(A)     INCOME     GAINS        VALUE
-------------------------------------------------------------------------------------
CLASS A (9/92)
1997(D)           $10.140      $.378          $.162   $(.380)   $    -       $10.300
1996               10.250       .510         (.110)    (.510)        -        10.140
1995               10.040       .500           .220    (.510)        -        10.250
1994               10.150       .530         (.100)    (.520)    (.020)(f)    10.040
1993(e)             9.700       .340           .450    (.340)        -        10.150
CLASS
(INCEPTION                     RATIOS/SUPPLEMENTAL DATA:
DATE)           --------------------------------------------------------------
                                                     RATIO OF NET
                                         RATIO OF      INVESTMENT
                               ENDING EXPENSES TO       INCOME TO   PORTFOLIO
YEAR ENDING         TOTAL  NET ASSETS AVERAGE NET         AVERAGE    TURNOVER
MAY 31          RETURN(B)  (MILLIONS)   ASSETS(C)   NET ASSETS(C)        RATE
-------------------------------------------------------------------------------------
CLASS A (9/92)
1997(D)              5.41%       $7.0         .68%+          4.94%+        11%
1996                 3.89         8.3         .60            4.90          17
1995                 7.42         9.2         .69            5.04          35
1994                 4.27         9.3         .16            5.10          27
1993(e)             11.07+        5.6         .40+           4.84+         29

+ Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) For the nine months ending February 28, 1997.
(e) From commencement of class operations as noted.
(f) The amounts shown reflect distributions in excess of capital gains.



NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) Imposed only on redemptions within 12 months of purchase.
(3) Effective February 1, 1997 the fund eliminated the 0.20% distribution fee on Class A shares. Long-term holders of Class C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permit-ted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.
(4) The expenses shown assume that you redeem your shares at the end of each holding period. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This exam-ple does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

Nuveen Flagship New York Municipal Bond Fund

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION:
     December 22, 1986
NET ASSETS:
     $228.4 million

TOTAL RETURN (ANNUALIZED)
--------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)            (NAV)        CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 0.67%           5.08%           4.27%           4.31%           5.26%
5 Years                6.40%           7.32%           6.62%           6.65%           7.63%
10 Years               6.53%           6.99%           6.43%           6.26%           7.28%
Inception              6.86%           7.31%           6.76%           6.58%           7.61%

Class R total returns reflect actual performance for all periods; Classes A, B and C total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class R performance for peri-ods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           21.1
Average Modified Duration   7.5


CREDIT QUALITY

[PIE CHART APPEARS HERE]

NR    1%
BBB  45%
BB    1%
A    12%
AA   12%
AAA  29%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Housing Facilities       20%
Educational Facilities   16%
General Obligations      12%
Other                    21%
Escrowed Bonds           11%
Lease Rental             20%


                       EXPENSE INFORMATION AS OF 2/28/97

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                    -       -       -       -
Contingent Deferred Sales  Charge (CDSC) on
Redemptions                                          -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
--------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A              CLASS B              CLASS C              CLASS R
-----------------------------------------------------------------------------------------------
 Management Fees          0.54%                0.54%                0.54%                0.54%
 12b-1 Fees               0.20%                0.95%                0.75%                    -
 Other Expenses           0.15%                0.15%                0.15%                0.15%
-----------------------------------------------------------------------------------------------
 Total (Gross)            0.89%                1.64%                1.44%                0.69%
 Waivers/
 Reimbursements          (0.08%)              (0.08%)              (0.08%)              (0.08%)
-----------------------------------------------------------------------------------------------
 Total (Net)              0.81%                1.56%                1.36%                0.61%

SUMMARY OF SHAREHOLDER EXPENSES (5)
--------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $50                   $54                   $14                    $6
3 Years                    $67                   $74                   $43                   $20
5 Years                    $85                   $84                   $74                   $34
10 Years                  $138                  $131                  $164                   $76

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227. Information for the years be-ginning prior to February 1, 1997 reflects the financial highlights of the Nuveen New York Tax-Free Value Fund.

CLASS
(INCEPTION                    INVESTMENT OPERATIONS AND DISTRIBUTIONS:
DATE)            -------------------------------------------------------------------
                                        NET REALIZED             DISTRIBU-
                                         AND UNREAL-  DIVIDENDS      TIONS
                 BEGINNING        NET      IZED GAIN   FROM NET       FROM    ENDING
YEAR ENDING      NET ASSET INVESTMENT    (LOSS) FROM INVESTMENT    CAPITAL NET ASSET
FEBRUARY 28/29,      VALUE  INCOME(C) INVESTMENTS(A)     INCOME      GAINS     VALUE
------------------------------------------------------------------------------------
CLASS A (9/94)
1997              $10.610       $.588        $(.069)     $(.556)   $(.043)  $10.530
1996               10.120        .555           .487      (.552)         -   10.610
1995(d)            10.230        .277         (.067)      (.273)    (.047)   10.120
CLASS B (2/97)
1997(d)            10.480        .049           .042      (.041)         -   10.530
CLASS C (9/94)
1997               10.640        .554         (.111)      (.480)    (.043)   10.560
1996               10.110        .478           .528      (.476)         -   10.640
1995(d)            10.110        .231           .038      (.222)    (.047)   10.110
CLASS R (12/86)
1997               10.640        .586         (.047)      (.586)    (.043)   10.550
1996               10.150        .582           .490      (.582)         -   10.640
1995               10.720        .579         (.529)      (.573)    (.047)   10.150
1994               10.610        .578           .161      (.580)    (.049)   10.720
1993                9.880        .603           .806      (.598)    (.081)   10.610
1992(e)             9.820        .163           .053      (.156)         -    9.880
1991(f)             9.380        .629           .441      (.630)         -    9.820
1990(f)             9.560        .631         (.181)      (.630)         -    9.380
1989(f)             9.180        .633           .380      (.633)         -    9.560
1988(f)             8.760        .625           .420      (.625)         -    9.180
1987(d)(f)          9.600        .612         (.840)      (.612)         -    8.760
CLASS
(INCEPTION                      RATIOS/SUPPLEMENTAL DATA:
DATE)            ------------------------------------------------------------
                                                     RATIO OF NET
                                          RATIO OF     INVESTMENT
                                ENDING EXPENSES TO      INCOME TO  PORTFOLIO
YEAR ENDING          TOTAL  NET ASSETS AVERAGE NET        AVERAGE   TURNOVER
FEBRUARY 28/29,  RETURN(B)  (MILLIONS)   ASSETS(C)  NET ASSETS(C)       RATE
------------------------------------------------------------------------------------
CLASS A (9/94)
1997                  5.08%      $71.7         .89%          5.45%        37%
1996                 10.52        15.7         .99           5.31         47
1995(d)               2.21         3.2        1.00+          5.87+        29
CLASS B (2/97)
1997(d)                .87         0.1        1.44+          6.07+        37
CLASS C (9/94)
1997                  4.31         4.0        1.57           4.80         37
1996                 10.13          .6        1.73           4.55         47
1995(d)               2.80         0.1        1.75+          5.16+        29
CLASS R (12/86)
1997                  5.26       152.6         .69           5.57         37
1996                 10.80       154.8         .74           5.57         47
1995                   .75       149.5         .74           5.79         29
1994                  7.10       146.3         .75           5.33         15
1993                 14.79       107.1         .75           5.84         12
1992(e)               2.21        66.5         .75+          6.27+        16
1991(f)              11.79        59.4         .75           6.50         19
1990(f)               4.92        44.3         .75           6.65         51
1989(f)              11.34        29.0         .75           6.63         85
1988(f)              12.20        15.0         .75           6.89         71
1987(d)(f)          (2.44)         8.2         .37+          6.46+        20

+ Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the three months ending February 29.
(f) For the year ending November 30.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen has undertaken, in connection with its ac-quisition of Flagship Resources as described in "Fund Service Providers-- Investment Adviser," to continue Flagship's general dividend-setting prac-tices. Nuveen Advisory has agreed to waive some or all of its fees or re-imburse expenses to prevent total operating expenses (not counting distri-bution and service fees) from exceeding 0.75% of the fund's average daily net assets.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

Nuveen New York Insured Municipal Bond Fund

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION:
     December 22, 1986
NET ASSETS:
     $358.5 million

TOTAL RETURN (ANNUALIZED)
--------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                -0.35%           4.02%           3.17%           3.06%           4.15%
5 Years                6.03%           6.95%           6.19%           6.17%           7.21%
10 Years               6.19%           6.65%           6.06%           5.87%           6.91%
Inception              6.46%           6.90%           6.33%           6.11%           7.17%

Class R total returns reflect actual performance for all periods; Classes A, B and C total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class R performance for peri-ods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you refeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           21.3
Average Modified Duration   7.0


CREDIT QUALITY

[PIE CHART APPEARS HERE]

Escrowed  17%
Insured   83%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Housing Facilities      20%
General Obligations     16%
Transportation          10%
Educational Facilities  10%
Escrowed Bonds          17%
Other                   27%


                       EXPENSE INFORMATION AS OF 2/28/97

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                    -       -       -       -
Contingent Deferred Sales Charge (CDSC)
on Redemptions                                       -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
--------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees           0.54%                 0.54%                 0.54%                 0.54%
12b-1 Fees                0.20%                 0.95%                 0.75%                     -
Other Expenses            0.14%                 0.14%                 0.14%                 0.14%
-------------------------------------------------------------------------------------------------
 Total (Gross)            0.88%                 1.63%                 1.43%                 0.68%
Waivers/
Reimbursements                -                     -                     -                     -
-------------------------------------------------------------------------------------------------
 Total (Net)              0.88%                 1.63%                 1.43%                 0.68%

SUMMARY OF SHAREHOLDER EXPENSES (5)
--------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $51                   $56                   $15                    $7
3 Years                    $69                   $83                   $45                   $22
5 Years                    $89                  $100                   $78                   $38
10 Years                  $146                  $173                  $171                   $85

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS                          INVESTMENT OPERATIONS AND DISTRIBUTIONS:
(INCEPTION DATE)  --------------------------------------------------------------------
                                         NET REALIZED            DISTRIBU-
                                          AND UNREAL-  DIVIDENDS     TIONS
                  BEGINNING        NET      IZED GAIN   FROM NET      FROM      ENDING
YEAR ENDING       NET ASSET INVESTMENT    (LOSS) FROM INVESTMENT   CAPITAL   NET ASSET
FEBRUARY 28/29,       VALUE  INCOME(C) INVESTMENTS(A)     INCOME     GAINS       VALUE
--------------------------------------------------------------------------------------
CLASS A (9/94)
1997                $10.610      $.549        $(.139)    $(.520)  $     -      $10.500
1996                 10.150       .521           .492     (.524)   (.029)(e)    10.610
1995 (d)             10.160       .253           .037     (.260)   (.040)       10.150
CLASS B (2/97)
1997(d)              10.530       .027         (.020)     (.037)        -       10.500
CLASS C (9/94)
1997                 10.610       .472         (.159)     (.443)        -       10.480
1996                 10.120       .442           .524     (.447)   (.029)(e)    10.610
1995 (d)             10.030       .207           .133     (.210)   (.040)       10.120
CLASS R (12/86)
1997                 10.610       .550         (.127)     (.543)        -       10.490
1996                 10.150       .548           .495     (.554)   (.029)(e)    10.610
1995                 10.630       .555         (.440)     (.555)   (.040)       10.150
1994                 10.620       .550           .035     (.543)   (.032)       10.630
1993                  9.780       .566           .849     (.562)   (.013)       10.620
1992                  9.320       .590           .467     (.597)        -        9.780
1991                  9.250       .598           .068     (.596)        -        9.320
1990                  9.060       .596           .190     (.596)        -        9.250
1989                  9.100       .593         (.040)     (.593)        -        9.060
1988                  9.830       .606         (.730)     (.606)        -        9.100
1987 (d)              9.600       .130           .230     (.130)        -        9.830
CLASS                            RATIOS/SUPPLEMENTAL DATA:
(INCEPTION DATE)  ----------------------------------------------------------
                                                     RATIO OF NET
                                           RATIO OF    INVESTMENT
                                 ENDING EXPENSES TO     INCOME TO PORTFOLIO
YEAR ENDING           TOTAL  NET ASSETS AVERAGE NET       AVERAGE  TURNOVER
FEBRUARY 28/29,   RETURN(B)  (MILLIONS)   ASSETS(C) NET ASSETS(C)      RATE
--------------------------------------------------------------------------------------
CLASS A (9/94)
1997                   4.02%      $36.0     .92%        5.04%            29%
1996                  10.19        24.7     .93         4.97             17
1995 (d)               3.01         7.3    1.05+        5.41+            11
CLASS B (2/97)
1997(d)                 .07         1.3    1.64+        5.17+            29
CLASS C (9/94)
1997                   3.06         2.0    1.67         4.28             29
1996                   9.71         1.4    1.69         4.21             17
1995 (d)               3.53          .3    1.80+        4.65+            11
CLASS R (12/86)
1997                   4.15       319.2     .68         5.28             29
1996                  10.51       343.3     .67         5.26             17
1995                   1.37       345.1     .65         5.57             11
1994                   5.57       388.2     .68         5.11              5
1993                  14.96       314.9     .73         5.56              6
1992                  11.66       167.0     .69         6.08              4
1991                   7.61        80.5     .73         6.46             13
1990                   8.75        40.4     .85         6.35             30
1989                   6.37        20.2     .97         6.58             62
1988                  (.85)        14.1     .61         6.73             36
1987 (d)               3.76         5.2       -         4.97+             -

+ Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) The amounts shown include distributions in excess of capital gains of $.0024 per share for the year ended 2/29/96 and $.0015 per share for the year ended 2/28/95.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY
The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;

 . Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS


TAX-FREE MUNICIPAL BONDS
The funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be re-paid from any revenue source; revenue bonds may be repaid only from the reve-nues of a specific facility or source.

The New York Insured Fund primarily purchases insured municipal bonds. See "Insurance" below. Under normal market conditions, the Nuveen New York Insured Fund will invest at least 65% of its assets in insured municipal bonds.

FOCUS ON QUALITY MUNICIPAL BONDS
The funds purchase only quality municipal bonds that are either rated invest-ment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' in-vestment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The New York Fund, New York Insured Fund and the New Jersey Fund may not invest more than 20% of their net assets in these territorial municipal bonds. The New York Insured Fund will invest at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. gov-ernment-backed securities to assure timely payment of interest and principal.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to re-duce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the rat-ings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY
The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects mu-nicipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The ad-viser then monitors each fund's portfolio to assure that municipal bonds pur-chased continue to represent over time, in its opinion, the best values avail-able.

PORTFOLIO MATURITY
Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an in-vestment portfolio with an overall weighted average maturity within a defined range. The New Jersey Intermediate Fund maintains a weighted average portfolio maturity of 5 to 10 years. The Connecticut Fund, the New York Fund, the New York Insured Fund, and the New Jersey Fund are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defen-sive Investment Strategies" below for further information.

INSURANCE
The New York Insured Fund primarily purchases insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy

                                      ---
purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individ-ual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master port-folio insurance policies currently include MBIA Insurance Corp., AMBAC Indem-nity Corp., Financial Security Assurance, Inc., and Financial Guaranty Insur-ance Co. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's and S&P. Insur-ers are responsible for making their own assessment of the insurability of a municipal bond.

The New York Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow containing sufficient U.S. Gov-ernment or U.S. Government agency securities to ensure timely payment of prin-cipal and interest. Such bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

PORTFOLIO TURNOVER
A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover rela-tively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS
Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securities are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obliga-tion to make interest and principal payments. In general, lower rated munici-pal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current in-come, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regula-tory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. These risks may be greater for the Connecticut, New Jersey and New Jersey Intermediate Funds, which as "non-diversified" funds may concentrate their investments in munici-pal bonds of certain issuers to a greater extent than the New York and New York Insured Funds described in this prospectus, which are diversified funds.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their invest-ment portfolios across different industry sectors. The funds should be consid-ered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS
The funds have adopted certain investment limitations (based on total fund as-sets) designed to limit your investment risk and maintain portfolio diversifi-cation. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

As diversified funds, the New York and the New York Insured Funds also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

DEFENSIVE INVESTMENT STRATEGIES
Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market con-ditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strate-gies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securi-

                                      ---
ties or on debt securities whose prices, in the opinion of the funds' invest-ment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES
Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," "Insurance," and "Risk Reduction Strate-gies" are fundamental and may not be changed without the approval of a major-ity of the shareholders of each fund.

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will re-ceive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER
You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial ad-visers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments con-tinue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can re-fer you to one in your area.

BUYING SHARES BY MAIL
You may also open an account and purchase shares by mail by completing the en-closed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or in-crease minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or refer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your finan-cial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your in-vestment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your finan-cial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distrib-utor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES
You may buy Class A shares at their public offering price on the day of pur-chase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for pro-viding you with ongoing service.

The following Class A sales charges and commissions apply to all funds de-scribed in this prospectus except the New Jersey Intermediate Fund:

CLASS A SALES CHARGES AND COMMISSIONS
-------------------------------------------------------------------------------

                                                                                 AUTHORIZED
                                                                                     DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                              AS % OF                                               AS % OF
                               PUBLIC                    AS % OF                     PUBLIC
                             OFFERING                   YOUR NET                   OFFERING
PURCHASE AMOUNT                 PRICE                 INVESTMENT                      PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000             4.20%                      4.38%                      3.70%
    $50,000-100,000             4.00                       4.18                       3.50
   $100,000-250,000             3.50                       3.63                       3.00
   $250,000-500,000             2.50                       2.56                       2.00
 $500,000-1,000,000             2.00                       2.04                       1.50
$1,000,000 and over              -(1)                          -                       -(1)

                                      ---

The following Class A sales charges and commissions apply to the New Jersey Intermediate Fund:

CLASS A SALES CHARGES AND COMMISSIONS
-------------------------------------------------------------------------------

                                                                                 AUTHORIZED
                                                                                     DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                              AS % OF                                               AS % OF
                               PUBLIC                    AS % OF                     PUBLIC
                             OFFERING                   YOUR NET                   OFFERING
PURCHASE AMOUNT                 PRICE                 INVESTMENT                      PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000             3.00%                      3.09%                      2.50%
    $50,000-100,000             2.50                       2.56                       2.00
   $100,000-250,000             2.00                       2.04                       1.50
   $250,000-500,000             1.50                       1.52                       1.25
 $500,000-1,000,000             1.25                       1.27                       1.00
$1,000,000 and over              -(1)                          -                       -(1)

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commis-sion, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized deal-ers and may pay them the full applicable sales charge as a commission. In ad-dition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain cir-cumstances, Nuveen may also make ongoing payments to authorized dealers to fa-cilitate the marketing and administration of new and existing shareholder ac-counts, including payments for advertising that features the products and services of both parties. The statement of additional information contains further information about these programs.

OTHER SALES CHARGE DISCOUNTS
Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

 . Rights of Accumulation

 . Letter of Intent

 . Group Purchase

Sales Charge Waivers

 . Nuveen Unit Trust Reinvestment

 . Purchases using Redemptions from Unrelated Funds

 . Fee-Based Programs

 . Bank Trust Departments

 . Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES
You may buy Class B shares at their public offering price on the day of pur-chase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser a 4% commission at the time of purchase. The New Jersey Intermediate Fund does not currently offer Class B shares.

Class B shares convert automatically to Class A shares eight years after pur-chase. Class B shares will convert only if the fund is assured that the con-version does not generate tax consequences for investors, based upon the opin-ion of outside counsel or the written assurance of the IRS.

CLASS B CONTINGENT DEFERRED SALES CHARGE
If you redeem Class B shares within six years of purchase, you will be as-sessed a contingent deferred sales charge (CDSC) based upon the following schedule:

                            DURING YEAR
-------------------------------------------------------------------------------------
           1           2           3           4           5           6           7+
-------------------------------------------------------------------------------------
CDSC       5%          4%          4%          3%          2%          1%          0%

The CDSC is calculated on the lower of your purchase price or redemption pro-ceeds.

BUYING CLASS C SHARES
You may buy Class C shares at their public offering price on the day of pur-chase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be as-sessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES
You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you are investing at least $1 million or would qualify to purchase Class A shares without a sales charge, under certain of the programs described under "Other Sales Charge Discounts" above. See the statement of ad-ditional information for more details. There are no sales charges or ongoing fees.

                                      ---

Class R Shares have lower ongoing expenses than Class A shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER
You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE
Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on rec-ord. If you have established electronic funds transfer privileges on your ac-count, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your re-quest by having your redemption proceeds wired directly into your bank ac-count. See "Fund Direct--Electronic Funds Transfer" below.

Nuveen, the transfer agent or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immedi-ately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL
You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC
When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that rep-resent an increase in the value of your fund account due to capital apprecia-tion, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as de-scribed in the statement of additional information.

ACCOUNT MINIMUMS
From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written no-tice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an invol-untary redemption.

EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in an-other Nuveen mutual fund that is available within your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

                                      ---

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are ex-changing. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determin-ing any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and pur-chase of fund shares, you should consult your tax adviser about the tax conse-quences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING
The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other cir-cumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or ter-minate the exchange privilege, limit the amount or number of exchanges, or re-ject any exchange. You will be notified in the event this happens to the extent required by law.

OPTIONAL FEATURES AND SERVICES


SYSTEMATIC INVESTMENT
Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Di-rect--Electronic Funds Transfer" below), or directly from your paycheck. To in-vest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost aver-aging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to con-tinue investing in declining as well as rising markets before deciding to in-vest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING
The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. Theses annual returns do not reflect past or projected fund performance.

THE POWER OF SYSTEMATIC INVESTING

[GRAPH APPEARS HERE]

SYSTEMATIC WITHDRAWALS
If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually and may choose to re-ceive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must com-plete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE
If you redeem fund shares, you may reinvest all or part of your redemption pro-ceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstated. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of exer-cising your reinstatement privilege.

                                      ---

FUND DIRECT--ELECTRONIC FUNDS TRANSFER
You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation or the Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial ad-viser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular tele-phone redemption via Fund Direct, the fund may charge you a fee for this expe-dited service.

DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first busi-ness day of the following month.

PAYMENT AND REINVESTMENT OPTIONS
The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mu-tual fund. If you wish to do so, complete the appropriate section of the ac-count application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS
Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in municipal bonds from a specific state or in mu-nicipal bonds whose income is otherwise exempt from regular federal, state and local income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal, state and, in some cases, local income taxes. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a por-tion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or ex-change fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS
If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

                                      ---

OTHER IMPORTANT TAX INFORMATION
In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be tax-able as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free in-come is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS
Tax-Free Yield

TAX RATE         4.00%               4.50%               5.00%                5.50%                6.00%
--------------------------------------------------------------------------------------------------------
28.0%            5.56%               6.25%               6.94%                7.64%                8.33%
31.0%            5.80%               6.52%               7.25%                7.97%                8.70%
36.0%            6.25%               7.03%               7.81%                8.59%                9.37%
39.6%            6.62%               7.45%               8.28%                9.11%                9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

HOW TO CONTACT NUVEEN


GENERAL INFORMATION
If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS
If you are calling to purchase or redeem shares, request an exchange or con-duct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

Nuveen Mutual Funds
P.O. Box 5330
Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are open-ing a new account; if you are adding to an existing account, Nuveen will as-sume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS


INVESTMENT ADVISER
Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approxi-mately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

MANAGEMENT FEES
-------------------------------------------------------------------------------

AVERAGE DAILY NET ASSET
VALUE                       MANAGEMENT FEE
------------------------------------------
For the first $125 million         0.5500%
For the next $125 million          0.5375%
For the next $250 million          0.5250%
For the next $500 million          0.5125%
For the next $1 billion            0.5000%
For assets over $2 billion         0.4750%

                                      ---

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS
Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfo-lio managers of Nuveen Advisory and meets regularly to review economic condi-tions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the ex-ecution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Daniel S. Solender is the portfolio manager for the New York Fund and the New York Insured Fund. Mr. Solender has managed the funds since September 1994 and joined Nuveen Advisory in January 1992. Stephen S. Peterson is an Assistant Vice President of Nuveen Advisory and the portfolio manager for the New Jersey Fund. Mr. Peterson has managed the fund since its inception in March 1992 and joined Nuveen Advisory in October 1991. Richard Huber is the portfolio manager for the Connecticut Fund and the New Jersey Intermediate Fund. Mr. Huber has managed the funds since 1993 and since 1995 had been a Vice President of Flag-ship Financial Inc., the fund's prior investment adviser, until becoming a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997.

THE DISTRIBUTOR
John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT
Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder ac-counts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, cur-rently serves as transfer agent for the New York and New Jersey Funds. Boston Financial Data Services, 225 Franklin Street, Boston, MA 02106, currently serves as transfer agent for the Connecticut Fund.

HOW THE FUNDS REPORT PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar in-vestment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publi-cations. See the statement of additional information for a more detailed dis-cussion. You may find more information about each fund's performance in its annual report. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, sub-tracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for mu-nicipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfo-lio of investments and the shares of each class have equal rights as to vot-ing, redemption, dividends and liquidation. However, each class bears differ-ent sales charges and service fees.

Class C shares purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.


                                      ---

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

APPENDIX

SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discus-sion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an in-vestment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the statement of additional information for further in-formation.

CONNECTICUT
Connecticut is in the midst of a slow economic recovery from a recession that began in 1989 and ended in late 1992. Almost 40% of the state's recessionary employment loss has been recovered. Connecticut ranks first among the states in per capita personal income. Governor Rowland's recommended budget for fis-cal year 1998 anticipates significant income tax changes aimed at increasing overall disposable income and encouraging economic expansion in the state. Moderate, but steady economic growth is expected over the next four years.

While Connecticut ranks first among the states in per capita personal income ($31,776), the state's ratio of tax-supported debt to personal income is high-est in the nation. Large debt levels are expected to limit the state's finan-cial flexibility. The state's general obligation bonds are rated Aa3 by Moody's and AA- by S&P.

Tax Treatment:
The Connecticut Fund's regular monthly dividends will not be subject to the Connecticut personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Connecticut municipal bonds or out of income earned on obligations of U.S. territories and posses-sions. The portion of the Connecticut Fund's monthly dividends that is attrib-utable to income earned on other obligations will be subject to the Connecti-cut personal income tax. You also will be subject to Connecticut personal in-come tax to the extent the Connecticut Fund distributes any taxable income or realized capital gains (other than capital gains on Connecticut municipal bonds), or if you sell or exchange Connecticut Fund shares and realize a capi-tal gain on the transaction.

The treatment of corporate shareholders of the Connecticut Fund differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

NEW YORK
While New York State historically has been one of the wealthiest states in the nation, for decades its economy has grown more slowly than the nation as a whole. There are many reasons for this slow growth. New York has a very high state and local tax burden relative to other states. Declines in the banking and financial services industry, cutbacks in defense spending, and an over-built real estate market have hurt the State's economy. High taxes and other factors have prompted some businesses and individuals to leave the State, or not to move to the State. More affluent residents of its cities have moved to the suburbs and been replaced by less affluent residents, who may require more government support. Cities outside the state have developed financial and business resources which make them less dependent on New York City, which has hindered its economic recovery. The State projects a slow rate of economic growth in 1997. The State's 1996 unemployment rate was 6.2% and average per-sonal income was $28,782. New York City's 1996 unemployment rate was 8.8%. New York State general obligation bonds are rated A2 by Moody's and A- by Standard & Poor's; New York City general obligation bonds are rated Baa1 by Moody's and BBB+ by Standard & Poor's.

The State ended its 1995-96 fiscal year with a GAAP operating deficit. The $378 million proposed 1996-97 State budget projects a balanced general fund, receipts of $31.9 billion, and disbursements of $31.2 billion. The Governor also proposed an alternative budget to replace over $1 billion in Medicaid re-imbursements which the federal government might not pay.

New York City ended its 1996 fiscal year with an operating surplus of approxi-mately $5 million. Before the State enacted its 1996-97 budget, New York City adopted a fiscal year 1997 budget in June 1996 which provided for $33.4 bil-lion in spending. In March 1996, Moody's announced that it was reviewing the City's general obligation bond rating pending adoption of the City's 1997 bud-get. S&P placed the City on negative credit watch in January 1995. The City's 1997 budget of $33.3 billion reduces spending from the previous year and cuts $1.1 billion from City agencies. The Governor and the legislature have not agreed on how much State aid to provide the City in fiscal 1998, and the City may have to adopt further budget cuts after the 1998 State budget is adopted. Recent changes in federal law may lower the amount of federal aid the City re-ceives. If State and federal aid to the City declines, savings in the City's budget may be lower than projected and the Mayor may be required to propose additional spending cuts or tax increases to balance the City's budget in 1997 and beyond.

If serious financial difficulties arise that hamper the ability of the State, its agencies, New York City, other municipalities, or school districts to is-sue bonds or increase the risk that they may default on their obligations to pay bondholders, the

                                      ---
market value of the bonds they have issued may decrease. In addition, without help from the State legislature, the State Constitution may prevent the City from issuing bonds after 1997 because of declining real estate values within the City. If the City cannot issue bonds to pay for capital improvements, this would increase its budget deficits in later years.

Tax Treatment.
The New York Funds' regular monthly dividends will not be subject to New York state or New York city personal income taxes to the extent they are paid out of income earned on New York municipal bonds or out of income earned on obli-gations of U.S. territories and possessions. The portion of the New York Funds' monthly dividends that is attributable to income earned on other obli-gations will be subject to the New York state or the New York city personal income taxes. You also will be subject to New York state and New York city personal income taxes to the extent the New York Funds distribute any taxable income or realized capital gains, or if you sell or exchange shares of the New York Funds and realize a capital gain on the transaction.

The treatment of corporate and unincorporated business shareholders of the New York Funds differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

NEW JERSEY
New Jersey has a diversified economic base comprised of various manufacturing, construction and service industries. New Jersey ranks second among the states in per cap-ita personal income which was $31,053 in 1996. The national recession, howev-er, adversely affected the State's employment rate. Improvement has been slow but steady.

The 1996 fiscal year audited general fund revenues were $17.8 billion against expenditures of $16.4 billion. The general fund surplus totaled $441 million in fiscal year 1996. The state's jobless rate is now the lowest it has been since August 1990. New Jersey's general obligation bonds are rated Aa1 by Moody's and AA+ by Standard and Poor's.

Tax Treatment.
The New Jersey Funds' regular monthly dividends will not be subject to New Jersey gross income tax to the extent they are paid out of income earned on or capital gains realized from the sale of New Jersey municipal bonds or U.S. government securities. You will be subject to New Jersey gross income tax, however, to the extent the New Jersey Funds distribute any taxable income. If you realize a capital gain on the sale or exchange of shares of the New Jersey Funds, you will not be subject to New Jersey gross income tax. If you realize a capital loss on the sale or exchange of shares of the New Jersey Funds, you may not use the loss to offset other New Jersey taxable capital gains.

The treatment of corporate shareholders of the New Jersey Funds differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

                                      ---

Nuveen Family of Mutual Funds



Nuveen's family of funds offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.


Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund


Municipal Bond Funds


National Funds
Long-term

Insured Long-term

Intermediate-term

Limited-term



State Funds
Alabama

Arizona

California/1/

Colorado

Connecticut

Florida/2/

Georgia

Kansas

Kentucky/3/

Louisiana

Maryland

Massachusetts/1/

Michigan

Missouri

New Jersey/2/

New Mexico

New York/1/

North Carolina

Ohio

Pennsylvania

South Carolina

Tennessee

Virginia

Wisconsin



1. Long-term and insured long-term portfolios.
2. Long-term and intermediate-term portfolios.
3. Long-term and limited-term portfolios.


Nuveen Family of Municipal Bond Funds

[MAP OF UNITED STATES APPEARS HERE]


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

NUVEEN

Municipal
Bond Funds



June 30, 1997

Prospectus

Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO OF LADY APPEARS HERE]





California

Investing in Nuveen Mutual Funds



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund





JUNE 30, 1997

PROSPECTUS

Overview

The funds listed above are part of the Nuveen Flagship
Multistate Trust II, an open-end investment company.
Each fund seeks to provide high double or triple tax-free income and preservation of capital through in-vestments in diversified portfolios of quality munici-pal bonds whose income is exempt from regular federal, state and, in some cases, local income taxes.

Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this pro-spectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS
OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT
FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY.
SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUD-
ING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVEST-
ED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SECURITIES AND EX-
CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-
TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

Contents

1  OVERVIEW                                DIVIDENDS AND TAXES

2  FUND SUMMARIES AND                      11  How the Funds Pay Dividends
   FINANCIAL HIGHLIGHTS
                                           12  Taxes and Tax Reporting
FUND STRATEGIES
                                           12  Taxable Equivalent Yields
6  Investment Objective
                                           GENERAL INFORMATION
6  How the Funds Select Investments
                                           13  How to Contact Nuveen
7  Risk Reduction Strategies
                                           13  Fund Service Providers
INVESTING IN THE FUNDS
                                           14  How the Funds Report Performance
8  How to Buy Fund Shares
                                           14  How Fund Shares are Priced
8  How to Select a Purchase Option
                                           14  Organization
9  How to Sell Fund Shares
                                           APPENDIX
10 Exchanging Shares
                                           14  Special State Considerations
10 Optional Features and Services

                                      ---

Nuveen California Municipal Bond Fund

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION: July 1, 1986
NET ASSETS: $235.8 million

TOTAL RETURN (ANNUALIZED)
--------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 0.87%           5.29%           4.67%           4.53%           5.67%
5 Years                5.80%           6.72%           6.05%           6.00%           7.06%
10 Years               6.12%           6.58%           6.02%           5.83%           6.88%
Inception              6.79%           7.22%           6.66%           6.46%           7.52%

Class R total returns reflect actual performance for all periods; Classes A and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R performance for all periods, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           20.8
Average Modified Duration   8.0


CREDIT QUALITY

[PIE CHART APPEARS HERE]

AA   14%
A    24%
BB    1%
BBB   9%
NR    3%
AAA  49%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Health Care Facilities  19%
Escrowed Bonds          16%
Electric Utilities       6%
Other                   22%
Housing Facilities      16%
Lease Rental            21%


                       EXPENSE INFORMATION AS OF 2/28/97

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Chargeon Purchases                         4.20%(1)       -       -       -
Sales Chargeon Reinvested Dividends                     -       -       -       -
ContingentDeferred Sales Charge (CDSC)on
Redemptions                                          -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
--------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                             CLASS A           CLASS B           CLASS C           CLASS R
------------------------------------------------------------------------------------------
 Management Fees               0.54%             0.54%             0.54%             0.54%
 12b-1 Fees                    0.20%             0.95%             0.75%                 -
 Other                         0.16%             0.16%             0.16%             0.16%
------------------------------------------------------------------------------------------
 Total (Gross)                 0.90%             1.65%             1.45%             0.70%
 Waivers/
 Reimbursements                    -                 -                 -                 -
------------------------------------------------------------------------------------------
 Total Expenses (Net)          0.90%             1.65%             1.45%             0.70%

SUMMARY OF SHAREHOLDER EXPENSES (5)
--------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $51                   $56                   $15                    $7
3 Years                    $69                   $84                   $46                   $22
5 Years                    $90                  $101                   $79                   $39
10 Years                  $148                  $175                  $174                   $87

                                      ---

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual re-ports, write to Nuveen or call (800) 621-7227.

CLASS                        INVESTMENT OPERATIONS AND DISTRIBUTIONS:
(INCEPTION      ------------------------------------------------------------------
DATE)
                                       NET REALIZED            DISTRIBU-
                                        AND UNREAL-  DIVIDENDS     TIONS
YEAR ENDING     BEGINNING        NET      IZED GAIN   FROM NET      FROM    ENDING
FEBRUARY        NET ASSET INVESTMENT    (LOSS) FROM INVESTMENT   CAPITAL NET ASSET
28/29,              VALUE  INCOME(C) INVESTMENTS(A)     INCOME     GAINS     VALUE
----------------------------------------------------------------------------------
CLASS A (9/94)
1997              $10.580      $.553        $(.015)    $(.538)    $    -   $10.580
1996               10.100       .549           .473     (.542)         -    10.580
1995(d)            10.210       .270         (.031)     (.275)    (.074)    10.100
CLASS C (9/94)
1997               10.580       .473         (.012)     (.461)         -    10.580
1996               10.100       .470           .474     (.464)         -    10.580
1995(d)            10.040       .218           .139     (.223)    (.074)    10.100
CLASS R (7/86)
1997               10.600       .568           .009     (.567)         -    10.610
1996               10.130       .575           .467     (.572)         -    10.600
1995               10.740       .582         (.531)     (.587)    (.074)    10.130
1994               10.850       .598         (.054)     (.596)    (.058)    10.740
1993               10.140       .633           .707     (.626)    (.004)    10.850
1992(e)             9.920       .429           .218     (.427)         -    10.140
1991(f)             9.790       .639           .133     (.642)         -     9.920
1990(f)             9.850       .641         (.058)     (.643)         -     9.790
1989(f)             9.240       .649           .610     (.649)         -     9.850
1988(f)             9.280       .647         (.040)     (.647)         -     9.240
1987(f)             9.600       .652         (.320)     (.652)         -     9.280
CLASS                          RATIOS/SUPPLEMENTAL DATA:
(INCEPTION      ------------------------------------------------------------
DATE)
                                                    RATIO OF NET
                                         RATIO OF     INVESTMENT
YEAR ENDING                    ENDING EXPENSES TO      INCOME TO  PORTFOLIO
FEBRUARY            TOTAL  NET ASSETS AVERAGE NET        AVERAGE   TURNOVER
28/29,          RETURN(B)  (MILLIONS)   ASSETS(C)  NET ASSETS(C)       RATE
----------------------------------------------------------------------------------
CLASS A (9/94)
1997                 5.29%      $20.6         .94%          5.16%        74%
1996                10.36        12.7         .96           5.27         36
1995(d)              2.52         3.1        1.00+          5.81+        32
CLASS C (9/94)
1997                 4.53         1.0        1.67           4.44         74
1996                 9.53          .7        1.71           4.52         36
1995(d)              3.71          .2        1.75+          5.03+        32
CLASS R (7/86)
1997                 5.67       214.3         .70           5.41         74
1996                10.54       216.4         .71           5.53         36
1995                  .78       208.1         .71           5.83         32
1994                 5.08       218.4         .73           5.47         19
1993                13.66       183.2         .71           6.05          5
1992(e)              6.61       133.4         .67+          6.30+         -
1991(f)              8.16       107.5         .69           6.48         15
1990(f)              6.14        78.7         .69           6.51          8
1989(f)             14.12        52.0         .75           6.79         22
1988(f)              6.87        29.6         .70           7.09         48
1987(f)              3.28        19.1         .18           6.62         17

+ Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the eight months ending February 29.
(f) For the year ending June 30.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not repre-sent past or future expenses; actual expenses may be higher or lower.

                                      ---

Nuveen California Insured Municipal Bond Fund

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION:
     July 1, 1986
NET ASSETS:
     $224.9 million
TOTAL RETURN (ANNUALIZED)
--------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 0.18%           4.57%           3.82%           3.99%           4.81%
5 Years                6.03%           6.95%           6.17%           6.14%           7.18%
10 Years               6.19%           6.65%           6.03%           5.84%           6.89%
Inception              6.64%           7.07%           6.51%           6.27%           7.33%

Class R total returns reflect actual performance for all periods; Classes A and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R performance for all periods, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and five year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           22.0
Average Modified Duration   7.7


CREDIT QUALITY

[PIE CHART APPEARS HERE]

Escrowed  18%
Insured   82%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Lease Rental            19%
Housing Facilities      12%
Health Care Facilities   8%
Escrowed Bonds          18%
Water and Sewer          9%
Other                   34%


                       EXPENSE INFORMATION AS OF 2/28/97

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                    -       -       -       -
Contingent Deferred Sales Charge (CDSC) on
Redemptions                                          -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
--------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees           0.54%                 0.54%                 0.54%                 0.54%
12b-1 Fee                 0.20%                 0.95%                 0.75%                     -
Other                     0.15%                 0.15%                 0.15%                 0.15%
-------------------------------------------------------------------------------------------------
 Total (Gross)            0.89%                 1.64%                 1.44%                 0.69%
Waivers/
Reimbursements                -                     -                     -                     -
-------------------------------------------------------------------------------------------------
 Total (Net)              0.89%                 1.64%                 1.44%                 0.69%

SUMMARY OF SHAREHOLDER EXPENSES (5)
--------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $51                   $56                   $15                    $7
3 Years                    $69                   $84                   $46                   $22
5 Years                    $89                  $101                   $79                   $38
10 Years                  $147                  $174                  $172                   $86

                                      ---

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual re-ports, write to Nuveen or call (800) 621-7227.

CLASS                          INVESTMENT OPERATIONS AND DISTRIBUTIONS:
(INCEPTION DATE)  ------------------------------------------------------------------
                                         NET REALIZED            DISTRIBU-
                                          AND UNREAL-  DIVIDENDS     TIONS
                  BEGINNING        NET      IZED GAIN   FROM NET      FROM    ENDING
YEAR ENDING       NET ASSET INVESTMENT    (LOSS) FROM INVESTMENT   CAPITAL NET ASSET
FEBRUARY 28/29,       VALUE  INCOME(C) INVESTMENTS(A)     INCOME     GAINS     VALUE
------------------------------------------------------------------------------------
CLASS A (9/94)
1997                $10.760      $.549        $(.078)    $(.531)   $  --     $10.700
1996                 10.250       .530           .505     (.525)      --      10.760
1995(d)              10.220       .255           .068     (.265)   (.028)     10.250
CLASS C (9/94)
1997                 10.670       .462         (.054)     (.448)      --      10.630
1996                 10.150       .448           .516     (.444)      --      10.670
1995(d)              10.060       .210           .123     (.215)   (.028)     10.150
CLASS R (7/86)
1997                 10.740       .561         (.067)     (.554)      --      10.680
1996                 10.230       .556           .507     (.553)      --      10.740
1995                 10.670       .559         (.412)     (.559)   (.028)     10.230
1994                 10.850       .560         (.101)     (.556)   (.083)     10.670
1993                 10.010       .584           .871     (.579)   (.036)     10.850
1992(e)               9.650       .401           .360     (.401)      --      10.010
1991(f)               9.480       .600           .176     (.606)      --       9.650
1990(f)               9.630       .608         (.151)     (.607)      --       9.480
1989(f)               9.020       .607           .610     (.607)      --       9.630
1988(f)               8.980       .600           .040     (.600)      --       9.020
1987(f)               9.600       .630         (.620)     (.630)      --       8.980

CLASS                               RATIOS/SUPPLEMENTAL DATA:
(INCEPTION DATE)  -----------------------------------------------------------------
                                                           RATIO OF NET
                                               RATIO OF      INVESTMENT
                                     ENDING EXPENSES TO       INCOME TO  PORTFOLIO
YEAR ENDING           TOTAL      NET ASSETS AVERAGE NET         AVERAGE   TURNOVER
FEBRUARY 28/29,   RETURN(B)  (IN THOUSANDS)   ASSETS(C)   NET ASSETS(C)       RATE
------------------------------------------------------------------------------------
CLASS A (9/94)
1997                   4.57%         $ 27.6         .94%           5.05%        51%
1996                  10.32            17.3         .97            5.00         38
1995(d)                3.33             4.8        1.05+           5.45+        25
CLASS C (9/94)
1997                   3.99             1.7        1.67            4.32         51
1996                   9.67             1.0        1.71            4.26         38
1995(d)                3.45              .2        1.80+           4.69+        25
CLASS R (7/86)
1997                   4.81           195.6         .69            5.30         51
1996                  10.63           205.6         .70            5.29         38
1995                   1.68           198.9         .70            5.60         25
1994                   4.27           208.1         .71            5.12         14
1993                  15.05           168.9         .75            5.72          9
1992(e)                7.99           100.9         .64+           5.97+         7
1991(f)                8.43            74.6         .68            6.26         29
1990(f)                4.93            50.6         .70            6.36         13
1989(f)               13.97            35.0         .82            6.52         23
1988(f)                7.44            22.4         .82            6.77         31
1987(f)               (.13)            16.2         .17            6.48          4

+ Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the eight months ending February 29.
(f) For the year ending June 30.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not repre-sent past or future expenses; actual expenses may be higher or lower.

                                      ---

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal and state income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY
The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;

 . Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS


TAX-FREE MUNICIPAL BONDS
The funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal and state income taxes. Income from these bonds may be subject to the federal alternative mini-mum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be re-paid from any revenue source; revenue bonds may be repaid only from the reve-nues of a specific facility or source.

The California Insured Fund primarily purchases insured municipal bonds. See "Insurance" below. Under normal market conditions, the California Insured Fund will invest at least 65% of its assets in insured municipal bonds.

FOCUS ON QUALITY MUNICIPAL BONDS
The funds purchase only quality municipal bonds that are either rated invest-ment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' in-vestment adviser. If suitable municipal bonds from California are not avail-able at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to re-duce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the rat-ings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY
The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects mu-nicipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The ad-viser then monitors each fund's portfolio to assure that municipal bonds pur-chased continue to represent over time, in its opinion, the best values avail-able.

PORTFOLIO MATURITY
Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an in-vestment portfolio with an overall weighted average maturity within a defined range. All of the funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.

INSURANCE
The California Insured Fund primarily purchases insured municipal bonds. In-sured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master port-folio insurance policies currently include MBIA Insurance Corp.,

                                      ---

AMBAC Indemnity Corp., Financial Security Assurance, Inc., and Financial Guar-anty Insurance Co. The funds' investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring munici-pal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurabil-ity of a municipal bond.

The California Insured Fund can invest up to 20% of its net assets in uninusured municipal bonds that are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Such bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

PORTFOLIO TURNOVER
A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS
Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securi-ties are subject to market fluctuation, the value of the bonds at time of de-livery may be less (or more) than cost.

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when in-terest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (dura-tions) or lower ratings generally provide higher current income, but are sub-ject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio.

The funds limit your investment risk generally by restricting the types and ma-turities of municipal bonds they purchase, and by diversifying their investment portfolios across different industry sectors. The funds should be considered long-term investments and may not be suitable for investors with short-term in-vestment horizons.

INVESTMENT LIMITATIONS
The funds have adopted certain investment limitations (based on total fund as-sets) designed to limit your investment risk and maintain portfolio diversifi-cation. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

As diversified funds, the funds also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

DEFENSIVE INVESTMENT STRATEGIES
Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market conditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or op-tions based on either an index of long-term tax-free securities or on debt se-curities whose prices, in the opinion of the funds' investment adviser, corre-late with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES
Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," "Insurance," and "Risk Reduction Strate-gies" are fundamental and may not be changed without the approval of a majority of the shareholders of each fund.

                                      ---

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will re-ceive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER
You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial ad-visers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments con-tinue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can re-fer you to one in your area.

BUYING SHARES BY MAIL
You may also open an account and purchase shares by mail by completing the en-closed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or in-crease minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION


The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your finan-cial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your in-vestment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your finan-cial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distrib-utor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES
You may buy Class A shares at their public offering price on the day of pur-chase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for pro-viding you with ongoing service.

The following Class A sales charges and commissions apply to all funds de-scribed in this prospectus:

CLASS A SALES CHARGES AND COMMISSIONS

-------------------------------------------------------------------------------

                                                                       AUTHORIZED DEALER
                                 SALES CHARGE                                 COMMISSION
                           -------------------------------------       -----------------
                            AS % OF                                              AS % OF
                             PUBLIC                AS % OF                        PUBLIC
                           OFFERING               YOUR NET                      OFFERING
PURCHASE AMOUNT               PRICE             INVESTMENT                         PRICE
----------------------------------------------------------------------------------------
      Up to $50,000          4.20%                   4.38%                         3.70%
    $50,000-100,000          4.00                  4.18                            3.50
   $100,000-250,000          3.50                  3.63                            3.00
   $250,000-500,000          2.50                  2.56                            2.00
 $500,000-1,000,000          2.00                  2.04                            1.50
$1,000,000 and over          -(1)                     -                           -(1)

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commis-sion, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized deal-ers and may pay them the full applicable sales charge as a commission. In ad-dition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain cir-cumstances, Nuveen may also make ongoing payments to authorized dealers to fa-cilitate the marketing and administration of new and existing shareholder ac-counts, including payments for advertising that features the products and services of both parties. The statement of additional information contains further information about these programs.


                                      ---

OTHER SALES CHARGE DISCOUNTS
Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

 . Rights of Accumulation

 . Letter of Intent

 . Group Purchase

Sales Charge Waivers

 . Nuveen Unit Trust Reinvestment

 . Purchases using Redemptions from Unrelated Funds

 . Fee-Based Programs

 . Bank Trust Departments

 . Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES
You may buy Class B shares at their public offering price on the day of pur-chase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser a 4% commission at the time of purchase.

Class B shares convert automatically to Class A shares eight years after pur-chase. Class B shares will convert only if the fund is assured that the con-version does not generate tax consequences for investors, based upon the opin-ion of outside counsel or the written assurance of the IRS.

CLASS B CONTINGENT DEFERRED SALES CHARGE
If you redeem Class B shares within six years of purchase, you will be as-sessed a contingent deferred sales charge (CDSC) based upon the following schedule:

                                      DURING YEAR
---------------------------------------------------------------------------------------------------------------
              1               2               3               4               5               6              7+
---------------------------------------------------------------------------------------------------------------
CDSC         5%              4%              4%              3%              2%              1%              0%

The CDSC is calculated on the lower of your purchase price or redemption pro-ceeds.

BUYING CLASS C SHARES
You may buy Class C shares at their public offering price on the day of pur-chase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be as-sessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES
You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you are investing at least $1 million or would qualify to purchase Class A shares without a sales charge, but only under certain of the programs described under "Other Sales Charge Discounts" above. See the state-ment of additional information for more details. There are no sales charges or ongoing fees. Class R Shares have lower ongoing expenses than Class A Shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER
You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE
Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on rec-ord. If you have established electronic funds transfer privileges on your ac-count, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your re-quest by having your redemption proceeds wired directly into your bank ac-count. See "Fund Direct--Electronic Funds Transfer" below.

Nuveen, the transfer agent or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immedi-ately verify your trade confirmations when you receive them.

                                      ---

SELLING SHARES BY MAIL
You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC
When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that rep-resent an increase in the value of your fund account due to capital apprecia-tion, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as de-scribed in the statement of additional information.

ACCOUNT MINIMUMS
From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written no-tice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an invol-untary redemption.

EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in an-other Nuveen mutual fund that is available within your state of residence. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are ex-changing. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determin-ing any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING
The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. You will be notified in the event this happens to the ex-tent required by law.

OPTIONAL FEATURES AND SERVICES


SYSTEMATIC INVESTMENT
Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Direct--Electronic Funds Transfer" below), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate sec-tion of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

                                      ---

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost aver-aging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to con-tinue investing in declining as well as rising markets before deciding to in-vest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING
The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not re-flect past or projected fund performance.

The Power of Systematic Investing

[GRAPH APPEARS HERE]

SYSTEMATIC WITHDRAWALS
If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually, or annually and may choose to re-ceive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must com-plete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE
If you redeem fund shares, you may reinvest all or part of your redemption pro-ceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstated. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of exer-cising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER
You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account applica-tion or Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular tele-phone redemption via Fund Direct, the fund may charge you a fee for this expe-dited service.


DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on the ninth of each month and generally pay dividends or about on the first business day of the following month.

PAYMENT AND REINVESTMENT OPTIONS
The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank ac-count, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mutual fund. If you wish to do so, complete the appropriate section of the account ap-plication, contact your financial adviser or call Nuveen at (800) 621-7227.

                                      ---

CALCULATION OF FUND DIVIDENDS
Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in municipal bonds from California or in municipal bonds whose income is otherwise exempt from regular federal and state income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal and state income taxes. All or a portion of these divi-dends, however, may be subject to the federal alternative minimum tax (AMT). More specific state tax information can be found below in the Appendix.

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a por-tion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or ex-change fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS
If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contem-plating a redemption.

OTHER IMPORTANT TAX INFORMATION
In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (nor-mally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free in-come is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed mon-ey.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal in-vestment. To assist you to more easily compare municipal investments like the funds

                                      ---
with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS

Tax-Free Yield

TAX RATE         4.00%               4.50%               5.00%                5.50%                6.00%
--------------------------------------------------------------------------------------------------------
28.0%            5.56%               6.25%               6.94%                7.64%                8.33%
31.0%            5.80%               6.52%               7.25%                7.97%                8.70%
36.0%            6.25%               7.03%               7.81%                8.59%                9.37%
39.6%            6.62%               7.45%               8.28%                9.11%                9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

HOW TO CONTACT NUVEEN


GENERAL INFORMATION
If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS
If you are calling to purchase or redeem shares, request an exchange or con-duct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

Nuveen Mutual Funds
P.O. Box 5330
Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are open-ing a new account; if you are adding to an existing account, Nuveen will as-sume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS


INVESTMENT ADVISER
Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approxi-mately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

MANAGEMENT FEES

------------------------------------------
AVERAGE DAILY NET ASSET
VALUE                       MANAGEMENT FEE
------------------------------------------
For the first $125 million         0.5500%
For the next $125 million          0.5375%
For the next $250 million          0.5250%
For the next $500 million          0.5125%
For the next $1 billion            0.5000%
For assets over $2 billion         0.4750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS
Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfo-lio managers of Nuveen Advisory and meets regularly to review economic condi-tions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the ex-ecution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Steven J. Krupa is the portfolio manager for the California Fund and the Cali-fornia Insured Fund. Mr. Krupa has been a Vice President of Nuveen Advisory since 1990.

THE DISTRIBUTOR
John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class

                                      ---

C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT
Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder ac-counts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, cur-rently serves as transfer agent for each fund.

HOW THE FUNDS REPORT PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar in-vestment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publica-tions. See the statement of additional information for a more detailed discus-sion. You may find more information about each fund's performance in its annual report. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, sub-tracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for mu-nicipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, cou-pon, maturity and rating, indications of value from securities dealers and gen-eral market conditions.

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfolio of investments and the shares of each class have equal rights as to voting, re-demption, dividends and liquidation. However, each class bears different sales charges and service fees.

Class C shares purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Share-holders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

APPENDIX

SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax ad-viser about the state tax consequences of a specific fund investment. See the statement of additional information for further information.

CALIFORNIA
California's economy, the largest in the nation, is undergoing a slow, steady growth following a recession from mid-1990 to late 1993 in which the construc-tion, manufacturing and financial services industries were adversely affected, job losses were severe, and substantial, broad-based revenue shortfalls af-fected both the state and local governments. The state's 1996 unemployment rate was 7.2% and average personal income was $23,764. California's general obliga-tion bonds are rated A1 by Moody's and A+ by Standard and Poor's.

The taxing authority of California's governmental entities is limited due to the adoption of "Proposition 13" and other amendments to the California Consti-tution. Proposition 13, adopted by voters in 1978, limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally re-stricts the reassessment of property to 2% per year, except upon new construc-tion or change of ownership (subject to a number of exemptions). Because the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition, the amount of tax on similarly situated properties varies widely. The state and local governments are also subject to annual "appropriations limits" imposed by Article XIIIB of the California Con-stitution, which limits the state and local governments from spending the pro-ceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits which are adjusted annually to reflect changes in cost of living and population. Revenues in excess of the limitations are mea-sured over a two year cycle. Local governments must return any excess to tax-payers by rate reductions; the state must refund 50% of any excess, with the other 50% paid to schools and community colleges. A 1986 initiative statute called "Proposition 62" requires either a majority or 2/3 voter approval for any increase in general or special taxes. Court decisions had struck down most of Prop-

                                      ---
osition 62, but the California Supreme Court upheld its constitutionality in September 1995. Many aspects of the decision, such as whether it applies ret-roactively, remain unclear, but its future effect will be to further limit the fiscal flexibility of many local governments. The complex and ambiguous nature of the foregoing limitations makes it impossible to fully determine their im-pact on California Municipal Obligations or the ability of the state and local governments to pay debt service on California Municipal Obligations.

On November 5, 1996, California voters approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments and property-related fees and charges. Proposition 218 also extends the initiative power to include the re-duction or repeal of any local taxes, assessments, fees and charges. This ex-tension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218, and could result in the retroactive re-peal or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and rating downgrades and/or defaults may result. Additionally, the voter approval requirement re-duces the financial flexibility of local governments to deal with fiscal prob-lems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may, and in fact has, been cited as the reason for rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how Proposition 218 will be in-terpreted by a court.

California is estimated to end its 1996-97 fiscal year with a general fund surplus of approximately $763 million, of which $312 million is reserved for economic uncertainties reducing the accumulated budget deficit to approxi-mately $1.14 billion. As a result of the improved revenues, the state's cash position has substantially recovered. Only $3 billion of cash flow borrowing was needed during 1996-97, and about $3 billion is projected for 1997-98, with no external borrowing over the end of the fiscal year. The Governor's proposed budget for 1997-98 projects $52.0 billion of revenues and transfers, and $51.7 billion of expenditures, resulting in a budget reserve at June 30, 1998 of about $580 million. A number of issues related to the 1997-98 budget still have to be resolved, including additional school funding and the Governor's proposals for future health and welfare cuts.

California's finances have dramatically improved since 1994 and the economy has further diversified. However, should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by Califor-nia, its public authorities or local governments could be adversely affected.

Tax Treatment.
The funds' regular monthly dividends will not be subject to California per-sonal income taxes to the extent they are paid out of income earned on Cali-fornia municipal obligations or U.S. government securities. You will be sub-ject to California personal income taxes, however, to the extent the funds distribute any taxable income or realized capital gains, or if you sell or ex-change shares of the funds and realize capital gain on the transaction.

The treatment of corporate shareholders of the funds differs from that de-scribed above. Corporate shareholders should refer to the statement of addi-tional information for more detailed information.


                                      ---

Nuveen Family of Mutual Funds



Nuveen's family of funds offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.


Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund


Municipal Bond Funds


National Funds
Long-term

Insured Long-term

Intermediate-term

Limited-term



State Funds
Alabama

Arizona

California/1/

Colorado

Connecticut

Florida/2/

Georgia

Kansas

Kentucky/3/

Louisiana

Maryland

Massachusetts/1/

Michigan

Missouri

New Jersey/2/

New Mexico

New York/1/

North Carolina

Ohio

Pennsylvania

South Carolina

Tennessee

Virginia

Wisconsin



1. Long-term and insured long-term portfolios.
2. Long-term and intermediate-term portfolios.
3. Long-term and limited-term portfolios.


Nuveen Family of Municipal Bond Funds

[MAP OF UNITED STATES APPEARS HERE]


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

NUVEEN

Municipal
Bond Funds



June 30, 1997

Prospectus

Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO OF LADY APPEARS HERE]






Massachusetts

Investing in Nuveen Mutual Funds



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund

JUNE 30, 1997

PROSPECTUS

Overview

The funds listed above are part of the Nuveen Flagship
Multistate Trust II, an open-end investment company.
Each fund seeks to provide high double tax-free income and preservation of capital through investments in di-versified portfolios of quality municipal bonds whose income is exempt from regular federal and state income taxes.

Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this pro-spectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS
OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT
FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY.
SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUD-
ING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVEST-
ED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SECURITIES AND EX-
CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-
TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

Contents

1  OVERVIEW                            DIVIDENDS AND TAXES

2  FUND SUMMARIES AND                  12  How the Funds Pay Dividends
   FINANCIAL HIGHLIGHTS
                                       12  Taxes and Tax Reporting
FUND STRATEGIES
                                       13  Taxable Equivalent Yields
6  Investment Objective
                                       GENERAL INFORMATION
6  How the Funds Select Investments
                                       13  How to Contact Nuveen
7  Risk Reduction Strategies
                                       13  Fund Service Providers
INVESTING IN THE FUNDS
                                       14  How the Funds Report Performance
8  How to Buy Fund Shares
                                       14  How Fund Shares are Priced
8  How to Select a Purchase Option
                                       14  Organization
9  How to Sell Fund Shares
                                       APPENDIX
10 Exchanging Shares
                                       15  Special State Considerations
10  Optional Features and Services

                                      ---

Nuveen Massachusetts Municipal Bond Fund

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION: December 22, 1986
NET ASSETS: $81.0 million
TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 0.33%           4.73%           4.02%           3.90%           4.99%
5 Years                6.11%           7.03%           6.22%           6.18%           7.24%
10 Years               5.97%           6.42%           5.81%           5.60%           6.66%
Inception              5.95%           6.40%           5.79%           5.58%           6.64%

Class R total returns reflect actual performance for all periods; Classes A and C total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class R performance for peri-ods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R perfor-mance for all periods, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 years periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           19.1
Average Modified Duration   4.8


CREDIT QUALITY

[PIE CHART APPEARS HERE]

BBB  13%
A    26%
AA   12%
AAA  47%
NR    2%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Escrowed Bonds          25%
Housing Facilities      20%
Health Care Facilities  19%
Other                    2%
Educational Facilities  13%
General Obligations     21%


                       EXPENSE INFORMATION AS OF 2/28/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                    -       -       -       -
Contingent Deferred Sales Charge (CDSC) on
Redemptions                                          -(1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees           0.55%                 0.55%                 0.55%                 0.55%
12b-1 Fees                0.20%                 0.95%                 0.75%                     -
Other Expenses            0.21%                 0.21%                 0.21%                 0.21%
-------------------------------------------------------------------------------------------------
 Total (Gross)            0.96%                 1.71%                 1.51%                 0.76%
Waivers/
Reimbursements          (0.01%)               (0.01%)               (0.01%)               (0.01%)
-------------------------------------------------------------------------------------------------
 Total (Net)              0.95%                 1.70%                 1.50%                 0.75%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $51                   $57                   $15                    $8
3 Years                    $71                   $85                   $47                   $24
5 Years                    $92                  $104                   $82                   $42
10 Years                  $154                  $181                  $179                   $93

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent au-ditors. You may find more information about the fund's performance in its an-nual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION                    INVESTMENT OPERATIONS AND DISTRIBUTIONS:
DATE)            ------------------------------------------------------------------
                                        NET REALIZED            DISTRIBU-
                                         AND UNREAL-  DIVIDENDS     TIONS
                 BEGINNING        NET      IZED GAIN   FROM NET      FROM    ENDING
YEAR ENDING      NET ASSET INVESTMENT    (LOSS) FROM INVESTMENT   CAPITAL NET ASSET
FEBRUARY 28/29,      VALUE  INCOME(C) INVESTMENTS(A)     INCOME     GAINS     VALUE
-----------------------------------------------------------------------------------
CLASS A (9/94)
1997                $9.940      $.528        $(.073)    $(.505)     $  -     $9.890
1996                 9.560       .513           .388     (.521)        -      9.940
1995(d)              9.540       .254           .025     (.259)        -      9.560
CLASS C (9/94)
1997                 9.890       .451         (.077)     (.434)        -      9.830
1996                 9.510       .437           .392     (.449)        -      9.890
1995(d)              9.280       .188           .254     (.212)        -      9.510
CLASS R (12/86)
1997                 9.910       .538         (.060)     (.528)        -      9.860
1996                 9.540       .537           .378     (.545)        -      9.910
1995                 9.940       .541         (.403)     (.538)        -      9.540
1994                 9.910       .543           .038     (.541)   (.010)      9.940
1993                 9.210       .563           .704     (.563)   (.004)      9.910
1992(e)              9.130       .146           .077     (.143)        -      9.210
1991(f)              8.760       .577           .375     (.582)        -      9.130
1990(f)              8.900       .587         (.144)     (.583)        -      8.760
1989(f)              8.600       .587           .300     (.587)        -      8.900
1988(f)              8.250       .581           .350     (.581)        -      8.600
1987(d)(f)           9.600       .577        (1.350)     (.577)        -      8.250
CLASS
(INCEPTION                      RATIOS/SUPPLEMENTAL DATA:
DATE)            ------------------------------------------------------------
                                                     RATIO OF NET
                                          RATIO OF     INVESTMENT
                                ENDING EXPENSES TO      INCOME TO  PORTFOLIO
YEAR ENDING          TOTAL  NET ASSETS AVERAGE NET        AVERAGE   TURNOVER
FEBRUARY 28/29,  RETURN(B)  (MILLIONS)   ASSETS(C)  NET ASSETS(C)       RATE
-----------------------------------------------------------------------------------
CLASS A (9/94)
1997                  4.73%       $7.2        0.99%          5.24%        10%
1996                  9.62         4.3        1.00           5.21          6
1995(d)               3.05         1.1        1.00+          5.75+        17
CLASS C (9/94)
1997                  3.90          .9        1.73           4.51         10
1996                  8.87          .6        1.75           4.45          6
1995(d)               4.86          .1        1.75+          5.11+        17
CLASS R (12/86)
1997                  4.99        72.9         .75           5.48         10
1996                  9.80        76.8         .75           5.49          6
1995                  1.64        71.6         .75           5.77         17
1994                  5.96        71.9         .75           5.38          3
1993                 14.21        53.2         .75           5.91          5
1992(e)               2.44        34.5         .71+          6.31+         5
1991(f)              11.19        31.2         .75           6.39         19
1990(f)               5.21        20.8         .75           6.68         23
1989(f)              10.62        15.5         .75           6.64         31
1988(f)              11.56         9.5         .75           6.74         55
1987(d)(f)          (8.19)         5.7         .37+          6.47+        34

+ Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the three months ending February 29.
(f) For the year ending November 30.


NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory will waive some or all of its fees or reimburse expenses so that the total operating expenses (not counting distribution and service fees) for the fund (through July 31, 1997) do not exceed 0.75% of average daily net assets.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

Nuveen Massachusetts Insured Municipal Bond Fund

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION: December 22, 1986
NET ASSETS: $65.5 million

TOTAL RETURN (ANNUALIZED)
--------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                -0.35%           4.02%           3.18%           3.17%           4.16%
5 Years                5.81%           6.72%           5.98%           5.95%           6.99%
10 Years               6.15%           6.60%           6.01%           5.82%           6.87%
Inception              6.10%           6.55%           5.96%           5.76%           6.82%

Class R total returns reflect actual performance for all periods; Classes A and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R performance for all periods, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your total returns for the 1 year and 5 year peri-ods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

Average Maturity           17.9
Average Modified Duration   5.8


CREDIT QUALITY

[PIE CHART APPEARS HERE]

Escrowed  19%
Insured   81%


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Health Care Facilities  20%
Housing Facilities       2%
Educational Facilities  20%
Other                    2%
Escrowed Bonds          19%
General Obligations     37%


                       EXPENSE INFORMATION AS OF 2/28/97

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                  CLASS A CLASS B CLASS C CLASS R
---------------------------------------------------------------------------------
Sales Charge on Purchases                        4.20%(1)      -       -      -
Sales Charge on Reinvested Dividends                    -      -       -      -
Contingent Deferred Sales Charge (CDSC) on
Redemptions                                          -(1)  5%(2)   1%(3)      -

OVERVIEW OF FUND OPERATING EXPENSES (4)
--------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees          0.55%                 0.55%                 0.55%                 0.55%
12b-1 Fees               0.20%                 0.95%                 0.75%                     -
Other Expenses           0.25%                 0.25%                 0.25%                 0.25%
-------------------------------------------------------------------------------------------------
 Total (Gross)           1.00%                 1.75%                 1.55%                 0.80%
Waivers/
Reimbursements               -                     -                     -                     -
-------------------------------------------------------------------------------------------------
 Total (Net)             1.00%                 1.75%                 1.55%                 0.80%

SUMMARY OF SHAREHOLDER EXPENSES (5)
--------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                   $52                   $57                   $16                    $8
3 Years                  $73                   $87                   $49                   $26
5 Years                  $95                  $106                   $84                   $44
10 Years                $159                  $186                  $185                   $99

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Arthur Andersen LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION DATE)               INVESTMENT OPERATIONS AND DISTRIBUTIONS:
                  ------------------------------------------------------------------
                                         NET REALIZED            DISTRIBU-
                                          AND UNREAL-  DIVIDENDS     TIONS
                  BEGINNING        NET      IZED GAIN   FROM NET      FROM    ENDING
YEAR ENDING       NET ASSET INVESTMENT    (LOSS) FROM INVESTMENT   CAPITAL NET ASSET
FEBRUARY 28/29,       VALUE  INCOME(C) INVESTMENTS(A)     INCOME     GAINS     VALUE
------------------------------------------------------------------------------------
CLASS A (9/94)
1997                $10.490      $.527        $(.120)    $(.517)      $  -   $10.380
1996                 10.060       .512           .433     (.515)         -    10.490
1995(d)              10.030       .249           .039     (.258)         -    10.060
CLASS C (9/94)
1997                 10.470       .449         (.129)     (.440)         -    10.350
1996                 10.040       .434           .435     (.439)         -    10.470
1995(d)               9.910       .202           .137     (.209)         -    10.040
CLASS R (12/86)
1997                 10.500       .544         (.124)     (.540)         -    10.380
1996                 10.060       .538           .445     (.543)         -    10.500
1995                 10.450       .545         (.386)     (.549)         -    10.060
1994                 10.440       .537              -     (.527)         -    10.450
1993                  9.650       .551           .784     (.545)         -    10.440
1992                  9.360       .570           .301     (.581)         -     9.650
1991                  9.140       .568           .219     (.567)         -     9.360
1990                  8.960       .571           .178     (.569)         -     9.140
1989                  9.030       .576         (.070)     (.576)         -     8.960
1988                  9.540       .582         (.510)     (.582)         -     9.030
1987 (d)              9.600       .131         (.060)     (.131)         -     9.540
CLASS
(INCEPTION DATE)                 RATIOS/SUPPLEMENTAL DATA:
                  ------------------------------------------------------------
                                                      RATIO OF NET
                                           RATIO OF     INVESTMENT
                                 ENDING EXPENSES TO      INCOME TO  PORTFOLIO
YEAR ENDING           TOTAL  NET ASSETS AVERAGE NET        AVERAGE   TURNOVER
FEBRUARY 28/29,   RETURN(B)  (MILLIONS)   ASSETS(C)  NET ASSETS(C)       RATE
------------------------------------------------------------------------------------
CLASS A (9/94)
1997                   4.02%      $ 7.5        1.04%          5.02%        10%
1996                   9.59         5.3        1.07           4.94          1
1995(d)                2.99         2.0        1.15+          5.34+        10
CLASS C (9/94)
1997                   3.17         1.0        1.78           4.29         10
1996                   8.80          .7        1.81           4.20          1
1995(d)                3.52          .3        1.90+          4.58+        10
CLASS R (12/86)
1997                   4.16        57.1         .80           5.26         10
1996                   9.99        60.1         .81           5.21          1
1995                   1.77        57.1         .79           5.54         10
1994                   5.22        58.3         .84           5.09          3
1993                  14.28        47.1         .86           5.47          2
1992                   9.57        28.2         .72           5.93          5
1991                   8.95        15.6         .85           6.19          6
1990                   8.52         8.6         .97           6.17         15
1989                   5.84         5.4         .97           6.44         41
1988                   1.14         4.9         .59           6.53         42
1987 (d)                .75         2.3           -           5.82+         -

+ Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) From commencement of class operations as noted.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory will waive some or all of its fees or reimburse expenses so that total operating expenses (not counting dis-tribution and service fees) for the fund do not exceed 0.975% of the fund's average daily net assets.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY
The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;

 . Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS


TAX-FREE MUNICIPAL BONDS
The funds invest substantially all of their assets (at least 80%) in Massachu-setts municipal bonds that pay interest that is exempt from regular federal and state income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be re-paid from any revenue source; revenue bonds may be repaid only from the reve-nues of a specific facility or source.

The Massachusetts Insured Fund primarily purchases insured municipal bonds. See "Insurance" below. Under normal market conditions, the Massachusetts In-sured Fund will invest at least 65% of its assets in insured municipal bonds.

FOCUS ON QUALITY MUNICIPAL BONDS
The funds purchase only quality municipal bonds that are either rated invest-ment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' in-vestment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds. The Massa-chusetts Insured Fund will invest at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to re-duce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the rat-ings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY
The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects mu-nicipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The ad-viser then monitors each fund's portfolio to assure that municipal bonds pur-chased continue to represent over time, in its opinion, the best values avail-able.

PORTFOLIO MATURITY
Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an in-vestment portfolio with an overall weighted average maturity within a defined range. All of the funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.

INSURANCE
The Massachusetts Insured Fund primarily purchases insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

                                      ---

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., AMBAC Indemnity Corp., Financial Security Assurance, Inc., and Financial Guaranty Insurance Co. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are re-sponsible for making their own assessment of the insurability of a municipal bond.

An insured fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and in-terest. Such bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

PORTFOLIO TURNOVER
A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS
Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securi-ties are subject to market fluctuation, the value of the bonds at time of de-livery may be less (or more) than cost.

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when in-terest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (dura-tions) or lower ratings generally provide higher current income, but are sub-ject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio. These risks may be greater for the Massachusetts and Massachusetts Insured Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of cer-tain issuers to a greater extent than diversified funds.

The funds limit your investment risk generally by restricting the types and ma-turities of municipal bonds they purchase, and by diversifying their investment portfolios across different industry sectors. The funds should be considered long-term investments and may not be suitable for investors with short-term in-vestment horizons.

INVESTMENT LIMITATIONS
The funds have adopted certain investment limitations (based on total fund as-sets) designed to limit your investment risk and maintain portfolio diversifi-cation. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

DEFENSIVE INVESTMENT STRATEGIES
Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market conditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or op-tions based on either an index of long-term tax-free securities or on debt se-curities whose prices, in the opinion of the funds' investment adviser, corre-late with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES
Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," "Insurance," and "Risk Reduction Strate-gies" are fundamental and may not be changed without the approval of a majority of the shareholders of each fund.

                                      ---

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will re-ceive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER
You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial ad-visers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments con-tinue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can re-fer you to one in your area.

BUYING SHARES BY MAIL
You may also open an account and purchase shares by mail by completing the en-closed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or in-crease minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your finan-cial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your in-vestment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your finan-cial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distrib-utor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES
You may buy Class A shares at their public offering price on the day of pur-chase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for pro-viding you with ongoing service.

The following Class A sales charges and commissions apply to all funds de-scribed in this prospectus:

CLASS A SALES CHARGES AND COMMISSIONS
-------------------------------------------------------------------------------

                                                                                 AUTHORIZED
                                                                                     DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                              AS % OF                                               AS % OF
                               PUBLIC                    AS % OF                     PUBLIC
                             OFFERING                   YOUR NET                   OFFERING
PURCHASE AMOUNT                 PRICE                 INVESTMENT                      PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000             4.20%                      4.38%                      3.70%
    $50,000-100,000              4.00                       4.18                       3.50
   $100,000-250,000              3.50                       3.63                       3.00
   $250,000-500,000              2.50                       2.56                       2.00
 $500,000-1,000,000              2.00                       2.04                       1.50
$1,000,000 and over              -(1)                          -                       -(1)

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commis-sion, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized deal-ers and may pay them the full applicable sales charge as a commission. In ad-dition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain cir-cumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties, and make ongoing payments to authorized dealers to facili-

                                      ---
tate the marketing and administration of new and existing shareholder ac-counts, including payments for advertising that features the products and services of both parties. The statement of additional information contains further information about these programs.

OTHER SALES CHARGE DISCOUNTS
Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

 . Rights of Accumulation

 . Letter of Intent

 . Group Purchase

Sales Charge Waivers

 . Nuveen Unit Trust Reinvestment

 . Purchases using Redemptions from Unrelated Funds

 . Fee-Based Programs

 . Bank Trust Departments

 . Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES
You may buy Class B shares at their public offering price on the day of pur-chase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser a 4% commission at the time of purchase.

Class B shares convert automatically to Class A shares eight years after pur-chase. Class B shares will convert only if the fund is assured that the con-version does not generate tax consequences for investors, based upon the opin-ion of outside counsel or the written assurance of the IRS.

CLASS B CONTINGENT DEFERRED SALES CHARGE
If you redeem Class B shares within six years of purchase, you will be as-sessed a contingent deferred sales charge (CDSC) based upon the following schedule:

                                      DURING YEAR
---------------------------------------------------------------------------------------------------------------
              1               2               3               4               5               6              7+
---------------------------------------------------------------------------------------------------------------
CDSC         5%              4%              4%              3%              2%              1%              0%

The CDSC is calculated on the lower of your purchase price or redemption pro-ceeds.

BUYING CLASS C SHARES
You may buy Class C shares at their public offering price on the day of pur-chase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be as-sessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES
You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you are investing at least $1 million or would qualify to purchase Class A shares without a sales charge, under certain of the programs described under "Other Sales Charge Discounts" above. See the statement of ad-ditional information for more details. There are no sales charges or ongoing fees. Class R Shares have lower ongoing expenses than Class A Shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER
You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE
Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on rec-ord. If you have established electronic funds transfer privileges on your ac-count, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your re-quest by having your redemption proceeds wired directly into your bank ac-count. See "Fund Direct--Electronic Funds Transfer" below.

                                      ---

Nuveen, the transfer agent or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immedi-ately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL
You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC
When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that rep-resent an increase in the value of your fund account due to capital apprecia-tion, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as de-scribed in the statement of additional information.

ACCOUNT MINIMUMS
From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written no-tice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an invol-untary redemption.

EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in an-other Nuveen mutual fund that is available within your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are ex-changing. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determin-ing any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING
The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. You will be notified in the event this happens to the ex-tent required by law.

OPTIONAL FEATURES AND SERVICES


SYSTEMATIC INVESTMENT
Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Direct--Electronic Funds Transfer" below), or directly from your pay-

                                      ---
check. To invest regularly from your bank account, simply complete the appro-priate section of the account application. To invest regularly from your pay-check, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Be-cause you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous in-vestment regardless of fluctuating price levels, you should consider your fi-nancial ability to continue investing in declining as well as rising markets before deciding to invest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING
The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

THE POWER OF SYSTEMATIC INVESTING

[GRAPH APPEARS HERE]

SYSTEMATIC WITHDRAWALS
If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to re-ceive payments monthly, quarterly, semi-annually or annually and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE
If you redeem fund shares, you may reinvest all or part of your redemption proceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstat-ed. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of ex-ercising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER

You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation or Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular tele-phone redemption via Fund Direct, the fund may charge you a fee for this expe-dited service.

                                      ---

DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first busi-ness day of the following month.

PAYMENT AND REINVESTMENT OPTIONS
The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mu-tual fund. If you wish to do so, complete the appropriate section of the ac-count application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS
Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in Massachusetts municipal bonds or in municipal bonds whose income is otherwise exempt from regular federal and state income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal and state income taxes. All or a portion of these divi-dends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a por-tion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or ex-change fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS
If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION
In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be tax-able as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

                                      ---

If you receive social security benefits, you should be aware that tax-free in-come is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS

Tax-Free Yield

TAX RATE         4.00%               4.50%               5.00%               5.50%               6.00%
------------------------------------------------------------------------------------------------------
28.0%            5.56%               6.25%               6.94%               7.64%               8.33%
31.0%            5.80%               6.52%               7.25%               7.97%               8.70%
36.0%            6.25%               7.03%               7.81%               8.59%               9.37%
39.6%            6.62%               7.45%               8.28%               9.11%               9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

HOW TO CONTACT NUVEEN


GENERAL INFORMATION
If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS
If you are calling to purchase or redeem shares, request an exchange or con-duct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

  Nuveen Mutual Funds
  P.O. Box 5330
  Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are open-ing a new account; if you are adding to an existing account, Nuveen will as-sume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS


INVESTMENT ADVISER
Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approxi-mately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

MANAGEMENT FEES
-------------------------------------------------------------------------------

AVERAGE DAILY NET ASSET
VALUE                       MANAGEMENT FEE
------------------------------------------
For the first $125 million         0.5500%
For the next $125 million          0.5375%
For the next $250 million          0.5250%
For the next $500 million          0.5125%
For the next $1 billion            0.5000%
For assets over $2 billion         0.4750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS
Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfo-lio managers of Nuveen Advisory and meets regularly to review economic condi-tions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the ex-ecution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

                                      ---

Stephen S. Peterson is an Assistant Vice President of Nuveen Advisory and the portfolio manager for the Massachusetts Fund and the Massachusetts Insured Fund. Mr. Peterson has managed the funds since May 1993 and joined Nuveen Ad-visory in October 1991.

THE DISTRIBUTOR
John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of the record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT
Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder ac-counts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, cur-rently serves as transfer agent for each fund.

HOW THE FUNDS REPORT PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar in-vestment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publi-cations. See the statement of additional information for a more detailed dis-cussion. You may find more information about each fund's performance in its annual report. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, sub-tracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for mu-nicipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfo-lio of investments and the shares of each class have equal rights as to vot-ing, redemption, dividends and liquidation. However, each class bears differ-ent sales charges and service fees.

Class C shares purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

                                      ---

APPENDIX

SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of spe-cial state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The dis-cussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund invest-ment. See the statement of additional information for further information.

MASSACHUSETTS
Massachusetts is experiencing an economic recovery based largely on growth in the services, trade, finance, insurance, real estate and construction indus-tries. Nonetheless, the state's economic growth is expected to lag behind the rest of the nation until the year 2000 due to restructuring in the computer, defense and health care sectors of the state's economy.

The state's fiscal 1996 revenues were approximately $17.3 billion against ex-penditures of $16.9 billion. The fiscal 1997 budget approved by the governor on June 30, 1996, provides for approximately $17.452 billion in expenditures against an estimated $17.296 billion in revenues. In February 1997, Massachu-setts' unemployment rate was 3.8%. In 1996, personal income in Massachusetts was $29,439 compared to the national average of $24,231. The state's uninsured general obligation bonds are rated A1 by Moody's and A+ by Standard and Poor's.

Tax Treatment:
The funds' regular monthly dividends will not be subject to Massachusetts per-sonal income taxes to the extent they are paid out of income earned on Massa-chusetts municipal bonds or U.S. government securities. You will be subject to Massachusetts personal income taxes, however, to the extent the funds distrib-ute any taxable income, or if you sell or exchange fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the funds differs from that de-scribed above. Corporate shareholders should refer to the statement of addi-tional information for more detailed information and are urged to consult their tax adviser.


                                      ---

Nuveen Family of Mutual Funds



Nuveen's family of funds offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.


Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund


Municipal Bond Funds


National Funds
Long-term

Insured Long-term

Intermediate-term

Limited-term



State Funds
Alabama

Arizona

California/1/

Colorado

Connecticut

Florida/2/

Georgia

Kansas

Kentucky/3/

Louisiana

Maryland

Massachusetts/1/

Michigan

Missouri

New Jersey/2/

New Mexico

New York/1/

North Carolina

Ohio

Pennsylvania

South Carolina

Tennessee

Virginia

Wisconsin



1. Long-term and insured long-term portfolios.
2. Long-term and intermediate-term portfolios.
3. Long-term and limited-term portfolios.

Nuveen Family of Municipal Bond Funds

[MAP OF UNITED STATES APPEARS HERE]

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

                                                                   JUNE 30, 1997

NUVEEN FLAGSHIP MULTISTATE TRUST II

NUVEEN CALIFORNIA MUNICIPAL BOND FUND

NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND

NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND

NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Multistate Trust II dated June 30, 1997. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 414-7447.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-30
Investment Adviser and Investment Management Agreement..................... S-37
Portfolio Transactions..................................................... S-38
Net Asset Value............................................................ S-39
Tax Matters................................................................ S-39
Performance Information.................................................... S-45
Additional Information on the Purchase and Redemption of Fund Shares....... S-55
Distribution and Service Plan.............................................. S-57
Independent Public Accountants and Custodian............................... S-59
Financial Statements....................................................... S-59
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, and the California Insured Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust II. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has ten series: the Nuveen Flagship New York Municipal Bond Fund (formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen Flagship New Jersey Municipal Bond Fund (formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (formerly the Flagship New Jersey Intermediate Tax Exempt Fund, as a series of the Flagship Tax Exempt Funds Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen Flagship Connecticut Municipal Bond Fund (formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen Flagship California Intermediate Municipal Bond Fund has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

INSURANCE

  Each insured Municipal Obligation held by the Nuveen New York Insured Municipal Bond Fund, the Nuveen California Insured Municipal Bond Fund, and the Nuveen Massachusetts Insured Municipal Bond Fund (the "Funds") will either be
(1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or
(3) covered by a master municipal insurance policy purchased by the Funds ("Portfolio Insurance"). The Funds currently maintain a policy of Portfolio Insurance with MBIA Insurance Corporation, AMBAC Indemnity Corporation, Financial Security Assurance, Inc., and Financial Guaranty Insurance Company, and may in the future obtain other policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Funds will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P"). The Funds currently intend to obtain insurance polices only from mono-line insurers specializing in insuring municipal debt. Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

  The Funds' policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's or S&P, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's or S&P or both should down grade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's and S&P continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

  In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and
(2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of a Fund's assets.

  Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

  Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

  If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that a Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by a Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.

  One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

  The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  Each Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds such defaulted securities, it may be limited in its ability to manage its investment portfolio and to purchase other Municipal Obligations. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

  Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the Municipal Obligations held by a Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from .15% to .30% of the value of the Municipal Obligations covered under the policy. Because the majority of the Municipal Obligations in the Funds were not covered by policies of Portfolio Insurance during the year ended February 28, 1997, premium expenses as a percentage of the value of Municipal Obligations held by the Funds for such period were .00%.

  Set forth below is information about the various municipal bond insurers with whom the Funds currently maintain policies of Portfolio Insurance.

  AMBAC INDEMNITY CORPORATION ("AMBAC INDEMNITY")

  AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,642,000,000 (unaudited) and statutory capital of approximately $1,509,000,000 (unaudited) as of March 31, 1997. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a 100% publicly-held company. Moody's, S&P and Fitch Investors Service, L.P., each have assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

  AMBAC Indemnity has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by AMBAC Indemnity will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC Indemnity under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the bonds.

  Copies of AMBAC Indemnity's financial statements prepared in accordance with statutory accounting standards are available from AMBAC Indemnity. The address of AMBAC Indemnity's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

  FINANCIAL SECURITY ASSURANCE INC. ("FINANCIAL SECURITY")

  Financial Security is a monoline insurance company incorporated under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

  Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprise Holdings, Inc., US West Capital Corporation and the Tokio Marine and Fire Insurance Co., Ltd. No shareholder is obligated to pay any debts of or any claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of March 31, 1997, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $691,321,000 (unaudited) and $417,390,000 (unaudited), the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $824,939,000 (unaudited) and $361,589,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022, Attention:
Communications Department. Financial Security's telephone number is (212) 826-0100.

  MBIA INSURANCE CORPORATION ("MBIA")

  The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

  As of December 31, 1996 the Insurer had admitted assets of $4.4 billion (audited), total liabilities of $3.0 billion (audited), and total capital and surplus of $1.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1997, the Insurer had admitted assets of $4.5 billion (unaudited), total liabilities of $3.0 billion (unaudited), and total capital and surplus of $1.5 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

  Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of MBIA Inc. is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

  The Insurer's policy unconditionally and irrevocably guarantees to the Nuveen Insured Municipal Bond Fund the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

  The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. The Insurer's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Municipal Obligations upon tender thereof; or
(iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of any paying agent for the Municipal Obligations.

  With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

  When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

  FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY")

  The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

  Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

  Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

  In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

  Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

  Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 1997, the total capital and surplus of Financial Guaranty was approximately $1,123,724,061. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention:
Communications Department (telephone number:
(212) 312-3000) or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau (telephone number: (212) 602-0389).

  The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Board of Trustees of the Fund.

  The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch.

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

  An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

  The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

  S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by AMBAC Indemnity, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by AMBAC Indemnity, Financial Security, MBIA or Financial Guaranty.

  S&P's ratings of AMBAC Indemnity, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

PORTFOLIO TRADING AND TURNOVER

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

The portfolio turnover rates for the Funds, for the 1996 fiscal year-end of the Fund as a series of its predecessor entity (described above), and for the 1997 fiscal year-end, as indicated, were:

                                                                       FISCAL
                                                                        YEAR
                                                                      1996 1997
                                                                      ---- ----
       Nuveen Flagship New York Municipal Bond Fund.................. 47%  37%
       Nuveen New York Insured Municipal Bond Fund................... 17%  29%
       Nuveen Flagship New Jersey Municipal Bond Fund................ 39%  10%*
       Nuveen Flagship New Jersey Intermediate Municipal Bond Fund... 17%  11%
       Nuveen California Municipal Bond Fund......................... 36%  74%
       Nuveen California Insured Municipal Bond Fund................. 38%  51%
       Nuveen Flagship Connecticut Municipal Bond Fund............... 24%  20%
       Nuveen Massachusetts Municipal Bond Fund......................  6%  10%
       Nuveen Massachusetts Insured Municipal Bond Fund..............  1%  10%

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* For the fiscal year ended January 31, 1997. For the period February 1 to February 28, 1997, the portfolio turnover rate was 0%.

WHEN-ISSUED SECURITIES

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO NEW YORK

  Except to the extent the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund (the "New York Funds") invest in temporary investments, the New York Funds will invest substantially all of their assets in New York Municipal Obligations. The New York Funds are therefore susceptible to political, economic or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and by other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  (1) The State: The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

  State Economy Remains Sluggish: The State's economy has been slow to recover from the 1989-92 recession and continues to lag behind the nation and other urban, industrial states. Over the last three full years, 1993-95, total New York State job growth has averaged only 0.6% annually compared to 2.6% yearly job growth for the nation. In 1995 the State ranked 49th among all states for job growth. Unemployment for the first half of 1996 stood at 6.3% within New York State versus 5.5% national unemployment for the same period. New York's employment picture has been marked by job reductions in commercial banking, defense-related manufacturing, and government. Despite modest improvements in tourism, media, financial services, and real estate, the state as a whole has regained, as of mid-1996, only 40% of the 517,000 jobs lost during the recession. Although average household income levels continue to be higher in the State than the national average, New York's personal income growth has been two-thirds the national pace, with total personal income growing on average 3.8% per year in New York compared to 5.8% annually nationwide. There is concern that income growth has been concentrated among high earners, masking declines of low earners, and that a widening income gap carries the potential to undermine overall consumer spending and aggravate social service expenditures. Many uncertainties exist in forecasts of both the national and State economies and there can be no assurance that the State's economy will perform at a level sufficient to meet the State's projections of receipts and disbursements.

  1996-97 Fiscal Year. The State's budget was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to the adaptation of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for state-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted as well as actual results for the first quarter of the fiscal year. Each State Financial Plan is updated in July (if a budget is in place), October, and January.

  The October update to the 1996-97 Financial Plan projects a GAAP-basis General Fund operating surplus of $93 million (0.3% revenues). Total revenues in the General Fund are projected at $32.50 billion, consisting of $29.39 billion in tax revenues and $3.11 billion in miscellaneous revenues. Personal income tax is expected to reach $16.83 billion, or 52% of total tax revenue, with robust growth fueled in part by financial sector bonus payments.

  Although revisions to the 1996-97 State Financial Plan contained in the October update are favorable, the State faces certain risks which could potentially cost the State up to one-half billion dollars (1.5% revenues). The Division of Budget believes these risks are balanced by reserves in the 1996-97 State Financial Plan, however, there can be no assurances that these reserves will fully offset litigation or other risks to the State. The greatest risks relate to the economy and tax collections, which could produce either favorable or unfavorable results during the year. Additional risks come from the potential impact of certain litigation now pending against the State.

  The 1996-97 State Financial Plan includes actions that will provide non-recurring resources and savings totalling approximately $1.3 billion. These include the use of $481 million in surplus funds available from MMIA, $134 million in savings from a refinancing of certain pension obligations, $88 million in projected savings from bond refundings, and $36 million in surplus fund transfers. The balance is composed of $314 million in resources carried forward from the States 1995-96 fiscal year and various other actions, including that portion of the proposed tax amnesty program that is projected to be non-recurring.

  Future Budget Projections: The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.4 billion base on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, the gap is now expected by the State Division of Budget to be larger. However, the gap is not expected to be as large as those in the prior two fiscal years.

  The out-year projection will be impacted by a variety of factors. Enacted tax reductions, which reduced receipts in the 1996-97 fiscal year by an incremental $2.4 billion, are projected to reduce receipts in the 1997-98 fiscal year by an additional increment of $2.1 billion. The use of up to $1.3 billion of non-recurring resources in 1996-97, and the annualized costs of certain programs increases in the 1996-97 annualized budget, will both add additional pressure in closing the 1997-98 gap.

  Impact of Welfare Reform: On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state, and local levels. The new law abolishes the federal Aid to Families with Dependent Children (AFDC), and creates a new Temporary Assistance to Needy Families program (TANF) funded with federal block grant to states. The new law also imposes a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

  The State expects that funding levels provided under the TANF block grant initially will be higher than currently anticipated in the State's financial plan. Spending close to $8 billion on welfare in the 1996-97 fiscal year, the State has among the most generous programs in the nation, and the only one mandated by a State Constitution (Article XVII). The Governor has previously noted that the current state program is unsustainable in its current form, and in November 1996 submitted a reform proposal for the State Legislature to consider. The net fiscal impact of any changes to the State's welfare programs that are necessary to conform with federal law will be dependent upon such factors as the ability of the State to avoid any federal fiscal penalties, the level of additional resources required to comply with any new State and/or federal requirements, and the division of non-federal welfare costs between the State and its localities.

  Indebtedness. As of March 31, 1996, the total amount of long-term State general obligation debt authorized but unissued stood at $1.5 billion. As of the same date, the State had approximately $4.8 billion in general obligation bonds, including $294 million in commercial paper outstanding.

  In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 30, 1996, LGAC has issued its bonds to provide net proceeds of $4.7 billion completing the program.

  Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements, the debt service for which is paid from State appropriations. As of March 31, 1996, there were $19.6 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities.

  Ratings. Moody's rating of the State's general obligation bonds stood at A2 on June 6, 1997, and S&P's rating stood at A- with a positive outlook, on June 6, 1997, an improvement from S&P's stable outlook from February 1994 through April 1993 and negative outlook prior to April 1993. Moody's revised the rating on the State from A to A2 on February 10, 1997. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

  Moody's maintained its A rating and S&P continued its A- rating in connection with the State's issuance of $75 million of general obligation bonds in August 1996.

  (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

  In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

  The New York City economy has continued to grow slowly in 1996 greatly aided by a record Wall Street performance. The surge in profits, capital gains, and year end bonuses is likely to continue to fuel growth in the City's economy and economically sensitive taxes into fiscal year 1997. Although employment growth citywide has improved in recent months, the City has yet to completely regain the numbers of jobs lost during the City's 1989-1992 recession. After a substantial decline in the early 1990's, the City's real estate market has begun to rebound, as exhibited by declining Class A vacancy rates and rising asking rents. This combined with an acute shortage of rental housing in Manhattan has led to numerous new construction and renovation projects. Total reported crimes are at their lowest levels since the 1960's. Hotel occupancy rates are near record highs, topping 80% in August 1996. As income growth has outpaced national levels in Manhattan, the more populous outer boroughs have seen their income levels drop in relation to regional and national levels. As a result, the City has become increasingly reliant upon a highly taxed base of wealth to support a myriad of social services for an increasingly poor majority of residents, further straining City resources and flexibility.

  Fiscal Year 1997 and the 1997-2000 Financial Plan. The November revision to the City's Financial Plan was greatly aided by an additional $450 million in additional tax revenues, mainly resulting from increased earnings on Wall Street, allowing the City to reduce risks that appeared in the budget, scale back anticipated budget cuts, and fund a new $70 million textbook initiative for the public schools. After instructing his Agency heads in August to produce current year expenditure cuts totalling $500 million, the Mayor only needs further cuts of $179 million to achieve a projected balance.

  Despite the recent improvement, the City faces significant out-year budget gaps. The City projects expenditures to increase five times faster than revenues and budget gaps to more than double between Fiscal 1998 and Fiscal 2000. The City's budget gap is projected to rise from $1.2 billion in Fiscal 1998 (4% revenues), to $2.1 billion in Fiscal 1999 and $3.0 billion in Fiscal 2000. The gaps are driven primarily by expenditures for new labor agreements as well as medical and debt service costs. As well, enacted and proposed tax cuts account for about $1 billion of the Fiscal 1999 and 2000 gaps. The City Comptroller and State Comptroller have each warned that the current and out-year budgets include significant risks, including the renewal of the income tax surcharge, potential Board of Education overspending, the postponed Port Authority ground lease payments, and anticipated labor costs savings. In 1997 as in past years, the City relies on one-time resources ($1.2 billion) to help achieve budgetary balance.

  The City is reliant upon the intergovernmental transfers for a substantial portion of its budget. State categorical grants of $6.2 billion account for 19% of gross City revenues. Federal categorical grants of $3.96 billion account for 12% of gross City revenues. An extended delay by the State in adopting its fiscal year budget or in the 1997-98 adoption of the federal budget would negatively impact upon the City's financial condition and ability to close budget gaps for fiscal years 1998 and thereafter.

  The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1996-97 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets for the 1997-98 or future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

  Given the foregoing, there can be no assurance that the City will continue to maintain a balanced budget during fiscal year 1997 or thereafter, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

  Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

  The City projections set forth in the Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in the Plan and changes in federal tax law.

  The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal year 1998 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in recent years.

  Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. On May 3, 1996, the Mayor announced a $1 billion reduction in City capital spending over a five year period through fiscal year 2000. The City's financing program for fiscal years 1996 through 1999 contemplates capital spending of $14.1 billion, which will be financed through issuance of general obligation bonds, Water Authority Revenue Bonds and Covered Organization obligations, and will be used primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. The City's financing program assumes the receipt of approximately $1 billion from the sale of City's sewer and water systems. However, the City Comptroller has obtained a court order blocking such sale, which the City is appealing. In the event such appeal is unsuccessful the City would be required to reduce capital spending during the next four years or find additional sources of funds in such amount. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

  The City faces limitations on its borrowing capacity after Fiscal 1997 under the State Constitution that will prevent it from additional general obligation borrowings, as a late result of the declining real estate values in the City during the early 1990's. To ensure that the City can meet finance future capital necessities and improvements, the City has proposed and the State has approved the Transitional Finance Authority (TFA). The new TFA debt will be secured with City personal income taxes and will not be subject to the Constitutional limits. The City has already built the TFA into its Financing Plan. The inability to finance capital improvements would have increased the City's budget gaps in later years or required it to significantly curtail capital spending which would lead to a deterioration in the City's infrastructure and ability to deliver services.

  The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1995, the City estimated its potential future liability on outstanding claims to be $2.5 billion.

  Fiscal Years 1991 through 1996. The City achieved balanced operating results in accordance with generally accepted accounting principles for fiscal years 1991 through 1996. The City was required to close substantial budget gaps in these fiscal years in order to maintain balanced operating results.

  Ratings. As of the date of this prospectus, Moody's rating of the City's general obligation bonds stood at Baa1 and S&P's rating stood at A-. On February 11, 1991, Moody's had lowered its rating from A.

  In May 1997, Moody's confirmed its Baa1 rating in connection with a scheduled May 1997 sale of $750 million of the City's general obligation bonds. S&P also confirmed its rating of the City's general obligation bonds in connection with such general obligation bond issue in May 1997.

  In January 1995, in response to the City's plan to borrow $120 million to refund debt due in February without imposing additional cuts in the fiscal 1995 budget, S&P's placed the City on negative credit watch. In late May 1996, S&P confirmed the City's rating citing improvements in the revised fiscal year 1997 budget. Any rating decrease would negatively affect the marketability of the City's bonds and significantly increase the City's financing costs.

  On October 12, 1993, Moody's increased its rating of the City's issuance of $650 million of Tax Anticipation Notes ("TANs") to MIG-1 from MIG-2. Prior to that date, on May 9, 1990, Moody's revised downward its rating on outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million notes then being sold MIG-2. S&P's rating of the October 1993 TANs issue increased to SP-1 from SP-2. Prior to that date, on April 29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2.

  As of December 31, 1995, the City and MAC had, respectively, $24.4 billion and $4.0 billion of outstanding net long-term indebtedness.

  (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

  (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

  The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land, as well as compensatory and punitive damages.

  (5) Other Municipalities: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. Although many cities and towns in upstate New York have been operating under a high level of fiscal stress since the late 1980's, their fiscal erosion has been in process for over two decades. Factors contributing to this include: a loss of high-wage manufacturing jobs, including large military, textile, and industrial component facilities; a dramatic loss of population; unfunded government mandates; contentious municipal labor issues and collective bargaining agreements; large elderly populations; high poverty rates; and tax appeals, compounding the loss to a City's tax base. Struggling to provide a consistent level of government services from a deflated tax base, many local governments have become increasingly reliant upon governmental transfers. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1996-97 fiscal year.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State (other than New York City) was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for State financing at the close of their fiscal year ending in 1993. In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., which was created in 1995, imposed a 1996 budget plan upon Troy, New York. In November 1996, Troy MAC issued debt to refinance $55 million of the City's $72 million in outstanding debt, including certain lease obligations at the time in default. A similar municipal assistance corporation has also been established for Newburgh. In addition, several other smaller New York cities, including Utica, Rome, Schenectady and Niagara Falls have faced continuing budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers place additional strains upon the State's financial condition at a time when the State is struggling with its own budget gaps.

  Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. In addition, proposed changes in the treatment of capital gains for federal income tax purposes could reduce tax receipts of the state and city. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

FACTORS PERTAINING TO NEW JERSEY
  Except to the extent the New Jersey Municipal Bond Fund and the New Jersey Intermediate Municipal Bond Fund (the "New Jersey Funds") invest in temporary investments, the New Jersey Funds will invest substantially all of their assets in New Jersey Municipal Obligations. The New Jersey Funds are therefore susceptible to political, economic or regulatory factors affecting New Jersey and governmental bodies within New Jersey. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New Jersey Obligations in the Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of New Jersey Municipal Obligations held in the portfolio of the New Jersey Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  The State and Its Economy. The State is the ninth largest state in population and the fifth smallest in land area. With an average of 1,094 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1995 the State ranked second among the states in per capita personal income ($29,848).

  The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

  The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 6.6% in April 1996, which is greater than the national average of 5.4% in April 1996. Improvement has been slow but steady. New Jersey's unemployment rate dropped to 5.2% in April 1997 versus the natural average of 4.9%. The state's jobless rate is now the lowest it has been since August 1990.

  Going forward, moderate growth is expected to continue through fiscal year 1998. Corporate restructuring will continue in such fields as chemicals, telecommunications and financial services. Meanwhile, because of the state's high technology labor resources, its economy stands to benefit from emerging information-based fields.

  Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General obligation debt must be approved by voter referendum and is used primarily to finance various environmental, transportation, correctional and institutional projects. As of June 30, 1996, the state's outstanding general obligation debt totaled $3.7 billion. The debt service obligation for such outstanding indebtedness is $450 million for fiscal year 1997.

  New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. The State closed recent fiscal years with surpluses in the general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $761 million in 1992, $937 million in 1993, $926 million in 1994, $569 million in 1995, and $442 million in 1996. It is estimated that fiscal year 1997 will end with a surplus of $300 million.

  In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

  The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6.0% to 7.0% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, disposable paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

  The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2.0% to 3.5% to a new range of 2.0% to 7.0%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

  The Florio administration had contended that the income tax package would help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State assumed approximately $289.0 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

  Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions ranging from 1% up to 10% in income tax rates took effect.

  On June 30, 1996, Governor Whitman signed the New Jersey Legislature's $15.7 billion budget for fiscal year 1997. The balanced budget included $276 million in surplus funds. As part of the Fiscal Year 1996 Budget, the State enacted several additional tax cuts. For the Gross Income Tax, a 15 percent reduction of personal income tax rates became effective on January 1, 1996. This cut was in addition to the tax rate reductions that were implemented during Fiscal Year 1994 and Fiscal Year 1995. Effective April 1, 1996, yellow pages advertisements will be exempt from the State's Sales Tax. Effective July 1, 1996, a reduction in the Corporation Business Tax rate from 9.0 percent to 7.5 percent will apply to those corporations that have an allocated net income of $100,000 or less. Also effective July 1, 1996, corporations' sales will be double weighted in calculating receipt factors in determining a multistate corporation's New Jersey State Corporation Business Tax liability. As part of the fiscal year 1997 budget, the State has enacted several policies that will affect the State's Gross Income Tax and Corporate Business Tax.

  On July 12, 1994, the New Jersey Supreme Court declared the State's Quality Education Act of 1990 unconstitutional and gave the Chief Executive and the Legislature until Fiscal Year 1998 to achieve "substantial equivalence" between spending on pupils in poor urban districts and spending on their counterparts in wealthy suburban districts. The New Jersey Supreme Court also said that it expected the State to address the continuing disparity during the Fiscal Year 1996 and 1997 budgets. In May 1997, Governor Whitman's most recent school funding plan (entitled the Comprehensive Educational Financing Act of 1996) failed to meet the State's constitutional mandates. The State Supreme Court ordered New Jersey to spend an extra $246.2 million on 28 poor school districts.

  The State's fiscal year 1998 $16.3 billion proposed budget had a structural imbalance in excess of $500 million prior to the legislative approval of Governor Whitman's $2.7 billion pension bond issue. Approval was won in early June 1997. The administration plans to use the proceeds from a $2.7 billion pension obligation bond issue in addition to a portion of the pension system's market-based surplus (approximately $600 million) to offset the State's pension contributions in fiscal year 1997 and fiscal year 1998 and eliminate the State's pension system deficit. Eliminating the pension system's deficit will enable the administration to reduce this year's scheduled pension payment to $97 million from $687 million, and provide the State with approximately $590 million to balance the State budget and cover the $246 million that the State Supreme Court ordered the State to raise for urban schools.

 Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of Medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care Reform Act of 1992, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, the State's failure to reimburse certain hospitals' charity care costs, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

  At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

  Debt Ratings. For many years prior to 1991, both Moody's and S&P had rated New Jersey general obligation bonds Aaa and AAA, respectively. On July 3, 1991, however, S&P downgraded New Jersey general obligation bonds to AA+. On June 4, 1992, S&P placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the denial by the federal government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget must be closed before the new budget year began on July 1, 1992. S&P suggested the State could close fiscal year 1992's budget gap and help fill fiscal year 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

  On July 6, 1992, S&P reaffirmed its AA+ rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. S&P was concerned that the State was entering fiscal year 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, S&P announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. S&P reaffirmed its AA+ rating at the same time. On July 1, 1996, S&P reaffirmed the State's long-term ratings.

  On August 24, 1992, Moody's downgraded New Jersey general obligation bonds to Aa1, stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, and again on August 18, 1995 Moody's reaffirmed its Aa1 rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance. On May 1, 1996, Moody's reaffirmed the State's long-term ratings.

  The State's recently approved pension obligation issuance has met with skepticism from both rating agencies.

FACTORS PERTAINING TO CALIFORNIA

  Except to the extent the California Municipal Bond Fund and the California Insured Municipal Bond Fund (the "California Funds") invest in temporary investments, the California Funds will invest substantially all of their assets in California Municipal Obligations. The Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations.

  These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

  During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

ECONOMIC OVERVIEW

  California's economy is the largest among the 50 states and one of the largest in the world. The State's population of more than 34 million represents over 12% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $810 billion in 1996, accounts for almost 13% of all personal income in the nation. Total employment is over 14 million, the majority of which is in the service, trade and manufacturing sectors.

  From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth has occurred since early 1994, (pre-recession job levels were reached in 1996). Unemployment, while remaining higher than the national average, has come down substantially from its 10% peak. Economic indicators show a steady recovery underway in California since the start of 1994. However, any delay or reversal of the recovery may create new shortfalls in State revenues.

CONSTITUTIONAL AND STATUTORY LIMITATIONS ON TAXES AND APPROPRIATIONS

  Limitation on Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

  Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

  Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State of 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, by requiring either majority or 2/3 voter approval for any increases in "general taxes" or "special taxes," respectively (other than property taxes, which are unchangeable). Court decisions had struck down most of Proposition 62 and many local governments, especially cities, had enacted or raised local "general taxes" without voter approval. In September, 1995, the California Supreme Court overruled the prior cases, and upheld the constitutionality of Proposition 62. Many aspects of this decision remain unclear (such as its impact on charter (home rule) cities, and whether it will have retroactive effect), but its future effect will be to further limit the fiscal flexibility of many local governments.

  On November 5, 1996, California voters approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments and property-related fees and charges. Proposition 218 also extends the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. This extension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218, and could result in the retroactive repeal or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and rating downgrades and/or defaults may result. Additionally, the voter approval requirement reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may, and in fact has, been cited as the reason for rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how Proposition 218 will be interpreted by a court.

  Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

  Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

  The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

  "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.5 billion under the limit for fiscal year 1995-96.


  Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or
Article XIIIB on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

  Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of California increased from $9.4 billion at June 30, 1987 to $23.8 billion at February 1, 1996. In FY 1995-96, debt service on general obligation bonds and lease purchase debt was approximately 5.0% of General Fund revenues.

RECENT FINANCIAL RESULTS

  The principal sources of General Fund revenues in 1995-1996 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the "Economic Uncertainties Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the Economic Uncertainties Fund are included for financial reporting purposes in the General Fund balance. In most recent years, the State has budgeted to maintain the Economic Uncertainties Fund at around 3% of General Fund expenditures but essentially no reserve was budgeted from 1992-93, to 1995-96 because revenues had been reduced by the recession and an accumulated budget deficit had to be paid. However, projections for 1996-1997 estimate a balance of $312 million will be maintained in the Economic Uncertainties Fund.

  General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

  Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

  Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1995-96, including:

  . significant cuts in health and welfare program expenditures;

  . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

  . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

  . reduction in growth of support for higher education programs, coupled with increases in student fees;

  . revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;

  . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

  . various one-time adjustment and accounting changes.

  Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that is was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

  The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equals in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94, 1994-95, and 1995-96 which have reduced the accumulated budget deficit to about $70 million as of June 30, 1996.

  A consequence of the accumulated budget deficits in the early 1990's together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders.

  The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.

  Current Budget. The economy in California has steadily improved in recent years evidenced by the upward revisions to revenue forecasts by the Department of Finance. In the Governor's May Revision of the 1996-1997 Budget, State revenues are projected to be $49.4 billion, a 6.6% increase. Expenditures are projected to be $49.2 billion, an 8.0% increase. The modest surplus would increase the budgetary reserve to $312 million.

  As a result of the improved revenues, the State's cash position has substantially improved. Only $3 billion of cash flow borrowing was needed during 1996-1997, and about $3 billion is projected for 1997-1998, with no external borrowing over the end of the fiscal year.

  The Governor's proposed budget for 1997-1998 projects $52 billion in revenues and transfers, and $51.7 billion of expenditures, resulting in a budgetary reserve at June 30, 1998 of about $580 million. A number of issues related to the 1997-1998 budget still have to be resolved, including additional school funding and the Governor's proposals for future health and welfare cuts.

BOND RATING

  State general obligation bonds are currently rated A1 by Moody's and A+ by S&P. Both of these ratings have been reduced in several stages from AAA levels which the State held until late 1991.

  There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

  The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by California to the Public Employees Retirement System, reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

OBLIGATIONS OF OTHER ISSUERS

OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS

  There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

  State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. Los Angeles County, the largest in the State, faced a nominal $1.2 billion gap in its 1995-96 budget, half of which was in the County health care system. The gaps were closed only with significant cuts in services and personnel, particularly in the health care system, federal aid, and transfer of some funds from other local governments to the County pursuant to special legislation. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, just emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

  Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

  California Long Term Lease Obligations. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

  Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the District's lease, and the case has been settled. Any judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

OTHER CONSIDERATIONS

  The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations, governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

  Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

  Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

  The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

  Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

FACTORS PERTAINING TO CONNECTICUT

  Except to the extent the Connecticut Municipal Bond Fund (the "Connecticut Fund") invests in temporary investments, the Connecticut Fund will invest substantially all of its net assets in Connecticut Municipal Obligations. The Connecticut Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Connecticut Municipal Obligations. The following briefly summarizes the current financial situation of the State of Connecticut (the "State"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in sources that are generally available to investors and is based in part on information obtained from various agencies in Connecticut. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Connecticut Obligations in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  Connecticut's economy, historically based on the insurance, defense manufacturing, finance and real estate industries, is slowly recovering from one of the most severe recessions in the country which was due in part to reductions in defense spending and the downsizing of the foregoing industries. Statistics show that Connecticut has recovered from almost 40% of its recessionary employment loss with small business fueling much of the growth in the services, wholesale, and retail trade industries. Casinos are expected to continue to draw tourists and contribute to the state's slow but steady economic growth over the next four years. While Connecticut ranks first among the states in per capita personal income ($31,776), the state's ratio of tax-supported debt to personal income is highest in the nation. Large debt levels are expected to limit the state's financial flexibility.

  A $21.1 billion two-year budget plan won legislature approval in early June 1997. The budget totals $10.5 billion in the first year and $10.5 billion in the second, for a total increase of 3.7% over current spending. The 1997-99 plan limits growth in spending to 2% in the first budget year and 1.7% in the second. The result would allow the state to trim taxes by $394 million, including $153 million in income tax cuts. A 6 cent-per-gallon cut in the gas tax was also adopted. The state's general obligation bonds are rated Aa3 by Moody's and AA- by S&P.

FACTORS PERTAINING TO MASSACHUSETTS

  Except to the extent the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund (the "Massachusetts Funds") invest in temporary investments, the Massachusetts Funds will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts Obligations in the Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

1998 FISCAL YEAR BUDGET

  The 1998 Fiscal Year budget is currently being discussed by the Senate and House of the Commonwealth. In his 1998 Fiscal Year budget proposal, Governor Weld recommended approximately $18.224 billion in expenditures, which represents a $520 million, or 2.9%, increase over anticipated Fiscal Year 1997 spending. Most of the increase in spending supports education reform and initiatives designed to aid cities and towns. The Governor's budget proposal estimates fiscal 1998 total tax and non-tax revenues to be approximately $17.998 billion. The tax revenue projects ($12.667 billion) represents an increase of approximately 2.9% over Fiscal Year 1997 projected tax revenues and includes the revenue impact of tax reductions recommended by the Governor. Non-tax revenues are projected to be $5.331 billion, a 3.5% increase over Fiscal Year 1997. Tax reductions recommended include phasing out a telecommunications sales tax over five years, eliminating the net investment income tax on life insurance companies located in Massachusetts, and lowering the tax on certain unearned income.

  1997 Fiscal Year Budget. The fiscal 1997 budget approved by the Governor on June 30, 1996, provides for approximately $17.452 billion in fiscal 1997 expenditures. The Executive Office for Administration and Finance estimates fiscal 1997 total revenues to be approximately $17.296 billion, including approximately $12.197 billion in tax revenues which represents an increase of approximately $146 million or 1.2% over estimated fiscal 1996 tax collections. The tax revenue estimate reflects adjustments for certain tax reductions, a change in the way the Commonwealth calculates the tax liability for certain mutual fund companies, and an increase in the cigarette tax.

  The recent enactment of federal welfare reform legislation is not expected to have a material effect on the Commonwealth's finances in fiscal 1997. The Executive Office for Administration and Finance is currently evaluating the impact of the legislation on the Commonwealth's spending for public assistance programs.

  The President of the United States has recommended Governor Weld for the position of the U.S. Ambassador to Mexico. Confirmation hearings have not yet begun. If the Governor were to assume the position, Lieutenant Governor Paul Cellucci would become acting Governor.

  On August 8, 1996, the Governor approved legislation changing the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. Effective January 1, 1997, the legislation changes the computation of the sales factor. The new law requires the affected corporations to increase their numbers of employees by 5% per year for five years, subject to certain conditions. The Department of Revenue estimates that the changes will result in a revenue reduction of approximately $10 million in fiscal 1997 and approximately $39 million to $53 million on an annualized basis, starting in fiscal 1998.

  On July 24, 1996, the Legislature overrode the Governor's veto of legislation imposing a tax increase on certain tobacco products. The Department of Revenue estimates that these changes will result in approximately $74 million in additional tax revenue for fiscal 1997, approximately $80 million to $90 million in additional revenue in 1998, and between $73 million and $83 million by fiscal 2000.

  The Department of Revenue's fiscal 1997 tax revenue forecasts have been adjusted for the $150 million personal income tax reduction mandated by the fiscal 1996 supplemental appropriations bill approved on July 30, 1996.

  1996 Fiscal Year. Preliminary figures for fiscal 1996 indicate that tax collections totaled approximately $12.051 billion, approximately $886.1 million, or 7.9%, greater than tax collections for fiscal 1995. The Department of Revenue believes that the strong tax revenue growth in fiscal 1996 was due partly to one-time factors that may not recur in fiscal 1997.

  The Governor approved the final fiscal 1996 appropriations bills on July 30, 1996, and August 10, 1996. Fiscal 1996 spending is currently estimated at approximately $16.930 billion, with revenues totaling approximately $17.281 billion. These assumptions would result in a fiscal 1996 year-end transfer to the Commonwealth Stabilization Fund of approximately $95.4 million, bringing its balance to approximately $543 million, the maximum allowed under state law. The bill approved on July 30, 1996 mandates a personal income tax reduction of $150 million to be funded by a fiscal 1996 transfer from the General Fund to the Tax Reduction Fund and to be implemented by a temporary increase in the amount of the personal exemption allowable for the 1996 taxable year.

  As of June 30, 1996, the Commonwealth had a cash position of approximately $889 million, not including the Stabilization Fund. This compares to a projected position of $645.5 million. The fiscal 1996 year-end cash position reflected approximately $161.7 million in advance payments for fiscal 1997 expenses and approximately $110 million in capital expenditures for which the Commonwealth has not yet issued bonds or notes to reimburse itself.

  On November 1, 1995, the Governor released a proposal to reorganize state government, and on January 23, 1996, he filed implementing legislation constituting eight bills. Two of the eight reorganization bills became law in March; the other six bills were disapproved by the legislature. Pursuant to the two bills and the fiscal 1997 budget, effective July 1, 1996, the number of Executive Offices was reduced from eleven to six. Offices eliminated include the Executive Office of Communities and Development (which became the Department of Housing and Community Development), the Executive Office of Economic Affairs (which became the Department of Economic Development, with certain functions transferred to a new Department of Labor and Workforce Development), the Executive Office of Labor (which became the Department of Labor and Workforce Development), and the Executive Office of Education, and a hundred various state boards and commissions were abolished.

  On November 28, 1995, the Governor approved a modified version of the legislation he had filed in September to change the apportionment formula used for the business corporations tax on certain firms. The new formula will become effective for certain federal defense contractors on January 1, 1996, and will be phased in over five years for manufacturing firms generally. The Department of Revenues estimates that the legislation will reduce revenues by $44 million in fiscal 1996 and by $90 million in fiscal 1997. If the new formula were fully effective for all covered businesses, it is estimated that the annual revenue reduction would be $100 million to $150 million.

  On January 23, 1996, the Governor filed legislation that would reduce the personal income tax rate over two years. The Executive Office for Administration and Finance estimates that this cut would reduce base tax revenues by approximately $133 million in fiscal 1997, an additional $265 million in fiscal 1998 and a further $132 million in fiscal 1999, at which time the tax reduction would be fully implemented.

  1995 Fiscal Year. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 revenues of $15.550 billion. Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $10.151 billion and $556 million, or 5.2%, above fiscal year tax revenues of $10.607 billion.

  Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

  On February 10, 1995, the Governor signed into law certain reforms to the Commonwealth's program for Aid to Families with Dependent Children ("AFDC"), subject to federal approval of certain waivers. On August 4, 1995, the federal government granted a waiver of federal regulations for the Commonwealth's proposed changes to its AFDC program. However, the federal government imposed additional conditions upon the proposed two-year limit on the availability of AFDC benefits for able-bodied adults. On September 23, 1995, the Governor accepted the federal waiver (except for the provision regarding no time limit on benefits), and on November 1, 1995, the changes to the AFDC program were implemented. Fiscal 1996 budget appropriations were expected to be sufficient to cover program costs.

  On November 8, 1994, the voters in the statewide general election approved an initiative petition that would slightly increase the portion of the gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgetary funds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and exclude the Highway Fund balance in the computation "consolidated net surplus" for purposes of state finance laws. The initiative petition also provides that no more than 15% of gasoline tax revenues may be used for mass transportation purposes, such as expenditures related to the Massachusetts Bay Transit Authority. This is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the petition, appropriate moneys from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such moneys be used for highways or mass transit purposes.

  1994 Fiscal Year. Fiscal 1994 tax revenue collections were approximately $10.607 billion, $87 million below the Department of Revenue's fiscal year 1994 tax revenue estimate of $10.694 billion and $677 million above fiscal 1993 tax revenues of $9.930 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1994 were approximately $15.550 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period. Budgeted expenditures and other uses of funds in fiscal 1994 were approximately $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

  In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation. The legislation established a fiscal 1993 state spending base of approximately $1.288 billion for local education purposes and required annual increases in state expenditures for such purposes above that base, subject to appropriation, estimated to be approximately $175 million in fiscal 1994, approximately $396 million in fiscal 1995, approximately $625 million in fiscal 1996 and approximately $867 million in fiscal 1997, with additional annual increases anticipated in later years. The fiscal 1994, 1995, and 1996 budgets have fully funded the requirements imposed by this legislation.

  1993 Fiscal Year. The Commonwealth's budgeted expenditures and other uses were approximately $14.696 billion in fiscal 1993, which is approximately $1.280 billion or 9.6% higher than fiscal 1992 expenditures and other uses. Final fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures. Budgeted revenues and other sources for fiscal 1993 totalled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period. Overall, fiscal 1993 ended with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million.

  1992 Fiscal Year. The Commonwealth's budgeted expenditures and other uses were approximately $13.4 billion in fiscal 1992, which is $238.7 million or 1.7% lower than fiscal 1991 budgeted expenditures. Final fiscal 1992 budgeted expenditures were $300 million more than the initial July 1991 estimates of budgetary expenditures, due in part to increases in certain human services programs, including an increase of $268.7 million for the Medicaid program and $50.0 million for mental retardation consent decree requirements. Budgeted revenues and other sources for fiscal 1992 totalled approximately $13.7 billion (including tax revenues of approximately $9.5 billion), reflecting an increase of approximately 0.7% from fiscal 1991 to 1992 and an increase of 5.4% in tax revenues for the same period. Overall, fiscal 1992 ended with an excess of revenues and other sources over expenditure and other uses of $312.3 million and with positive fund balances of $549.4 million.

  Employment. Reversing a trend of relatively low unemployment during the early and mid 1980's, the Massachusetts unemployment rate beginning in 1990 increased significantly to where the Commonwealth's unemployment rate exceeded the national unemployment rate. For example, during 1991, the Massachusetts unemployment rate averaged 9.0% while the average United States unemployment rate was 6.7%. Since 1993, the average monthly unemployment rate has declined steadily and has been at or below the national average. The Massachusetts unemployment rate in September 1996 was 4.2%, as compared with the United States unemployment rate of 5.2% for the same period. Factors which may significantly and adversely affect the employment rate in the Commonwealth include reductions in federal government spending on defense-related industries. Due to this and other considerations, there can be no assurance that unemployment in the Commonwealth will not increase in the future.

  Debt Ratings. S&P currently rates the Commonwealth's uninsured general obligation bonds at A+. At the same time, S&P currently rates state and agency notes at SP1. From 1989 through 1993, the Commonwealth had experienced a steady decline in its S&P rating, with its decline beginning in May 1989, when S&P lowered its rating on the Commonwealth's general obligation bonds and other Commonwealth obligations from AA+ to AA and continuing a series of further reductions until October, 1993, when the rating declined to A+. S&P last affirmed the Commonwealth's rating at A+ on September 16, 1996.

  Moody's currently rates the Commonwealth's uninsured general obligation bonds at A1 and its notes at MIG-1. From 1989 through 1992, the Commonwealth had experienced a steady decline in its rating by Moody's. In May 1989, Moody's lowered its rating on the Commonwealth's notes from MIG-1 to MIG-2. On June 21, 1989, Moody's reduced the Commonwealth's general obligation rating from Aa to
A. On November 15, 1989, Moody's reduced the rating on the Commonwealth's general obligations from A to Baa1, and on March 9, 1990, Moody's reduced the rating of the Commonwealth's general obligation bonds from Baa1 to Baa. In September 1992, Moody's raised the Commonwealth's rating to A. A further increase to A1 was given in November 1994. The Commonwealth's A1 rating was last affirmed September 17, 1996.

  There can be no assurance that these ratings will continue.

  In recent years, certain public bodies and municipalities in the Commonwealth have faced serious financial difficulties which have affected the credit standing and borrowing abilities of the respective entities and may have contributed to higher interest rates on debt obligations. The continuation of, or an increase in, such financial difficulties could result in declines in the market values of, or default on, existing obligations in the Fund. Should there be during the term of the Fund a financial crisis relating to public bodies or municipalities in the Commonwealth, the market value and marketability of all outstanding bonds issued by certain public authorities or municipalities in the Fund and interest income to the Fund could be adversely affected.

  Total Bond and Note Liabilities. The total general obligation bond indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of July 1, 1996 was approximately $10.012 billion. There were also outstanding approximately $240 million in general obligation notes and other short term general obligation debt. The total bond and note liabilities of the Commonwealth as of July 1, 1996, including guaranteed bond was approximately $13.619 billion.

  Debt Service. During the 1980s, capital expenditures were increased substantially, which accounts for a significant rise in debt service since 1989. In November, 1988, the Executive Office for Administration and Finance established an administrative limit on state-financed capital spending in the Capital Projects Fund of $925 million per fiscal year. Capital expenditures were $847.0 million, $694.1 million, $575.9 million, $760.6 million and $902.2 million in fiscal 1991, fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995, respectively. Commonwealth-financed capital expenditures are projected to be approximately $898.0 million in fiscal 1996. Debt service expenditures for fiscal 1991, fiscal 1992, fiscal

1993, fiscal 1994 and fiscal 1995 were $942.3 million, $898.3 million, $1.140 billion, $1.149 billion, and $1.231 billion, respectively, and are projected to be approximately $1.199 billion for fiscal 1996. The amounts represented do not include debt service on notes issued to finance certain Medicaid-related liabilities, certain debt service contract assistance payment to Massachusetts Bay Transportation Authority ($205.5 million projected in fiscal 1996), the Massachusetts Convention Center ($24.6 million projected in fiscal 1996), the Massachusetts Government Land Bank ($6 million projected in fiscal 1996), the Massachusetts Water Pollution Abatement Trust ($16.6 million projected in fiscal 1996) and grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds ($174.5 million projected in fiscal 1996).

  In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds). This law may be amended or repealed by the legislature. The percentage of total appropriations expended from the budgeted operating funds for debt service (excluding debt service on Fiscal Recovery Bonds) was 5.6%, 5.9% and 5.4%, for fiscal 1994, fiscal 1995 and fiscal 1996, respectively.

  Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels; and Medicaid expenditures which have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.

  As a result of comprehensive legislation approved in January, 1988, the Commonwealth is required, beginning in fiscal 1989 to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 40 years. The funding schedule must provide for annual payments in each of the ten years ending fiscal 1998 which are at least equal to the total estimated pay-as-you-go pension costs in each year. As a result of this requirement, the funding requirements for fiscal 1996, 1997 and 1998 are estimates to be increased to approximately $1.007 billion, $1.061 billion and $1.128 billion, respectively.

  Litigation. The Commonwealth is engaged in various lawsuits involving environmental and related laws, including an action brought on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. The MWRA, successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan for the construction of the treatment facilities necessary to achieve compliance with federal requirements. Under the Clean Water Act, the Commonwealth may be liable for costs of compliance in these or any other Clean Water cases if the MWRA or a municipality is prevented from raising revenues necessary to comply with a judgment. The MWRA currently projects that the total cost of construction of the treatment facilities required under the court's order is approximately $3.562 billion in current dollars, with approximately $840 billion to be spent on or after December 31, 1995. On October 18, 1995, the court entered an order which reduced the MWRA's obligation to build certain additional secondary treatment facilities, which is estimated by the MWRA will save ratepayers approximately $165 million.

  The Department of Public Welfare has been sued for the alleged unlawful denial of personal care attendant services to certain disabled Medicaid recipients. The Superior Court has denied the plaintiff's motion for preliminary injunction and class certification. If the plaintiffs were to prevail on their claims and the Commonwealth were required to provide all of the services sought by the plaintiffs to all similarly situated persons, it would substantially increase the annual cost to the Commonwealth. The Department of Public Welfare currently estimates this increase to be as much as $200 million per year.

  There are also actions pending in which recipients of human services benefits, such as welfare recipients, the mentally retarded, the elderly, the handicapped, children, residents of state hospitals and inmates of corrections institutions, seek expanded levels of services and benefits and in which providers of services to such recipients challenge the rates at which they are reimbursed by the Commonwealth. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

  In 1995, the Spaulding Rehabilitation Hospital ("Spaulding") filed an action to enforce an agreement to acquire its property by eminent domain in connection with the Central Artery/Third Harbor Tunnel Project. If successful, Spaulding could recover the fair market value of its property in addition to its relocation costs with respect to its personal property. Spaulding has signed interrogatories indicating that it believes that the property is worth more than $60 million.

  The Commonwealth faces an additional potential liability of approximately $40 million in connection with a taking by the Massachusetts Highway Department related to the relocation of Northern Avenue in Boston.

  In addition there are several tax matters in litigation which could result in significant refunds to taxpayers if decisions unfavorable to the Commonwealth are rendered. In Commissioner of Revenue v. BayBank Middlesex, the Commonwealth appealed an Appellate Tax Board ruling that granted abatements to 12 Massachusetts banks for tax years 1984 to 1990. The Appellate Tax Board decision held that the measure of bank excise tax did not include certain income from tax exempt obligations. On January 24, 1996, the Supreme Judicial Court affirmed the Appellate Tax Board's decision. The potential liability is approximately $55 million, including similarly situated banks and tax years after 1990. Approximately $70 million in taxes and interest are at issue in several other cases are pending.

  A variety of other civil suits pending against the Commonwealth may also affect its future liabilities. These include challenges to the Commonwealth's allocation of school aid under Section 9C of Chapter 29 of the General Laws. No prediction is possible as to the ultimate outcome of these proceedings.

  On March 22, 1995, the Supreme Judicial Court held in Perini Corporation v. Commission of Revenues that certain deductions from the net worth measure of the Massachusetts corporate excise tax violate the Commerce Clause of the United States Constitution. On April 30, 1996, the Supreme Judicial Court entered a partial final judgment implementing its decision for tax years ending prior to January 1, 1995. The Department of Revenue estimates that tax revenues in the amount of $40 million to $55 million may be abated as a result of the partial final judgment. On May 13, 1996, the Court entered an order for judgment and memorandum concerning relief for tax years ending on or after January 1, 1996. The Department of Revenue is estimating the fiscal impact of that ruling.

  Many factors, in addition to those cited above, do or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

  Expenditure and Tax Limitation Measures. Limits have been established on state tax revenues by legislation approved by the Governor on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The legislation passed by an initiative petition established a state tax revenue growth limit for each fiscal year. Any excess in state tax revenue collections over the prescribed limit is to be applied as a proportional credit against the personal income tax liability of all taxpayers in the Commonwealth. The legislation passed by the October 1986 legislation established a state tax revenue growth limit for each fiscal year using a different measure. Tax revenues in fiscal 1991 through fiscal 1995 were lower than the limit set by the limitations and the Executive Office for Administration and Finance currently estimates that same tax revenues in fiscal 1996 will not teach the limit imposed by either of these statutes.

  In November 1980, voters approved Proposition 2 1/2, a statewide limitation initiative, to constrain levels of property taxation and to limit the certain charges and fees imposed on cities and towns. Under the terms of Proposition 2 1/2, the increase in the property tax levy is limited to the lesser of: 1) 2.5% over the previous year's levy plus any growth in the tax base attributable to certain new construction and 2) 2.5% of the full and fair cash value of the real estate and personal property therein. Proposition 2 1/2 does permit communities, with voter approval, to assess taxes in excess of its levy limit for certain reasons, including payment of specified debt service costs. Legislation has also been enacted providing for certain local option taxes. A voter initiative petition approved at the statewide general election in November, 1990 regulates the distribution of Local Aid of no less than 40% of collections from individual income taxes, sales and use taxes, corporate excise taxes, and the balance of the state lottery fund to cities and towns. Local Aid payments expressly remain subject to annual appropriation, and fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995 appropriations for Local Aid did not meet, and fiscal 1996 appropriations for Local Aid do not meet, the levels set forth in the initiative law.

  Estate Tax Revisions. The fiscal 1993 budget included legislation which gradually phases out the current Massachusetts estate tax and replaces it with a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for state taxes allowed for federal estate tax purposes. The estate tax is phased out by means of annual increases in the basic exemption from the original $200,000 level. The exemption is increased to $300,000 for 1993, $400,000 for 1994, $500,000 for 1995 and $600,000 for 1996. In addition, the legislation includes a full marital deduction starting July 1, 1994. The marital deduction had been limited to 50% of the Massachusetts adjusted gross estate. The static fiscal impact of the phase out of the estate tax was estimated to be approximately $24.8 million in fiscal 1994 and approximately $72.5 million in fiscal 1995.

  Other Issuers of Massachusetts Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Obligations.

HEDGING AND OTHER DEFENSIVE ACTIONS

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

TEMPORARY INVESTMENTS

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                     POSITIONS
                                    AND OFFICES                  PRINCIPAL OCCUPATIONS
NAME AND ADDRESS               AGE   WITH TRUST                  DURING PAST FIVE YEARS
----------------               ---  -----------                  ----------------------
Timothy R. Schwertfeger*       48  Chairman and   Chairman since July 1, 1996 of The John Nuveen
 333 West Wacker Drive              Trustee        Company, John Nuveen & Co. Incorporated, Nuveen
 Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional Advisory
                                                   Corp.; prior thereto Executive Vice President and
                                                   Director of The John Nuveen Company (since March
                                                   1992), John Nuveen & Co. Incorporated, Nuveen
                                                   Advisory Corp. (since October 1992) and Nuveen
                                                   Institutional Advisory Corp. (since October 1992).
Anthony T. Dean*               52  President and  President since July 1, 1996 of The John Nuveen
 333 West Wacker Drive              Trustee        Company, John Nuveen & Co. Incorporated, Nuveen
 Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional Advisory
                                                   Corp.; prior thereto, Executive Vice President and
                                                   Director of The John Nuveen Company (since March
                                                   1992), John Nuveen & Co. Incorporated, Nuveen
                                                   Advisory Corp. (since October 1992) and Nuveen
                                                   Institutional Advisory Corp. (since October 1992).
Robert P. Bremner              56  Trustee        Private Investor and Management Consultant.
 3725 Huntington Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown              62  Trustee        Retired (August 1989) as Senior Vice President of
 201 Michigan Avenue                               The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri           64  Trustee        President and Chief Executive Officer of Blanton-
 3 West 29th Street                                Peale Institute of Religion and Health.
 New York, NY 10001
Margaret K. Rosenheim          70  Trustee        Helen Ross Professor of Social Welfare Policy,
 969 East 60th Street                              School of Social Service Administration,
 Chicago, IL 60637                                 University of Chicago.
Peter R. Sawers                64  Trustee        Adjunct Professor of Business and Economics,
 22 The Landmark                                   University of Dubuque, Iowa; Adjunct Professor,
 Northfield, IL 60093                              Lake Forest Graduate School of Management, Lake
                                                   Forest, Illinois; Chartered Financial Analyst;
                                                   Certified Management Consultant.
William J. Schneider           52  Trustee        Senior Partner, Miller-Valentine Partners, Vice
 4000 Miller-Valentine Ct.                         President, Miller-Valentine Realty, Inc.
 P.O. Box 744
 Dayton, OH 45401
Bruce P. Bedford               57  Executive Vice Executive Vice President of John Nuveen & Co.
 333 West Wacker Drive              President      Incorporated, Nuveen Advisory Corp. and Nuveen
 Chicago, IL 60606                                 Institutional Advisory Corp. (since January 1997);
                                                   prior thereto, Chairman and CEO of Flagship
                                                   Resources Inc. and Flagship Financial Inc. and the
                                                   Flagship funds (since January 1986).
Michael S. Davern              39  Vice President Vice President of Nuveen Advisory Corp. (since
 One South Main Street                             January 1997); prior thereto, Vice President and
 Dayton, OH 45402                                  Portfolio Manager (since September 1991) of
                                                   Flagship Financial.

                                    POSITIONS
                                   AND OFFICES                      PRINCIPAL OCCUPATIONS
NAME AND ADDRESS         AGE       WITH TRUST                       DURING PAST FIVE YEARS
----------------         ---       -----------                      ----------------------
William M. Fitzgerald    33  Vice President          Vice President of Nuveen Advisory Corp. (since
 333 West Wacker Drive                                December 1995); Assistant Vice President of Nuveen
 Chicago, IL 60606                                    Advisory Corp. (from September 1992 to December
                                                      1995), prior thereto Assistant Portfolio Manager
                                                      of Nuveen Advisory Corp. (from June 1988 to
                                                      September 1992).
Kathleen M. Flanagan     50  Vice President          Vice President of John Nuveen & Co. Incorporated,
 333 West Wacker Drive                                Vice President of Nuveen Advisory Corp. and Nuveen
 Chicago, IL 60606                                    Institutional Advisory Corp. (since June 1996).
J. Thomas Futrell        41  Vice President          Vice President of Nuveen Advisory Corp.
 333 West Wacker Drive
 Chicago, IL 60606
Richard A. Huber         34  Vice President          Vice President of Nuveen Advisory Corp. (since
 One South Main Street                                January 1997); prior thereto, Vice President and
 Dayton, OH 45402                                     Portfolio Manager (since August 1985) of Flagship
                                                      Financial.
Steven J. Krupa          39  Vice President          Vice President of Nuveen Advisory Corp.
 333 West Wacker Drive
 Chicago, IL 60606
Anna R. Kucinskis        51  Vice President          Vice President of John Nuveen & Co. Incorporated.
 333 West Wacker Drive
 Chicago, IL 60606
Larry W. Martin          45   Vice President         Vice President (since September 1992), and
 333 West Wacker Drive        and Assistant           Assistant Secretary and Assistant General Counsel
 Chicago, IL 60606            Secretary               of John Nuveen & Co. Incorporated; Vice President
                                                      (since May 1993) and Assistant Secretary of Nuveen
                                                      Advisory Corp.; Vice President (since May 1993)
                                                      and Assistant Secretary of Nuveen Institutional
                                                      Advisory Corp.; Assistant Secretary of The John
                                                      Nuveen Company (since February 1993).
Edward F. Neild, IV      31   Vice President         Vice President (since September 1996), previously
 One South Main Street                                Assistant Vice President (since December 1993) of
 Dayton, OH 45402                                     Nuveen Advisory Corp., portfolio manager prior
                                                      thereto (since January 1992); Vice President
                                                      (since September 1996), previously Assistant Vice
                                                      President (since May 1995) of Nuveen Institutional
                                                      Advisory Corp., portfolio manager prior thereto.
Walter K. Parker         48   Vice President         Vice President of Nuveen Advisory Corp. (since
 One South Main Street                                January 1997); prior thereto, Vice President and
 Dayton, OH 45402                                     Portfolio Manager (since July 1994) of Flagship
                                                      Financial; Portfolio Manager and CIO Trust
                                                      Investor (between 1983 and June 1994) for PNC
                                                      Bank.
O. Walter Renfftlen      57   Vice President         Vice President and Controller of the John Nuveen
 333 West Wacker Drive        and Controller          Company, John Nuveen & Co. Incorporated, Nuveen
 Chicago, IL 60606                                    Advisory Corp. and Nuveen Institutional Advisory
                                                      Corp.
Thomas C. Spalding, Jr.  45   Vice President         Vice President of Nuveen Advisory Corp. and Nuveen
 333 West Wacker Drive                                Institutional Advisory Corp.; Chartered Financial
 Chicago, IL 60606                                    Analyst.
H. William Stabenow      62   Vice President         Vice President and Treasurer of the John Nuveen
 333 West Wacker Drive        and Treasurer           Company, John Nuveen & Co. Incorporated, Nuveen
 Chicago, IL 60606                                    Advisory Corp. and Nuveen Institutional Advisory
                                                      Corp.
Jan E. Terbrueggen       41   Vice President         Vice President of Nuveen Advisory Corp. (since
 One South Main Street                                January 1997); prior thereto, Vice President and
 Dayton, OH 45402                                     Portfolio Manager of Flagship Financial.

                         POSITIONS
                        AND OFFICES                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST                    DURING PAST FIVE YEARS
----------------  ---   -----------                   ----------------------
Gifford           40   Vice President  Vice President (since September 1992), Assistant
 R.                    and Assistant    Secretary and Assistant General Counsel of John
 Zimmerman             Secretary        Nuveen & Co. Incorporated; Vice President (since
 333 West                               May 1993) and Assistant Secretary of Nuveen
 Wacker                                 Advisory Corp.; Vice President (since May 1993)
 Drive                                  and Assistant Secretary of Nuveen Institutional
 Chicago,                               Advisory Corp.
 IL 60606

  Anthony Dean, Margaret Rosenheim and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are also directors or trustees, as the case may be, of 42 other Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended February 28, 1997. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                     TOTAL
                                                   AGGREGATE      COMPENSATION
                                                 COMPENSATION    FROM TRUST AND
                                                FROM THE SERIES   FUND COMPLEX
      NAME OF TRUSTEE                            OF THIS TRUST  PAID TO TRUSTEES
      ---------------                           --------------- ----------------
      Robert P. Bremner........................     $  880(1)       $12,250(1)
      Lawrence H. Brown........................     $3,497          $59,000
      Anne E. Impellizzeri.....................     $3,497          $59,000
      Margaret K. Rosenheim....................     $4,388(2)       $66,815(3)
      Peter R. Sawers..........................     $3,497          $59,000
      William S. Schneider.....................     $  952(1)       $13,250(1)

--------
(1) Received as a trustee of the Flagship Funds, for the period June 1, 1996 to January 1, 1997.
(2) Includes $337 in interest accrued on deferred compensation from prior years.
(3) Includes $1,565 in interest accrued on deferred compensation from prior years.

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of June 3, 1997, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   PERCENTAGE
NAME OF FUND AND CLASS             NAME AND ADDRESS OF OWNER      OF OWNERSHIP
----------------------             -------------------------      ------------
Nuveen New York Insured Municipal
 Bond Fund                         BHC Securities Inc.               15.30%
 Class A Shares................... FAO 70015729
                                   Attn: Mutual Funds
                                   One Commerce Square
                                   2005 Market Street
                                   Suite 1200
                                   Philadelphia, PA 19103N
Nuveen New York Insured Municipal
 Bond Fund                         Donaldson Lufkin Jenrette         16.77
 Class C Shares................... Securities Corporation Inc.
                                   PO Box 2052
                                   Jersey City, NJ 07303-9998

                                   PaineWebber for the Benefit of    10.55
                                   Morgan F Kelly
                                   Rose Moran-Kelly JT TEN
                                   19 Honeyhollow Road
                                   Queensbury, NV 12804-9117

                                                                     PERCENTAGE
NAME OF FUND AND CLASS       NAME AND ADDRESS OF OWNER              OF OWNERSHIP
----------------------       -------------------------              ------------

                             Prudential Securities FBO                  8.11%
                             Laurie D Wax Ttee, Irrevocable
                             Trust of 1995 UA JTD 05/02/95,
                             FBO Laurie D Wax
                             Via Di Monteronald, 14 6N

                             Ruth Preston &                             7.96
                              Sara P. Costello &
                              Patricia N. Kohl
                             JT TEN WROS NOT TC
                             2 Middleton Rd.
                             Greenport, NY 11944-1115

                             Debra Arizzi                               7.90
                             9725 92nd St
                             Ozone Park, NY 11416-2214
Nuveen New York Insured
 Municipal Bond Fund         BHC Securities Inc.                       23.96
 Class R Shares............  FAO 70001770
                             Attn: Mutual Funds
                             One Commerce Square
                             2005 Market Street
                             Suite 1200
                             Philadelphia, PA 19103

Nuveen Flagship New Jersey
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith     13.93
 Class A Shares............  for the sole benefit of its customers
                             Attn Fund Administration
                             4800 Deer Lake Dr E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship New Jersey
 Municipal Bond Fund         William G. Osborne                        20.12
 Class C Shares............  % Aurachem Corp.
                             South 3R & Somerset St.
                             PO Box 471
                             Harrison, NJ 07029-0471
                             Alvin H. Frankel Agent for                 7.32
                             Louise I. Grill
                             U/POA DTD Jun 17 94
                             601 Haddon Ave
                             Collingswood, NJ 08108-3703
                             Donaldson Lufkin Jenrette                  5.33
                             Securities Corporation Inc
                             PO Box 2052
                             Jersey City, NJ 07303-9998
Nuveen Flagship New Jersey
 Intermediate Municipal      Merrill Lynch, Pierce, Fenner & Smith     22.65
 Bond Fund Class A Shares..  for the sole benefit of its customers
                             Attn Fund Administration
                             4800 Deer Lake Dr E FL 3
                             Jacksonville, FL 32246-6484
Nuveen California Municipal
 Bond Fund                   NFSC FEBO # OFP-002135                    18.87
 Class C Shares............  Michele Chiapella
                             103 Northwood Commons
                             Chico, CA 95926

                                                                     PERCENTAGE
NAME OF FUND AND CLASS               NAME AND ADDRESS OF OWNER      OF OWNERSHIP
----------------------               -------------------------      ------------
                                     Thomas K. Larson &                 9.83%
                                     Melanie P. Larson
                                     JT TEN WROS NOT TC
                                     142 Via Novella
                                     Aptos, CA 95003-5841
                                     Paul R. Hoeber                     9.62
                                     611 Bay St. Apt. 4
                                     San Francisco, CA 94133-1619
                                     Charlotte H. Feo Tr                9.50
                                     UA DEC 06 79
                                     Charlotte H. Feo Family Trust
                                     530 Galleon Way
                                     Seal Beach, CA 90740-5939
                                     John C. MacGregor-Scott Tr         9.24
                                     UA JUN 22 87
                                     MacGregor-Scott Rev Fam Trust
                                     720 W Camino Real Ave.
                                     Arcadia, CA 91007-7839
                                     David Neil Daniels &               5.05
                                      Judy Curry Daniels Trs
                                     UA JAN 13 94
                                     Daniels Revocable Trust
                                     305 Tioga Ct
                                     Palo Alto, CA 94306-4543
Nuveen California Municipal Bond
 Fund                                J. Andrew Kitzman &                9.62
 Class A Shares....................  Hazel Lloyd Kitzman COTR
                                     UA JUL 02 82
                                     Kitzman Family Trust
                                     10558 Grandview Dr., #4063
                                     La Mesa, CA 91941-6905
Nuveen California Municipal Bond
 Fund                                Smith Barney Shearson              5.16
 Class R Shares....................  00119601999
                                     388 Greenwich Street
                                     New York, NY 10013
Nuveen California Insured Municipal
 Bond Fund                           John Hancock Clearing Corp         5.29
 Class A Shares....................  1 World Financial Center
                                     200 Liberty St.
                                     New York, NY 10281-1003
Nuveen California Insured Municipal
 Bonds Funds                         NFSC FEBO #042-626996             30.08
 Class C Shares....................  Fleming Trust
                                     William E. Fleming
                                     U/A 04/20/93
                                     7057 Blackhawk Rd P.O. Box 908
                                     Forest Hill, CA 95631
                                     Mildred H. Hachtowski TR           9.99
                                     UA Sep 14 95
                                     Hachtowski Family Trust
                                     3045 Rita Ct
                                     Napa, CA 94558-3317
                                     BA Investment Services Inc.        7.54
                                     FBO 406912971
                                     189 Berry St.
                                     3rd Floor #2640
                                     San Francisco CA 94104

                                                                    PERCENTAGE
NAME OF FUND AND CLASS       NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------       -------------------------             ------------
                             Prudential Securities FBO                 5.60%
                             Alan R Josefsberg &
                             Vickie Josefsberg Jt Ten
                             2700 N. Cahuenga Blvd. East
                             Unit 1301
                             Hollywood, CA 90068-2139
Nuveen Flagship Connecticut
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    25.48
 Class A Shares............  for the sole benefit of its customers
                             Attn; Fund Administration
                             4800 Deer Lake Dr E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut
 Municipal Bond Fund         John H. Germain TR.                      33.97
 Class B Shares............  Isabel Germain Trust
                             U/A DTD 10-16-95
                             96 Four Mile Rd.
                             West Hartford, CT 06107-2703
                             PaineWebber FBO                          23.39
                             Josephine F. Smith
                             57 Arnold Way
                             West Hartford, CT 06119-1207
                             US Clearing Corp.                        12.40
                             FBO 952-13798-L9
                             26 Broadway
                             New York, NY 10004-1798
                             Sidney Fagan &                            8.75
                             Lois Fagan JT Ten
                             856 East Broadway
                             Milford, CT 06460-6217
                             Smith Barney Inc.                         8.20
                             00136200806
                             388 Greenwich Street
                             New York, NY 10013-2375
Nuveen Flagship Connecticut
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    35.18
 Class C Shares............  for the sole benefit of its customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr E Fl 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut
 Municipal Bond Fund         Smith Barney Inc.                        99.85
 Class R Shares............  00138430250
                             388 Greenwich Street
                             New York, NY 10013-2375
Nuveen Massachusetts
 Municipal Bond Fund         NFSC FEBO #006-166235                     9.18
 Class A Shares............  Richard J. and Joy S. Gilbert TR
                             Joanne G. Arnold TTEE
                             c/o Richard J. Gilbert
                             20 Winchester Drive
                             Lexington, MA 02173
                             Donaldson Lufkin Jenrette                 6.00
                             Securities Corporation Inc.
                             P.O. Box 2052
                             Jersey City, NJ 07303-9998

                                                                     PERCENTAGE
NAME OF FUND AND CLASS               NAME AND ADDRESS OF OWNER      OF OWNERSHIP
----------------------               -------------------------      ------------
                                     Smith Barney Inc.                  5.77%
                                     00162105158
                                     388 Greenwich Street
                                     New York, New York 10013
Nuveen Massachusetts Municipal Bond
 Fund                                Hudson L. Matson                  26.86
 Class C Shares....................  39 Griggs Rd.
                                     Sutton, MA 01590-1015
                                     Richard Doucette                   6.55
                                     363 Farrwood Dr.
                                     Bradford, MA 01835-8400
                                     Wheat First FBO A/C 2591-6003      5.96
                                     Jane W. Curran
                                     4 Lawler Dr.
                                     Easthampton, MA 01027-9715
                                     Mary H. Melville                   5.72
                                     4 Paul Revere Rd.
                                     Worcester MA 01609-1210
                                     Charles G. Allen, Jr. Tr.          5.34
                                     UA MAR 05 54
                                     UW Flora A. Generess
                                     FBO Charles G. Allen Jr. Et al
                                     221 James St. #65
                                     Barre, MA 01005-8805
                                     Emily Pelczarski Cust              5.31
                                     FBO Brian Pelczarski
                                     Unif Trans Min Act MA
                                     8 Coram St
                                     Taunton, MA 02780-2512
                                     Emily Pelczarski Cust              5.26
                                     FBO Laurie Pelczarski
                                     Unif Trans Min Act MA
                                     8 Coram St
                                     Taunton, MA 02780-2512
                                     Irene J. Majko                     5.22
                                     134 Brook St
                                     Wellesley, MA 02181-6630
Nuveen Massachusetts Insured
 Municipal Bond Fund                 Gerald W. Mahoney &                8.20
 Class A Shares....................   Elaine Mahoney Tr
                                     UA 10/05/94
                                     Mahoney Rev. Trust
                                     162 Oakland St.
                                     Fall River, MA 02720-6114
Nuveen Massachusetts Insured
 Municipal Bond Fund                 Raymond James & Assoc Inc.        16.57
 Class C Shares....................  for Elite Acct # 50099466
                                     FAO George A. D'Auteuil Sr. &
                                     Pauline T. D'Auteuil JT/WROS
                                     9 Church St.
                                     Millbury, MA 01527-3134
                                     Ruth Biller                       16.26
                                     51 Oak Rd.
                                     Canton, MA 02021-2625

                                                                   PERCENTAGE
NAME OF FUND AND CLASS             NAME AND ADDRESS OF OWNER      OF OWNERSHIP
----------------------             -------------------------      ------------
                                   John Sullivan                     14.60%
                                   6 Margaret St.
                                   Boston, MA 02113-2523
                                   Rose E. Frisch                    14.25
                                   3 Hillside Pl.
                                   Cambridge, MA 02140-3617
                                   PaineWebber for the Benefit of     5.97
                                   John J. Brodbine TTEE
                                   Ralph L. Cunningham Trust
                                   DTD 4/27/89
                                   27 School St
                                   Boston, MA 02108-4303
                                   Magdalene S. Kapuscienski &
                                    Gene S. Kapuscienski              5.21
                                   JT TEN WROS NOT TC
                                   15 D Country Club Lane
                                   Milford, MA 01757
Nuveen Massachusetts Insured
 Municipal Bond Fund               NFSC FEBO # 006-133914             5.10
 Class R Shares................... Robert L. Varney
                                   Janet N. Varney
                                   9 Almira Rd
                                   South Yarmouth, MA 02664

INVESTMENT ADVISER AND INVESTMENT
MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE FEE                                 MANAGEMENT FEE
---------------------------------                                 --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For assets over $2 billion.......................................  .4750 of 1%

  Nuveen Advisory has agreed to waive all or a portion of its management fee or reimburse certain expenses of the California, California Insured, Massachusetts, Massachusetts Insured, New York and New York Insured Municipal Bond Funds in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 (.975 for insured Funds) of 1% of average daily net asset value of any class of shares of those Funds.

  Nuveen Advisory has voluntarily agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) for the year ended July 31, 1997 from exceeding 0.75% of average daily net assets of the New Jersey Fund. For the New Jersey, New Jersey Intermediate, Connecticut, and New York Funds, Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices.

  For the last three fiscal years, the New Jersey Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                         MANAGEMENT FEES NET OF EXPENSE  FEE WAIVERS AND EXPENSE
                          REIMBURSEMENT PAID TO NUVEEN        REIMBURSEMENTS
                           ADVISORY FOR THE YEAR ENDED      FOR THE YEAR ENDED
                         ------------------------------- ------------------------
                          1/31/95    1/31/96   2/28/97*  1/31/95 1/31/96 2/28/97*
                         ---------- --------- ---------- ------- ------- --------
New Jersey Municipal
 Bond Fund.............. $  156,717   152,929   249,860  54,105  115,121 105,204

  *For the thirteen month period ended February 28, 1997.

  For the last three fiscal years, the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                         MANAGEMENT FEES NET OF EXPENSE FEE WAIVERS AND EXPENSE
                          REIMBURSEMENT PAID TO NUVEEN      REIMBURSEMENTS
                          ADVISORY FOR THE YEAR ENDED     FOR THE YEAR ENDED
                         ------------------------------ -----------------------
                          2/28/95    2/29/96   2/28/97  2/28/95 2/29/96 2/28/97
                         ---------- --------- --------- ------- ------- -------
New York Municipal Bond
 Fund................... $  786,847   852,809   921,217  4,556  29,700  40,876
New York Insured
 Municipal Bond Fund.... $1,921,472 1,940,010 1,932,218  1,767       0     --
California Municipal
 Bond Fund.............. $1,123,360 1,199,571 1,249,684  3,483   3,302     --
California Insured
 Municipal Bond Fund.... $1,073,336 1,156,993 1,205,656  2,697   1,695     --
Massachusetts Municipal
 Bond Fund.............. $  370,394   366,859   430,684 17,319  59,879  13,780
Massachusetts Insured
 Municipal Bond Fund.... $  302,241   346,952   356,539  1,148     788     --

  For the last three fiscal years, the New Jersey Intermediate Municipal Bond Fund and the Connecticut Municipal Bond Fund paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on 2/1/97, to Nuveen Advisory, as follows:

                              MANAGEMENT FEES NET OF
                               EXPENSE REIMBURSEMENT
                                 PAID TO FLAGSHIP      FEE WAIVERS AND EXPENSE
                              FINANCIAL FOR THE YEAR        REIMBURSEMENTS
                                       ENDED              FOR THE YEAR ENDED
                             ------------------------- ------------------------
                             5/31/95  5/31/96 2/28/97* 5/31/95 5/31/96 2/28/97*
                             -------- ------- -------- ------- ------- --------
New Jersey Intermediate
 Municipal Bond Fund........ $      0       0       0   45,333 101,996  71,304
Connecticut Municipal Bond
 Fund....................... $396,094 421,811 440,411  615,631 636,447 367,429

  *For the nine month period ended February 28, 1997.

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $36 billion in tax-exempt securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of those Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

NEW YORK

  The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

  The following is based on the assumptions that the New York Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause New York Funds' distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New York Funds' shareholders.

  The New York Funds will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City. If they are subject to such taxes, they do not expect to pay a material amount of either tax.

  Distributions by the New York Funds that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. Distributions by the New York Funds that are attributable to interest on obligations of the United States or its instrumentalities. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

  All distributions from the New York Funds, regardless of source, will increase the taxable base of shareholders subject to the New York State franchise tax or the New York City general corporation tax.

  Gain from the sale, exchange, or other disposition of shares of the New York Funds will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

  Shares of the New York Funds may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

NEW JERSEY

  The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Funds.

  The following is based on the assumptions that the New Jersey Funds will qualify under Subchapter M of the Code as regulated investment companies and under New Jersey law as qualified investment funds, that they will satisfy the conditions which will cause New Jersey Funds' distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Funds' shareholders.

  The New Jersey Funds will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if they have a sufficient nexus with New Jersey. If they are subject to either tax, the New Jersey Funds do not expect to pay a material amount of either tax.

  Distributions by the New Jersey Funds that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

  All distributions from the New Jersey Funds, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

  Gain on the sale, exchange, or other disposition of shares of the New Jersey Funds will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.

  Shares of the New Jersey Funds may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning New Jersey state and local tax matters.

CALIFORNIA

  The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the California Funds.

  The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds' shareholders.

  The California Funds will not be subject to the California corporate franchise tax. The California Funds will be subject to the California corporate income tax only if they have a sufficient nexus with California. If they are subject to the California corporate income tax, the California Funds do not expect to pay a material amount of such tax.

  Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains, will be subject to the California personal income tax.

  All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

  Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

  Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

CONNECTICUT

  The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

  The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund's shareholders.

  The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

  Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

  All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for a portion of Connecticut Fund distributions received.

  Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

  Shares of the Connecticut Fund may be subject to the Connecticut succession tax, the Connecticut transfer tax, and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Connecticut and local tax matters.

MASSACHUSETTS

  The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds' transactions.

  The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds' shareholders.

  The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

  Distributions by the Massachusetts Funds that are attributable to interest on or gain from the sale or exchange of any obligation of Massachusetts and its political subdivisions, agencies and instrumentalities or to interest on obligations of the United States and its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

  Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts corporate excise tax.

  Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will be subject to the Massachusetts personal income and corporate excise tax.

  Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Massachusetts state and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                     a-b
                            Yield=2[(--- +1)/6/ -1]
                                      cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column. None of the Funds had Class B Shares outstanding for the 30-day period ending on February 28, 1997.

                                             AS OF FEBRUARY 28, 1997
                                    ------------------------------------------
                                           COMBINED FEDERAL       TAXABLE
                                    YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                    ----- ------------------- ----------------
      New Jersey Municipal Bond
      Fund
        Class A Shares............. 4.61%        43.5%             8.16%
        Class B Shares............. N/A          43.5%             N/A
        Class C Shares............. 4.07%        43.5%             7.20%
        Class R Shares............. 5.08%        43.5%             8.99%
      New York Municipal Bond
      Fund**
        Class A Shares............. 4.41%        43.5%             7.81%
        Class B Shares............. N/A          43.5%             N/A
        Class C Shares............. 3.86%        43.5%             6.83%
        Class R Shares............. 4.86%        43.5%             8.60%
      New York Insured Municipal
      Bond Fund**
        Class A Shares............. 4.19%        43.5%             7.42%
        Class B Shares............. N/A          43.5%             N/A
        Class C Shares............. 3.80%        43.5%             6.73%
        Class R Shares............. 4.58%        43.5%             8.11%
      California Municipal Bond
      Fund
        Class A Shares............. 4.35%        45.0%             7.91%
        Class B Shares............. N/A          45.0%             N/A
        Class C Shares............. 3.97%        45.0%             7.22%
        Class R Shares............. 4.74%        45.0%             8.62%
      California Insured Municipal
      Bond Fund
        Class A Shares............. 4.26%        45.0%             7.75%
        Class B Shares............. N/A          45.0%             N/A
        Class C Shares............. 3.88%        45.0%             7.05%
        Class R Shares............. 4.65%        45.0%             8.45%
      Massachusetts Municipal Bond
      Fund
        Class A Shares............. 4.33%        47.0%             8.17%
        Class B Shares............. N/A          47.0%             N/A
        Class C Shares............. 3.96%        47.0%             7.47%
        Class R Shares............. 4.73%        47.0%             8.92%
      Massachusetts Insured
       Municipal Bond Fund
        Class A Shares............. 3.99%        47.0%             7.53%
        Class B Shares............. N/A          47.0%             N/A
        Class C Shares............. 3.60%        47.0%             6.79%
        Class R Shares............. 4.37%        47.0%             8.25%
      New Jersey Intermediate
       Municipal Bond Fund
        Class A Shares............. 4.33%        43.5%             7.66%
        Class C Shares............. N/A          43.5%             N/A
        Class R Shares............. N/A          43.5%             N/A
      Connecticut Municipal Bond
       Fund
        Class A Shares............. 4.61%        42.5%             8.02%
        Class B Shares............. N/A          42.5%             N/A
        Class C Shares............. 4.27%        42.5%             7.43%
        Class R Shares............. N/A          42.5%             N/A

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.
  ** Reflects a combined federal, state and New York City tax rate.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20%, were as follows:

                                                       FEBRUARY 28, 1997
                                                -------------------------------
                                                      DISTRIBUTION RATES
                                                -------------------------------
                                                CLASS A CLASS B CLASS C CLASS R
                                                ------- ------- ------- -------
      New Jersey Municipal Bond Fund...........  5.21%   4.69%   4.89%   5.64%
      New York Municipal Bond Fund.............  5.16%   4.64%   4.84%   5.58%
      New York Insured Municipal Bond Fund.....  4.76%   4.23%   4.41%   5.15%
      California Municipal Bond Fund ..........  4.95%   N/A     4.59%   5.37%
      California Insured Municipal Bond Fund...  4.83%   N/A     4.46%   5.22%
      Massachusetts Municipal Bond Fund........  4.94%   N/A     4.64%   5.35%
      Massachusetts Insured Municipal Bond
      Fund.....................................  4.82%   N/A     4.46%   5.20%
      New Jersey Intermediate Bond Fund........  4.76%   N/A     N/A     N/A
      Connecticut Municipal Bond Fund..........  5.09%   4.57%   4.78%   N/A

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               INCEPTION DATES
                                                              ------------------
      New Jersey Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................      July 26, 1991
      New York Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      New York Insured Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      California Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................       July 1, 1986
      California Insured Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................       July 1, 1986
      Massachusetts Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      Massachusetts Insured Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      New Jersey Intermediate Municipal Bond Fund
        Class A Shares....................................... September 16, 1992
        Class C Shares.......................................   February 1, 1997
        Class R Shares.......................................   February 1, 1997
      Connecticut Municipal Bond Fund
        Class A Shares.......................................      July 13, 1987
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................    October 4, 1993
        Class R Shares.......................................   February 1, 1997

  The annual total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, the Massachusetts Insured Municipal Bond Fund, the California Municipal Bond Fund and the California Insured Municipal Bond Fund, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods ended February 28, 1997 and for the period from inception through February 28, 1997, respectively, were as follows:

                                                ANNUAL TOTAL RETURN
                               -----------------------------------------------------
                                 ONE YEAR    FIVE YEARS   TEN YEARS   FROM INCEPTION
                                  ENDED        ENDED        ENDED        THROUGH
                               FEBRUARY 28, FEBRUARY 28, FEBRUARY 28,  FEBRUARY 28,
                                   1997         1997         1997          1997
                               ------------ ------------ ------------ --------------
      New York Municipal Bond
       Fund
        Class A Shares........     0.67%       6.40%        6.53%         6.86%
        Class B Shares........     0.30%       6.47%        6.43%         6.76%
        Class C Shares........     4.31%       6.65%        6.26%         6.58%
        Class R Shares........     5.26%       7.63%        7.28%         7.61%
      New York Insured
       Municipal Bond Fund
        Class A Shares........    -0.35%       6.03%        6.19%         6.46%
        Class B Shares........    -0.79%       6.03%        6.06%         6.33%
        Class C Shares........     3.06%       6.17%        5.87%         6.11%
        Class R Shares........     4.15%       7.21%        6.91%         7.17%
      Massachusetts Municipal
       Bond Fund
        Class A Shares........     0.33%       6.11%        5.97%         5.95%
        Class B Shares........     0.04%       6.07%        5.81%         5.79%
        Class C Shares........     3.09%       6.18%        5.60%         5.58%
        Class R Shares........     4.99%       7.24%        6.66%         6.64%
      Massachusetts Insured
       Municipal Bond Fund
        Class A Shares........    -0.35%       5.81%        6.15%         6.10%
        Class B Shares........    -0.78%       5.82%        6.01%         5.96%
        Class C Shares........     3.17%       5.95%        5.82%         5.76%
        Class R Shares........     4.16%       6.99%        6.87%         6.82%
      California Municipal
       Bond Fund
        Class A Shares........     0.87%       5.80%        6.12%         6.79%
        Class B Shares........     0.67%       5.89%        6.02%         6.66%
        Class C Shares........     4.53%       6.00%        5.83%         6.46%
        Class R Shares........     5.67%       7.06%        6.88%         7.52%
      California Insured
       Municipal Bond Fund
        Class A Shares........     0.18%       6.03%        6.19%         6.64%
        Class B Shares........    -0.16%       6.01%        6.03%         6.51%
        Class C Shares........     3.99%       6.14%        5.84%         6.27%
        Class R Shares........     4.81%       7.18%        6.89%         7.33%

  The annual total return figures for the New Jersey Municipal Bond Fund, the New Jersey Intermediate Bond Fund, and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for Class A Shares, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B Shares, for the one-year and five-year periods (as applicable) ended February 28, 1997, and for the period since inception through February 28, 1997, respectively, were as follows:

                                                ANNUAL TOTAL RETURN
                               -----------------------------------------------------
                                   ONE YEAR         FIVE YEARS      FROM INCEPTION
                                     ENDED             ENDED            THROUGH
                               FEBRUARY 28, 1997 FEBRUARY 28, 1997 FEBRUARY 28, 1997
                               ----------------- ----------------- -----------------
      New Jersey Municipal
       Bond Fund
        Class A Shares........       0.45%             6.02%             6.02%
        Class B Shares........       0.12%             6.04%             6.04%
        Class C Shares........       4.18%             6.19%             6.19%
        Class R Shares........       5.09%             7.21%             7.21%
      New Jersey Intermediate
       Municipal Bond Fund
        Class A Shares........      -0.79%             N/A               5.47%
        Class C Shares........       3.21%             N/A               6.11%
        Class R Shares........       3.56%             N/A               6.49%
      Connecticut Municipal
       Bond Fund
        Class A Shares........       1.04%             6.15%             6.91%
        Class B Shares........       0.88%             6.32%             6.90%
        Class C Shares........       4.89%             6.43%             6.77%
        Class R Shares........       5.46%             7.06%             7.38%


  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, the Massachusetts Insured Municipal Bond Fund, the California Municipal Bond Fund and the California Insured Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods ended February 28, 1997, and for the period since inception February 28, 1997, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, respectively, were as follows:

                                             CUMULATIVE TOTAL RETURN
                               ---------------------------------------------------
                                 ONE YEAR    FIVE YEARS   TEN YEARS       FROM
                                  ENDED        ENDED        ENDED      INCEPTION
                               FEBRUARY 28, FEBRUARY 28, FEBRUARY 28, FEBRUARY 28,
                                   1997         1997         1997         1997
                               ------------ ------------ ------------ ------------
      New York Municipal Bond
       Fund
        Class A Shares........     0.67%       36.38%       88.24%       96.65%
        Class B Shares........     0.30%       36.81%       86.41%       94.76%
        Class C Shares........     4.31%       38.00%       83.46%       91.30%
        Class R Shares........     5.26%       44.45%      101.88%      111.03%
      New York Insured
       Municipal Bond Fund
        Class A Shares........    -0.35%       34.03%       82.39%       89.12%
        Class B Shares........    -0.79%       34.04%       80.13%       86.93%
        Class C Shares........     3.06%       34.87%       76.83%       83.02%
        Class R Shares........     4.15%       41.60%       95.13%      102.46%
      Massachusetts Municipal
       Bond Fund
        Class A Shares........     0.33%       34.54%       78.50%       80.22%
        Class B Shares........     0.04%       34.24%       75.88%       77.34%
        Class C Shares........     3.90%       34.94%       72.50%       73.84%
        Class R Shares........     4.99%       41.80%       90.57%       92.53%
      Massachusetts Insured
       Municipal Bond Fund
        Class A Shares........    -0.35%       32.62%       81.58%       82.83%
        Class B Shares........    -0.78%       32.71%       79.30%       80.29%
        Class C Shares........     3.17%       33.47%       76.08%       76.96%
        Class R Shares........     4.16%       40.20%       94.40%       95.86%
      California Municipal
       Bond Fund
        Class A Shares .......     0.87%       32.58%       81.17%      101.55%
        Class B Shares........     0.67%       33.13%       79.40%       98.94%
        Class C Shares........     4.53%       33.83%       76.16%       95.01%
        Class R Shares........     5.67%       40.61%       94.52%      116.76%
      California Insured
       Municipal Bond Fund
        Class A Shares .......     0.18%       34.04%       82.30%       98.57%
        Class B Shares........    -0.16%       33.89%       79.64%       95.98%
        Class C Shares........     3.99%       34.68%       76.45%       91.25%
        Class R Shares........     4.81%       41.44%       94.78%      112.51%

  The cumulative total return figures for the New Jersey Municipal Bond Fund, the New Jersey Intermediate Municipal Bond Fund and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year and five-year periods (as applicable) ended February 28, 1997, and for the period since inception through February 28, 1997, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                                CUMULATIVE TOTAL RETURN
                                         --------------------------------------
                                                                       FROM
                                           ONE YEAR    FIVE YEARS   INCEPTION
                                            ENDED        ENDED       THROUGH
                                         FEBRUARY 28, FEBRUARY 28, FEBRUARY 28,
                                             1997         1997         1997
                                         ------------ ------------ ------------
      New Jersey Municipal Bond Fund
        Class A Shares.................      0.45%       33.92%       33.92%
        Class B Shares.................      0.12%       34.07%       34.07%
        Class C Shares.................      4.18%       35.00%       35.00%
        Class R Shares.................      5.09%       41.61%       41.61%
      New Jersey Intermediate Municipal
       Bond Fund
        Class A Shares.................     -0.79%          N/A       26.74%
        Class C Shares.................      3.21%          N/A       30.23%
        Class R Shares.................      3.56%          N/A       32.30%
      Connecticut Municipal Bond Fund
        Class A Shares.................      1.04%       34.75%       90.26%
        Class B Shares.................      0.88%       35.84%       90.10%
        Class C Shares.................      4.89%       36.59%       88.01%
        Class R Shares.................      5.46%       40.65%       98.60%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 47.0% maximum combined marginal federal and state tax rate for 1997, the annual taxable equivalent total return for the Massachusetts Municipal Bond Fund's shares for the five-year period ended February 28, 1997 with respect to the Class R shares was 12.65%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U. S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND
REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARE PURCHASE ELIGIBILITY

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Unit Trust or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Unit Trust Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various unit trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50, the minimum monthly investment in Class A Shares of any particular Fund or portfolio for all participants in the program combined is $3,000; and the minimum initial investment in Class A shares of any particular Fund or portfolio for each participant in the program is $3,000. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 621-7227.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $1 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

In addition, purchasers of Nuveen unit investment trusts may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 621-7227.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C Shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's automatic withdrawal plan, up to 12% of the original investment amount. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.
  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust II, dated February 1, 1997 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.
  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, (or Flagship Financial, Inc. which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                 YEAR ENDED               YEAR ENDED               YEAR ENDED
                             FEBRUARY 28, 1997*        JANUARY 31, 1996         JANUARY 31, 1995
                          ------------------------ ------------------------ ------------------------
                           AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                          UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                          COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN
FUND                      ------------ ----------- ------------ ----------- ------------ -----------
New Jersey Fund.........      206           19         241           16         255           35
                                 YEAR ENDED               YEAR ENDED               YEAR ENDED
                             FEBRUARY 28, 1997        FEBRUARY 29, 1996        FEBRUARY 28, 1995
                          ------------------------ ------------------------ ------------------------
                           AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                          UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                          COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN
FUND                      ------------ ----------- ------------ ----------- ------------ -----------
New York Fund...........      244           24         272           33         428           64
New York Insured Fund...      394           49         450           71         850          126
California Fund.........      209           31         221           33         370           60
California Insured Fund.      338           52         357           56         517           93
Massachusetts Fund......       99            9          96           12         170           20
Massachusetts Insured
 Fund...................       79           11         113           14         147           24
                                 YEAR ENDED               YEAR ENDED               YEAR ENDED
                            FEBRUARY 28, 1997**          MAY 31, 1996             MAY 31, 1995
                          ------------------------ ------------------------ ------------------------
                           AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                          UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                          COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN
FUND                      ------------ ----------- ------------ ----------- ------------ -----------
New Jersey Intermediate
 Fund...................        6            1          19            4          31            6
Connecticut Fund........      127           18         349           47         447           60

--------
  *For the thirteen month period ended February 28, 1997.
  **For the nine month period ended February 28, 1997.

DISTRIBUTION AND SERVICE PLAN
  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.
  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.
  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.
  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended February 28, 1997, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. Prior to February 1, 1997, the service fee for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the New Jersey Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund was .25% for both Class A and Class C Shares and the distribution fee was
 .75% for Class C Shares. Thereafter, the service fee for the Class A and Class C Shares was .20% and the distribution fee for the Class C Shares was .55%. For the period from June 1, 1996 to January 31, 1997, the service fee for the New Jersey Intermediate Fund and the Connecticut Municipal Bond Fund Class C Shares was .20% and the distribution fee was .20% for the Class A Shares and .75% for the Class C Shares; thereafter, the fees were the same as the aforementioned Funds.

                                                           COMPENSATION PAID TO
                                                          AUTHORIZED DEALERS FOR
                                                            END OF FISCAL 1997
                                                          ----------------------
New York Municipal Bond Fund
  Class A................................................        $ 54,119
  Class B................................................        $     34
  Class C................................................        $  8,973
New York Insured Municipal Bond Fund
  Class A................................................        $ 73,862
  Class B................................................        $    494
  Class C................................................        $ 19,878
New Jersey Municipal Bond Fund*
  Class A................................................        $ 39,563
  Class B................................................        $     15
  Class C................................................        $ 20,820
New Jersey Intermediate Municipal Bond Fund**
  Class A................................................        $ 11,368
  Class C................................................             --
California Municipal Bond Fund
  Class A................................................        $ 40,524
  Class B................................................             N/A
  Class C................................................        $  7,416
California Insured Municipal Bond Fund
  Class A................................................        $ 54,387
  Class B................................................             N/A
  Class C................................................        $ 11,151
Connecticut Municipal Bond Fund**
  Class A................................................        $586,511
  Class B................................................        $     16
  Class C................................................        $ 49,392
Massachusetts Municipal Bond Fund
  Class A................................................        $ 13,857
  Class B................................................             N/A
  Class C................................................        $  7,619
Massachusetts Insured Municipal Bond Fund
  Class A................................................        $ 15,491
  Class B................................................             N/A
  Class C................................................        $  8,380

--------
  *For the thirteen month period ended February 28, 1997.
  **For the nine month period ended February 28, 1997.

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago Illinois 60603 has been selected as auditors for all of the Funds. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report. Prior to February 1, 1997, Deloitte & Touche LLP was the auditor for the Connecticut Fund and the New Jersey Intermediate Fund.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York 10004. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports; each is included herein by reference. The Annual Reports accompany this Statement of Additional Information.

APPENDIX A

RATINGS OF INVESTMENTS

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                         VAI-MS2

NUVEEN
Municipal
Bond Funds

February 28, 1997

                              [PHOTO OF COUPLE APPEARS HERE]
Annual Report



Dependable, tax-free income
to help you keep more of
what you earn.


Connecticut

       CONTENTS


 2     Dear Shareholder
 4     Answering Your Questions
 6     Connecticut Overview
 9     Financial Section
31     Shareholder Meeting Results
35     Shareholder Information
36     Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger



It is my pleasure to report to you on the performance of the Nuveen Flagship Connecticut Municipal Bond Fund and to welcome new investors to our family of investments. The fund rewarded investors during the fiscal year with consistent performance, delivering attractive tax-free income while also preserving your capital. At the same time, the fund added a measure of stability to investor portfolios containing more volatile equity funds.

As of the fiscal year end, investors in the Nuveen Flagship Connecticut Municipal Bond Fund's A shares were receiving dividends providing an annualized tax-free current yield on net asset value of 4.81%. To receive this yield on an after-tax basis, investors in the 39% federal and state income tax bracket would have had to receive 7.89% from comparable taxable investments.

Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you. In January we acquired Flagship Resources Inc., a respected manager of municipal bond mutual funds, based in Dayton, Ohio. This added 19 mutual funds to the Nuveen family, giving investors an expanded array of tax-free investment solutions for their personal portfolios. As we increase our product offerings,

"Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you."



we now offer you more flexibility to purchase fund shares according to your specific circumstances through expanded pricing options.

Nuveen also has created new equity and balanced funds to help investors keep more of what they have earned. In November we launched the Nuveen Growth and Income Stock Fund, a fund that seeks to provide superior stock market performance with moderated risk. Last month we introduced two new balanced mutual funds, each designed to provide investors an attractive combination of long-term growth potential and current income.

Nuveen prides itself on helping more than 1.3 million investors maintain the lifestyle they currently enjoy by providing quality investment solutions with reduced risk. Thank you for your continued confidence in Nuveen and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 14, 1997

Answering Your Questions

[PHOTO OF TED NIELD APPEARS HERE]

Ted Neild, Vice President and Senior Portfolio Manager of Nuveen Advisory Corp., talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.



WHAT KEY ECONOMIC FACTORS AFFECTED
THESE FUNDS DURING THE PAST YEAR?

In the last 12 months, the bond market - despite some fluctuations - was relatively stable compared with recent years. Following a strong start to the year, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets with alternating enthusiasm and uncertainty. In the third quarter of 1996, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period.

Throughout the year, stock market euphoria focused investors' attention on stocks and brought record amounts of new money into stock funds, bypassing the bond market. Some investors, concerned about a possible correction in the stock market, decided to take their profits, but adopted a wait-and-see attitude about investing capital gains, electing to go with short-term vehicles until a clearer picture of market trends emerged. These events affected demand for bond issues of all types in the last year.

GIVEN THIS MARKET ENVIRONMENT,
HOW DID THE FUND PERFORM?

The Connecticut Municipal Bond Fund rewarded Class A investors with a solid total return on net asset value for the period, recording price changes and reinvested dividends of 5.46%. During the same period, the Lehman Brothers Municipal Bond Index, which does not incur operating expenses or transaction costs, reported a 5.51% total return.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

The fluctuations of 1996 created specific inefficiencies in the market, enabling Nuveen to uncover and take advantage of price discrepancies to improve the fund's portfolio. For example, we were able to enhance the durability of the fund's dividend by purchasing bonds with longer call protection. These bonds were less in demand as interest rates began to rise in

1996, creating a value investing opportunity. These bonds then appreciated in value more than other bonds as rates moved down during the year.

WHAT IS THE CURRENT STATUS OF CONNECTICUT'S ECONOMY?

Connecticut is in the midst of a slow economic recovery from a recession that began in 1989 and ended in late 1992. Statistics show that the state has recovered almost 40% of its recessionary employment loss with small business fueling much of the growth in the services, wholesale, and retail trade industries. The recovery has helped improve financial performance for two of the State's largest metro areas (Bridgeport and New Haven), while the City of Hartford continues to battle budget pressures. Governor Rowland's recommended budget for 1998 anticipates significant income tax changes aimed at increasing overall disposable income and encouraging economic expansion in the State. Generally speaking, the outlook for the State's economy is favorable.

WHAT IS THE CURRENT ECONOMIC OUTLOOK?

A look at the current environment shows continued economic growth characterized by low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. Although inflation remains at the same subdued levels it has exhibited over the past six years, the strength of the current economic expansion encouraged the Federal Reserve to make a preemptive strike against inflation's potential return. It raised short-term interest rates by 0.25% at the end of March. While the bond market had already anticipated and discounted much of the impact of this tightening, the Fed's action set off a decline in the equity market that - in combination with the attractive yields currently available - increased interest in municipal bonds on the part of investors looking to move out of stocks. We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market.



"We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market."

Connecticut
Overview


Credit Quality

[PIE CHART APPEAR HERE]

BBB 16%
A   20%
AA  17%
NR   3%
AAA 44%


Diversification

[PIE CHART APPEAR HERE]

Housing Facilities         9%
Educational Facilities    18%
Escrowed Bonds             8%
Other                     18%
General Obligation Bonds  10%
Pollution Control          3%
Health Care Facilities    34%


FUND HIGHLIGHTS
----------------------------------------------------------------------
SHARE CLASS                       A          B          C          R
Inception Date                   7/87       2/97      10/93       2/97
Net Asset Value (NAV)          $10.51     $10.51     $10.49     $10.51
----------------------------------------------------------------------

----------------------------------------------------------------------
Total Net Assets ($000)                                       $217,061
Average Weighted Maturity (years)                                 19.5
Duration (years)                                                   7.4
----------------------------------------------------------------------

ANNUALIZED TOTAL RETURN (1)
----------------------------------------------------------------------
SHARE CLASS        A(NAV)   A(OFFER)     B         C         R
1-Year             5.47%     1.04%     4.87%     4.89%     5.46%
5-Year             7.06%     6.15%     6.47%     6.43%     7.06%
Inception          7.38%     6.91%     6.80%     6.77%     7.38%
----------------------------------------------------------------------


TAX-FREE YIELDS
----------------------------------------------------------------------
SHARE CLASS            A(NAV)   A(OFFER)     B         C         R
Dist Rate              5.31%     5.09%     4.57%     4.78%     5.51%
SEC 30-Day Yld         4.81%     4.61%     4.07%     4.27%     5.02%
Taxable Equiv Yld(2)   7.89%     7.56%     6.67%     7.00%     8.23%
----------------------------------------------------------------------

1 Class A Share returns are actual. Class B, C and R Share returns are actual for the period since class inception; returns prior to class inception are Class A Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

2 Based on the SEC yield and on a combined federal and state income tax rate of 39%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                             Nuveen Flagship Connecticut Municipal Bond Fund
                                             February 28, 1997 Annual Report



* The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.20%) and all ongoing fund expenses.



Index Comparison*

[GRAPH CHART APPEARS HERE]

[PLOT POINTS TO COME]

Lehman Brothers Municipal Bond Index                     $21,457
Nuveen Flagship Connecticut Municipal Bond Fund (NAV)    $19,859
Nuveen Flagship Connecticut Municipal Bond Fund (Offer)  $19,025


Dividend History (A Shares)

[BAR CHART APPEARS HERE]

[PLOT POINTS TO COME]

Financial Section

       CONTENTS

10     Portfolio of Investments
19     Statement of Net Assets
20     Statement of Operations
21     Statement of Changes in Net Assets
22     Notes to Financial Statements
28     Financial Highlights
30     Report of Independent Public Accountants

Portfolio of Investments
Nuveen Flagship Connecticut

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
     $8,000,000     Bristol Resource Recovery Facility, Operating Committee,      7/05 at 102           A          $8,453,760
                          Solid Waste Revenue Refunding Bonds, Series 1995,
                          6.500%, 7/01/14

        325,000     Town of Canterbury, Connecticut, General Obligation           No Opt. Call          A             382,187
                          Bonds, Series 1989, 7.200%, 5/01/09

      2,800,000     State of Connecticut, General Obligation Capital              No Opt. Call        AA-           1,272,740
                          Appreciation Bonds, College Savings Plan,
                          1991 Series B, 0.000%, 12/15/11

      1,000,000     State of Connecticut, General Obligation Capital              No Opt. Call        AA-             531,020
                          Appreciation Bonds, College Savings
                          Plan, 1990 Series A, 0.000%, 5/15/09

      3,000,000     State of Connecticut, General Obligation Capital              No Opt. Call        AA-           1,400,460
                          Appreciation Bonds, College Savings
                          Plan, 1993 Series A, 0.000%, 6/15/11

      3,200,000     State of Connecticut Health and Educational Facilities         7/03 at 100        AAA           3,621,440
                          Authority, Series 1988,
                          8.000%, 7/01/18 (Pre-refunded to 7/01/03)

        100,000     State of Connecticut Health and Educational Facilities         7/98 at 102        Baa             104,485
                          Authority, St. Mary's, Series 1988, 7.600%, 7/01/03

      2,000,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AA-           2,096,660
                          Authority Revenue Bonds, Nursing Home Program Issue,
                          Series 1994, (St. Camillus Health Center
                          Project), 6.250%, 11/01/18

                    State of Connecticut Health and Educational Facilities
                    Authority Revenue Bonds, Greenwich Academy Issue,
                    Series A:
      1,000,000           5.700%, 3/01/16                                          3/06 at 101        AAA           1,005,270
      2,000,000           5.750%, 3/01/26                                          3/06 at 101        AAA           2,007,260

      1,300,000     State of Connecticut Health and Educational Facilities        No Opt. Call        AAA           1,559,441
                          Authority Revenue Bonds, Johnson Evergreen
                          Corporation Issue, Series A, (Lutheran General Parkside
                          Lodge), Series 1989, 7.375%, 7/01/19

        250,000     State of Connecticut Health and Educational Facilities         7/99 at 102        BBB+            258,220
                          Authority, Fairfield, Series F, 6.900%, 7/01/14

                    State of Connecticut Health and Educational Facilities
                    Authority Revenue Bonds, Quinnipiac College, Series D:
      1,800,000           5.625%, 7/01/03                                         No Opt. Call        BBB-          1,820,394
        500,000           6.000%, 7/01/13                                          7/03 at 102        BBB-            492,035
      8,285,000           6.000%, 7/01/23                                          7/03 at 103        BBB-          7,982,100

Nuveen Flagship Municipal Bond Fund
February 28, 1997 Annual Report

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
     $2,600,000     State of Connecticut Health and Educational Facilities         7/00 at 102        AAA          $2,831,036
                          Authority Revenue Bonds, Bristol Hospital Issue,
                          Series A, 7.000%, 7/01/20

      1,000,000     State of Connecticut Health and Educational Facilities        No Opt. Call        N/R           1,103,620
                          Authority Revenue Bonds, The Taft School Issue,
                          Series A, 7.375%, 7/01/20

        190,000     State of Connecticut Health and Educational Facilities         7/00 at 102        Baa1            199,164
                          Authority Revenue Bonds, St. Mary's Hospital Issue,
                          Series C, 7.375%, 7/01/20

      5,500,000     State of Connecticut Health and Educational Facilities        No Opt. Call        AAA           6,071,615
                          Authority Revenue Bonds, Yale - New Haven Hospital
                          Issue, Series F, 7.100%, 7/01/25

      1,750,000     State of Connecticut Health and Educational Facilities         7/00 at 102        AAA           1,895,863
                          Authority Revenue Bonds, Waterbury Hospital Issue,
                          Series B, 7.000%, 7/01/20

                    State of Connecticut Health and Educational Facilities
                    Authority Revenue Bonds, Sacred Heart University
                    Issue, Series B:
      1,500,000           5.500%, 7/01/09                                          7/03 at 102        BBB-          1,433,250
        500,000           5.700%, 7/01/16                                          7/03 at 102        BBB-            469,600
      2,200,000           5.800%, 7/01/23                                          7/03 at 102        BBB-          2,055,262

        900,000     State of Connecticut Health and Educational Facilities         7/01 at 102        AAA             969,615
                          Authority Revenue Bonds, Hospital of Saint Raphael
                          Issue, 6.625%, 7/01/14

      3,500,000     State of Connecticut Health and Educational Facilities         7/02 at 102        AAA           3,700,830
                          Authority Revenue Bonds, Middlesex Hospital Issue,
                          6.250%, 7/01/12

      2,000,000     State of Connecticut Health and Educational Facilities         7/02 at 102        AAA           2,168,020
                          Authority Revenue Bonds, Bridgeport Hospital Issue,
                          Series A, 6.625%, 7/01/18

      4,200,000     State of Connecticut Health and Educational Facilities         7/04 at 102        AAA           4,300,590
                          Authority Revenue Bonds, New Britain General
                          Hospital Issue, Series B, 6.000%, 7/01/24

      2,000,000     State of Connecticut Health and Educational Facilities         5/02 at 102        AAA           2,020,660
                          Authority Revenue Bonds, Yale-New Haven Hospital,
                          (Yale University), Series G, 5.929%, 6/10/30

      1,100,000     State of Connecticut Health and Educational Facilities         7/02 at 102        A-            1,109,306
                          Authority Revenue Bonds, Ed Backus Hospital Issue,
                          6.000%, 7/01/12

Portfolio of Investments
Nuveen Flagship Connecticut - continued

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
     $4,000,000     State of Connecticut Health and Educational Facilities         7/04 at 102        AAA          $4,181,880
                          Authority Revenue Bonds, Nursing Home Program Issue,
                          Series 1994 (Sharon Health Care Project),
                          6.125%, 7/01/24

      4,555,000     Connecticut Higher Education Supplemental Loan                11/01 at 102        A             4,893,749
                          Authority Revenue Bonds, Series A 1991,
                          7.200%, 11/15/10

                    Connecticut Higher Education Supplemental Loan Authority
                    Revenue Bonds (Family Education Loan Program), 1994  Series A:
      1,845,000           6.300%, 11/15/10                                        11/04 at 102        A1            1,909,114
      1,385,000           6.350%, 11/15/11                                        11/04 at 102        A1            1,438,212

        710,000     Connecticut Housing Finance Authority, Housing Mortgage       11/01 at 102        AA              739,728
                          Finance Program Bonds, 1991 Series A,
                          7.200%, 11/15/08

        850,000     Connecticut Housing Finance Authority, Housing Mortgage       11/02 at 102        AA              881,969
                          Finance Program Bonds, 1991 Series C,
                          6.700%, 11/15/22

      2,250,000     Connecticut Housing Finance Authority, Housing Mortgage        5/03 at 102        AA            2,300,535
                          Finance Program Bonds, 1993 Series A,
                          6.200%, 5/15/14

         25,000     Connecticut Housing Finance Authority, Housing Mortgage       11/00 at 102        AA               25,150
                          Finance Program Bonds, 1990 Series B,
                          7.550%, 11/15/08

      3,750,000     Connecticut Housing Finance Authority, Housing Mortgage        5/04 at 102        AA            3,818,325
                          Finance Program Bonds, 1994 Series A,
                          6.100%, 5/15/17

      1,265,000     Connecticut Housing Finance Authority, Housing Mortgage        5/04 at 102        AA            1,324,872
                          Finance Program Bonds, Series 1994, 6.750%, 5/15/22

      1,500,000     Connecticut Housing Finance Authority, Housing Mortgage        5/05 at 102        AA            1,529,520
                         Finance Program Bonds, 1995 Series A1,
                         6.100%, 5/01/17

      1,000,000     Connecticut Housing Finance Authority, Housing Mortgage       11/05 at 102        AA            1,016,490
                         Finance Program Bonds, 1995 Series A1,
                         6.000%, 5/15/17

      1,500,000     Connecticut Housing Finance Authority, Housing Mortgage        5/06 at 102        AA            1,526,730
                         Finance Program Bonds, 6.050%, 5/15/18

      5,000,000     Connecticut State Housing Finance Authority, Series 1996,     11/06 at 102        AA            5,053,500
                         6.150%, 11/15/27

Nuveen Flagship Municipal Bond Fund
February 28, 1997 Annual Report

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
     $2,000,000     State of Connecticut Health and Educational Facilities     7/04 at 101 1/2        AAA          $2,075,500
                         Authority Revenue Bonds, The Loomis Chaffee School
                         Issue, Series B, 6.000%, 7/01/25

      1,000,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           1,062,920
                         Authority Revenue Bonds, Nursing Home Program Issue
                         (New Horizons Village Project), Series 1994,
                         6.250%, 11/01/21

      5,000,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           5,326,250
                         Authority Revenue Bonds, Nursing Home Program Issue
                         (St. Joseph's Manor Project), Series 1994,
                         6.250%, 11/01/16

      3,695,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           3,927,489
                         Authority Revenue Bonds, Nursing Home Program Issue
                         (St. Camillus Health Center), Series 1994, 6.250%,
                         11/01/18

      3,000,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           3,188,760
                         Authority Revenue Bonds, Nursing Home Program Issue
                         (Jewish Nursing Home Program), Series 1994, 6.250%,
                         11/01/20

                    State of Connecticut Health and Educational Facilities
                    Authority Revenue Bonds, Nursing Home Program Issue
                    (Highland View), Series 1994:
      1,500,000          7.200%, 11/01/10                                         11/04 at 102        AAA           1,691,130
      4,200,000          7.500%, 11/01/16                                         11/04 at 102        AAA           4,813,578

      1,100,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           1,240,162
                         Authority Revenue Bonds, Nursing Home Program Issue
                         (Wadsworth), Series 1994, 7.200%, 11/01/10

      1,000,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           1,146,090
                         Authority Revenue Bonds, Nursing Home Program Issue
                         (Wadsworth Glen), Series 1994, 7.500%, 11/01/16

      2,000,000     State of Connecticut Health and Educational Facilities        11/04 at 102        AAA           2,246,860
                         Authority Revenue Bonds, Nursing Home Program Issue,
                         Series 1994, 7.125%, 11/01/24

      2,500,000     State of Connecticut Health and Educational Facilities         7/05 at 101        AAA           2,419,650
                         Authority Revenue Bonds, Kent School Issue,
                         Series B, 5.400%, 7/01/23

      2,240,000     State of Connecticut Health and Educational Facilities        11/05 at 102        AAA           2,148,586
                         Authority Revenue Bonds, Connecticut State University,
                         5.125%, 11/01/15

Portfolio of Investments
Nuveen Flagship Connecticut - continued

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
     $1,645,000     State of Connecticut Health and Educational Facilities         7/06 at 102        AAA          $1,583,822
                         Authority Revenue Bonds, Day Kimball Hospital Issue,
                         Series A, 5.375%, 7/01/26

                    State of Connecticut Health and Educational Facilities
                    Authority Revenue Bonds, Greenwich Hospital Issue, Series A:
      3,000,000          5.750%, 7/01/16                                           7/06 at 102        AAA           3,008,400
      1,500,000          5.800%, 7/01/26                                           7/06 at 102        AAA           1,502,955

      4,115,000     State of Connecticut Health and Educational Facilities        11/06 at 102        AA-           4,119,815
                         Authority Revenue Bonds, Nursing Home
                         Program Issue (Abbott Terrace Health Center Project),
                         Series A, 5.750%, 11/01/13

      4,365,000     State of Connecticut Health and Educational Facilities        11/06 at 102        AA-           4,569,107
                         Authority Revenue Bonds, Nursing Home
                         Program Issue (Park Fairfield Health Center), Series
                         1996, 6.250%, 11/01/21

      1,600,000     State of Connecticut Health and Educational Facilities         7/06 at 102        AAA           1,629,712
                         Authority Revenue Bonds, Trinity College Issue,
                         Series E, 5.875%, 7/01/26

      3,000,000     State of Connecticut Health and Educational Facilities         7/06 at 102        AAA           2,985,120
                         Authority Revenue Bonds, 5.700%, 7/01/25

      1,435,000     State of Connecticut Health and Educational Facilities         7/06 at 101        AAA           1,397,202
                         Authority Revenue Bonds, The Loomis Chaffee School,
                         5.500%, 7/01/26

        180,000     State of Connecticut Health and Educational Facilities         1/01 at 102        AAA             199,847
                         Authority Revenue Bonds, Capital Loan Program,
                         7.000%, 1/01/20 (Pre-refunded 1/01/01)

        320,000     State of Connecticut Health and Educational Facilities         1/01 at 102        AAA             349,206
                         Authority Revenue Bonds, Capital Loan Program,
                         7.000%, 1/01/20

                    Connecticut Resources Recovery Authority, Bridgeport
                    System Bonds:
        170,000          7.500%, 1/01/04                                           1/03 at 100        A               175,532
      3,085,000          7.625%, 1/01/09                                           1/03 at 100        A             3,187,484

      1,180,000     Connecticut Resources Recovery Authority, Wallingford     11/97 at 101 1/2        AA            1,216,674
                         Vicon Resource Recovery System, Series 1986,
                         7.125%, 11/15/08

        400,000     Connecticut Resources Recovery Authority Revenue              11/01 at 102        A               430,644
                         Bonds, Wallingford Resource Recovery Project,
                         Series 1991, 6.750%, 11/15/03

Nuveen Flagship Municipal Bond Fund
February 28, 1997 Annual Report

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
     $  500,000     Connecticut Resources Recovery Authority Revenue Bonds,       11/01 at 102        A            $  536,730
                         Wallingford Resource Recovery Project, Series 1991,
                         6.800%, 11/15/04

      5,250,000     Connecticut Resources Recovery Authority Revenue              11/02 at 102        A             5,441,730
                         Bonds, American Fuel, Series 1992,
                         6.450%, 11/15/22

      1,150,000     State of Connecticut Special Tax Obligation Bonds             No Opt. Call        AA-           1,256,490
                         Transportation Infrastructure Purposes,
                         1992 Series B, 6.125%, 9/01/12

        770,000     Connecticut Development Authority, Water Facilities            6/00 at 102        A+              827,219
                         Revenue Bonds (Bridgeport Hydraulic),
                         Series 1990, 7.250%, 6/01/20

      2,000,000     Connecticut Development Authority, Water Facilities           12/03 at 102        AAA           2,213,540
                         Revenue Refunding Bonds (The Connecticut Water
                         Company Project - 1993 Series), 6.650%, 12/15/20

      1,750,000     Connecticut Development Authority, Water Facilities            4/07 at 102        A+            1,772,453
                         Revenue Bonds, Stamford Water Company,
                         Series 1997, 6.150%, 4/01/35

      7,000,000     Connecticut Development Authority Health Care Project          9/02 at 102        A2            7,437,290
                         Refunding Bonds (Duncaster, Inc. Project - 1992 Series),
                         6.750%, 9/01/15

      2,250,000     Connecticut Development Authority, Solid Waste Disposal        7/05 at 102        AAA           2,568,038
                         Facilities Revenue Bonds (Pfizer Inc. Project - 1994 Series),
                         7.000%, 7/01/25

      1,000,000     State of Connecticut Clean Water Fund Revenue Bonds,           1/01 at 102        Aaa           1,103,140
                         1991 Series, 7.000%, 1/01/11

      1,000,000     State of Connecticut Clean Water Fund Revenue Bonds,           6/04 at 102        Aaa           1,016,000
                         1994 Series, 5.800%, 6/01/16

     11,165,000     Eastern Connecticut Resource Recovery Authority Solid          1/03 at 102        BBB+         10,385,683
                         Waste Revenue Bonds (Wheelabrator Lisbon Project),
                         Series 1993, 5.500%, 1/01/20

                    Town of Glastonbury, Connecticut, General Obligation
                    Bonds, Issue of 1988:
        200,000          7.200%, 8/15/06                                          No Opt. Call        Aa1             236,814
        200,000          7.200%, 8/15/07                                          No Opt. Call        Aa1             238,482
        200,000          7.200%, 8/15/08                                          No Opt. Call        Aa1             239,296

Portfolio of Investments
Nuveen Flagship Connecticut - continued

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
                    Town of Griswold, Connecticut, General Obligation
                    Bonds, Issue of 1989:
    $   200,000          7.500%, 4/01/02                                          No Opt. Call        AAA         $   228,662
        200,000          7.500%, 4/01/03                                          No Opt. Call        AAA             232,456
        200,000          7.500%, 4/01/04                                          No Opt. Call        AAA             235,542
        150,000          7.500%, 4/01/05                                          No Opt. Call        AAA             178,659

        340,000     Town of Middletown, Connecticut, General Obligation           No Opt. Call        AA              391,037
                         Bonds, Issue of 1990, 6.900%, 4/15/06

      1,500,000     New Britain, Connecticut, Senior Citizens Housing              1/02 at 102        AAA           1,561,515
                         Development Corporation, Mortgage Revenue
                         Refunding Bonds, Series 1992, 6.875%, 7/01/24

      3,105,000     City of New Haven, Connecticut, General Obligation             8/01 at 102        BBB           3,511,600
                         Bonds, Issue of 1991, 7.400%, 8/15/11

      1,000,000     City of New Haven, Connecticut, General Obligation            No Opt. Call        BBB           1,143,490
                         Bonds, Series 1992 A, 9.250%, 3/01/02

      1,000,000     City of New Haven, Connecticut, General Obligation             3/02 at 102        BBB           1,138,700
                         Bonds, Series 1992 A, 7.400%, 3/01/12

      1,250,000     City of New Haven, Connecticut, General Obligation             2/05 at 102        AAA           1,290,638
                         Bonds, Series 1995, 5.750%, 2/15/14

                    City of New Haven, Connecticut, Facility Revenue
                    Bonds, Easter Seal, Series 1991:
        405,000          8.500%, 4/01/01                                          No Opt. Call        N/R             423,521
        995,000          8.875%, 4/01/16                                           4/01 at 102        N/R           1,056,073

                    City of New London, Connecticut, General Obligation
                    Bonds, Series 1988:
        120,000          7.300%, 12/01/05                                         No Opt. Call        A+              141,950
        100,000          7.300%, 12/01/07                                         No Opt. Call        A+              119,873

                    Town of Old Saybrook, Connecticut, General Obligation
                    Bonds, Series 1989:
        160,000          7.400%, 5/01/08                                          No Opt. Call        A               191,205
        160,000          7.400%, 5/01/09                                          No Opt. Call        A               191,619

                    Town of Old Saybrook, Connecticut, General Obligation
                    Bonds, Series 1991:
        275,000          6.500%, 2/15/10                                          No Opt. Call        AAA             310,767
        270,000          6.500%, 2/15/11                                          No Opt. Call        AAA             305,540

        925,000     Town of Oxford, Connecticut, General Obligation Bonds,         2/00 at 102        AAA           1,001,396
                         Series 1990, 7.000%, 2/01/09

Nuveen Flagship Municipal Bond Fund
February 28, 1997 Annual Report

      Principal                                                                  Optional Call                         Market
         Amount     Description                                                   Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------
                    Town of Plainfield, Connecticut, General Obligation Bonds,
                    Series 1991:
    $   225,000          7.000%, 9/01/00                                          No Opt. Call        A           $   239,166
        100,000          7.000%, 9/01/01                                          No Opt. Call        A               107,110
        100,000          7.100%, 9/01/02                                           9/01 at 102        A               108,452
        310,000          7.100%, 9/01/03                                           9/01 at 102        A               334,936
        100,000          7.200%, 9/01/04                                           9/01 at 102        A               107,898
        335,000          7.250%, 9/01/06                                           9/01 at 102        A               371,669
        335,000          7.300%, 9/01/08                                           9/01 at 102        A               370,188
        155,000          7.300%, 9/01/10                                           9/01 at 102        A               169,965

      1,130,000     Town of Stratford, Connecticut, General Obligation Bonds,      3/01 at 102        N/R           1,263,995
                         Issue of 1992, 7.300%, 3/01/12 (Pre-refunded to 3/01/01)

      1,380,000     City of Torrington, Connecticut, General Obligation Bonds,     5/02 at 102        AAA           1,484,007
                         Series 1992, 6.400%, 5/15/02

                    City of Waterbury, Connecticut, General Obligation Bonds,
                    Series 1992:
        535,000          7.250%, 3/01/01 (Pre-refunded to 3/01/01)                 3/01 at 102        N/R             598,515
        535,000          7.250%, 3/01/02                                          No Opt. Call        BBB-            579,341
        785,000          7.300%, 3/01/05 (Pre-refunded to 3/01/01)                 3/01 at 102        N/R             879,624
        780,000          7.400%, 3/01/06 (Pre-refunded to 3/01/01)                 3/01 at 102        N/R             876,853

                    Town of Winchester, Connecticut, General Obligation Bonds,
                    Series 1990:
        140,000          6.750%, 4/15/06                                          No Opt. Call        A1              159,814
        140,000          6.750%, 4/15/07                                          No Opt. Call        A1              160,901
        140,000          6.750%, 4/15/08                                          No Opt. Call        A1              161,291
        140,000          6.750%, 4/15/09                                          No Opt. Call        A1              161,451
        140,000          6.750%, 4/15/10                                          No Opt. Call        A1              161,392

        725,000     Town of Woodstock, Connecticut, Special Obligation Bonds,      3/00 at 103        AAA             790,423
                         Series 1990, 6.900%, 3/01/06

      2,000,000     Puerto Rico Highway and Transportation Authority,          7/06 at 101 1/2        A             1,919,780
                         5.500%, 7/01/26

      3,475,000     Puerto Rico Infrastructure, 7.750%, 7/01/08                    7/98 at 102        BBB+          3,702,820
-----------------------------------------------------------------------------------------------------------------------------
   $209,860,000     Total Investments - (cost $203,024,955) - 99.2%                                               215,234,911
-----------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 0.8%                                                            1,825,817
                    ---------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                            $217,060,728
                    ---------------------------------------------------------------------------------------------------------

Portfolio of Investments
Nuveen Flagship Connecticut - continued


     Summary of Ratings** - Portfolio of Investments
               Standard                            Number of     Market     Market
               & Poor's                Moody's     Securities     Value    Percent
     ------------------------------------------------------------------------------
                    AAA                    Aaa         48     $ 94,797,082     44%
           AA+, AA, AA-      Aa1, Aa, Aa2, Aa3         22       35,785,414     17
                     A+                     A1         11        7,013,670      3
                  A, A-              A, A2, A3         21       36,160,400     17
        BBB+, BBB, BBB-  Baa1, Baa, Baa2, Baa3         15       35,276,144     16
              Non-rated              Non-rated          7        6,202,201      3
     ------------------------------------------------------------------------------
     Total                                            124     $215,234,911    100%
     ------------------------------------------------------------------------------

     * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

    N/R - Investment is not rated.

See accompanying notes to financial statements.

Statement of Net Assets              Nuveen Flagship Municipal Bond Fund
February 28, 1997                        February 28, 1997 Annual Report

                                      Nuveen Flagship
                                          Connecticut
-----------------------------------------------------
ASSETS
Investments in municipal securities,
 at market value (note 1)               $215,234,911
Receivables:
 Interest                                  3,346,992
 Shares sold                                  27,307
 Investments sold                            969,082
Other assets                                  15,359
-----------------------------------------------------
  Total assets                           219,593,651
-----------------------------------------------------
LIABILITIES
Cash overdraft                             1,336,039
Payable for shares redeemed                   76,543
Accrued expenses:
 Management fees (note 6)                     58,237
 Other                                        98,655
Dividends payable                            963,449
-----------------------------------------------------
  Total liabilities                        2,532,923
-----------------------------------------------------
Net assets (note 7)                     $217,060,728
-----------------------------------------------------
CLASS A SHARES (NOTE 1)
Net assets                              $209,872,528
Shares outstanding                        19,973,357
Net asset value and redemption
 price per share                        $      10.51
Offering price per share (net asset
 value per share plus
 maximum sales charge of 4.20%
 of offering price)                     $      10.97
-----------------------------------------------------
CLASS B SHARES (NOTE 1)
Net assets                              $    101,625
Shares outstanding                             9,669
Net asset value, offering and
 redemption price per share             $      10.51
-----------------------------------------------------
CLASS C SHARES (NOTE 1)
Net assets                              $  7,086,525
Shares outstanding                           675,343
Net asset value, offering and
 redemption price per share             $      10.49
-----------------------------------------------------
CLASS R SHARES (NOTE 1)
Net assets                              $         50
Shares outstanding                                 5
Net asset value, offering and
 redemption price per share             $      10.51
-----------------------------------------------------

          See accompanying notes to financial statements.

Statement of Operations
Nine months ended February 28, 1997

                                                 Nuveen Flagship
                                                     Connecticut
----------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                  $ 9,919,446

EXPENSES
 Management fees (note 6)                                807,840
 12b-1 service fees D Class A (notes 1 and 6)            586,511
 12b-1 distribution and service fees D Class B
  (notes 1 and 6)                                             16
 12b-1 distribution and service fees D Class C
  (notes 1 and 6)                                         49,392
 Shareholders' servicing agent fees and expenses          93,300
 Custodian's fees and expenses                            72,290
 Trustees' fees and expenses (note 6)                      4,021
 Professional fees                                        16,380
 Shareholders' reports - printing and mailing expenses    12,135
 Federal and state registration fees                       6,830
 Other expenses                                            5,988
----------------------------------------------------------------
  Total expenses before expense reimbursement          1,654,703
 Expense reimbursement from investment adviser
  (note 6)                                              (367,429)
----------------------------------------------------------------
Net expenses                                           1,287,274
----------------------------------------------------------------
Net investment income                                  8,632,172
----------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
Net realized gain from investment transactions
 (notes 1 and 4)                                         576,956
Net change in unrealized appreciation or
 depreciation of investments                           5,149,171
----------------------------------------------------------------
Net gain from investments                              5,726,127
----------------------------------------------------------------
Net increase in net assets from operations           $14,358,299
----------------------------------------------------------------

20
          See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS   Nuveen Flagship Municipal Bond Fund
                                         February 28, 1997 Annual Report

                                      Nuveen Flagship            Flagship
                                          Connecticut*        Connecticut
                            ---------------------------------------------
                            Nine months ended 2/28/97  Year ended 5/31/96
-------------------------------------------------------------------------
OPERATIONS
Net investment income                      $8,632,172         $11,632,542
Net realized gain from investment
  transactions (notes 1 and 4)                576,956             951,483
Net change in unrealized appreciation
  or depreciation of investments            5,149,171          (3,913,226)
-------------------------------------------------------------------------
Net increase in net assets from
  operations                               14,358,299           8,670,799
-------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                  (8,367,067)        (11,371,201)
  Class B                                         (76)                N/A
  Class C                                    (258,509)           (327,137)
  Class R                                          --                 N/A
-------------------------------------------------------------------------
Decrease in net assets from distributions
to shareholders                            (8,625,652)        (11,698,338)
-------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares           13,422,621          17,698,654
Net proceeds from shares issued to
  shareholders due to reinvestment of
  distributions                             4,748,942           6,666,728
-------------------------------------------------------------------------
                                           18,171,563          24,365,382
-------------------------------------------------------------------------
Cost of shares redeemed                   (16,305,341)        (20,622,363)
-------------------------------------------------------------------------
Net increase in net assets
 from Fund share transactions               1,866,222           3,743,019
-------------------------------------------------------------------------
Net increase in net assets                  7,598,869             715,480
Net assets at the beginning of period     209,461,859         208,746,379
-------------------------------------------------------------------------
Net assets at the end of period          $217,060,728        $209,461,859
-------------------------------------------------------------------------
Balance of undistributed net investment
income at end of period                  $      6,520        $         --
-------------------------------------------------------------------------

*     Information represents eight months of Flagship
      Connecticut and one month of Nuveen Flagship Connecticut
      (see note 1 of the Notes to Financial Statements).
N/A - Flagship Connecticut was not authorized to issue
      Class B and Class R Shares (see note 1 of the Notes to
      Financial Statements).

21
          See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Connecticut
Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, the Flagship
Connecticut Double Tax-Exempt Fund ("Flagship Connecticut") was reorganized into the Trust and renamed Nuveen Flagship Connecticut Municipal Bond Fund. Flagship Connecticut had a May 31 fiscal year end prior to being reorganized into the Trust and now has a February 28 fiscal year end.

The Fund seeks to provide high double tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds whose income is exempt from regular federal and state income taxes.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved and supervised by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its purchase commitments. At February 28, 1997, there were no such purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

                                     Nuveen Flagship Municipal Bond Fund
                                         February 28, 1997 Annual Report

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Connecticut was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over- distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investments transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Connecticut state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the period ended February 28, 1997, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program

The Fund offers Class A, Class B, Class C and Class R Shares. Class A Shares incur a sales charge on purchases and an annual 12b-1 service fee. Class B Shares, which were first offered for sale on February 1, 1997, are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") up to 5% depending on the length of time the shares are held (CDSC declines to 0% at the end of six years). Class C Shares are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares, which were first offered for sale on February 1, 1997, are not subject to any sales charge on purchases or 12b- 1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar charac-

NOTES TO FINANCIAL STATEMENTS

teristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period ended February 28, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES

Transactions in Fund shares were as follows:

                        Nuveen Flagship            Flagship
                         Connecticut*             Connecticut
                     ----------------------------------------------
                      Nine months ended            Year ended
                           2/28/97                   5/31/96
                     ----------------------------------------------
                     Shares        Amount      Shares        Amount
-------------------------------------------------------------------
Shares sold:

 Class A          1,140,128  $ 11,872,759   1,453,108  $ 15,066,282
 Class B              9,669       102,050         N/A           N/A
 Class C            139,474     1,447,762     253,267     2,632,372
 Class R                  5            50         N/A           N/A

Shares issued to shareholders due to
 reinvestment of distributions:

 Class A            442,768     4,597,336     624,317     6,491,833
 Class B                  -             -         N/A           N/A
 Class C             14,628       151,60      616,838       174,895
 Class R                  -            -          N/A           N/A
-------------------------------------------------------------------
                  1,746,672    18,171,563   2,346,530    24,365,382
-------------------------------------------------------------------
Shares redeemed:

 Class A         (1,378,317)  (14,350,628) (1,889,024)  (19,630,307)
 Class B                  -             -         N/A           N/A
 Class C           (187,749)   (1,954,713)    (95,257)     (992,056)
 Class R                  -             -         N/A           N/A
-------------------------------------------------------------------
                 (1,566,066)  (16,305,341) (1,984,281)  (20,622,363)
-------------------------------------------------------------------
Net increase        180,606  $  1,866,222     362,249  $  3,743,019
-------------------------------------------------------------------

*     Information represents 8 months of Flagship
      Connecticut and 1 month of Nuveen Flagship Connecticut
      (see note1).
N/A - Flagship Connecticut was not authorized to issue
      Class B Shares and Class R Shares (see note 1).

                                     Nuveen Flagship Municipal Bond Fund
                                         February 28, 1997 Annual Report

3. DISTRIBUTIONS TO SHAREHOLDERS

On March 7, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on April 1, 1997, to shareholders of record on March 7, 1997, as follows:

                                              Connecticut
---------------------------------------------------------
Dividend per share:
 Class A                                         $ .0465
 Class B                                           .0400
 Class C                                           .0418
 Class R                                           .0482
---------------------------------------------------------

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities for the nine months (8 months of Flagship Connecticut and 1 month of Nuveen Flagship Connecticut D see note 1) ended February 28, 1997, aggregated $44,342,792 and $42,098,112, respectively.

At February 28, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund. The Fund had unused capital loss carryforwards of $1,022,275 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire on February 28, 2003.

5. UNREALIZED APPRECIATION (DEPRECIATION)

At February 28, 1997, net unrealized appreciation aggregated
$12,209,956, of which $12,363,825 related to appreciated securities and $153,869 related to depreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

AVERAGE DAILY NET ASSET VALUE                   MANAGEMENT FEE
--------------------------------------------------------------
For the first $125 million                         .5500 of 1%
For the next $125 million                          .5375 of 1
For the next $250 million                          .5250 of 1
For the next $500 million                          .5125 of 1
For the next $1 billion                            .5000 of 1
For net assets over $2 billion                     .4750 of 1
--------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

During the nine months ended February 28,1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected sales charges of approximately $126,700 on Class A share purchases, of which approximately $109,100 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period February 10, 1997, to February 28, 1997, for Class B shares and during the nine months ended February 28, 1997, for Class C shares, the Distributor and its predecessor compensated authorized dealers directly with approximately $19,300 in commission advances at the time of share purchase. Class B and Class C shares purchased are subject to a CDSC if the shares are redeemed within a specified period of purchase. During the nine months ended Feburary 29, 1997, the Distributor and its predecessor collected and retained approximately $1,000 in such CDSC to compensate for commissions advanced to authorized dealers. Additionally, all 12b-1 service fees collected on Class B shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B shares, and all 12b-1 service and distribution fees on Class C shares during the first year following a purchase are retained by the Distributor to compensate for commissions advanced to authorized dealers. During the nine months ended February 28, 1997, the Distributor and its predecessor retained approximately $21,800 in such 12b-1 service and distribution fees on Class B and C shares.

7. COMPOSITION OF NET ASSETS

                                                  Nuveen Flagship
                                                      Connecticut
-----------------------------------------------------------------
Capital paid-in                                      $205,882,960
Balance of undistributed net investment income              6,520
Accumulated net realized gain (loss) from investment
transactions                                           (1,038,708)
Net unrealized appreciation of investments             12,209,956
-----------------------------------------------------------------
 Net assets                                          $217,060,728
-----------------------------------------------------------------

                                     Nuveen Flagship Municipal Bond Fund
                                         February 28, 1997 Annual Report

8. INVESTMENT COMPOSITION

The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. The revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                      Nuveen Flagship
                                          Connecticut
-----------------------------------------------------
Revenue Bonds:
 Health Care Facilities                         34%
 Educational Facilities                          18
 Housing Facilities                               9
 Pollution Control                                3
  Other                                          18
General Obligation Bonds                         10
Escrowed Bonds                                    8
-----------------------------------------------------
                                                100%
-----------------------------------------------------

At February 28, 1997, 47% of the long-term and intermediate-term investments owned by the Fund are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:


                        Operating Performance        Less Distributions
                        ---------------------        ------------------



                                           Net
                     Net              realized and  Distributions                   Net       Total
                    asset              unrealized     from tax-                    asset      return
                    value       Net    gain (loss)    exempt net   Distributions   value      on net
Nuveen Flagship   beginning investment    from        investment   from capital    end of     asset
Connecticut       of period income(++) investments      income        gains        period     value(+)
--------------------------------------------------------------------------------------------------------
Class A
Nine months ended
2/28/97            $10.230    $.421      $ .279        $(.420)     $   --         $10.510      6.96%
Year ended 5/31,
 1996               10.380     .570       (.140)        (.580)         --          10.230      4.18
 1995               10.170     .580        .220         (.590)         --          10.380      8.21
 1994               10.660     .590       (.390)        (.600)      (.090)         10.170      1.70
 1993               10.050     .610        .610         (.610)         --          10.660     12.48
 1992                9.840     .630        .210         (.630)         --          10.050      8.81
 1991                9.640     .630        .200         (.630)         --           9.840      8.97
 1990                9.780     .630       (.130)        (.630)      (.010)          9.640      5.34
 1989                9.250     .630        .550         (.640)      (.010)          9.780     13.36
7/13/87 to 5/31/88   9.580     .540       (.310)        (.560)         --           9.250      3.09
Class B
2/10/97 to 2/28/97  10.530     .037       (.017)        (.040)         --          10.510       .19
Class C
Nine months ended
2/28/97             10.220     .378        .269         (.377)         --          10.490      6.43
Year ended 5/31,
 1996               10.360     .520       (.140)        (.520)         --          10.220      3.71
 1995               10.160     .530        .200         (.530)         --          10.360      7.53
10/4/93 to 5/11/94  11.060     .330       (.840)        (.330)      (.060)         10.160     (6.48)
Class R
2/24/97 to 2/28/97  10.550     .013       (.053)           --          --          10.510      (.38)

*  Annualized.

** Nuveen Flagship Connecticut information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship Connecticut.

+ Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. The total returns shown for Class A Shares do not include the effect of applicable sales charge on purchases. The total returns shown for Class B and Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any sales charge on purchases or contingent deferred sales charges.

++ Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser (see note 6 of the Notes to Financial Statements).


                                     Nuveen Flagship Municipal Bond Fund
                                         February 28, 1997 Annual Report


                                                        Ratios/Supplemental Data
                         -----------------------------------------------------------------------------
                                                        Ratio                     Ratio
                                                        of net                   of net
                                          Ratio of    investment    Ratio of   investment
                                          expenses     income to    expenses   income to
                                         to average     average    to average   average
                                         net assets   net assets   net assets  net assets
                           Net assets      before       before        after       after     Portfolio
                          end of period   reimburse-  reimburse-   reimburse-  reimburse-   turnover
                         (in thousands)      ment        ment         ment        ment        rate
                         -----------------------------------------------------------------------------
Class A
Nine months ended
2/28/97                     $ 209,873        1.02%*      5.18%*       .79%*      5.41%*        20%
Year ended 5/31,
 1996                         202,219        1.03        5.23         .74        5.52          24
 1995                         203,210        1.03        5.54         .73        5.84          25
 1994                         202,607        1.03        5.14         .65        5.52          30
 1993                         184,743        1.04        5.50         .66        5.88          19
 1992                         141,215        1.05        5.90         .65        6.30          18
 1991                         103,552        1.07        6.09         .67        6.49          19
 1990                          73,046        1.07        6.08         .60        6.55          31
 1989                          48,990        1.17        6.15         .70        6.62          33
7/13/87 to 5/31/88             25,609         .61*       6.47*        .54*       6.54*         71
Class B
2/10/97 to 2/28/97                102        1.59*       6.61*       1.12*       7.08*         20
Class C
Nine months ended
2/28/97                         7,087        1.57*       4.65*       1.34*       4.88*         20
Year ended 5/31,
 1996                           7,243        1.58        4.67        1.29        4.96          24
 1995                           5,536        1.58        4.97        1.28        5.27          25
10/4/93 to 5/11/94              4,360        1.77*       4.22*       1.22*       4.77*         30
Class R
2/24/97 to 2/28/97                 --          --       10.97*         --       10.97*         20


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP MULTISTATE TRUST II:

We have audited the accompanying statement of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship Connecticut Municipal Bond Fund) (a Massachusetts business trust), including the portfolio of investments, as of February 28, 1997, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. The financial statements and financial highlights for the years ended May 31, 1996, and prior were audited by other auditors whose report dated July 3, 1996, expressed an unqualified opinion on those financial statements and financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the fund constituting the Nuveen Flagship Multistate Trust II, as of February 28, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP
Chicago, Illinois
April 11, 1997

Nuveen Flagship Municipal Bond Fund              Shareholder Meeting Report
February 28, 1997 Annual Report                  Connecticut


                                               A SHARES  C SHARES
-----------------------------------------------------------------
ELECTION OF THE FUND'S
BOARD OF DIRECTORS
-----------------------------------------------------------------
 (A)  Bremner              For               14,760,862   502,501
                           Withhold             509,067    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (B)  Brown                For               14,760,244   502,501
                           Withhold             509,685    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (C)  Dean                 For               14,760,244   502,501
                           Withhold             509,685    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (D)  Impellizzeri         For               14,760,244   502,501
                           Withhold             509,685    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (E)  Rosenheim            For               14,760,244   502,501
                           Withhold             509,685    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (F)  Sawers               For               14,760,862   502,501
                           Withhold             509,067    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (G)  Schneider            For               14,760,244   502,501
                           Withhold             509,685    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
 (H)  Schwertfeger         For               14,760,244   502,501
                           Withhold             509,685    51,847
                           --------------------------------------
                           Total             15,269,929   554,348
-----------------------------------------------------------------
ADVISORY AGREEMENT         For               14,261,633   421,506
                           Against              350,786    31,898
                           Abstain              330,879        --
                           --------------------------------------
                           Total             14,943,298   453,404
-----------------------------------------------------------------
                           Broker Non Votes     326,631   100,944
-----------------------------------------------------------------
REORGANIZATION             For               10,555,248   314,856
                           Against              281,409    12,089
                           Abstain              270,720       978
                           --------------------------------------
                           Total             11,107,377   327,923
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   226,425
                           --------------------------------------

                                                 Shareholder Meeting Report
                                                 Connecticut - continued


                                               A SHARES    C SHARES
-------------------------------------------------------------------
INVESTMENT OBJECTIVE       For                10,327,901    318,667
                           Against               747,480      9,256
                           Abstain                31,996        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
-------------------------------------------------------------------
INVESTMENT ASSETS          For                10,182,362    318,667
                           Against               893,019      9,256
                           Abstain                31,996        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
-------------------------------------------------------------------
TYPE OF SECURITIES         For                10,342,616    318,667
                           Against               732,765      9,256
                           Abstain                31,996        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
-------------------------------------------------------------------
BORROWING                  For                10,148,203    318,667
                           Against               927,911      9,256
                           Abstain                31,263        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
-------------------------------------------------------------------
PLEDGES                    For                10,339,661    318,667
                           Against               736,683      9,256
                           Abstain                31,033        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
-------------------------------------------------------------------
SENIOR SECURITIES          For                10,340,011    318,667
                           Against               735,370      9,256
                           Abstain                31,996        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
-------------------------------------------------------------------
UNDERWRITING               For                10,346,058    318,667
                           Against               729,323      9,256
                           Abstain                31,996        978
                           ----------------------------------------
                           Total              11,107,377    328,901
-------------------------------------------------------------------
                           Broker Non Votes    4,162,552    225,447
                           ----------------------------------------

                                   Nuveen Flagship Municipal Bond Fund
                                       February 28, 1997 Annual Report

                                               A SHARES  C SHARES
-----------------------------------------------------------------

REAL ESTATE                For               10,316,309   318,667
                           Against              754,104     9,256
                           Abstain               36,964       978
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
-----------------------------------------------------------------
COMMODITIES                For               10,145,044   318,667
                           Against              927,479     9,256
                           Abstain               34,854       978
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
-----------------------------------------------------------------
LOANS                      For               10,312,421   318,667
                           Against              760,102     9,256
                           Abstain               34,854       978
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
-----------------------------------------------------------------
SHORT SALES/ MARGIN
PURCHASES                  For               10,298,827   318,667
                           Against              770,481     9,256
                           Abstain               38,069       978
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
-----------------------------------------------------------------
PUT AND CALL OPTIONS       For               10,299,593   318,667
                           Against              766,645     9,256
                           Abstain               41,139       978
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
-----------------------------------------------------------------
INDUSTRY CONCENTRATION     For               10,335,308   319,645
                           Against              736,858     9,256
                           Abstain               35,211        --
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
-----------------------------------------------------------------
AFFILIATE PURCHASES        For               10,315,335   319,619
                           Against              755,871     8,304
                           Abstain               36,171       978
                           --------------------------------------
                           Total             11,107,377   328,901
-----------------------------------------------------------------
                           Broker Non Votes   4,162,552   225,447
                           --------------------------------------

                                                 Shareholder Meeting Report
                                                 Connecticut - continued



                                               A SHARES   C SHARES
------------------------------------------------------------------
INVESTMENT COMPANIES       For                10,331,161   319,619
                           Against               743,636     8,304
                           Abstain                36,171       978
                           ---------------------------------------
                           Total              11,110,968   328,901
------------------------------------------------------------------
                           Broker Non Votes    4,158,961   225,447
------------------------------------------------------------------
DIV VS. NON-DIV            For                10,112,106   311,756
                           Against               656,662     9,490
                           Abstain               342,200     6,677
                           ---------------------------------------
                           Total              11,110,968   327,923
------------------------------------------------------------------
                           Broker Non Votes    4,158,961   226,425
------------------------------------------------------------------
12B-1 FEES                 For                14,006,396   432,274
                           Against               496,947    15,269
                           Abstain               439,947     5,861
                           ---------------------------------------
                           Total              14,943,297   453,404
------------------------------------------------------------------
                           Broker Non Votes      326,632   100,944
------------------------------------------------------------------

Nuveen Flagship Municipal Bond Fund
February 28, 1997 Annual Report                  Shareholder Information


NUVEEN FAMILY OF MUTUAL FUNDS

Nuveen offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

GROWTH AND INCOME FUNDS

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS(1)

STATE FUNDS

Alabama          Michigan
Arizona          Missouri
California(2)    New Jersey(3)
Colorado         New Mexico
Connecticut      New York2
Florida(3)       North Carolina
Georgia          Ohio
Kansas           Pennsylvania
Kentucky(4)      South Carolina
Louisiana        Tennessee
Maryland         Virginia
Massachusetts(2) Wisconsin

1. Long-term, insured long-term, intermediate-term and limited-term portfolios.
2. Long-term and insured long-term portfolios.
3. Long-term and intermediate-term portfolios.
4. Long-term and limited-term portfolios.



To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 225-8530.

FUND INFORMATION


BOARD OF DIRECTORS

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Margaret K. Rosenheim
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger

FUND MANAGER

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606




CUSTODIAN

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND DIVIDEND DISBURSING AGENT

Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, Massachusetts 02266-8509
(800) 225-8530

LEGAL COUNSEL

Fried, Frank, Harris, Shriver
     & Jacobson
Washington, D.C.

PUBLIC ACCOUNTANTS

Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.



NUVEEN
John Nuveen & Co. Incorporated 333 West Wacker Drive Chicago, IL  60606-1286






Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products - including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 414-7447 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


                                                               VAN-CT-2.97

[NUVEEN LOGO]
Municipal
Bond Funds



January 31, 1997 and February 28, 1997



    Annual Report



Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO OF COUPLE SKIING APPEARS HERE]

New Jersey

Contents


 2  Dear Shareholder

 4  Answering Your Questions

 6  New Jersey Overview

 7  New Jersey Intermediate Overview

 9  Financial Section

47  Shareholder Meeting Report

51  Shareholder Information

52  Fund Information

                               Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


It is a pleasure to report to you on the performance of your funds and to welcome new investors to the Nuveen family of investments. Each of the funds in this report continued to achieve its goal of delivering attractive tax-free income from portfolios of quality municipal bonds, helping you to keep more of what you've earned.

Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing fund investment results and our service to you. We also have broadened our family of municipal bond funds to better meet your needs for attractive current income free from federal and, in some cases, state taxes. One of these key strategic steps was acquiring Flagship Resources Inc., a respected manager of municipal bond mutual funds, based in Dayton, Ohio. This added 19 municipal mutual funds to the Nuveen family, giving investors an expanded array of investment solutions for their personal portfolios. As we increased our product offerings, we also broadened the pricing options you have to purchase shares. We believe that all of this offers you even greater access to the municipal market plus additional expertise, resources, and services to serve you better.

In January, the Nuveen New Jersey Tax-Free Value Fund merged with the Flagship New Jersey Double Tax Exempt Fund to reduce operating expenses and to benefit shareholders. The combined fund's fiscal year end will now be February 28. The Nuveen Flagship Intermediate Municipal Bond Fund, a former Flagship fund, will continue forward, though its



TIMOTHY R. SCHWERTFEGER

"Nuveen will continue to create new investments to help investors keep more of what they have earned."


year end will change to February 28. The next report for the New Jersey funds will be the semi-annual report dated August 31, 1997.

Nuveen also has created new equity-based investments to help investors keep more of what they have earned. In November we launched the Nuveen Growth and Income Stock Fund, a fund that seeks to provide prudent investors superior equity market performance with equal or less risk than the overall stock market. This month we introduced two new balanced mutual funds, each designed to give investors the combination of performance potential and income protection that comes from a carefully assembled balance of stocks and bonds.

We at Nuveen pride ourselves on providing attractive tax-free income with modest risk to more than 1.3 million shareholders. In conversations with investors, many of you have told me how important tax-free income is to maintaining a lifestyle that you have worked so hard to build. I appreciate the trust you have placed in us.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

March 17, 1997

Answering Your Questions

Tom Spalding, head of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.


[PHOTO OF TOM SPALDING APPEARS HERE]
TOM SPALDING


What key economic factors affected
these funds during the past year?

In 1996, the bond market -- despite some fluctuations -- was relatively stable compared with recent years. Following a strong start to the year, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets with alternating enthusiasm and uncertainty. In the third quarter of 1996, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period.

Throughout the year, euphoria in the equity market focused investors' attention on stocks and brought record amounts of new money into equity-based mutual funds, bypassing the bond market. Some investors, concerned about a possible correction in the stock market, decided to take their profits, but adopted a wait-and-see attitude about investing capital gains, electing to go with short-term vehicles until a clearer picture of market trends emerged. These events affected demand for bond issues of all types in 1996.

What impact did interest rates have on performance?

Even with relative stability in 1996, interest rates continued to play a role in bond market performance. The Federal Reserve altered interest rates only once in 1996, with a 0.25% increase in January, but anticipation of further moves kept the markets restless the remainder of the year. This concern about potential changes in monetary policy continues into 1997, contributing to higher long-term interest rates.

"A look at the current economy shows a positive tone, reflecting a combination of factors that historically bode well for the bond market, especially for long-term issues."

How has the municipal market

performed during the past year?
The municipal market has not been as volatile as the Treasury market. The easing of the flat tax concerns in 1996 benefited municipals at a time when bond prices were otherwise suffering generally. Property and casualty companies were large buyers of municipals after Steven Forbes' withdrawal from the presidential primary race last year. Retail buyers came back into the municipal bond market in the fourth quarter, and institutional investors continue to be strong buyers. All of this helps to support municipal bond prices.

What is your approach to managing the funds?

We seek income consistent with preservation of capital. To accomplish this, we follow a value investing strategy that depends on obtaining detailed insights into the outlook for individual issuers and the characteristics of specific bonds -- assessments that are not yet recognized by the market as a whole. We target bonds that may be upgraded, a strategy that results in a higher level of quality and safety in the portfolios, as well as potential appreciation in asset value.

What is your outlook for the bond market in the next year?

A look at the current economy shows a positive tone, reflecting a combination of factors that historically bode well for the bond market, especially for long-term issues. Yields remain attractive, as inflation maintains the same modest pace that it has demonstrated over the past six years, giving every indication of being well under control. At the same time, economic expansion continues to be slow and steady, as evidenced by a lack of price pressure at the consumer and producer levels, strong consumer confidence, low unemployment figures, and a stable money supply.

Nuveen New Jersey Tax-Free Value Fund
January 31, 1997 Annual Report *



New Jersey Overview
A Shares



Highlights
-----------------------------------
Net Assets              $17,071,934
Net Asset Value              $10.22
Average Maturity              16.98
-----------------------------------

Total Return at NAV
-----------------------------------
1-Year                         3.31%
Since Inception                6.51%
-----------------------------------

Tax-Free Yields at Offer Price
-----------------------------------
SEC Yield                      4.61%
Distribution Yield             4.72%
-----------------------------------



* All information as of January 31, 1997, except for the Index Comparison chart, which shows the growth of a $10,000 investment in the Nuveen Flagship New Jersey Municipal Bond Fund from the funds inception through February 28, 1997.

** The Index Comparison shows change in value of a $10,000 investment in the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares at the time (4.50%) and all ongoing fund expenses.

   During the fiscal year, the fund's average annual total return on NAV for R Shares was 3.55%, and since their inception in February 1992 was 7.13%. For more information on share class total returns, turn to the Financial Highlights beginning on page 41.

[PIE CHART APPEARS HERE]


[PIE CHART APPEARS HERE]


[GRAPH APPEARS HERE]


[BAR CHART APPEARS HERE]

Nuveen Flagship New Jersey
Intermediate Municipal Bond Fund
February 28, 1997 Annual Report


New Jersey Intermediate Overview
A Shares

Fund Highlights
-----------------------------------------------
Net Assets                           $7,010,918
Net Asset Value                          $10.30
Average Maturity                           7.47
-----------------------------------------------

Total Return at NAV
-----------------------------------------------
1-Year                                     3.56%
Since Inception                            6.49%
-----------------------------------------------

Tax-Free Yields at Offer Price
-----------------------------------------------
SEC Yield                                  4.33%
Distribution Yield                         4.76%
-----------------------------------------------



* The Index Comparison shows change in value of a $10,000 investment in the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares at the time (3.00%) and all ongoing fund expenses.

[PIE CHART APPEARS HERE]


[PIE CHART APPEARS HERE]


[GRAPH APPEARS HERE]


[BAR CHART APPEARS HERE]

                               Financial Section


    Contents

10  Portfolio of Investments

27  Statement of Net Assets

28  Statement of Operations

29  Statement of Changes in Net Assets

31  Notes to Financial Statements

41  Financial Highlights


                Portfolio of Investments
                Nuveen New Jersey
                January 31, 1997
  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$ 1,415,000     The Delaware River and Bay Authority, Revenue Bonds                    1/04 at 102            Aaa    $ 1,295,532
                  Series 1993, 5.000%, 1/01/17

  1,000,000     New Jersey Economic Development Authority,                             4/97 at 102             A3      1,021,210
                  Gas Facilities Revenue Bonds, 1991 Series A
                  (Elizabethtown Gas Company Project), 6.750%, 10/01/21
                  (Alternative Minimum Tax)

    200,000     New Jersey Economic Development Authority, Lease Rental                 3/02 at 102           Aaa        223,158
                  Bonds, 1992 Series (Liberty State Park Project), 6.800%
                  3/15/22 (Pre-refunded to 3/15/02)

  1,000,000     New Jersey Economic Development Authority, Economic                   No Opt. Call            N/R      1,168,500
                  Development Bonds (Yeshiva K'Tana of Passaic -- 1992
                  Project), 8.000%, 9/15/18

  2,965,000     New Jersey Economic Development Authority, Economic                   No Opt. Call            N/R      3,107,231
                  Development Bonds (Bridgewater Resources, Inc.
                  Project) 1994 Series A, 8.375%, 11/01/04
                  (Alternative Minimum Tax)

    250,000     New Jersey Economic Development Authority, Solid Waste                 4/02 at 102            Aa1        268,300
                  Disposal Facility Revenue Bonds (Garden State Paper
                  Company, Inc. Project), Series 1992, 7.125%, 4/01/22
                  (Alternative Minimum Tax)

  1,215,000     New Jersey Economic Development Authority, Economic                   12/03 at 102            Aa3      1,226,166
                  Growth Bond, Composite Issue -- 1992 Second Series H,
                  5.300%, 12/01/07 (Alternative Minimum Tax)

    650,000     New Jersey Economic Development Authority, Market                      7/04 at 102            Aaa        674,707
                  Transition Facility Senior Lien Revenue Bonds,
                  Series 1994A, 5.875%, 7/01/11

    975,000     New Jersey Educational Facilities Authority, Trenton                   7/97 at 100             A+        976,892
                  State College Issue, Revenue Bonds, Series 1976 D,
                  6.750%, 7/01/08

    835,000     New Jersey Educational Facilities Authority, Princeton                 7/04 at 100            Aaa        867,198
                  University Revenue Bonds, 1994 Series A,
                  5.875%, 7/01/11

  1,930,000     New Jersey Health Care Facilities Financing Authority,                No Opt. Call            Aaa      2,272,729
                  Revenue Bonds, Hackensack Hospital Issue Series A,
                  8.750%, 7/01/09

  2,065,000     New Jersey Health Care Facilities Financing Authority,                 7/01 at 102             A1      2,324,323
                  Revenue Bonds, Series 1990-E (Kennedy Memorial
                  Hospital), 8.375%, 7/01/10


                                                                                                     Nuveen Municipal Bond Funds
                                                                                                                   Annual Report


  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$   700,000     New Jersey Health Care Facilities Financing Authority                  7/00 at 102           Aaa     $   761,138
                  Revenue Bonds, Community Medical Center/Kensington
                  Manor Care Center Issue, Series E, 7.000%, 7/01/20

    480,000     New Jersey Health Care Facilities Financing Authority                  7/98 at 102             A         508,411
                  Revenue Bonds, Community Memorial Hospital
                  Association Issue, Series C, 8.000%, 7/01/14

  3,000,000     New Jersey Health Care Facilities Financing Authority                  7/99 at 102            A-       3,188,940
                  Revenue Bonds, Newton Memorial Hospital Issue,
                  Series A, 7.500%, 7/01/19

    400,000     New Jersey Health Care Facilities Financing Authority                  7/02 at 102             A         433,048
                  Refunding Revenue Bonds, Atlantic City Medical Center
                  Issue, Series C, 6.800%, 7/01/05

    800,000     New Jersey Health Care Facilities Financing Authority                  7/02 at 102           Ba1         827,152
                  Revenue Bonds, Palisades Medical Center, Obligated
                  Group Issue, Series 1992, 7.500%, 7/01/06

  1,750,000     New Jersey Housing Finance Agency, Special Pledge                     11/97 at 103            A1       1,810,148
                  Revenue Obligations, 1975 Series One, 9.000%, 11/10/18

  1,500,000     New Jersey Housing Mortgage Finance Agency,                            5/06 at 102           Aaa       1,529,040
                  Multifamily Housing Revenue Bonds, 1996 Series A,
                  6.200%, 11/01/18 (Alternative Minimum Tax)

  2,000,000     New Jersey Housing and Mortgage Finance Agency,                        5/05 at 102           Aaa       2,039,660
                  Multifamily Housing Revenue Bonds, 1995 Series A,
                  6.00%m 11/01/14

    700,000     New Jersey Housing and Mortgage Finance Agency,                        5/02 at 102            A+         752,605
                  Housing Revenue Bonds, 1992 Series A,
                  6.950%, 11/01/13

    335,000     New Jersey Turnpike Authority, Turnpike Revenue Bonds,                No Opt. Call           AAA         403,471
                  1984 Series, 10.375%, 1/01/03

                New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                Series 1991 C:
  1,750,000       6.500%, 1/01/08                                                     No Opt. Call          Baa1       1,929,918
    435,000       6.500%, 1/01/16                                                     No Opt. Call           Aaa         485,999

  1,000,000     State of New Jersey, General Obligation Bonds, Series D,              No Opt. Call           Aa1       1,069,770
                  5.800%, 2/15/07

  1,000,000     Pollution Control Financing Authority of Camden County                No Opt. Call          BBB+       1,023,830
                  (Camden County, New Jersey), Solid Waste Disposal
                  and Resource Recovery System Revenue Bonds,
                  Series 1991 C, 7.125%, 12/01/01
                  (Alternative Minimum Tax)


                Portfolio of Investments
                Nuveen New Jersey
                January 31, 1997
  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$ 2,645,000     Pollution Control Financing Authority of Camden County                12/01 at 102          BBB+     $ 2,723,953
                  (Camden County, New Jersey), Solid Waste Disposal
                  and Resource Recovery System Revenue Bonds,
                  Series 1991 D, 7.250%, 12/01/10

    500,000     The Essex County Improvement Authority (Essex County,                 12/02 at 102          Baa1         518,710
                  New Jersey), County Guaranteed Pooled Revenue Bonds,
                  Series 1992 A, 6.500%, 12/01/12

    500,000     The Board of Education of The Township of Hillsborough,               No Opt. Call            AA         525,730
                  in the County of Somerset, State of New Jersey,
                  General Obligation School Purpose Bonds, Series 1992,
                  5.875%, 8/01/11

    240,000     Hoboken Housing Finance Corporation, Multifamily                      No Opt. Call           AA+         241,495
                  Mortgage Revenue Bonds (Project Uplift - FHA
                  Section B), 1995 - A Refunding, 6.250%, 2/01/24

    400,000     The Hudson County Improvement Authority, Multifamily                   6/04 at 100           AAA         417,688
                  Housing Revenue Bonds, Series 1992 A (Conduit
                  Financing - Observer Park Project), 6.900%, 6/01/22
                  (Alternative Minimum Tax)

  1,560,000     The Board of Education of the Borough of Little Ferry,                No Opt. Call           N/R       1,579,016
                  Bergen County, New Jersey, Certificates of
                  Participation, 6.300%, 1/15/08

                The Board of Education of the Township of Monroe,
                In the county of Gloucester, New Jersey, School Bonds,
                Series 1993:
    725,000       5.200%, 8/01/11                                                     No Opt. Call           Aaa         718,381
    825,000       5.200%, 8/01/14                                                     No Opt. Call           Aaa         808,203

    500,000     North Bergen Housing Development Corporation (North                    9/09 at 100           N/R         510,310
                  Bergen, New Jersey), Mortgage Revenue Bonds,
                  Series 1978 (FHA Insured Mortgage Loan - Section 8
                  Assisted Project), 7.400%, 9/01/20

    300,000     The Township of North Bergen (Hudson County,                           8/02 at 102           Aaa         326,322
                  New Jersey), Fiscal Year Adjustment General Obligation
                  Bonds, Series 1992, 6.500%, 8/15/12

  2,350,000     The Ocean County Utilities Authority (New Jersey),                     4/97 at 100           Aaa       2,217,860
                  Wastewater Revenue Bonds, Refunding Series 1987,
                  5.000%, 1/01/14

  2,215,000     County of Passaic, State of New Jersey, General                       No Opt. Call           Aaa       2,179,892
                  Obligation Refunding Bonds, Series 1993,
                  5.125%, 9/01/12

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$ 1,100,000     Sparta Township School District, General Obligation                    9/06 at 100           AAA     $ 1,116,005
                  Bonds (Unlimited Tax), 5.800%, 9/01/18

    270,000     The Union County Utilities Authority (New Jersey),                     6/02 at 102           Aaa         287,137
                  Solid Waste System Revenue Bonds, Series D,
                  6.850%, 6/15/14 (Alternative Minimum Tax)

                The Union County Utilites Authority (New Jersey),
                Solid Waste System Revenue Bonds, 1991 Series A:
    195,000       7.100%, 6/15/06 (Alternative Minimum Tax)                            6/02 at 102            BB         200,004
  1,100,000       7.200%, 6/15/14 (Alternative Minimum Tax)                            6/02 at 102            BB       1,125,443

    100,000     University of Medicine and Denistry of New Jersey                     12/01 at 102            AA         110,229
                  Bonds, Series E, 6.500%, 12/01/18
                  (Pre-refunded to 12/01/01)

    300,000     The Wanaque Borough Sewerage Authority (Passaic                       12/02 at 102          Baa1         319,365
                  County, New Jersey), Sewer Revenue Bonds,
                  (Series 1992), (Bank Qualified), 7.000%, 12/10/21

  2,145,000     The Port Authority of New York and New Jersey,                         8/01 at 101           AA-       2,311,322
                  Consolidated Bonds, Seventy-Fourth Series,
                  6.750%, 8/01/26

  1,750,000     Virgin Islands Housing Finance Authority, Single-Family                3/05 at 102           AAA       1,198,465
                  Mortgage Revenue Refunding Bonds (GNMA
                  Mortgage-Backed Securities Program), 1995 Series A,
                  6.450%, 3/01/16 (Alternative Minimum Tax)

  2,000,000     Commonwealth of Puerto Rico, Public Improvement                    7/05 at 101 1/2           Aaa       2,020,960
                  Bonds of 1995 (General Obligation Bonds),
                  5.750%, 7/01/24

  1,000,000     Puerto Rico Aqueduct and Sewer Authority, Revenue                      7/98 at 102           AAA       1,076,190
                  Bonds, Series 1988A, 7.875%, 7/01/17
                  (Pre-refunded to 7/01/98)

     60,000     Puerto Rico Highway and Transportation Authority,                  7/02 at 101 1/2           AAA          67,080
                  Highway Revenue Bonds (Series T),
                  6.625%, 7/01/18 (Pre-refunded to 7/01/02)

                Puerto Rico Electric Power Authority, Power Revenue
                Bonds, Series P:
    790,000       7.000%, 7/01/07                                                     No Opt. Call          Baa1         902,875
  1,875,000       7.000%, 7/01/21 (Pre-refunded to 7/01/01)                            7/01 at 102           Aaa       2,104,837

  1,500,000     Puerto Rico Electric Power Authority, Power Revenue                    7/05 at 100          Baa1       1,377,344
                  Refunding Revenue Bonds, Series Z, 5.250%, 7/01/21


                                                                                                     Nuveen Municipal Bond Funds
                                                                                                                   Annual Report

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$ 1,000,000     Puerto Rico Industrial, Tourist, Educational, Medical                  1/05 at 102           Aaa     $ 1,055,510
                  and Environmental Control Facilities Financing
                  Authority, Hospital Revenue Bonds, 1995 Series A
                  (Hospital Auxilio Mutuo Obligated Group Project),
                  6.250%, 7/01/16
----------------------------------------------------------------------------------------------------------------------------------
$57,720,000     Total Investments --(cost $58,667,900) -- 96.2%                                                       60,229,402
===========-----------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities -- 2.6%

$   600,000     New Jersey Economic Development Authority,                                                VMIG-1         600,000
                  Dock Facility Revenue Refunding Bonds
                  (Bayonne/IMTT -- Bayonne Project), Series 1993A, Variable
                  Rate Demand Bonds, 3.400%, 12/01/27+

  1,000,000     Port Authority of New York and New Jersey, Variable Rate                                  VMIG-1       1,000,000
                  Demand Bonds, 3.650%, 6/01/20+
----------------------------------------------------------------------------------------------------------------------------------
$ 1,600,000     Total Temporary Investments -- 2.6%                                                                    1,600,000
===========-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 1.2%                                                                    758,683
                ------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                   $62,588,085
                ==================================================================================================================

                Summary of Ratings** -- Portfolio of Investments (excluding temporary investments)

                               Standard                                             Number             Market             Market
                               & Poor's                     Moody's          of Securities              Value            Percent
                ------------------------------------------------------------------------------------------------------------------
                                    AAA                         Aaa                     24        $26,147,162                 43%

                           AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                      7          5,753,012                  9

                                     A+                          A1                      4          5,863,968                 10

                                  A, A-                   A, A2, A3                      4          5,151,609                  8

                        BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3                      7          8,795,995                 15

                           BB+, BB, BB-           Ba1, Ba, Ba2, Ba3                      3          2,152,599                  4

                              Non-rated                   Non-rated                      4          6,365,057                 11
                ------------------------------------------------------------------------------------------------------------------
                TOTAL                                                                   53        $60,229,402                100%
                ==================================================================================================================
                *      Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                **     Ratings (not covered by the report of independent public accountants): Using the higher of Standard &
                       Poor's or Moody's rating.

                N/R -- Investment is not rated.

                +      The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                14                                                               See accompanying notes to financial statements.



                Portfolio of Investments             Nuveen Municipal Bond Funds
                                                                   Annual Report
                Nuveen Flagship New Jersey
                February 28, 1997

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$ 1,415,000     The Delaware River and Bay Authority, Revenue Bonds,                   1/04 at 102           Aaa     $ 1,311,564
                  Series 1993, 5.000%, 1/01/17

  1,000,000     New Jersey Economic Development Authority,                             4/97 at 102            A3       1,021,480
                  Gas Facilities Revenue Bonds, 1991 Series A
                  (Elizabethtown Gas Company Project), 6.750%, 10/01/21
                  (Alternative Minimum Tax)

    100,000     New Jersey Economic Development Authority, District                   12/03 at 102          BBB-         101,977
                  Heating and Cooling Revenue Bonds (Trigen - Trenton
                  Project), 1993 Series A, 6.200%, 12/01/10

    200,000     New Jersey Economic Development Authority, Lease                       3/02 at 102           Aaa         223,704
                  Rental Bonds, 1992 Series (Liberty State Park Project),
                  6.800%, 3/15/22 (Pre-refunded to 3/15/02)

  1,000,000     New Jersey Economic Development Authority, Economic                   No Opt. Call           N/R       1,175,020
                  Development Bonds (Yeshiva K'Tana of Passaic - 1992
                  Project), 8.000%, 9/15/18

  2,965,000     New Jersey Economic Development Authority, Economic                   No Opt. Call           N/R       3,115,385
                  Development Bonds (Bridgewater Resources, Inc.
                  Project), 1994 Series A, 8.375%, 11/01/04
                  (Alternative Minimum Tax)

    100,000     New Jersey Economic Development Authority, Water                       6/03 at 102           Aaa          93,609
                  Facilities Revenue Refunding Bonds (New Jersey
                  American Water Company Inc. Project), Series 1993,
                  5.500%, 6/01/23 (Alternative Minimum Tax)

    150,000     New Jersey Economic Development Authority, Water                       3/04 at 102           Aaa         151,617
                  Facilities Revenue Refunding Bonds (Hackensack
                  Water Company, Project - 1994 Series B), 5.900%,
                  3/01/24 (Alternative Minimum Tax)

    250,000     New Jersey Economic Development Authority, Solid                       4/02 at 102           Aa1         268,670
                  Waste Disposal Facility Revenue Bonds (Garden State
                  Paper Company, Inc. Project), 7.125%, 4/01/22
                  (Alternative Minimum Tax)

  1,215,000     New Jersey Economic Development Authority, Economic                   12/03 at 102           Aa3       1,230,005
                  Growth Bond, Composite Issue - 1992 Second Series H,
                  5.300%, 12/01/07 (Alternative Minimum Tax)

    185,000     New Jersey Economic Development Authority,                        12/02 at 101 1/2           Aa3         196,176
                  Economic Growth Bonds, Composite Issue - 1992
                  Second Series A3, 6.550%, 12/01/07 (Alternative
                  Minimum Tax)


                Portfolio of Investments

                February 28, 1997

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$   625,000     New Jersey Economic Development Authority,                             5/05 at 102           Aaa     $   658,650
                  Insured Revenue Bonds (Educational Testing
                  Service Issue), Series 1995B, 6.125%, 5/15/15

    300,000     New Jersey Economic Development Authority,                             7/04 at 102           Aaa         319,509
                  Revenue Bonds (RWJ Health Care Corp. at
                  Hamilton Obligated Group Project), Series 1994,
                  6.250%, 7/01/14

    450,000     New Jersey Economic Development Authority,                             7/06 at 102           Aaa         412,727
                  Revenue Bonds (Clara Maass Health System
                  Obligated Group Project), Series 1996,
                  5.000%, 7/01/25

    300,000     New Jersey Economic Development Authority,                             9/02 at 102           Aaa         309,060
                  State Contract Economic Recovery Bonds, Series
                  1992 - A, 6.000%, 3/15/21

    650,000     New Jersey Economic Development Authority, Market                      7/04 at 102           Aaa         678,665
                  Transition Facility Senior Lien Revenue Bonds,
                  Series 1994A, 5.875%, 7/01/11

    975,000     New Jersey Educational Facilities Authority, Trenton                   7/97 at 100            A+         977,272
                  State College Issue, Revenue Bonds, Series 1976 D,
                  6.750%, 7/01/08

    835,000     New Jersey Educational Facilities Authority, Princeton                 7/04 at 100           Aaa         870,780
                  University Revenue Bonds, 1994 Series A,
                  5.875%, 7/01/11

    410,000     New Jersey Educational Facilities Authority, Revenue                   7/03 at 102           Baa         391,710
                  Funding Bonds (Monmouth College), Series 1993 - A,
                  5.625%, 7/01/13

  1,930,000     New Jersey Health Care Facilities Financing Authority,                No Opt. Call           Aaa       2,307,026
                  Revenue Bonds, Hackensack Hospital Issue, Series A,
                  8.750%, 7/01/09

  2,065,000     New Jersey Health Care Facilities Financing Authority,                 7/01 at 102            A1       2,327,771
                  Revenue Bonds, Series 1990-E (Kennedy Memorial
                  Hospital), 8.375%, 7/01/10

    700,000     New Jersey Health Care Facilities Financing Authority,                 7/00 at 102           Aaa         762,202
                  Revenue Bonds, Community Medical Center/Kensington
                  Manor Care Center Issue, Series E, 7.000%, 7/01/20

    480,000     New Jersey Health Care Facilities Financing Authority,                 7/98 at 102             A         507,883
                  Revenue Bonds, Community Memorial Hospital
                  Association Issue Series C, 8.000%, 7/01/14


                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$ 3,000,000     New Jersey Health Care Facilities Financing Authority,                 7/99 at 102            A-     $ 3,189,840
                  Revenue Bonds, Newton Memorial Hospital Issue,
                  Series A, 7.500%, 7/01/19

    400,000     New Jersey Health Care Facilities Financing Authority,                 7/02 at 102             A         434,096
                  Refunding Revenue Bonds, Atlantic City Medical Center
                  Issue, Series C, 6.800%, 7/01/05

    800,000     New Jersey Health Care Facilities Financing Authority,                 7/02 at 102           Ba1         829,088
                  Revenue Bonds, Palisades Medical Center, Obligated
                  Group Issue, Series 1992, 7.500%, 7/01/06

    250,000     New Jersey Health Care Facilities Financing Authority,                 7/04 at 102           Aaa         265,880
                  Revenue Bonds, Monmouth Medical Center Issue,
                  Series C, 6.250%, 7/01/16

    200,000     New Jersey Health Care Facilities Financing Authority,                 7/04 at 102           Aaa         214,220
                  Bayonne Hospital Obligated Group, Revenue Bonds,
                  Series 1994, 6.250%, 7/01/12

    200,000     New Jersey Health Care Facilities Financing Authority,                 7/04 at 102           Aaa         204,500
                  Revenue Bonds, Newark Beth Israel Medical Center
                  Issue, Series 1994, 6.000%, 7/01/16

    250,000     New Jersey Health Care Financing Authority, Refunding                  8/04 at 102           AAA         262,068
                  Revenue Bonds, Irrington General Hospital Issue
                  (FHA Insured Mortgage), Series 1994,
                  6.375%, 8/01/15

  1,750,000     New Jersey Housing Finance Agency, Special Pledge                     11/97 at 103            A1       1,811,618
                  Revenue Obligations, 1975 Series One, 9.000%,
                  11/01/18

  1,500,000     New Jersey Housing Mortgage Finance Agency,                            5/06 at 102           Aaa       1,535,055
                  Multi-Family Housing Revenue Bonds, 1996 Series A,
                  6.200%, 11/01/18 (Alternative Minimum Tax)

  2,000,000     New Jersey Housing and Mortgage Finance Agency,                        5/05 at 102           Aaa       2,047,200
                  Multi-Family Housing Revenue Bonds, 1995 Series A,
                  6.000%, 11/01/14

    700,000     New Jersey Housing and Mortgage Finance Agency,                        5/02 at 102            A+         753,116
                  Housing Revenue Bonds, 1992 Series A,
                  6.950%, 11/01/13

    500,000     New Jersey Housing and Mortgage Finance Agency,                       11/02 at 102            A+         526,975
                  Housing Revenue Bonds, 1992 Series One,
                  6.600%, 11/01/14


                Portfolio of Investments

                February 28, 1997

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
                New Jersey Housing and Mortgage Finance Agency,
                Home Buyer Revenue Bonds, 1994 Series K:
$   250,000       6.300%, 10/01/16 (Alternative Minimum Tax)                           7/04 at 102           Aaa      $  256,538
    400,000       6.375%, 10/01/26 (Alternative Minimum Tax)                           7/04 at 102           Aaa         410,568

                New Jersey Sports and Exposition Authority, Convention
                Center Luxury Tax Bonds, 1992 A:
    250,000       6.250%, 7/01/20                                                      7/02 at 102           Aaa         265,283
    100,000       5.500%, 7/01/22                                                      7/02 at 102           Aaa          96,484

    335,000     New Jersey Turnpike Authority, Turnpike Revenue Bonds,                No Opt. Call           AAA         402,546
                  1984 Series, 10.375%, 1/01/03

                New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                Series 1991 C:
  1,750,000       6.500%, 1/01/08                                                     No Opt. Call          Baa1       1,941,170
    435,000       6.500%, 1/01/16                                                     No Opt. Call           Aaa         488,614

    200,000     New Jersey Wastewater Treatment Trust, Wastewater                      4/04 at 102           AA-         218,962
                  Treatment Bonds, Series 1994A, 6.500%, 4/01/14

  1,000,000     State of New Jersey, General Obligation Bonds, Series D,              No Opt. Call           Aa1       1,074,750
                  5.800%, 2/15/07

    200,000     The City of Atlantic City, In the County of Atlantic,                 No Opt. Call            A-         205,754
                  New Jersey, General Obligation General Improvement
                  Bonds, Series 1994, 5.650%, 8/15/04

    100,000     The City of Atlantic City, New Jersey, Municipal Utilities             5/02 at 102            A-          99,695
                  Authority Water System, Revenue Refunding Bonds,
                  Series 1993, 5.750%, 5/01/17

    100,000     County of Atlantic, New Jersey, General Improvements                   1/04 at 101           Aaa         106,889
                  Bonds, 6.000%, 1/01/07

    150,000     County of Bergen Utility Authority, Water Pollution Control           12/02 at 102           Aaa         156,671
                  System Revenue, Series 1992 - B, 6.000%, 12/15/13

    250,000     The Camden County Municipal Utilities Authority                        7/06 at 102           Aaa         238,433
                  (Camden County, New Jersey), County Agreement Sewer
                  Revenue Refunding Bonds, 1996 Series, 5.125%, 7/15/17

  1,000,000     Pollution Control Financing Authority of Camden County                No Opt. Call          BBB+       1,025,380
                  (Camden County, New Jersey), Solid Waste Disposal
                  and Resource Recovery System Revenue Bonds,
                  Series 1991 C, 7.125%, 12/01/01
                  (Alternative Minimum Tax)

  2,645,000     Pollution Control Finance Authority of Camden County                  12/01 at 102          BBB+       2,729,878
                  (Camden County, New Jersey), Solid Waste Disposal
                  and Resource Recovery System Revenue Bonds,
                  Series 1991 D, 7.250%, 12/01/10

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
$   250,000     City of East Orange, In the County of Essex, New Jersey,              No Opt. Call           Aaa     $   315,210
                  Fiscal Year Adjustment Bonds (Qualified under the
                  Municipal Qualified Bond Act P.L. 1976, c. 38,
                  as Amended), 8.400%, 8/01/06

                The Essex County Improvement Authority (Essex County,
                New Jersey), City of Newark General Obligation Lease
                Revenue Bonds, Series 1994:
    300,000       6.350%, 4/01/07                                                      4/04 at 102          Baa1         311,190
    450,000       6.600%, 4/01/14                                                      4/04 at 102          Baa1         470,120

    100,000     The Essex County Improvement Authority (Essex County,                 12/04 at 102           Aaa         116,254
                  New Jersey), General Obligation Lease Revenue Bonds,
                  Series 1994 (County Jail and Youth House Projects),
                  6.900%, 12/01/14

    500,000     The Essex County Improvement Authority (Essex County,                 12/02 at 102          Baa1         520,455
                  New Jersey), County Guaranteed Pooled Revenue Bonds,
                  Series 1992A, 6.500%, 12/01/12

    250,000     The Board of Education of the Township of Hillsborough,               No Opt. Call            AA         529,490
                  In the County of Somerset, State of New Jersey, General
                  Obligation School Purpose Bonds, Series 1992, 5.875%,
                  8/01/11

    240,000     Hoboken Housing Finance Corporation, Multifamily                      No Opt. Call           AA+         242,177
                  Mortgage Revenue Bonds (Project Uplift - FHA
                  Section 8), 1995 - A Refunding, 6.250%, 2/01/24

    100,000     Parking Authority of the City of Hoboken, County of                    3/02 at 102          Baa1         102,928
                  Hudson, New Jersey, Parking General Revenue
                  Refunding Bonds, Series 1992A, 6.625%, 3/01/09

    250,000     The Hoboken - Union City Weehawken Sewerage Authority                  8/02 at 102           Aaa         264,043
                  (New Jersey), Sewer Revenue Bonds (Refunding
                  Series 1992), 6.200%, 8/01/19

    400,000     The Hudson County Improvement Authority, Multifamily                   6/04 at 100           AAA         418,252
                  Housing Revenue Bonds, Series 1992 A (Conduit
                  Financing - Observer Park Project), 6.900%, 6/01/22
                  (Alternative Minimum Tax)

  1,560,000     The Board of Education of the Borough of Little Ferry,                No Opt. Call           N/R       1,587,518
                  Bergen County, New Jersey, Certificates of
                  Participation, 6.300%, 1/15/08

     50,000     The Monmouth County Improvement Authority (Monmouth                    7/02 at 102           AA+          53,870
                  County, New Jersey), Revenue Bonds, Series 1992
                  (Howell Township Board of Education Project), 6.450%,
                  7/01/08


             Portfolio of Investments
             Nuveen Flagship New Jersey -- continued
             February 28, 1997


  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
                The Board of Education of the Township of Monroe,
                In the County of Gloucester, New Jersey, School Bonds,
                Series 1993:
$   725,000       5.200%, 8/01/11                                                     No Opt. Call           Aaa      $  722,274
    825,000       5.200%, 8/01/14                                                     No Opt. Call           Aaa         815,933

    500,000     North Bergen Housing Development Corporation (North                    9/09 at 100           N/R         512,390
                  Bergen, New Jersey), Mortgage Revenue Bonds,
                  Series 1978 (FHA Insured Mortgage Loan -- Section 8
                  Assisted Project), 7.400%, 9/01/20

    300,000     The Township of North Bergen (Hudson County,                           8/02 at 102           Aaa         329,259
                  New Jersey), Fiscal Year Adjustment General Obligation
                  Bonds, Series 1992, 6.500%, 8/15/12

    200,000     North New Jersey District Water Supply Commission of the               7/03 at 102           Aaa         206,398
                  State of New Jersey, Wanaque South Project, Revenue
                  Refunding Bonds, Series 1993, 6.000%, 7/01/21

  2,350,000     The Ocean County Utilities Authority (New Jersey),                     4/97 at 100           Aaa       2,240,467
                  Wastewater Revenue Bonds, Refunding Series 1987,
                  5.000%, 1/01/14

    165,000     Parsippany -- Troy Hills Township, General Obligation,                No Opt. Call            Aa         100,734
                  Capital Appreciation Bonds, Series 1992, 0.000%,
                  4/01/07

  2,215,000     County of Passaic, State of New Jersey, General                       No Opt. Call           Aaa       2,198,388
                  Obligation Refunding Bonds, Series 1993,
                  5.125%, 9/01/12

  1,100,000     Sparta Township School District General Obligation                     9/06 at 100           AAA       1,119,690
                  Bonds (Unlimited Tax), 5.800%, 9/01/18

    250,000     The City of Union City, In the County of Hudson, State of             No Opt. Call           Aaa         279,645
                  New Jersey, General Obligation School Purpose Bonds,
                  Series 1992, 6.375%, 11/01/10

    250,000     Pollution Control Financing Authority of Union County                 No Opt. Call            A3         268,168
                  (New Jersey), Pollution Control Revenue Refunding
                  Bonds, American Cyanamid Company Issue, Series 1994,
                  5.800%, 9/01/09

    270,000     The Union County Utilities Authority (New Jersey),                     6/02 at 102           Aaa         287,582
                  Solid Waste System Revenue Bonds, Series D,
                  6.850%, 6/15/14 (Alternative Minimum Tax)

                The Union County Utilities Authority (New Jersey),
                Solid Waste System Revenue Bonds, 1991 Series A:
    195,000       7.100%, 6/15/06 (Alternative Minimum Tax)                            6/02 at 102            BB         200,503
  1,100,000       7.200%, 6/15/14 (Alternative Minimum Tax)                            6/02 at 102            BB       1,128,127


                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
$  100,000      University of Medicine and Dentistry of New Jersey                    12/01 at 102            AA      $  110,522
                  Bonds, Series E, 6.500%, 12/01/18
                  (Pre-refunded to 12/01/01)

   300,000      The Wanaque Borough Sewerage Authority (Passaic                       12/02 at 102          Baa1         320,244
                  County, New Jersey), Sewer Revenue Bonds,
                  (Series 1992), (Bank Qualified), 7.000%, 12/01/21

    75,000      The Wanaque Valley Regional Sewerage Authority                         9/03 at 102           Baa         72,560
                  (Passaic County, New Jersey), Sewer Revenue
                  Bonds (1993 Series A), 6.125%, 9/01/22

 2,145,000      The Port Authority of New York and New Jersey,                         8/01 at 101           AA-      2,316,150
                  Consolidated Bonds, Seventy-Fourth Series,
                  6.750%, 8/01/26

   125,000      The Port Authority of New York and New Jersey,                        10/04 at 101           Aaa       136,249
                  Consolidated Bonds, Ninety-Sixth Series,
                  6.600%, 10/01/20 (Alternative Minimum Tax)

   200,000      The Port Authority of New York and New Jersey,                         6/05 at 101           AA-       200,366
                  Consolidated Bonds, One Hundredth Series,
                  5.750%, 12/15/20 (Alternative Minimum Tax)

   200,000      The Port Authority of New York and New Jersey,                         7/04 at 101           AA-       208,917
                  Consolidated Bonds, Ninety-Fifth Series,
                  5.875%, 7/15/09 (Alternative Minimum Tax)

 1,175,000      Virgin Islands Housing Finance Authority, Single Family                3/05 at 102           AAA     1,202,812
                  Mortgage Revenue Refunding Bonds (GNMA
                  Mortgage--Backed Securities Program), 1995 Series A,
                  6.450%, 3/01/16 (Alternative Minimum Tax)

 2,000,000      Commonwealth of Puerto Rico, Public Improvement                    7/05 at 101 1/2           Aaa     2,027,060
                  Bonds of 1995 (General Obligation Bonds),
                  5.750%, 7/01/24

   550,000      Commonwealth of Puerto Rico, Public Improvement                    7/06 at 101 1/2             A       523,562
                  Bonds of 1996 (General Obligation Bonds),
                  5.400%, 7/01/25

 1,000,000      Puerto Rico Aqueduct and Sewer Authority, Revenue                  7/06 at 101 1/2           AAA     1,074,630
                  Bonds, Series 1988A, 7.875%, 7/01/17
                  (Pre-refunded to 7/01/98)

   170,000      Puerto Rico Aqueduct and Sewer Authority, Refunding                7/06 at 101 1/2             A       157,012
                  Bonds, Series 1995, Guaranteed by the Commonwealth
                  of Puerto Rico, 5.000%, 7/01/15

    60,000      Puerto Rico Highway and Transportation Authority,                  7/02 at 101 1/2           AAA        67,245
                  Highway Revenue Bonds (Series T), 6.625%,
                  7/01/18 (Pre-refunded to 7/01/02)

                 Portfolio of Investments
                 Nuveen Flagship New Jersey -- continued
                 February 28, 1997


  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
$   225,000     Puerto Rico Commonwealth Highway Authority,                            7/00 at 100             A      $  225,888
                  Highway Revenue Bonds, Series 1990 --
                  Q, 6.000%, 7/01/20

                Puerto Rico Electric Power Authority, Power Revenue
                Bonds, Series P:
    790,000       7.000%, 7/01/07                                                     No Opt. Call          Baa1         907,686
  1,875,000       7.000%, 7/01/21 (Pre-refunded to 7/01/01)                            7/01 at 102           Aaa       2,109,767

    200,000     Puerto Rico Electric Power Authority, Power Revenue                7/02 at 101 1/2          Baa1         208,023
                  Bonds, Series R, 6.250%, 7/01/17

    250,000     Puerto Rico Electric Power Authority, Power Revenue                    7/04 at 102          Baa1         264,387
                  Bonds, Series T, 6.375%, 7/01/24

  1,500,000     Puerto Rico Electric Power Authority, Power Revenue                    7/05 at 100          Baa1       1,390,244
                  Refunding, Series Z, 5.250%, 7/01/21

  1,000,000     Puerto Rico Industrial, Tourist, Educational, Medical, and             1/05 at 102           Aaa       1,066,110
                  Environmental Control Facilities Financing Authority,
                  Hospital Revenue Bonds, 1995 Series A (Hospital
                  Auxilio Mutuo Obligated Group Project), 6.250%, 7/01/16
--------------------------------------------------------------------------------------------------------------------------------
$68,100,000     Total Investments -- (cost $68,883,751) -- 97.0%                                                      71,134,232
===========---------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities -- 2.2%

$   600,000     New Jersey Economic Development Authority,                                                VMIG-1         600,000
                  Dock Facility Revenue Refunding Bonds
                  (Bayonne/IMTT -- Bayonne Project), Series 1993A, Variable
                  Rate Demand Bonds, 3.150%, 12/01/27+

  1,000,000     Port Authority of New York and New  Jersey, Variable Rate                                 VMIG-1       1,000,000
                  Demand Bonds, 3.450%, 6/01/20+
--------------------------------------------------------------------------------------------------------------------------------
$ 1,600,000     Total Temporary Investments -- 2.2%                                                                    1,600,000
===========---------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 0.8%                                                                    582,190
--------------------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                   $73,316,422
                ================================================================================================================

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

             Summary of Ratings** -- Portfolio of Investments (excluding temporary investments)

                               Standard                                             Number             Market             Market
                               & Poor's                     Moody's          of Securities              Value            Percent
---------------------------------------------------------------------------------------------------------------------------------
                                    AAA                         Aaa                     47        $32,047,330                 45%

                           AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                     13          6,750,789                 10

                                     A+                          A1                      5          6,396,752                  9

                                  A, A-                   A, A2, A3                     10          6,633,378                  9

                        BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3                     15         10,757,952                 15

                           BB+, BB, BB-           Ba1, Ba, Ba2, Ba3                      3          2,157,718                  3

                              Non-rated                   Non-rated                      4          6,390,313                  9
---------------------------------------------------------------------------------------------------------------------------------
                TOTAL                                                                   97        $71,134,232                100%
=================================================================================================================================
                *      Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                **     Ratings (not covered by the report of independent public accountants): Using the higher of Standard &
                       Poor's or Moody's rating.

                N/R -- Investment is not rated.

                +      The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                23                                                               See accompanying notes to financial statements.

                 Portfolio of Investments
                 Nuveen Flagship New Jersey Intermediate
                 February 28, 1997


  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
$   100,000     The Board of Education of the City of Atlantic City,                  12/02 at 102           Aaa        $107,148
                  In the County of Atlantic, New Jersey, School Bonds,
                  Series 1992, 6.000%, 12/01/06

    250,000     The Atlantic City Municipal Utilities Authority, Atlantic              5/02 at 102            A-         252,473
                  County, New Jersey, Water System Revenue Bonds,
                  Series 1990, 5.650%, 5/01/07

    100,000     County of Camden, New Jersey, General Obligation                      No Opt. Call           Aaa         104,867
                  Refunding Bonds, Series 1992, 5.500%, 6/01/02

    320,000     The Essex County Improvement Authority (Essex County,                  4/04 at 102           Baa1        331,936
                  New Jersey), City of Newark General Obligation,
                  Lease Revenue Bonds, Series 1994, 6.350%, 4/01/07

    330,000     Parking Authority of the City of Hoboken, County of                   No Opt. Call           Baa1        341,464
                  Hudson, New Jersey, Parking General Revenue
                  Refunding Bonds, Series 1992A, 5.850%, 3/01/00

    400,000     The City of Jersey City (Hudson County, New Jersey),                  No Opt. Call            AA         435,280
                  School Bonds, 6.500%, 2/15/02

    250,000     The Mercer County Improvement Authority, Mercer County,               No Opt. Call            Aa         179,208
                  New Jersey, Revenue Bonds (Hamilton Board of
                  Education Lease Project, Township Guaranteed
                  Refunding Series 1992), 0.000%, 4/01/04

    100,000     The Monmouth County Improvement Authority                              7/02 at 102           AA+         107,703
                  (Monmouth County, New Jersey), Revenue Bonds,
                  Series 1992 (Howell Township Board of Education
                  Project), 6.000%, 7/01/03

    100,000     Township of Montclair, In the County of Essex, New                 3/00 at 101 1/2           Aaa         103,965
                  Jersey, General Obligation Bonds, 5.800%, 3/01/06

    250,000     New Jersey Economic Development Authority, District                   12/03 at 102          BBB-         260,770
                  Heating and Cooling Revenue Bonds, 6.100%, 12/01/04

    150,000     New Jersey Economic Development Authority, Electric                   No Opt. Call           BB+         153,486
                  Energy Facility Revenue Bonds (Vineland Cogeneration
                  Limited Partnership Project), Series 1992, 6.750%, 6/01/99

    100,000     New Jersey Economic Development Authority, Economic                   No Opt. Call            A1         103,376
                  Development Refunding Bonds (Burlington Coat
                  Factory Warehouse of New Jersey, Inc. -- 1985 Project),
                  5.400%, 9/01/03

    200,000     New Jersey Health Care Facilities Financing Authority,                 7/04 at 102           Aaa         212,840
                  Revenue Bonds, Newark Beth Israel Medical Center
                  Issue, Series 1994, 5.800%, 7/01/07

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
$   100,000     New Jersey Health Care Facilities  Financing Authority,                7/02 at 102           Aaa        $106,232
                  West Jersey Health System, Series 1992, 6.000%, 7/01/07

    250,000     New Jersey Health Care Facilities Financing Authority,                 7/04 at 102           Aaa         275,968
                  Revenue Bonds, Bayonne Hospital Obligated Group
                  Issue, Series 1994, 6.400%, 7/01/07

    250,000     New Jersey Health Care Facilities Financing Authority,                No Opt. Call           Aaa         264,695
                  Revenue Bonds, Monmouth Medical Center Issue,
                  Series C, 5.700%, 7/01/02

    250,000     New Jersey Health Care Facilities Financing Authority,                 7/04 at 102           Aaa         269,218
                  Revenue Bonds, Dover General Hospital and Medical
                  Center Issue, Series 1994, 5.900%, 7/01/05

    480,000     New Jersey Economic Development Authority, Insured                    No Opt. Call           Aaa         500,563
                  Revenue Bonds (Educational Testing Service Issue),
                  Series 1995B, 5.500%, 5/15/05

    300,000     New Jersey Economic Development Authority, Market                     No Opt. Call           Aaa         340,806
                  Transition Facility Senior Lien Revenue Bonds,
                  Series 1994A, 7.000%, 7/01/04

    100,000     New Jersey Sports and Exposition Authority, Convention                 7/02 at 102           Aaa         106,676
                  Center Luxury Tax Bonds, 1992 Series A, 6.000%, 7/01/07

    200,000     State of New Jersey General Obligation Bonds,                         No Opt. Call           Aa1         152,934
                  Refunding Bonds (Series D), 0.000%, 2/15/03

    140,000     New Jersey Educational Authority, Seton Hall Facilities                7/01 at 102          Baa1         151,739
                  University Project Revenue Bonds, 1991 Series,
                  Project D, 6.600%, 7/01/02

    330,000     New Jersey Educational Facilities Authority, Higher                   No Opt. Call          BBB+         342,573
                  Education Facilities Revenue Bonds, St. Peter's College
                  Issue, 1992 Series B, 6.000%, 7/01/99

    160,000     New Jersey Educational Facilities Authority, Stevens                   7/02 at 102            A-         173,296
                  Institute of Technology Issue Revenue Bonds,
                  1992 Series A, 6.400%, 7/01/03

     85,000     Higher Education Assistance Authority (State of New                    7/02 at 102            A+          85,217
                  Jersey), Student Loan Revenue Bonds, 1992
                  Series A, 6.000%, 1/01/06

    175,000     New Jersey Transportation Trust Fund Authority,                        6/05 at 102           Aaa         175,886
                  Transportation System Bonds, 1995 Series A,
                  5.250%, 6/15/09

    100,000     North Jersey District Water Supply Commission of the                   7/03 at 102           Aaa         106,608
                  State of New Jersey, Wanaque South Project, Revenue
                  Refunding Bonds, Series 1993, 5.700%, 7/01/05

                 Portfolio of Investments
                 Nuveen Flagship New Jersey Intermediate -- continued February 28, 1997


  Principal                                                                          Optional Call                        Market
     Amount     Description                                                            Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
$   200,000     County of Ocean, New Jersey, General Improvement                      10/01 at 102            Aa        $215,074
                  Bonds, Series 1991A, 6.250%, 10/01/06

    185,000     The Board of Education of the City of Perth Amboy,                    No Opt. Call           Aaa         202,277
                  In the County of Middlesex, New Jersey,
                  School Bonds, 6.200%, 8/01/04

    200,000     The Port Authority of New York and New Jersey                          7/04 at 101           AA-         208,434
                  Consolidated Bonds, Ninety-Fifth Series,
                  5.500%, 7/15/05

    100,000     South Jersey Transportation Authority, Transportation                 11/02 at 102           Aaa         106,714
                  Revenue Bonds, 1992 Series, 5.900%, 11/01/06

    125,000     Township of Woodbridge, In the County of Middlesex,                    8/02 at 102            A1         134,358
                  State of New Jersey, 6.150%, 8/15/06

    300,000     The Port Authority of New York and New Jersey, Special                No Opt. Call           N/R         323,684
                  Project Bonds, Series 4, 7.000%, 10/01/07

    250,000     Puerto Rico Electric Power Authority, 5.900%, 7/01/01                 No Opt. Call          Baa1         262,742
--------------------------------------------------------------------------------------------------------------------------------
$ 6,930,000     Total Investments -- (cost $6,838,216) -- 102.7%                                                       7,200,210
===========---------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- (2.7)%                                                                 (189,292)
                ----------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                    $7,010,918
                ================================================================================================================

                Summary of Ratings** -- Portfolio of Investments

                               Standard                                          Number of             Market             Market
                               & Poor's                     Moody's             Securities              Value            Percent
                ----------------------------------------------------------------------------------------------------------------
                                    AAA                         Aaa                     15         $2,984,463                 40%
                           AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                      6          1,298,633                 18
                                     A+                          A1                      3            322,951                  5
                                  A, A-                   A, A2, A3                      2            425,769                  6
                        BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3                      6          1,691,224                 24
                           BB+, BB, BB-           Ba1, Ba, Ba2, Ba3                      1            153,486                  2
                              Non-rated                   Non-rated                      1            323,684                  5
                ----------------------------------------------------------------------------------------------------------------
                Total                                                                   34         $7,200,210                100%
                ================================================================================================================

                *      Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                **     Ratings (not covered by the report of independent public accountants): Using the higher of Standard &
                       Poor's or Moody's rating.

                N/R -- Investment is not rated.


                26                                                               See accompanying notes to financial statements.

                                                                                           Nuveen Municipal Bond Funds
                                                                                                         Annual Report
   Statement of Net Assets

                                                                                                       Nuveen Flagship
                                                                          Nuveen    Nuveen Flagship         New Jersey
                                                                     New Jersey*         New Jersey       Intermediate
                                                                     -------------------------------------------------
                                                                         1/31/97            2/28/97            2/28/97
----------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)        $60,229,402        $71,134,232         $7,200,210
Temporary investments in short-term municipal securities,
  at amortized cost (note 1)                                           1,600,000          1,600,000                 --
Receivables:
  Interest                                                               763,197          1,072,312             93,875
  Shares sold                                                            116,197            105,279                 --
  Investments sold                                                        10,000                 --                 --
Other assets                                                               5,808             26,712             13,389
----------------------------------------------------------------------------------------------------------------------
     Total assets                                                     62,724,604         73,938,535          7,307,474
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                             3,008            158,129            160,364
Payable for shares redeemed                                               40,447            147,650             75,316
Accrued expenses:
  Management fees (note 6)                                                28,933             31,048              3,021
  Other                                                                   64,131             69,856             28,713
Dividends payable                                                             --            215,430             29,142
----------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                   136,519            622,113            296,556
----------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                  $62,588,085        $73,316,422         $7,010,918
======================================================================================================================
Class A Shares (note 1)
Net assets                                                           $17,071,934        $27,879,126         $7,010,918
Shares outstanding                                                     1,671,230          2,717,000            680,702
Net asset value and redemption price per share                       $     10.22        $     10.26             $10.30
Offering price per share (net asset value per share plus
  maximum sales charge of 4.50%, 4.20% and 3.00%,
  respectively, of offering price)                                   $     10.70        $     10.71             $10.62
======================================================================================================================
Class B Shares (note 1)
Net assets                                                                   N/A        $    74,217                N/A
Shares outstanding                                                           N/A              7,230                N/A
Net asset value, offering and redemption price per share                     N/A        $     10.26                N/A
======================================================================================================================
Class C Shares (note 1)
Net assets                                                           $ 2,610,879        $ 2,712,111                 --
Shares outstanding                                                       255,888            264,614                 --
Net asset value, offering and redemption price per share             $     10.20        $     10.25                 --
======================================================================================================================
Class R Shares (note 1)
Net assets                                                           $42,905,272        $42,650,968                 --
Shares outstanding                                                     4,195,136          4,151,700                 --
Net asset value, offering and redemption price per share             $     10.23        $     10.27                 --
======================================================================================================================

     * Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note 1 of the Notes to Financial Statements).

     N/A - Nuveen New Jersey was not authorized to issue Class B Shares. Nuveen
           Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.

                                 See accompanying notes to financial statements.

                            Statement of Operations

                                                                                   Nuveen Flagship
                                                     Nuveen     Nuveen Flagship         New Jersey
                                                New Jersey*          New Jersey       Intermediate
                                               ---------------------------------------------------
                                                 Year ended     One month ended  Nine months ended
                                                    1/31/97             2/28/97            2/28/97
--------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)              $3,525,548            $363,696           $319,418
--------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                           324,016              31,048             28,675
 12b-1 service fees -- Class A (notes 1
  and 6)                                             35,270               4,293             11,368
 12b-1 distribution and service fees --
  Class B (notes 1 and 6)                               N/A                  15                N/A
 12b-1 distribution and service fees --
  Class C (notes 1 and 6)                            19,286               1,534                 --
 Shareholders' servicing agent fees and
  expenses                                           85,895               5,968             12,024
 Custodian's fees and expenses                       46,622               3,664             30,802
 Trustees' fees and expenses (note 6)                 1,002                 117                195
 Professional fees                                   15,660               1,796              8,333
 Shareholders' reports - printing and
  mailing expenses                                   32,296               2,913             10,270
 Federal and state registration fees                  5,092                  --                 --
 Amortization of deferred organization
  costs                                               7,390                  --              8,020
 Other expenses                                       3,381                 101                169
--------------------------------------------------------------------------------------------------
  Total expenses before expense
   reimbursement                                    575,910              51,449            109,856
 Expense reimbursement from investment
  adviser (note 6)                                  (79,514)            (25,690)           (71,304)
--------------------------------------------------------------------------------------------------
  Net expenses                                      496,396              25,759             38,552
--------------------------------------------------------------------------------------------------
   Net investment income                          3,029,152             337,937            280,866
--------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from
 Investment
Net realized gain (loss) from investment
 transactions (notes 1 and 4)                       (98,679)                 --             35,472
Net change in unrealized appreciation or
 depreciation of investments                       (891,352)            328,719             90,246
--------------------------------------------------------------------------------------------------
   Net gain (loss) from investments                (990,031)            328,719            125,718
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations       $2,039,121            $666,656           $406,584
==================================================================================================

          * Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note 1 of the Notes to Financial Statements).

          N/A - Nuveen New Jersey was not authorized to issue Class B Shares.
                Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.


                                 See accompanying notes to financial statements.

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report
             Statement of Changes in Net Assets

                                                          Nuveen              Nuveen Flagship
                                                        New Jersey*                New Jersey
                                                 -------------------------    ---------------
                                                  Year ended    Year ended    One month ended
                                                     1/31/97       1/31/96            2/28/97
--------------------------------------------------------------------------    ---------------
Operations
Net investment income                            $ 3,029,152   $ 2,617,653    $       337,937
Net realized gain (loss) from investment
  transactions (notes 1 and 4)                       (98,679)      (30,019)                --
Net change in unrealized appreciation or
  depreciation of investments                       (891,352)    3,249,789            328,719
--------------------------------------------------------------------------    ---------------
Net increase in net assets from operations         2,039,121     5,837,423            666,656
--------------------------------------------------------------------------    ---------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                           (704,372)     (329,633)          (125,569)
  Class B                                                N/A           N/A                (49)
  Class C                                            (82,289)      (32,025)           (10,843)
  Class R                                         (2,250,619)   (2,282,656)          (200,899)
--------------------------------------------------------------------------    ---------------
Decrease in net assets from
  distributions to shareholders                   (3,037,280)   (2,644,314)          (337,360)
--------------------------------------------------------------------------    ---------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the
  reorganization of Nuveen New Jersey
  (note 1)                                                --            --         62,588,085
Net proceeds from shares issued in the
  reorganization of Flagship New Jersey
  (note 1)                                                --            --         10,797,401
Net proceeds from sale of shares                  14,264,870    12,793,035            859,670
Net asset value of shares issued to
  shareholders due to reinvestment
  of distributions                                 2,264,231     1,765,951                 --
--------------------------------------------------------------------------    ---------------
                                                  16,529,101    14,558,986         74,245,156
--------------------------------------------------------------------------    ---------------
Cost of shares redeemed                           (7,972,757)   (5,509,237)        (1,308,030)
--------------------------------------------------------------------------    ---------------
Net increase (decrease) in net assets derived
  from Fund share transactions                     8,556,344     9,049,749         72,937,126
--------------------------------------------------------------------------    ---------------
Net increase (decrease) in net assets              7,558,185    12,242,858         73,266,422
--------------------------------------------------------------------------    ---------------
Net assets at the beginning of year               55,029,900    42,787,042             50,000
--------------------------------------------------------------------------    ---------------
Net assets at the end of year                    $62,588,085   $55,029,900    $    73,316,422
==========================================================================    ===============
Balance of undistributed net investment
  income at end of year                          $        --   $     8,128    $           577
==========================================================================    ===============

     * Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note 1 of the Notes to Financial Statements).

     N/A - Nuveen New Jersey was not authorized to issue Class B Shares. Nuveen
           Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.

                                 See accompanying notes to financial statements.


Statement of Changes in Net Assets


                                                        Nuveen Flagship New Jersey Intermediate*
                                                        ----------------------------------------
                                                         Nine months ended            Year ended
                                                                   2/28/97               5/31/96
------------------------------------------------------------------------------------------------
Operations
Net investment income                                          $   280,866           $   447,320
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                   35,472                12,478
Net change in unrealized appreciation or depreciation
  of investments                                                    90,246               (98,145)
------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         406,584               361,653
------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                         (282,787)             (446,648)
  Class B                                                              N/A                   N/A
  Class C                                                               --                    --
  Class R                                                               --                   N/A
------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders         (282,787)             (446,648)
------------------------------------------------------------------------------------------------

Fund Share Transactions (note 2)
Net proceeds from shares issued in the
  reorganization of Nuveen New Jersey
  (note 1)                                                              --                    --
Net proceeds from shares issued in the
  reorganization of Flagship New Jersey
  (note 1)                                                              --                    --
Net proceeds from sale of shares                                   300,959             1,086,130
Net asset value of shares issued to shareholders due to
  reinvestment of distributions                                    174,134               265,262
------------------------------------------------------------------------------------------------
                                                                   475,093             1,351,392
------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (1,905,553)           (2,165,321)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from Fund share transactions                                  (1,430,460)             (813,929)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                           (1,306,663)             (898,924)
------------------------------------------------------------------------------------------------
Net assets at the beginning of year                              8,317,581             9,216,505
------------------------------------------------------------------------------------------------
Net assets at the end of year                                  $ 7,010,918           $ 8,317,581
================================================================================================
Balance of undistributed net investment income
  at end of year                                               $        33           $     1,954
================================================================================================

* Nuveen Flagship New Jersey Intermediate information included for the year ended May 31, 1996, reflects the financial information of Flagship New Jersey Intermediate (see note 1 of the Notes to Financial Statements).

N/A - Nuveen New Jersey was not authorized to issue Class B Shares. Nuveen
      Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.


                                 See accompanying notes to financial statements.

          Notes to Financial Statements           Nuveen Municipal Bond Funds
                                                                Annual Report






          1. General Information and Significant Accounting Policies

          The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New Jersey Municipal Bond Fund ("Nuveen Flagship New Jersey") and the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund ("Nuveen Flagship New Jersey Intermediate"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

          The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

          After the close of business on January 31, 1997, Nuveen New Jersey Tax-Free Value Fund ("Nuveen New Jersey") and Flagship's New Jersey Double Tax Exempt Fund ("Flagship New Jersey") reorganized into Nuveen Flagship New Jersey. Flagship's New Jersey Intermediate Tax Exempt Fund ("Flagship New Jersey Intermediate") was reorganized into the Trust and renamed Nuveen Flagship New Jersey Intermediate. Prior to these reorganizations, Nuveen New Jersey was a series of the Nuveen Multistate Tax-Free Trust while Flagship New Jersey and Flagship New Jersey Intermediate were each a sub-trust of the Flagship Tax Exempt Funds Trust. Nuveen New Jersey had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship New Jersey which has a February 28 fiscal year end. Flagship New Jersey Intermediate had a May 31 fiscal year end prior to being reorganized into the Trust and now has a February 28 fiscal year end.

          Each Fund seeks to provide high double or triple tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds whose income is exempt from regular federal, state and, in some cases, local income taxes.

          The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

          Securities Valuation

          The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved and supervised by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

          Securities Transactions

          Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Trust has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its purchase commitments. The Funds had no such purchase commitments at the end of the periods covered by this report.

          Interest Income

          Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

          Dividends and Distributions to Shareholders

          Nuveen New Jersey and Nuveen Flagship New Jersey, for the periods covered by this report, and Nuveen Flagship New Jersey Intermediate, from February 1, 1997, to February 28, 1997, declared tax-exempt net investment income as a dividend monthly and payment was made or reinvestment was credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship New Jersey Intermediate was declared as a dividend daily and payment was made on the last business day of each month.

          Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of ordinary taxable income from investment transactions, where applicable.

          Income Taxes

          Each Fund is a separate taxpayer for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing to shareholders all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New Jersey state income taxes, to retain such tax-exempt status when distributed to the shareholders of the respective Funds. All income dividends paid during the periods covered by this report have been designated Exempt Interest Dividends.

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report


          Flexible Sales Charge Program

          Each Fund of the Trust offers Class A, Class C and Class R Shares. Class A Shares incur a sales charge on purchases and an annual 12b-1 service fee. Class C Shares are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a contingent deferred sales charge ("CDSC") of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge on purchases or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances. Nuveen Flagship New Jersey also offers Class B Shares which are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC up to 5% depending upon the length of time the shares are held (CDSC declines to 0% at the end of six years).

          Derivative Financial Instruments

          The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the periods covered by this report.

          Expense Allocation

          Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

          Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                             Nuveen New Jersey*
                                                ----------------------------------------------------
                                                        Year ended               Year ended
                                                         1/31/97                   1/31/96
                                                ----------------------------------------------------
                                                    Shares        Amount       Shares         Amount
----------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                           798,711   $ 8,132,760      765,342    $ 7,757,684
 Class B                                               N/A           N/A          N/A            N/A
 Class C                                           182,286     1,861,710       56,488        573,759
 Class R                                           418,474     4,270,400      440,121      4,461,592

Shares issued in the reorganization of
 Nuveen New Jersey:
 Class A                                               ---           ---          ---            ---
 Class B                                               N/A           N/A          N/A            N/A
 Class C                                               ---           ---          ---            ---
 Class R                                               ---           ---          ---            ---

Shares issued in the reorganization of
 Flagship New Jersey:
 Class A                                               ---           ---          ---            ---
 Class B                                               N/A           N/A          N/A            N/A
 Class C                                               ---           ---          ---            ---
 Class R                                               ---           ---          ---            ---

Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                            49,041       499,709       17,820        181,529
 Class B                                               N/A           N/A          N/A            N/A
 Class C                                             4,353        44,287        1,638         16,615
 Class R                                           168,605     1,720,235      154,754      1,567,807
----------------------------------------------------------------------------------------------------
                                                 1,621,470    16,529,101    1,436,163     14,558,986
----------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                          (201,249)   (2,042,963)     (40,094)      (406,168)
 Class B                                               N/A           N/A          N/A            N/A
 Class C                                           (33,320)     (335,344)      (3,290)       (32,865)
 Class R                                          (550,089)   (5,594,450)    (500,152)    (5,070,204)
----------------------------------------------------------------------------------------------------
                                                  (784,658)   (7,972,757)    (543,536)    (5,509,237)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                            836,812   $ 8,556,344      892,627    $ 9,049,749
====================================================================================================

     * Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note 1 of the Notes to Financial Statements).

N/A -- Nuveen New Jersey was not authorized to issue Class B Shares. Nuveen
       Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

                                       Nuveen Flagship New Jersey                  Nuveen Flagship New Jersey Intermediate*
                                  -------------------------------            ----------------------------------------------------
                                            One month ended                       Nine months ended              Year ended
                                               2/28/97                                 2/28/97                     5/31/96
                                  -------------------------------            ----------------------------------------------------
                                     Shares                Amount            Shares               Amount     Shares    Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                             39,089           $   402,796            29,384          $   300,959    105,150   $ 1,086,130
 Class B                              6,006                61,899               N/A                  N/A        N/A           N/A
 Class C                              8,563                88,093               ---                  ---        ---           ---
 Class R                             29,727               306,882               ---                  ---        N/A           N/A
Shares issued in the
 reorganization
 of Nuveen
 New Jersey:
 Class A                           1,671,230            17,071,934              ---                  ---        ---           ---
 Class B                                 ---                   ---              N/A                  N/A        N/A           N/A
 Class C                             255,888             2,610,879              ---                  ---        ---           ---
 Class R                           4,195,136            42,905,272              ---                  ---        N/A           N/A
Shares issued in the
 reorganization
 of Flagship
 New Jersey:
 Class A                           1,056,994            10,797,401              ---                  ---        ---           ---
 Class B                                 ---                   ---              N/A                  N/A        N/A           N/A
 Class C                                 ---                   ---              ---                  ---        ---           ---
 Class R                                 ---                   ---              ---                  ---        N/A           N/A
Shares issued to
 shareholders due
 to reinvestment
 of distributions:
 Class A                                 ---                   ---           17,041              174,134     25,702       265,262
 Class B                                 ---                   ---              N/A                  N/A        N/A           N/A
 Class C                                 ---                   ---              ---                  ---        ---           ---
 Class R                                 ---                   ---              ---                  ---        N/A           N/A
                                   ---------            ----------           ------              -------    -------     ---------
                                   7,262,633            74,245,156           46,425              475,093    130,852     1,351,392
                                   ---------            ----------           ------              -------    -------     ---------
Shares redeemed:
 Class A                             (51,537)             (530,506)        (185,962)          (1,905,553)  (209,872)   (2,165,321)
 Class B                                 ---                   ---              N/A                  N/A        N/A           N/A
 Class C                              (1,062)              (10,935)             ---                  ---        ---           ---
 Class R                             (74,385)             (766,589)             ---                  ---        N/A           N/A
                                   ---------            ----------           ------              -------    -------     ---------
                                    (126,984)           (1,308,030)        (185,962)          (1,905,553)  (209,872)   (2,165,321)
                                   ---------            ----------          -------            ---------    -------     ---------
Net increase (decrease)             7,135,649           $72,937,126        (139,537)         $(1,430,460)   (79,020)  $  (813,929)
                                    =========            ==========         =======            =========    =======     =========

* Nuveen Flagship New Jersey Intermediate information included for the year ended May 31, 1996, reflects the financial information of Flagship New Jersey Intermediate (see note 1 of the Notes to Financial Statements).

N/A -- Nuveen New Jersey was not authorized to issue Class B Shares. Nuveen
       Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1 of the Notes to Financial Statements) did not issue Class C Shares and was not authorized to issue Class R Shares.

3. Distributions to Shareholders
On March 7, 1997, the Nuveen Flagship Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 1997, to shareholders of record on March 7, 1997, as follows:

                                 Nuveen Flagship              Nuveen Flagship
                                      New Jersey      New Jersey Intermediate
-----------------------------------------------------------------------------
Dividend per share:
 Class A                                  $.0465                       $.0421
 Class B                                   .0401                          N/A
 Class C                                   .0418                        .0374
 Class R                                   .0483                        .0438
=============================================================================

N/A - Nuveen Flagship New Jersey Intermediate is not authorized to issue
      Class B Shares.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments, were as follows:

                                                                                                         Nuveen Flagship
                                                                 Nuveen          Nuveen Flagship              New Jersey
                                                             New Jersey               New Jersey            Intermediate
                                                            ------------------------------------------------------------
                                                             Year ended          One month ended       Nine months ended
                                                                1/31/97                  2/28/97                 2/28/97
------------------------------------------------------------------------------------------------------------------------
Purchases
Investments in municipal securities                         $14,065,387              $       ---              $  817,828
Investments in municipal securities in the
 reorganization of Nuveen New Jersey                                ---               58,667,900                     ---
Investments in municipal securities in the
 reorganization of Flagship New Jersey                              ---               10,232,563                     ---
Temporary municipal investments                              16,400,000                  400,000                     ---
Temporary municipal investments in the
 reorganization of Nuveen New Jersey                                ---                1,600,000                     ---

Sales
Investments in municipal securities                           5,905,125                      ---               2,109,785
Temporary municipal investments                              14,800,000                  400,000                     ---
========================================================================================================================

The identified cost of investments owned for the federal income tax purposes was the same as the cost for financial reporting purposes for the periods covered by this report.

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report


The Nuveen Flagship Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                                   Nuveen  Nuveen Flagship
                                                 Flagship       New Jersey
                                              New Jersey*     Intermediate
                                              ----------------------------
                                                  2/28/97          2/28/97
--------------------------------------------------------------------------
Expiration year:
 2002                                            $170,150         $    ---
 2003                                             424,626          198,683
 2004                                             116,050              ---
--------------------------------------------------------------------------
Total                                            $710,826         $198,683
==========================================================================

* Due to the reorganization of Nuveen New Jersey and Flagship New Jersey into Nuveen Flagship New Jersey (see note 1 of the Notes to Financial Statements), Nuveen New Jersey and Flagship New Jersey had net capital losses from investment transactions of $576,597 and $134,229, respectively, which were carried forward into Nuveen Flagship New Jersey, as permitted under applicable tax regulations.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments were as follows:

                                                                Nuveen Flagship
                                    Nuveen     Nuveen Flagship       New Jersey
                                New Jersey          New Jersey     Intermediate
                                -----------------------------------------------
                                   1/31/97             2/28/97          2/28/97
-------------------------------------------------------------------------------
Gross unrealized:
 Appreciation                   $1,859,073          $2,464,264         $363,882
 Depreciation                     (297,571)           (213,783)          (1,888)
-------------------------------------------------------------------------------
Net unrealized appreciation     $1,561,502          $2,250,481         $361,994
===============================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                  Management Fee
-------------------------------------------------------------
For the first $125 million                        .5500 of 1%
For the next $125 million                         .5375 of 1
For the next $250 million                         .5250 of 1
For the next $500 million                         .5125 of 1
For the next $1 billion                           .5000 of 1
For net assets over $2 billion                    .4750 of 1
-------------------------------------------------------------

Prior to the reorganization (see note 1 of the Notes to Financial
Statements) Nuveen Flagship New Jersey Intermediate paid a management fee of .50 of 1%.

From inception of Nuveen New Jersey on December 13, 1991, through January 31, 1997, the Adviser waived part of its management fees or reimbursed certain expenses of the Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of each class excluding any 12b-1 fees applicable to Class A and Class C Shares. From inception of Nuveen Flagship New Jersey on February 1, 1997, through July 31, 1997, the Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of each class, excluding any 12b-1 fees applicable to Class A, Class B and Class C Shares. In addition, the Adviser may also voluntarily reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

During the fiscal year ended January 31, 1997, for Nuveen New Jersey, the Distributor received 12b-1 distribution and service fees, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected approximately $203,300 of sales charge on purchases, of which $184,300 was paid out as concessions to authorized dealers.

During the one month ended February 28, 1997, for Nuveen Flagship New Jersey, the Distributor compensated authorized dealers directly with approximately $1,900 in commission advances on Class B and Class C Share sales. Class B and Class C Shares purchased are subject to a contingent deferred sales charge to be received by the Distributor if the shares are redeemed within a specified period of purchase. For the period February 1, 1997, through February 28, 1997, the Distributor received approximately $100 in such contingent deferred sales charges. The Distributor also received 12b-1 distribution and service fees, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments. In addition, the Distributor collected approximately $3,000 of sales charge on purchases, of which $2,900 was paid out as concessions to authorized dealers.

During the nine months ended February 28, 1997, for Nuveen Flagship New Jersey Intermediate, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected 12b-1 service fees, substantially all of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments. Additionally, the Distributor collected approximately $6,300 of sales charge on purchases of which $5,000 was paid out as concessions to authorized dealers.

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report


7. Composition of Net Assets
There were an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                         Nuveen    Nuveen Flagship
                                          Nuveen       Flagship         New Jersey
                                      New Jersey     New Jersey       Intermediate
                                     ---------------------------------------------
                                         1/31/97        2/28/97            2/28/97
----------------------------------------------------------------------------------
Capital paid-in                      $61,608,174    $71,781,229         $6,847,574
Balance of undistributed net
 investment income                           ---            577                 33
Accumulated net realized gain (loss)
 from investment transactions           (581,591)      (715,865)          (198,683)
Net unrealized appreciation or
 depreciation of investments           1,561,502      2,250,481            361,994
----------------------------------------------------------------------------------
 Net assets                          $62,588,085    $73,316,422         $7,010,918
==================================================================================

8. Investment Composition
The Funds invest in municipal securities which include general obligation, escrowed and revenue bonds. The revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                        Nuveen     Nuveen Flagship
                                      Nuveen          Flagship          New Jersey
                                  New Jersey        New Jersey        Intermediate
                                  ------------------------------------------------
                                     1/31/97           2/28/97             2/28/97
----------------------------------------------------------------------------------
Revenue Bonds:
 Health Care Facilities               15%               15%               16%
 Pollution Control                     9                10                15
 Housing Facilities                   14                14                --
 Educational Facilities                5                 5                11
 Transportation                       10                 9                 4
 Water/Sewer Facilities                4                 5                 5
 Lease Rental Facilities               3                 3                 5
 Electric Utilities                    4                 4                 4
 Other                                10                 9                11
General Obligation Bonds              16                17                29
Escrowed Bonds                        10                 9                --
----------------------------------------------------------------------------------
                                     100%              100%              10%
==================================================================================

Certain long-term and intermediate-term investments owned by the Funds are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (40% for Nuveen New Jersey, 42% for Nuveen Flagship New Jersey and 41% for Nuveen Flagship New Jersey Intermediate). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third-party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                             Financial Highlights

             Financial Highlights


             Selected data for a share outstanding throughout each period is as follows:


                                            Operating Performance               Less distributions
                                          --------------------------       ----------------------------




                                                                 Net
                                   Net                    realized &       Dividends                            Net      Total
                                 asset                    unrealized       from tax-                          asset     return
                                 value           Net     gain (loss)      exempt net      Distributions       value     on net
Nuveen Flagship              beginning    investment            from      investment       from capital      end of      asset
New Jersey**                 of period      income++     investments          income              gains      period     value+
---------------------------------------------------------------------------------------------------------------------------------
Class A
One month ended 2/28/97        $10.220         $.046          $ .041          $(.047)            $    -     $10.260        .85%

Year ended 1/31,
 1997                           10.400          .478           (.148)          (.510)                 -      10.220       3.31
 1996                            9.730          .519            .685           (.534)                 -      10.400      12.63
9/6/94 to 1/31/95               10.030          .205           (.209)          (.210)             (.086)      9.730        .02
Class B
One month ended 2/28/97         10.220          .049            .031           (.040)                 -      10.260        .78
Class C
One month ended 2/28/97         10.200          .042            .050           (.042)                 -      10.250        .90

Year ended 1/31,
 1997                           10.380          .410           (.158)          (.432)                 -      10.200       2.53
 1996                            9.710          .443            .683           (.456)                 -      10.380      11.80
9/12/94 to 1/31/95               9.770          .159           (.050)          (.169)                 -       9.710       1.16
Class R
One month ended 2/28/97         10.230          .048            .040           (.048)                 -      10.270        .86

Year ended 1/31,
 1997                           10.410          .491           (.137)          (.534)                 -      10.230       3.55
 1996                            9.740          .551            .677           (.558)                 -      10.410      12.88
 1995                           10.710          .524           (.886)          (.522)             (.086)      9.740      (3.27)
 1994                            9.960          .513            .810           (.513)             (.060)     10.710      13.60
 1993                            9.525          .445            .431           (.441)                 -       9.960       9.36
12/13/91 to 1/31/92              9.525             -               -               -                  -       9.525          -
-------------------------------------------------------------------------------------------------------------------------------

See notes on page 44.

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

                                       Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------

                                                                          Ratio                     Ratio
                                                                         of net                    of net
                                                 Ratio of            investment     Ratio of   investment
                                                 expenses             income to     expenses    income to
                                               to average               average   to average      average
                                               net assets            net assets   net assets   net assets
                             Net assets            before                before        after        after    Portfolio
                          end of period        reimburse-            reimburse-   reimburse-   reimburse-     turnover
                         (in thousands)              ment                  ment       ment++       ment++         rate
----------------------------------------------------------------------------------------------------------------------------------
Class A
One month ended 2/28/97         $27,879              1.01%*                5.43%*        .55%*       5.89%*          -%*

Year ended 1/31,
 1997                            17,072              1.13                  4.85         1.00         4.98           10
 1996                            10,661              1.25                  4.85         1.00         5.10           39
9/6/94 to 1/31/95                 2,741              1.31*                 5.03*        1.00*        5.34*          32
Class B
One month ended 2/28/97              74              1.77*                 5.71*        1.27*        6.21*           -

One month ended 2/28/97           2,712              1.56*                 4.89*        1.10*        5.35*           -

Year ended 1/31,
 1997                             2,611              1.88                  4.09         1.75         4.22           10
 1996                             1,065              1.96                  4.16         1.75         4.37           39
9/12/94 to 1/31/95                  464              2.00*                 4.37*        1.75*        4.62*          32
Class R
One month ended 2/28/97          42,651               .81*                 5.63*         .35*        6.09*           -

Year ended 1/31,
 1997                            42,905               .89                  5.10          .75         5.24           10
 1996                            43,304               .98                  5.20          .75         5.43           39
 1995                            39,582               .89                  5.18          .75         5.32           32
 1994                            36,462               .98                  4.61          .75         4.84           52
 1993                            16,208              1.43*                 4.28*         .75*        4.96*           9
12/13/91 to 1/31/92                  15                 -                     -            -            -            -
----------------------------------------------------------------------------------------------------------------------------------



                                          Operating Performance          Less distributions
                                          ---------------------    -----------------------------


                                                            Net
                                    Net              realized &    Distributions                          Net  Total
                                  asset              unrealized        from tax-                        asset return
Nuveen Flagship                   value        Net  gain (loss)       exempt net   Distributions        value on net
New Jersey                    beginning investment         from       investment   from capital        end of  asset
Intermediate**                of period   income++  investments           income          gains       period  value+
---------------------------------------------------------------------------------------------------------------------
Class A
Nine months ended 2/28/97       $10.140      $.378       $ .162          $(.380)         $    -      $10.300    5.41%
Year ended 5/31,
 1996                            10.250       .510        (.110)          (.510)              -       10.140    3.89
 1995                            10.040       .500         .220           (.510)              -       10.250    7.42
 1994                            10.150       .530        (.100)          (.520)          (.020)***   10.040    4.27
9/16/92 to 5/31/93                9.700       .340         .450           (.340)              -       10.150   11.07
---------------------------------------------------------------------------------------------------------------------


    *   Annualized.

    ** Nuveen Flagship New Jersey information included prior to the one month ended February 28, 1997, reflects the financial highlights of Nuveen New Jersey. Nuveen Flagship New Jersey Intermediate information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship New Jersey Intermediate.

    *** The amounts shown reflect distributions in excess of capital gains.

    + Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. The total returns shown for Class A Shares do not include the effect of applicable sales charge on purchases. The total returns shown for Class B and Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any sales charge on purchases or contingent deferred sales charges.

     ++ Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser (see note 6 of the Notes to Financial Statements).

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report




                                  Ratios/Supplemental data
---------------------------------------------------------------------------------
                                      Ratio                     Ratio
                                     of net                    of net
                      Ratio of   investment     Ratio of   investment
                      expenses    income to     expenses    income to
                    to average      average   to average      average
                    net assets   net assets   net assets   net assets
        Net assets      before       before        after        after   Portfolio
     period end of  reimburse-   reimburse-   reimburse-   reimburse-    turnover
    (in thousands)        ment         ment       ment++       ment++        rate
---------------------------------------------------------------------------------

            $7,011        1.93%*       3.69%*        .68%*       4.94%*        11%

             8,318        1.71         3.79          .60         4.90          17
             9,217        1.81         3.92          .69         5.04          35
             9,321        1.81         3.45          .16         5.10          27
             5,649        2.70*        2.54*         .40*        4.84*         29
=================================================================================

             Report of Independent Public Accountants



             To the Board of Trustees and Shareholders of Nuveen Multistate Tax-Free Trust and
             Nuveen Flagship Multistate Trust II:

             We have audited the accompanying statement of net assets of Nuveen Multistate Tax-Free Trust (a Massachusetts business trust comprising the Nuveen New Jersey Tax-Free Value Fund), including the portfolio of investments, as of January 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon and we have audited the accompanying statements of net assets for the Nuveen Flagship Multistate Trust II (a Massachusetts business trust comprising the Nuveen Flagship New Jersey and New Jersey Intermediate Funds), including the portfolios of investments, as of February 28, 1997, and the related statements of operations, changes in net assets and financial highlights for the periods indicated thereon, except for the financial statements and financial highlights for the Nuveen Flagship New Jersey Intermediate Bond Fund for the years ended May 31, 1996 and prior which were audited by other auditors whose report dated July 3, 1996, expressed an unqualified opinion on those financial statements and financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

             We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securites owned by the Nuveen New Jersey Tax-Free Value Fund as of January 31, 1997, and by the Nuveen Flagship New Jersey and New Jersey Intermediate Municipal Bond Funds as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Multistate Tax-Free Trust as of January 31, 1997, and the Nuveen Flagship Multistate Trust II as of February 28, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

             ARTHUR ANDERSEN LLP

             Chicago, Illinois

             March 21, 1997

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report



                  Shareholder Meeting Report
                  Nuveen New Jersey

                  On January 10, 1997, the Nuveen New Jersey Tax-Free Value Fund held a Special Meeting of Shareholders. At that meeting, shareholders approved the following matters:

                                                        A Shares     C Shares       R Shares
--------------------------------------------------------------------------------------------
(1)  Election of the Fund's
     Board of Trustees:
--------------------------------------------------------------------------------------------
     (A)  Bremner                  For                   883,908      139,347      2,859,654
                                   Withhold                4,755            -         43,708
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (B)  Brown                    For                   883,908      139,347      2,861,911
                                   Withhold                4,755            -         41,451
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (C)  Dean                     For                   883,908      139,347      2,861,911
                                   Withhold                4,755            -         41,451
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (D)  Impellizzeri             For                   883,908      139,347      2,861,537
                                   Withhold                4,755            -         41,825
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (E)  Rosenheim                For                   883,533      139,347      2,861,461
                                   Withhold                5,130            -         41,901
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (F)  Sawers                   For                   883,908      139,347      2,861,539
                                   Withhold                4,755            -         41,823
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (G)  Schneider                For                   883,908      139,347      2,861,911
                                   Withhold                4,755            -         41,451
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
     (H)  Schwertfeger             For                   883,908      139,347      2,861,539
                                   Withhold                4,755            -         41,823
                                   ---------------------------------------------------------
                                   Total                 888,663      139,347      2,903,362
--------------------------------------------------------------------------------------------
(2)  Fund Reorganization           For                   661,399      110,803      2,562,193
                                   Against                16,695            -         56,043
                                   Abstain                18,620       16,793         91,716
                                   ---------------------------------------------------------
                                   Total                 696,714      127,596      2,709,952
--------------------------------------------------------------------------------------------
                                   Broker Non Votes      191,949       11,751        193,410
                                   ---------------------------------------------------------

                     Shareholder Meeting Report
                     Flagship New Jersey


                     On January 10, 1997, the Flagship New Jersey Double Tax Exempt Fund held a Special Meeting of Shareholders. At that meeting, shareholders approved the following matters:

                                                                         For      Withhold          Total
---------------------------------------------------------------------------------------------------------
1  Elections of the Fund's
   Board of Trustees:

     (A) Bremner                                                     974,673        10,500        985,173
     (B) Brown                                                       974,673        10,500        985,173
     (C) Dean                                                        974,673        10,500        985,173
     (D) Impellizzeri                                                974,673        10,500        985,173
     (E) Rosenheim                                                   974,673        10,500        985,173
     (F) Sawers                                                      974,673        10,500        985,173
     (G) Schneider                                                   974,673        10,500        985,173
     (H) Schwertfeger                                                974,673        10,500        985,173
---------------------------------------------------------------------------------------------------------

                                                                                                   Broker
                                                For         Against     Abstain        Total    Non-Votes
---------------------------------------------------------------------------------------------------------
2  Advisory Agreement was reached as follows:   884,640       3,705      26,950      915,295       69,878

3  12b-1 Plan was reached as follows:           806,758      19,083      89,454      915,295       69,878

4  Reorganization was reached as follows:       573,140       5,682      20,665      599,487      385,686
---------------------------------------------------------------------------------------------------------

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report



                  Shareholder Meeting Report
                  Flagship New Jersey Intermediate


                  On January 10, 1997, the Flagship New Jersey Intermediate Tax Exempt Fund held a Special Meeting of Shareholders. At that meeting, shareholders approved the following matters:

                                                                                                       Broker
                                                    For         Against     Abstain        Total    Non-Votes
-------------------------------------------------------------------------------------------------------------
1  Approval of a new investment advisory
   agreement with Nuveen Advisory Corp.
   was reached as follows:                          509,069      22,791      11,345      543,205       46,731

2  Approval of an Agreement and Plan of
   Reorganization and the transaction
   contemplated thereby was reached as follows:     387,801      15,046      13,933      416,780      173,156

3  Approve certain changes to the Trust's
   investment objective and fundamental policies
   was reached as follows:
     (A) Investment Objective                       386,586      28,647       1,547      416,780      173,156
     (B) Investment Assets                          386,586      28,647       1,547      416,780      173,156
     (C) Type of Securities                         386,586      28,647       1,547      416,780      173,156
     (D) Borrowing                                  386,586      28,647       1,547      416,780      173,156
     (E) Pledges                                    386,586      28,647       1,547      416,780      173,156
     (F) Senior Securities                          386,586      28,647       1,547      416,780      173,156
     (G) Underwriting                               386,586      28,647       1,547      416,780      173,156
     (H) Real Estate                                386,586      28,647       1,547      416,780      173,156
     (I) Commodities                                386,586      28,647       1,547      416,780      173,156
     (J) Loans                                      386,586      28,647       1,547      416,780      173,156
     (K) Short Sales/Margin Purchases               384,586      28,647       3,547      416,780      173,156
     (L) Put and Call Options                       384,586      28,647       3,547      416,780      173,156
     (M) Industry Concentration                     386,586      28,647       1,547      416,780      173,156
     (N) Affiliate Purchases                        384,586      28,647       3,547      416,780      173,156
     (O) Investment Companies                       386,586      28,647       1,547      416,780      173,156
4  12b-1 Fees                                       503,511      28,349      11,345      543,205       46,731
-------------------------------------------------------------------------------------------------------------

                           Shareholder Meeting Report
                           Flagship New Jersey Intermediate
                           -- continued

                                                        For  Withhold      Total
--------------------------------------------------------------------------------
5  Approval of the Trustees to the Board of
   Trustees of the Fund was reached as follows:

     (A) Bremner                                    571,080    18,856    589,936
     (B) Brown                                      571,080    18,856    589,936
     (C) Dean                                       571,080    18,856    589,936
     (D) Impellizzeri                               571,080    18,856    589,936
     (E) Rosenheim                                  571,080    18,856    589,936
     (F) Sawers                                     571,080    18,856    589,936
     (G) Schneider                                  571,080    18,856    589,936
     (H) Schwertfeger                               571,080    18,856    589,936
--------------------------------------------------------------------------------

                                                     Nuveen Municipal Bond Funds
                                                                   Annual Report

                          Shareholder Information


NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

National Funds/1/

State Funds
Alabama             Michigan
Arizona             Missouri
California/2/       New Jersey/3/
Colorado            New Mexico
Connecticut         New York/2/
Florida/3/          North Carolina
Georgia             Ohio
Kansas              Pennsylvania
Kentucky/4/         South Carolina
Louisiana           Tennessee
Maryland            Virginia
Massachusetts/2/    Wisconsin

1. Long-term, insured long-term, intermediate-term and limited-term portfolios.
2.  Long-term and insured long-term portfolios.
3.  Long-term and intermediate-term portfolios.
4.  Long-term and limited-term portfolios.


                          To purchase additional shares of your Nuveen
                          Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

                          You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

                          For more information on the service options listed above, call your adviser, or Nuveen at (800) 621-7227.

Fund Information


BOARD OF DIRECTORS
Robert P. Bremner

Lawrence H. Brown

Anthony T. Dean

Anne E. Impellizzeri

Margaret K. Rosenheim

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, New York 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, Colorado 80217-5330

(800) 621-7227

LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
JOHN NUVEEN, SR.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized municipal research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



[NUVEEN LOGO]

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286

(800) 621-7227


                                                                      VAN-2-1.97

NUVEEN

Municipal
Bond Funds

February 28, 1997

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO OF COUPLE APPEARS HERE]

New York

Contents



 2 Dear Shareholder

 4 Answering Your Questions

 6 New York Overview

 8 New York Insured Overview

11 Financial Section

51 Shareholder Meeting Results

52 Shareholder Information

53 Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

It is my pleasure to report to you on the performance of the Nuveen Flagship New York Municipal Bond Fund and the Nuveen New York Insured Municipal Bond Fund, and to welcome new investors to our family of investments. Both of these funds rewarded investors during the fiscal year with consistent performance, delivering attractive tax-free income while also preserving your capital. At the same time, the funds added a measure of stability to investor portfolios containing more volatile equity funds.

As of the fiscal year end, investors in the Nuveen Flagship New York Municipal Bond Fund's A shares were receiving dividends providing an annualized tax-free current yield on net asset value of 4.61%, while investors in the Nuveen New York Insured Municipal Bond Fund's A shares were receiving 4.38% annually. To receive these yields on an after-tax basis, investors in the 40.5% federal and state income tax bracket would have had to receive 7.75% and 7.36%, respectively, from comparable taxable investments.

Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you. In January we acquired Flagship Resources Inc., a respected manager of municipal bond mutual funds, based in Dayton, Ohio. This added 19 mutual funds to the Nuveen family, giving investors an expanded array of tax-free investment solutions for their personal portfolios. As we increase our product offerings, we now offer you more flexibility to purchase fund shares according to your specific circumstances through expanded pricing options.

"Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you."

In January, the Nuveen New York Tax-Free Value Fund merged with the Flagship New York Tax-Exempt Fund to reduce operating expenses and to benefit shareholders. The combined fund's fiscal year end will now be February 28. The next report for the New York funds will be the semiannual report dated August 31, 1997.

Nuveen also has created new equity and balanced funds to help investors keep more of what they have earned. In November we launched the Nuveen Growth and Income Stock Fund, a fund that seeks to provide superior stock market performance with moderated risk. Last month we introduced two new balanced mutual funds, each designed to provide investors an attractive combination of long-term growth potential and current income.

Nuveen prides itself on helping more than 1.3 million investors maintain the lifestyle they currently enjoy by providing quality investment solutions with reduced risk. Thank you for your continued confidence in Nuveen and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 14, 1997

Answering Your Questions

[PHOTO OF TOM SPALDING APPEARS HERE]

Tom Spalding, head of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

What key economic factors affected these funds during the past year?

In the last 12 months, the bond market -- despite some fluctuations -- was relatively stable compared with recent years. Following a strong start to the year, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets with alternating enthusiasm and uncertainty. In the third quarter of 1996, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period.

Throughout the year, stock market euphoria focused investors' attention on stocks and brought record amounts of new money into stock funds, bypassing the bond market. Some investors, concerned about a possible correction in the stock market, decided to take their profits, but adopted a wait-and-see attitude about investing capital gains, electing to go with short-term vehicles until a clearer picture of market trends emerged. These events affected demand for bond issues of all types in the last year.

Given this market environment, how did the funds perform?

Both the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund rewarded investors with total returns on net asset value for the period, recording price changes and reinvested dividends of 5.08% and 4.02%, respectively. During the same period, the Lehman Brothers Municipal Bond Index, which does not incur operating expenses or transaction costs, reported a 5.51% total return.

What strategies did you employ to add value?

The fluctuations of 1996 created specific inefficiencies in the market, enabling Nuveen to uncover and take advantage of price discrepancies to improve fund portfolios. For example, we were able to enhance the durability of the funds' dividends by

"We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market."

purchasing bonds with longer call protection. These bonds were less in demand as interest rates began to rise in 1996, creating a value investing opportunity. These bonds then appreciated in value more than other bonds as rates moved down during the year.

What is the current status of New York's municipal market?

1997 is proving to be an eventful year in the New York municipal marketplace. Deregulation in both the health care and electric utility industries is expected to lead to lower costs and various realignments in relative credit quality. Most prominent in this development is the proposed partial takeover of Long Island Lighting's assets by the State of New York, which would sell $7.2 billion in tax-exempt bonds. The sale would be the largest municipal bond issue in United States history, and is expected to have dramatic effects upon the New York bond market. Major ratings changes included an upgrade to the Metropolitan Transportation Authority's Transit Facility Revenue Bonds, and a long overdue downgrade for the City of Syracuse General Obligation Bonds. Many challenges lie ahead for New York bondholders, including the long term effects of welfare reform and lingering economic problems in upstate and western New York cities.

What is the current economic outlook?

A look at the current environment shows continued economic growth characterized by low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. Although inflation remains at the same subdued levels it has exhibited over the past six years, the strength of the current economic expansion encouraged the Federal Reserve to make a preemptive strike against inflation's potential return. It raised short-term interest rates by 0.25% at the end of March. While the bond market had already anticipated and discounted much of the impact of this tightening, the Fed's action set off a decline in the equity market that -- in combination with the attractive yields currently available -- increased interest in municipal bonds on the part of investors looking to move out of stocks. We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market.

                                   New York
                                   Overview


                           [PIE CHART APPEARS HERE]

Credit Quality

NR 1%
AAA 29%
AA 12%
A 12%
BB 1%
BBB 45%

                           [PIE CHART APPEARS HERE]

Diversification

Lease Rental 20%
Educational Facilities 16%
Transportation 3%
General Obligations 12%
Other 8%
Health Care Facilities 7%
Escrowed Bonds 11%
Water and Sewer 3%
Housing Facilities 20%


Fund Highlights
----------------------------------------------------------------------------------
Share Class                                         A        B        C          R
Inception Date                                   9/94     2/97     9/94      12/86
Net Asset Value (NAV)                          $10.53   $10.53   $10.56   $  10.55
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Net Assets ($000)                                                   $228,362
Average Weighted Maturity (years)                                             21.1
Duration (years)                                                               7.5
----------------------------------------------------------------------------------

Annualized Total Return(1)
----------------------------------------------------------------------------------
Share Class                          A(NAV)  A(Offer)        B        C          R
1-Year                                5.07%     0.66%    4.26%    4.31%      5.26%
5-Year                                7.32%     6.40%    6.62%    6.65%      7.63%
10-Year                               6.99%     6.53%    6.27%    6.26%      7.28%
----------------------------------------------------------------------------------

Tax-Free Yields
----------------------------------------------------------------------------------
Share Class                          A(NAV)  A(Offer)        B        C          R
Dist Rate                             5.39%     5.16%    4.64%    4.84%      5.58%
SEC 30-Day Yld                        4.61%     4.42%    3.66%    3.86%      4.86%
Taxable Equiv Yld(2)                  7.75%     7.43%    6.15%    6.49%      8.17%
----------------------------------------------------------------------------------

1 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a (4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

2 Based on the SEC yield and on a combined federal and state income tax rate of 40.5%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                                    Nuveen Flagship New York Municipal Bond Fund
                                                 February 28, 1997 Annual Report

*The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.20%) and all ongoing fund expenses.

Index Comparison*

[GRAPH APPEARS HERE]

[PLOT POINTS TO COME]

--Lehman Brothers Municipal Bond Index                 $20,863
--Nuveen Flagship New York Municipal Bond Fund (NAV) $19,641 --Nuveen Flagship New York Municipal Bond Fund (Offer) $18,816 Past Performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

[PLOT POINTS TO COME]

In December 1996, shareholders received a capital gains distribution of $0.043 per share.

                               New York Insured
                               Overview

Credit Quality

[PIE CHART APPEARS HERE]

AA   1%
AAA 99%

Diversification

[PIE CHART APPEARS HERE]

Other                   6%
Health Care Facilities  9%
Water and Sewer        10%
Escrowed Bonds         17%
Lease Rental            2%
Educational Facilities 10%
Transportation         10%
General Obligations    16%
Housing Facilities     20%

Fund Highlights
=======================================================
Share Class                   A       B       C       R

Inception Date             9/94    2/97    9/94   12/86
Net Asset Value (NAV)    $10.50  $10.50  $10.48  $10.49
-------------------------------------------------------

-------------------------------------------------------
Total Net Assets ($000)                        $358,459
Average Weighted Maturity (years)                  21.3
Duration (years)                                    7.0
-------------------------------------------------------

Annualized Total Return/1/
=======================================================
Share Class     A(NAV)  A(Offer)      B       C       R

1-Year           4.02%    -0.35%  3.17%   3.06%    4.15%
5-Year           6.95%     6.03%  6.19%   6.17%    7.20%
10-Year          6.65%     6.09%  5.90%   5.87%    6.91%
--------------------------------------------------------

Tax-Free Yields
========================================================
Share Class     A(NAV)  A(Offer)      B       C        R

Dist Rate        4.97%     4.76%  4.23%   4.41%    5.15%
SEC 30-day Yld   4.38%     4.20%  3.60%   3.80%    4.58%
Taxable Equiv
 Yld/2/          7.36%     7.06%  6.05%   6.39%    7.70%
--------------------------------------------------------

/1/ Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

/2/ Based on the SEC yield and on a combined federal and state income tax rate of 40.5%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                            Nuveen Flagship New York Insured Municipal Bond Fund
                                                 February 28, 1997 Annual Report

Index Comparison*

[GRAPH CHART APPEARS HERE]


[PLOT POINTS TO COME]


--- Lehman Brothers Municipal Bond Index                        $20,863
--- Nuveen New York Insured Municipal Bond Fund (NAV)           $19,038
--- Nuveen New York Insured Municipal Bond Fund (Offer)         $18,238
Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]


[PLOT POINTS TO COME]

* The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.50%) and all ongoing fund expenses.

Financial Section


    Contents

12  Portfolio of Investments
34  Statement of Net Assets
35  Statement of Operations
36  Statement of Changes in Net Assets
37  Notes to Financial Statements
45  Financial Highlights

              Portfolio of Investments
              Nuveen Flagship New York
  Principal                                                                Optional Call                   Market
     Amount   Description                                                    Provisions*   Ratings**        Value
-------------------------------------------------------------------------------------------------------------------
 $  500,000   Certificates of Participation, The State of New York,        9/97 at 102          Baa1     $  519,645
                Commissioner of the Office of Mental Health of the
                State of New York, 8.300%, 9/01/12

    500,000   Dormitory Authority of the State of New York, Hospital       2/98 at 102           AAA        524,460
                Revenue Bonds, Long Island Jewish Medical Center
               (FHA-Insured Mortgage), Series 1988, 7.750%, 8/15/27

    500,000   Dormitory Authority of the State of New York, City           7/98 at 102          Baa1        535,650
                University Refunding Bonds, 1988B Issue,
                8.200%, 7/01/13

    750,000   Dormitory Authority of the State of New York, GNMA           2/99 at 102           AAA        805,448
                Collateralized Revenue Bonds (Park Ridge Housing, Inc.
                Project), Series 1989, 7.850%, 2/01/29

  2,135,000   Dormitory Authority of the State of New York, United         2/00 at 102           AAA      2,297,409
                Health Services, Inc., FHA-Insured Mortgage Revenue
                Bonds, Series 1989, 7.350%, 8/01/29

  1,000,000   Dormitory Authority of the State of New York, City           7/00 at 102           Aaa      1,123,240
                University System Consolidated Revenue Bonds, Series
                1990A, 7.625%, 7/01/20 (Pre-refunded to 7/01/00)

  2,000,000   Dormitory Authority of the State of New York, State          5/00 at 102          Baa1      2,172,300
                University Educational Facilities Revenue Bonds,
                Series 1990A, 7.400%, 5/15/01

    400,000   Dormitory Authority of the State of New York,                8/01 at 102            AA        442,160
                Menorah Campus, Inc., FHA-Insured Mortgage
                Revenue Bonds, Series 1991, 7.400%, 2/01/31

    245,000   Dormitory Authority of the State of New York, Iroquois       2/01 at 102          AA--        262,976
                Nursing, Insured Revenue Bonds, Series 1991,
                7.000%, 2/01/15

    750,000   Dormitory Authority of the State of New York, City          No Opt. Call          Baa1        870,653
                University System Consolidated, Second General
                Resolution Revenue Bonds, Series 1990C,
                7.500%, 7/01/10

  2,250,000   Dormitory Authority of the State of New York,          4/97 at 115 20/32          Baa1      2,626,223
                Judicial Facilities Lease Revenue Bonds, (Suffolk
                County Issue), Series 1991A, 9.500%, 4/15/14

    250,000   Dormitory Authority of the State of New York,                7/01 at 102          Baa1        282,053
                Department of Health Revenue Bonds, Veterans
                Home, Series 1990, 7.250%, 7/01/21

    500,000   Dormitory Authority of the State of New York, Revenue        7/01 at 102          Baa1        544,985
                Bonds, State University Athletic Facility Issue,
                 Series 1991, 7.250%, 7/01/21

                                                      Nuveen Municipal Bond Fund
                                                 February 28, 1997 Annual Report

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
   $300,000   Dormitory Authority of the State of New York, State of       7/01 at 102          Baa1   $  343,818
                New York Department of Education, Revenue Bonds,
                Series 1991, 7.750%, 7/01/21
                (Pre-refunded to 7/01/01)

    985,000   Dormitory Authority of the State of New York, Dormitory      7/04 at 102          Baa1    1,172,968
                Revenue Bonds, State University Issue, Series X,
                7.400%, 7/01/24

  2,000,000   Dormitory Authority of the State of New York, State         No Opt. Call          Baa1    2,014,800
                University Educational Facilities, Revenue Bonds,
                Series 1993A, 5.500%, 5/15/08

  1,500,000   Dormitory Authority of the State of New York, City          No Opt. Call          Baa1    1,525,005
                University System Consolidated Second General
                Resolution Revenue Bonds, Series 1993A,
                5.750%, 7/01/07

  1,375,000   Dormitory Authority of the State of New York, University     7/04 at 102            A1    1,341,574
                of Rochester, Strong Memorial Hospital Revenue
                Bonds, Series 1994, 5.500%, 7/01/21

  2,225,000   Dormitory Authority of the State of New York, Court      5/03 at 101 1/2          Baa1    2,128,836
                Facilities Lease Revenue Bonds, (The City of
                New York Issue), Series 1993A, 5.700%, 5/15/22

              Dormitory Authority of the State of New York, State
              University Education Facilities, Revenue Bonds,
              Series 1993B:
  1,125,000     5.250%, 5/15/09                                            No Opt.Call          Baa1    1,103,063
  1,000,000     5.250%, 5/15/19                                           No Opt. Call          Baa1      931,120

  1,000,000   Dormitory Authority of the State of New York, State          7/04 at 102          Baa1    1,018,650
                University Educational Facilities, Revenue Bonds,
                Series 1994B, 6.250%, 7/01/24

  2,225,000   Dormitory Authority of the State of New York, City          No Opt. Call          Baa1    2,237,215
                University Refunding Bonds, 1993C Issue,
                5.750%, 7/01/12

  2,100,000   Dormitory Authority of the State of New York, University     7/04 at 102            A1    2,271,360
                of Rochester, Revenue Bonds, Series 1994A,
                6.500%, 7/01/19

              Dormitory Authority of the State of New York, Revenue
              Bonds, Upstate Community Colleges, Series 1995A:

  2,195,000     6.500%, 7/01/07                                           No Opt. Call          Baa1    2,363,488
  1,000,000     6.250%, 7/01/25                                            7/05 at 102          Baa1    1,020,120

  2,000,000   Dormitory Authority of the State of New York, Nursing        7/05 at 102           Aa3    2,005,240
                Homes Revenue Bonds, (Letter of Credit Secured),
                1995 Issue A, 5.750%, 7/01/17

              Portfolio of Investments
              Nuveen Flagship New York -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
 $1,500,000   Dormitory Authority of the State of New York, City          No Opt. Call          Baa1   $1,477,290
                University System Consolidated Revenue Bonds, Second
                General Resolution Revenue Bonds, Series 1995A,
                5.625%, 7/01/16

  1,500,000   Dormitory Authority of the State of New York,                7/05 at 102          Baa1    1,607,760
                Department of Health of the State of New York,
                Revenue Bonds, Series 1995, 6.625%, 7/01/24

  2,500,000   Dormitory Authority of the State of New York, W.K.           8/06 at 102           AAA    2,542,375
                Nursing Home Corporation, FHA-Insured Mortgage
                Revenue Bonds, Series 1996, 5.950%, 2/01/16

  2,000,000   Dormitory Authority of the State of New York, Bishop         7/06 at 102            Aa    2,038,560
                Henry R. Hucles Nursing Home, Inc., Revenue Bonds,
                Series 1996, 6.000%, 7/01/24

  1,000,000   Dormitory Authority of the State of New York, NYACK         No Opt. Call           Baa    1,019,960
                Hospital, Revenue Bonds, Series 1996, 6.000%, 7/01/06

  1,620,000   Dormitory Authority of the State of New York, Cooper Union,  7/06 at 102           Aaa    1,557,419
                Insured Revenue Bonds, Series 1996, 5.375%, 7/01/20

  3,000,000   New York Local Government Assistance Corporation,            4/04 at 100             A    2,684,670
                Series 1993B, Refunding Bonds, 5.000%, 4/01/23

  2,000,000   New York Medical Care Facilities Finance Agency,             2/02 at 100           Aaa    1,895,800
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1992 Series A, 5.500%, 8/15/21

  1,250,000   New York State Energy Research and Development               6/02 at 102           Ba1    1,338,188
                Authority, Electric Facilities Revenue Bonds, (Long Island
                Lighting Company Project), 1989 Series A,
                7.150%, 9/01/19 (Alternative Minimum Tax)

    500,000   New York State Energy Research and Development               1/03 at 102           Ba1      531,035
                Authority, Electric Facilities Revenue Bonds, (Long Island
                Lighting Company Project), 1992 Series D,
                6.900%, 8/01/22 (Alternative Minimum Tax)

    350,000   New York State Energy Research and Development               1/00 at 101            A1      374,980
                Authority, Electric Facilities Revenue Bonds, Series
                1991A, (Consolidated Edison Company of New York, Inc.
                Project), 7.500%, 1/01/26 (Alternative Minimum Tax)

  1,500,000   New York State Energy Research and Development               7/05 at 102           Aaa    1,563,525
                Authority, Facilities Refunding Revenue Bonds, Series
                1995, (Consolidated Edison Company of New York, Inc.
                Project), 6.100%, 8/15/20


                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$ 1,545,000   New York State Environmental Facilities Corporation,         3/03 at 101          Baa1  $ 1,528,206
                State Park Infrastructure Special Obligation Bonds,
                Series 1993A, 5.750%, 3/15/13

  2,250,000   New York State Finance Agency, Housing Project Mortgage      5/06 at 102           Aaa    2,307,443
                Revenue Bonds, 1996 Series A Refunding,
                6.125%, 11/01/20

    200,000   New York State Housing Finance Agency, State University     No Opt. Call           Aaa      250,842
                Construction Refunding Bonds, 1986 Series A,
                8.000%, 5/01/11

              New York State Housing Finance Agency, Insured
              Multi-Family Housing Revenue Bonds, 1992 Series A:
  1,650,000     6.950%, 8/15/12                                            8/02 at 102            Aa    1,758,669
    500,000     7.000%, 8/15/22                                            8/02 at 102            Aa      529,715

  1,000,000   New York State Housing Finance Agency, Multi-Family          2/04 at 102            Aa    1,044,910
                Housing Revenue Bonds (Secured Mortgage Program),
                1994 Series C, 6.450%, 8/15/14

  1,000,000   New York State Housing Finance Agency, Health            5/06 at 101 1/2          BBB+    1,025,280
                Facilities Revenue Bonds (New York City), 1996
                Series A Refunding, 6.000%, 11/01/08

              New York State Housing Finance Agency, Health Facilities
              Revenue Bonds (New York City), 1990 Series A Refunding:
  1,660,000     8.000%, 11/01/08 (Pre-refunded to 11/01/00)               11/00 at 102           Aaa    1,897,114
    340,000     8.000%, 11/01/08                                          11/00 at 102          BBB+      379,552

  2,990,000   New York State Housing Finance Agency, Service Contract      9/03 at 102          Baa1    2,957,648
                Obligation Revenue Bonds, 1993 Series C Refunding,
                5.875%, 9/15/14

  4,250,000   New York State Housing Finance Agency, Service Contract      9/03 at 102          Baa1    3,945,148
                Obligation Revenue Bonds, 1993 Series A,
                5.500%, 9/15/22

  2,000,000   New York State Housing Finance Agency, Service Contract      9/05 at 102          Baa1    2,060,280
                Obligation Revenue Bonds, 1995 Series A,
                6.375%, 9/15/15

    990,000   New York State Medical Care Facilities Finance Agency,       8/97 at 102            Aa    1,025,709
                Hospital and Nursing Home Insured Mortgage Revenue
                Bonds, 1987 Series A, 8.000%, 2/15/27
                (Pre-refunded to 8/15/97)

    995,000   New York State Medical Care Facilities Finance Agency,       8/98 at 102           AAA    1,068,670
                Albany Medical Center Hospital Project Revenue Bonds,
                1987 Series A, 8.000%, 2/15/28

              Portfolio of Investments
              Nuveen Flagship New York -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$   985,000   New York State Medical Care Facilities Finance Agency,       8/99 at 102            Aa  $ 1,052,246
                Hospital and Nursing Home Insured Mortgage Revenue
                Bonds, 1989 Series B, 7.350%, 2/15/29

  1,000,000   New York State Medical Care Facilities Finance Agency,       8/98 at 102           AAA    1,074,820
                Hospital and Nursing Home FHA-Insured Mortgage
                Revenue Bonds, 1988 Series C, 7.700%, 2/15/22
                (Pre-refunded to 8/15/98)

  1,250,000   New York State Medical Care Facilities Finance Agency,       2/98 at 102           AAA    1,328,788
                Hospital and Nursing Home FHA-Insured Mortgage
                Revenue Bonds, 1987 Series A, 8.300%, 2/15/22
                (Pre-refunded to 2/15/98)

  2,250,000   New York State Medical Care Facilities Finance Agency,       8/97 at 102           Aaa    2,340,450
                Hospital Insured Mortgage Revenue Bonds,
                1987 Series A Refunding, 8.000%, 2/15/25
                (Pre-refunded to 8/15/97)

    500,000   New York State Medical Care Facilities Finance Agency,       8/01 at 102            Aa      547,110
                Hospital and Nursing Home Insured Mortgage
                Revenue Bonds, 1991 Series A, 7.450%, 8/15/31

  2,000,000   New York State Medical Care Facilities Finance Agency,       8/02 at 102           AAA    2,059,440
                Hospital and Nursing Home FHA-Insured Mortgage
                Revenue Bonds, 1992 Series B, 6.200%, 8/15/22

  1,470,000   New York State Medical Care Facilities Finance Agency,       2/03 at 102           AAA    1,587,556
                Hospital and Nursing Home FHA-Insured Mortgage
                Revenue Bonds, 1992 Series D, 6.450%,  2/15/09

    110,000   New York State Medical Care Facilities Finance Agency,       2/98 at 102          Baa1      115,533
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1988 Series A, 7.700%, 2/15/18

  1,460,000   New York State Medical Care Facilities Finance Agency,       2/01 at 102           Aaa    1,651,815
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1991 Series A, 7.500%, 2/15/21
                (Pre-refunded to 2/15/01)

              New York State Medical Care Facilities Finance Agency,
              Mental Health Services Facilities Improvement Revenue
              Bonds, 1990 Series A:
     20,000     7.750%, 2/15/20 (Pre-refunded to 2/15/00)                  2/00 at 102           Aaa       22,327
     30,000     7.750%, 2/15/20                                            2/00 at 102          Baa1       32,943

  1,500,000   New York State Medical Care Facilities Finance Agency,       2/04 at 102           Aaa    1,393,830
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1994 Series A, 5.250%, 8/15/23

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

   Principal                                                             Optional Call                     Market
      Amount  Description                                                  Provisions*     Ratings**        Value
------------------------------------------------------------------------------------------------------------------
$ 2,500,000   New York State Medical Care Facilities Finance Agency,       2/04 at 102           AAA  $ 2,582,300
                Hospital and Nursing Home FHA-Insured Mortgage
                Revenue Bonds, 1994 Series A, 6.200%, 2/15/21

  1,500,000   New York State Medical Care Facilities Finance Agency,       8/04 at 102          Baa1    1,577,280
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1994 Series E, 6.500%, 8/15/24

  1,000,000   New York State Medical Care Facilities Finance Agency,      11/05 at 102            Aa    1,058,810
                Health Center Projects Revenue Bonds (Secured
                Mortgage Program), 1995 Series A, 6.375%, 11/15/19

  1,250,000   New York State Medical Care Facilities Agency, New York      2/05 at 102           Baa    1,307,250
                Downtown Hospital Secured Hospital Revenue Bonds,
                1995 Series A, 6.700%, 2/15/12

  1,000,000   New York State Medical Care Facilities Finance Agency,       2/05 at 102            Aa    1,020,540
                FHA-Insured Mortgage Project Revenue Bonds,
                1995 Series B, 6.100%, 2/15/15

  2,455,000   New York State Medical Care Facilities Finance Agency,       8/04 at 102           AAA    2,594,935
                Hospital and Nursing Home FHA-Insured Mortgage
                Revenue Bonds, 1994 Series C, 6.400%, 8/15/14

              New York State Medical Care Facilities Finance Agency,
              New York Hospital FHA-Insured Mortgage Revenue
              Bonds, 1994 Series A (AMBAC Insured Series):
  1,000,000     6.750%, 8/15/14                                            2/05 at 102           Aaa    1,105,340
  1,000,000     6.800%, 8/15/24                                            2/05 at 102           Aaa    1,113,390

              New York State Medical Care Facilities Finance Agency
              Brookdale Hospital Medical Center Secured Hospital
              Revenue Bonds, 1995 Series A:
  1,000,000     6.400%, 2/15/01                                           No Opt. Call           Baa    1,038,480
  2,700,000     6.800%, 8/15/12                                            2/05 at 102           Baa    2,843,613

               New York State Medical Care Facilities Finance Agency,
               Hospital Insured Mortgage Revenue Bonds, 1994 Series
               A Refunding:
  3,000,000     5.500%, 8/15/24                                            2/04 at 102           Aaa    2,871,090
  2,915,000     5.375%, 2/15/25                                            2/04 at 102           Aaa    2,746,426

  1,000,000   New York State Urban Development Corporation, Section        1/02 at 102           Aaa    1,097,570
                236 Revenue Bonds, Series 1992A, 6.750%, 1/01/26

  1,100,000   New York State Urban Development Corporation, Project        1/98 at 102          Baa1    1,159,829
                Revenue Bonds (Syracuse University Center for Science
                and Technology), Series 1987, 7.875%, 1/01/17
                (Pre-refunded to 1/01/98)

              Portfolio of Investments
              Nuveen Flagship New York -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
------------------------------------------------------------------------------------------------------------------

 $1,000,000   New York State Urban Development Corporation,                1/00 at 102           Aaa   $1,105,930
                Correctional Capital Facilities Revenue Bonds, Series 1,
                7.500%, 1/01/20 (Pre-refunded to 1/01/00)

  2,000,000   New York State Urban Development Corporation, Project        1/01 at 102          Baa1    2,271,540
                Revenue Bonds, (Clarkson Center for Advanced Materials
                Processing Loan) Series 1990, 7.800%, 1/01/20
               (Pre-refunded to 1/01/01)

  2,900,000   New York State Urban Development Corporation, State          4/01 at 102           Aaa    3,295,125
                Facilities Revenue Bonds, Series 1991, 7.500%, 4/01/20
               (Pre-refunded to 4/01/01)

  1,000,000   New York State Urban Development Corporation, Project        1/03 at 102          Baa1      999,380
                Revenue Bonds, (Cornell Center for Theory and Simulation
                in Science and Engineering Grant), Series 1993,
                6.000%, 1/01/14

  5,090,000   New York State Urban Development Corporation,                1/03 at 102          Baa1    4,831,784
                Correctional Capital Facilities Revenue Bonds, 1993
                Refunding Series, 5.500%, 1/01/15

  1,750,000   New York State Development Corporation,                     No Opt. Call          Baa1    1,731,065
                State Facilities Revenue Bonds, 1995 Refunding Series,
                5.700%, 4/01/20

  1,000,000   New York State Urban Development Corporation, Project        1/06 at 102          Baa1    1,017,620
                Revenue Bonds, (Onondaga County Convention Center),
                Refunding Series 1995, 6.250%, 1/01/20

  4,000,000   New York State Urban  Development Corporation,               1/07 at 102          Baa1    3,889,440
                Correctional Capital Facilities Revenue Bonds, Series 7,
               5.700%, 1/01/16

    380,000   State of New York Mortgage Agency, Mortgage                  4/98 at 102            Aa      394,280
                 Revenue Bonds, Ninth Series E, 8.100%, 10/01/17

    250,000   State of New York Mortgage Agency, Homeowner                 2/01 at 102            Aa      265,738
                Mortgage Revenue Bonds, Series MM-1,
                7.950%, 10/01/21 (Alternative Minimum Tax)

  1,500,000   State of New York Mortgage Agency, Homeowner                 9/04 at 102            Aa    1,610,160
                Mortgage Revenue Bonds, Series 43, 6.450%, 10/01/17

    595,000   State of New York Mortgage Agency, Homeowner                 4/01 at 102            Aa      628,915
                Mortgage Revenue Bonds, 1991 Series UU, 7.750%,
                10/01/23 (Alternative Minimum Tax)

  1,000,000   State of New York Mortgage Agency, Homeowner                 3/05 at 102            Aa    1,047,920
                Mortgage Revenue Bonds, 1995 Series 46, 6.600%,
                10/01/19 (Alternative Minimum Tax)


                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
 $  250,000   State of New York Municipal Bond Bank Agency,                9/01 at 102          BBB+   $  268,345
                Special Program Bonds, (City of Buffalo), 1991 Series A,
                6.875%, 3/15/06

    250,000   State of New York Municipal Bond Bank  Agency,               9/01 at 102            A+      269,305
                Special Program Revenue Bonds, (City of Rochester),
                1991 Series A, 6.750%, 3/15/11

    300,000   State of New York, Serial Bonds, Series 1991, 7.300%,        3/01 at 102             A      337,221
                3/01/12 (Pre-refunded to 3/01/01)

  1,500,000   Albany County Airport Authority, Airport Revenue Bonds,     12/07 at 102           Aaa    1,440,600
                Series 1997, 5.500%, 12/15/19 (Alternative
                Minimum Tax)

    300,000   Albany Housing Authority, City of Albany, New York,         10/05 at 102          Baa1      300,144
                Limited Obligation Bonds, Series 1995,
                5.850%, 10/01/07

    500,000   City of Albany Industrial Development Agency, Lease         No Opt. Call           N/R      552,370
                Revenue Bonds, (The New York State Assembly Building
                Project), 1991 Series A-1, 7.750%, 1/01/10

    500,000   Albany Parking Authority, Aggregate  Principal Amount,       9/01 at 102             A      544,280
                (Green and Hudson Garage Project), Parking Revenue
                Refunding Bonds, (Letter of Credit Secured),
                Series 1991A, 7.150%, 9/15/16

  1,500,000   Albany Parking Authority, Aggregate Principal Amount,       No Opt. Call          Baa1      442,740
                Parking Revenue Refunding Bonds, Series 1992A,
                0.000%, 11/01/17

  2,100,000   Town of Babylon Industrial Development Agency, (New          7/98 at 103           Aaa    2,290,701
                York), Resource Recovery Revenue Bonds, Series 1985,
                (Ogden Martin Systems of Babylon, Inc. Project),
                8.500%, 1/01/19 (Pre-refunded to 7/01/98)

  1,000,000   City of Batavia Housing Authority, Tax-Exempt Mortgage       7/01 at 102           Aaa    1,023,840
                Revenue Refunding Bonds, Series 1994A, (Washington
                Towers -- FHA-Insured Mortgage), 6.500%, 1/01/23

  1,750,000   Town of Brookhaven, Industrial Development  Agency,          3/03 at 102           BBB    1,825,933
                1993 Civic Facility Revenue Bonds, (Dowling College/
                The National Aviation and Transportation Center Civic
                Facility), 6.750%, 3/01/23

  2,000,000   Certificates of Participation, The State of New York, The   No Opt. Call          Baa1    2,081,940
                City University of New York, (John Jay College of
                Criminal Justice Project Refunding), 6.000%, 8/15/06

  2,470,000   Dutchess County Industrial Development Agency, Civic        11/03 at 102             A    2,669,428
                Facility Revenue Bonds, (The Bard College Project)
                Series 1992, 7.000%, 11/01/17

              Portfolio of Investments
              Nuveen Flagship New York -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
 $1,600,000   County of Franklin Industrial Development Agency, Lease     11/02 at 102         BBB--   $1,702,592
                Revenue Bonds, (County Correctional Facility Project),
                Series 1992, 6.750%, 11/01/12

    700,000   Town of Hempstead Industrial Development Agency,            10/99 at 102           Aa2      740,222
                Civic Facility Revenue Bonds, (United Cerebral Palsy
                Association of Nassau County, Inc. Civic Facility
                Project--1989 Series), 7.500%, 10/01/09

  2,500,000   Housing New York Corporation, Senior Revenue                11/03 at 102            AA    2,330,900
                Refunding Bonds, Series 1993, 5.000%, 11/01/13

    750,000   Jefferson County Industrial Development Agency,             11/02 at 102          Baa1      806,340
                Multi-Modal Interchangeable Rate, Solid Waste
                Disposal Revenue Bonds, (Champion International
                Corporation Project), Series 1990, 7.200%, 12/01/20
                (Alternative Minimum Tax)

  1,000,000   Metropolitan Transportation Authority, Commuter              7/02 at 102           Aaa    1,057,380
                Facilities Revenue Bonds, Series 1992B,
                6.250%, 7/01/17

  1,000,000   Metropolitan Transportation Authority, Commuter          7/04 at 101 1/2           Aaa    1,082,110
                Facilities Revenue Bonds, Series 1994A,
                6.375%, 7/01/18

  1,000,000   Metropolitan Transportation Authority (New York),            7/00 at 102           Aaa    1,119,380
                Commuter Facilities 1987 Service Contract Bonds,
                Series 3, 7.500%, 7/01/16 (Pre-refunded to 7/01/00)

  4,000,000   Metropolitan Transportation Authority (New York),        7/03 at 101 1/2          Baa1    3,887,160
                Transit Facilities Service Contract Bonds, Series P,
                5.750%, 7/01/15

  1,025,000   Metropolitan Transportation Authority, Transit Facilities    7/02 at 102           Aaa    1,123,861
                Revenue Bonds, Series J, 6.500%, 7/01/18

  1,000,000   Metropolitan Transportation Authority, Transit Facilities    7/06 at 102           Aaa    1,044,460
                Revenue Bonds, Series A, 6.100%, 7/01/21

  1,000,000   City of Rochelle, Industrial Development Agency, Civic       7/02 at 102         BBB--    1,038,070
                Facility Revenue Bonds, (College of New Rochelle
                Project -- 1992 Series), 6.625%, 7/01/12

  2,000,000   The City of New York, General Obligation Bonds, Fiscal   2/02 at 101 1/2          Baa1    2,217,580
                1992 Series B, 7.500%, 2/01/06

     45,000   The City of New York, General  Obligation Bonds, Fiscal  8/02 at 101 1/2           Aaa       49,481
                1992 Series C, Fixed Rate Bonds, Subseries C1,
                6.625%, 8/01/13
  1,000,000   The City of New York, General Obligation Bonds, Fiscal       8/04 at 101          Baa1    1,075,530
                1995 Series B, 7.000%, 8/15/16

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
 $   40,000   The City of New York, General Obligation Bonds, Fiscal  11/01 at 101 1/2          Baa1   $   45,536
                1991 Series F, Tax-Exempt Bonds, 8.250%, 11/15/19

              The City of New York, General Obligation Bonds, Fiscal
              1996 Series G:
  2,000,000     5.750%, 2/01/17                                        2/06 at 101 1/2          Baa1    1,916,460
  2,500,000     5.750%, 2/01/20                                        2/06 at 101 1/2          Baa1    2,388,150

  1,000,000   The City of New York, General Obligation Bonds, Fiscal   2/06 at 101 1/2          Baa1      956,190
                1996 Series F, 5.750%, 2/01/19

  1,750,000   The City of New York, General Obligation Bonds, Fiscal  11/06 at 101 1/2          Baa1    1,747,270
                1997, Series D, Tax-Exempt Bonds, 5.875%, 11/01/11

  2,000,000   The City of New York, General Obligation Bonds, Fiscal   8/06 at 101 1/2          Baa1    1,960,640
                1997, Series E, 6.000%, 8/01/26

  2,835,000   The City of New York, General Obligation Bonds, Fiscal      10/07 at 101          Baa1    2,778,980
                1997, Series G, 6.000%, 10/15/26

  1,000,000   New York City, Health and Hospitals Corporation,             2/03 at 102           Baa      999,610
                Health System Bonds, 1993 Series A, 6.300%, 2/15/20

  2,000,000   New York City Housing Development Corporation, Multi-        4/03 at 102           AAA    2,089,080
                Family Mortgage Revenue Bonds, (FHA-Insured
                Mortgage Loan), 1993 Series A, 6.550%, 10/01/15

  1,250,000   New York City Housing Development Corporation, Multi-        6/01 at 102           AAA    1,327,500
                Unit Mortgage Refunding Bonds, (FHA-Insured
                Mortgage Loans), 1991 Series A, 7.350%, 6/01/19

  1,500,000   New York City, Municipal Water Finance Authority         6/01 at 101 1/2           Aaa    1,714,275
                (New York), Water and Sewer System Revenue
                Bonds, Fiscal 1991 Series C, 7.750%, 6/15/20
                (Pre-refunded to 6/15/01)

  2,000,000   New York City Municipal Water Finance Authority, Water       6/02 at 100             A    1,902,840
                and Sewer Revenue Bonds, Fiscal 1993 Series A,
                5.500%, 6/15/20

                New York City, New York, Municipal Water Finance
                Authority, Water and Sewer System Revenue Bonds,
                Fiscal 1996 Series A:
  4,000,000     6.000%, 6/15/23                                            6/05 at 101             A    4,068,720
  1,000,000     5.500%, 6/15/23                                            6/05 at 100             A      955,140

    220,000   New York City Industrial Development Agency, Civic          11/01 at 102           AAA      235,979
                Facility Revenue Bonds, (Federation Protestant Welfare)
                Series 1991, 6.950%, 11/01/11

  5,345,000   New York City Industrial Development Agency, Civic Facility  7/02 at 102            AA    5,664,471
                Revenue Bonds, (1992 The Lighthouse, Inc. Project),
                6.500%, 7/01/22

              Portfolio of Investments
              Nuveen Flagship New York -- continued


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------

              New York City Industrial Development Agency, Civic
              Facility Revenue Bonds, (College of New Rochelle Project),
              Series 1995:
 $1,000,000     6.200%, 9/01/10                                            9/05 at 102           Baa   $1,028,450
  1,000,000     6.300%, 9/01/15                                            9/05 at 102           Baa    1,004,180

  2,000,000   New York City Industrial Development Agency, Special         1/04 at 102             A    2,006,560
                Facility Revenue Bonds, Series 1994, (Terminal One
                Group Association, L.P. Project), 6.125%, 1/01/24
                (Alternative Minimum Tax)

  2,345,000   Newark -- Wayne Community Hospital, Inc., Hospital           9/03 at 102           N/R    2,283,350
                Revenue Improvement and Refunding Bonds, Series
                1993A, 7.600%, 9/01/15

    750,000   Onondaga County Resource Recovery Agency, System             5/02 at 102           Baa      784,987
                Revenue Bonds, (Development Costs -- 1992 Series),
                7.000%, 5/01/15 (Alternative Minimum Tax)

  1,000,000   Orangetown Housing Authority (Rockland County, New          10/00 at 102             A    1,130,330
                York), Housing Facilities Revenue Bonds (Orangetown
                Senior Housing Center -- 1990 Series), 7.600%, 4/01/30
                (Pre-refunded to 10/01/00)

              South Orangetown Central School District, Rockland County,
              New York, Serial General Obligation Bonds, Series 1990:
    390,000     6.875%, 10/01/08                                          No Opt. Call             A      449,626
    390,000     6.875%, 10/01/09                                          No Opt. Call             A      449,583

  3,515,000   Suffolk County, Industrial Development Agency, Civic         6/04 at 102           BBB    3,653,736
                Facility Revenue Bonds, (Dowling College Civic
                Facility), Series 1994, 6.625%, 6/01/24

  1,000,000   Suffolk County Industrial Development Agency, Civic         12/06 at 102           Baa    1,029,810
                Facility Revenue Refunding Bonds, (Dowling College
                Civic Facility), Series 1996, 6.700%, 12/01/20

  2,000,000   34th Street Partnership, Inc., 34th Street Business          1/03 at 102            A1    1,900,760
                Improvement District, Capital Improvement Bonds,
                Series 1993, 5.500%, 1/01/23

    500,000   Triborough Bridge and Tunnel Authority, Convention Center   No Opt. Call          Baa1      570,090
                Project Bonds, Series E, 7.250%, 1/01/10

  2,000,000   Triborough Bridge and Tunnel Authority (New York),           1/01 at 102            A1    2,202,820
                Special Obligation Refunding Bonds, Series 1991B,
                7.100%, 1/01/10

  2,000,000   Triborough Bridge and Tunnel Authority, Special Obligation   1/01 at 102           Aaa    2,202,820
                Refunding Bonds, Series 1991B, 7.100%, 1/01/10

              22


                                                                                       Nuveen Municipal Bond Funds
                                                                                   February 28, 1997 Annual Report



   Principal                                                               Optional Call                      Market
      Amount   Description                                                   Provisions*    Ratings**          Value
--------------------------------------------------------------------------------------------------------------------
$  2,100,000   UFA Development Corporation, Utica, New York, FHA-            7/04 at 102           Aa    $ 2,107,265
                 Insured Mortgage Revenue Bonds, Series 1993, (Loretto-
                 Utica Project), 5.950%, 7/01/35

   2,000,000   New York City Industrial Development Agency, Civic           12/02 at 102         BBB-      2,072,820
                 Facility Revenue Bonds, (1992 Jewish Board of Family
                 and Children's Services, Inc. Project),
                 6.750%, 12/15/12

   1,500,000   Commonwealth of Puerto Rico, Public Improvement           7/06 at 101 1/2            A      1,427,894
                 Bonds of 1996, (General Obligation Bonds),
                 5.400%, 7/01/25

   1,000,000   Puerto Rico Electric Power Authority, Power Revenue           7/05 at 102         Baa1        965,870
                 Refunding Bonds, Series Z, 5.500%, 7/01/16
--------------------------------------------------------------------------------------------------------------------
$221,330,000  Total Investments -- (cost $214,237,189) -- 99.3%                                          226,651,520
==============------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities -- 0.7%                                                        1,710,646
              ------------------------------------------------------------------------------------------------------
              Net Assets -- 100%                                                                        $228,362,166
              ======================================================================================================

              Summary of Ratings** -- Portfolio of Investments

                              Standard                                        Number           Market       Market
                              & Poor's                     Moody's     of Securities            Value      Percent
              ----------------------------------------------------------------------------------------------------
                                   AAA                         Aaa                43     $ 65,606,344          29%
                          AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                21       27,576,516          12
                                    A+                          A1                 6        8,360,799           4
                                 A, A-                   A, A2, A3                12       18,626,292           8
                       BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3                67      101,776,626          45
                          BB+, BB, BB-           Ba1, Ba, Ba2, Ba3                 2        1,869,223           1
                             Non-rated                   Non-rated                 2        2,835,720           1
              ----------------------------------------------------------------------------------------------------
              TOTAL                                                              153     $226,651,520         100%
              ====================================================================================================

                 * Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                ** Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

              Portfolio of Investments
              Nuveen New York Insured

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$ 5,000,000   Dormitory Authority of the State of New York, State          7/05 at 102           Aaa  $ 4,714,300
                University Dormitory Facilities, Lease Revenue Bonds,
                Series 1995A, 5.300%, 7/01/24

  1,415,000   Dormitory Authority of the State of New York, College and   12/98 at 102           Aaa    1,525,243
                University Revenue Bonds (Pooled Capital Program),
                Series 1985, 7.800%, 12/01/05

  1,490,000   Dormitory Authority of the State of New York, United         2/00 at 102           AAA    1,603,344
                Health Services, Inc., FHA-Insured Mortgage Revenue
                Bonds, Series 1989, 7.350%, 8/01/29

  1,490,000   Dormitory Authority of the State of New York, Iona College,  7/98 at 102           Aaa    1,594,628
                Insured Revenue Bonds, Series 1988, 7.625%, 7/01/09

  1,200,000   Dormitory Authority of the State of New York, State          5/00 at 102           Aaa    1,330,044
                University Educational Facilities, Revenue Bonds, Series
                1989B, 7.250%, 5/15/15 (Pre-refunded to 5/15/00)

  1,000,000   Dormitory Authority of the State of New York, United         7/02 at 102           Aaa    1,059,360
                Cerebral Palsy Association of Westchester County, Inc.,
                Insured Revenue Bonds, Series 1992, 6.200%, 7/01/12

  1,000,000   Dormitory Authority of the State of New York,                7/00 at 102           Aaa    1,119,380
                Manhattanville College, Insured Revenue Bonds,
                Series 1990, 7.500%, 7/01/22
                (Pre-refunded to 7/01/00)

  6,295,000   Dormitory Authority of the State of New York, City           7/00 at 102           Aaa    7,046,497
                University System Consolidated Second General Resolution
                Revenue Bonds, Series 1990F, 7.500%, 7/01/20
                (Pre-refunded to 7/01/00)

  2,500,000   Dormitory Authority of the State of New York, Cooper Union,  7/01 at 102           Aaa    2,823,275
                Insured Revenue Bonds, Series 1990, 7.200%, 7/01/20
                (Pre-refunded to 7/01/01)

  1,200,000   Dormitory Authority of the State of New York, State          5/00 at 102           Aaa    1,321,500
                University Educational Facilities Revenue Bonds,
                Series 1990C, 7.000%, 5/15/18
                (Pre-refunded to 5/15/00)

  2,500,000   Dormitory Authority of the State of New York, City           7/00 at 102           Aaa    2,728,675
                University System Consolidated Second General Resolution
                Revenue Bonds, Series 1990C, 7.000%, 7/01/14

  2,000,000   Dormitory Authority of the State of New York, State          5/00 at 102           Aaa    2,138,340
                University Educational Facilities Revenue Bonds,
                Series 1990A, 6.500%, 5/15/19 (Pre-refunded to 5/15/00)

  5,000,000   Dormitory Authority of the State of New York, New York       7/01 at 102           Aaa    5,342,800
                University Insured Revenue Bonds,
                Series 1991, 6.250%, 7/01/09

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

  Principal                                                              Optional Call                     Market
     Amount     Description                                                Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------

$ 1,000,000     Dormitory Authority of the State of New York, Fordham      7/00 at 102           Aaa  $ 1,110,190
                  University, Insured Revenue Bonds, Series 1990,
                  7.200%, 7/01/15 (Pre-refunded to 7/01/00)

  1,800,000     Dormitory Authority of the State of New York, City        No Opt. Call           Aaa    1,857,114
                  University System Consolidated Second General
                  Resolution Revenue Bonds, Series 1993A,
                  5.750%, 7/01/18

  4,640,000     Dormitory Authority of the State of New York, Mount        7/04 at 102           Aaa    4,229,082
                  Sinai School of Medicine, Insured Revenue Bonds,
                  Series 1994A, 5.000%, 7/01/21

  1,175,000     Dormitory Authority of the State of New York, Mount       No Opt. Call           Aaa    1,227,840
                  Sinai School of Medicine, Insured Revenue Bonds,
                  Series 1995, 5.700%, 7/01/11

  1,500,000     Dormitory Authority of the State of New York, Sarah        7/05 at 102           Aaa    1,548,270
                  Lawrence College, Revenue Bonds, Series 1995,
                  6.000%, 7/01/24

  6,460,000     Dormitory Authority of the State of New York, St.          8/05 at 102           Aaa    6,446,240
                  Vincent's Hospital and Medical Center of New York,
                  FHA-Insured Mortgage Revenue Bonds, Series 1995,
                  5.800%, 8/01/25

  3,000,000     Dormitory Authority of the State of New York, City         7/05 at 102           Aaa    2,966,460
                  University System Consolidated Second General
                  Resolution Revenue Bonds, Series 1995A, 5.375%,
                  7/01/14

  3,730,000     Dormitory Authority of the State of New York,              2/06 at 102           Aaa    3,701,839
                  Maimonides Medical Center, FHA-Insured Mortgage
                  Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/24

  3,280,000     New York Government Assistance Corporation, Series         4/04 at 100           Aaa    2,959,708
                  1993 B, Refunding Bonds, 5.000%, 4/01/23

                New York Medical Care Facilities Finance Agency,
                Mental Health Services Facilities Improvement
                Revenue Bonds, 1992 Series A:
      5,000       6.375%, 8/15/17 (Pre-refunded to 2/15/02)                2/02 at 102           Aaa        5,489
  6,145,000       6.375%, 8/15/17                                         12/02 at 102           Aaa    6,537,112

  5,500,000     New York State Energy Research and Development             1/06 at 102           Aaa    5,381,640
                  Authority, Gas Facilities Revenue Bonds,
                  1996 Series (The Brooklyn Union Gas Company Project),
                  5.500%, 1/01/21

  2,500,000     New York State Energy Research and Development            10/99 at 103           Aaa    2,740,975
                  Authority, Pollution Control Revenue Bonds
                  (Central Hudson Gas & Electric Corporation Project),
                  1984 Series B, 7.375%, 10/01/14

                      Portfolio of Investments
                      Nuveen New York Insured -- continued

          Principal                                                                      Optional Call                        Market
             Amount   Description                                                          Provisions*  Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

         $1,450,000   New York State Environmental Facilities Corporation,                 6/00 at 102        Aaa         $1,581,907
                        State Water Pollution Control, Revolving Fund Revenue
                        Bonds, Series 1990 C (Pooled Loan Issue),
                        7.200%, 3/15/11

                      New York State Finance Agency, Housing Project Mortgage
                        Revenue Bonds, 1996 Series A Refunding:
            750,000     5.875%, 11/01/10                                                   5/06 at 102        Aaa            772,553
          5,000,000     6.125%, 11/01/20                                                   5/06 at 102        Aaa          5,127,650

          2,190,000   New York State Housing Finance Agency, Multi-Family                 11/99 at 102        Aaa          2,306,201
                        Housing Revenue Bonds (AMBAC Insured Program),
                        1989 Series A, 7.450%, 11/01/28

            995,000   New York State Medical Care Facilities Finance Agency,               8/98 at 102        AAA          1,068,670
                        Albany Medical Center Hospital Project Revenue Bonds,
                        1987 Series A, 8.000%, 2/15/28

            895,000   New York State Medical Care Facilities Finance Agency,              11/98 at 102        Aaa            959,109
                        St. Francis Hospital Project Revenue Bonds, 1988
                        Series A, 7.625%, 11/01/21

          4,765,000   New York State Medical Care Facilities Finance Agency,               2/99 at 100        Aaa          4,874,261
                        Secured Hospital Revenue Bonds, 1987 Series A,
                        7.100%, 2/15/27

          1,980,000   New York State Medical Care Facilities Finance Agency,               8/99 at 102         Aa          2,115,175
                        Hospital and Nursing Home Insured Mortgage Revenue
                        Bonds, 1989 Series B, 7.350%, 2/15/29

          1,500,000   New York State Medical Care Facilities Finance Agency,               2/98 at 102        AAA          1,594,545
                        Hospital and Nursing Home FHA-Insured Mortgage
                        Revenue Bonds, 1987 Series A, 8.300%, 2/15/22
                        (Pre-refunded to 2/15/98)

          1,300,000   New York State Medical Care Facilities Finance Agency,               2/00 at 102        Aaa          1,438,970
                        St. Luke's-Roosevelt Hospital Center FHA-Insured
                        Mortgage Revenue Bonds, 1989 Series B,
                        7.450%, 2/15/29 (Pre-refunded to 2/15/00)

          3,200,000   New York State Medical Care Facilities Finance Agency,              11/00 at 102        Aaa          3,527,072
                        North Shore University Hospital, Mortgage Project
                        Revenue Bonds, 1990 Series A, 7.200%, 11/01/20

                      New York State Medical Care Facilities Finance Agency,
                      Hospital and Nursing Home FHA-Insured Mortgage
                      Revenue Bonds, 1989 Series A:
          2,000,000     7.250%, 2/15/24                                                    2/99 at 102        Aaa          2,136,740
          1,500,000     7.250%, 2/15/24                                                    2/99 at 102         Aa          1,618,590

          1,670,000   New York State Medical Care Facilities Finance Agency,              11/01 at 102        Aaa          1,811,533
                        Our Lady of Victory Hospital Project Revenue Bonds,
                        1991 Series A, 6.625%, 11/01/16

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
              New York State Medical Care Facilities Finance Agency,
              Sisters of Charity Hospital of Buffalo Project Revenue
              Bonds, 1991 Series A:
$   500,000     6.600%, 11/01/10                                          11/01 at 102           Aaa   $  542,955
  1,550,000     6.625%, 11/01/18                                          11/01 at 102           Aaa    1,677,984

  1,000,000   New York State Medical Care Facilities Finance Agency,      11/01 at 102           Aaa    1,077,420
                Aurelia Osborn Fox Memorial Hospital Project Revenue
                Bonds, 1992 Series A, 6.500%, 11/01/19

  2,815,000   New York State Medical Care Facilities Finance Agency,       2/02 at 102           Aaa    2,954,793
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1992 Series B, 6.250%, 8/15/18

  3,000,000   New York State Medical Care Facilities Finance Agency,      11/02 at 102           Aaa    3,148,350
                South Nassau Communities Hospital Project Revenue
                Bonds, 1992 Series A, 6.125%, 11/01/11

  6,000,000   New York State Medical Care Facilities Finance Agency,       2/04 at 102           Aaa    5,575,320
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1994 Series A, 5.250%, 8/15/23

  2,500,000   New York State Medical Care Facilities Finance Agency,      11/03 at 102           Aaa    2,651,950
                St. Mary's Hospital (Rochester) Mortgage Project
                Revenue Bonds, 1994 Series A Refunding,
                6.200%, 11/01/14

  1,000,000   New York State Medical Care Facilities Finance Agency,       8/04 at 102           Aaa    1,040,700
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1994 Series D, 6.150%, 2/15/15

  7,000,000   New York State Medical Care Facilities Finance Agency,       2/05 at 102           Aaa    7,793,730
                New York Hospital FHA-Insured Mortgage Revenue Bonds,
                1994 Series A (AMBAC Insured Series), 6.800%, 8/15/24

  7,890,000   New York State Medical Care Facilities Finance Agency,       2/05 at 102           Aaa    7,985,232
                Montefiore Medical Center FHA-Insured Mortgage
                Revenue Bonds, 1995 Series A, 5.750%, 2/15/15

  2,000,000   New York State Medical Care Facilities Finance Agency,       2/04 at 102           Aaa    1,867,840
                Mental Health Services Facilities Improvement Revenue
                Bonds, 1993 Series F Refunding, 5.250%, 2/15/19

  5,000,000   New York State Medical Care Facilities Finance Agency,       2/04 at 102           Aaa    4,785,150
                Hospital Insured Mortgage Revenue Bonds, 1994
                Series A Refunding, 5.500%, 8/15/24

  7,300,000   New York State Thruway Authority, General Revenue Bonds,     1/02 at 102           Aaa    7,317,739
                Series A, 5.750%, 1/01/19

                Portfolio of Investments
                Nuveen New York Insured -- continued

   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------

                New York Urban Development Corporation, Section 236
                Revenue Bonds, Series 1992A:
$  3,850,000      6.700%, 1/01/12                                            1/02 at 102        Aaa  $  4,229,726
   9,650,000      6.750%, 1/01/26                                            1/02 at 102        Aaa    10,591,551

                New York State Urban Development Corporation,
                  Correctional Facilities Revenue Bonds, Series G:
   1,500,000      7.250%, 1/01/14  (Pre-refunded to 1/01/00)                 1/00 at 102        Aaa     1,648,950
     575,000      7.000%, 1/01/17 (Pre-refunded to 1/01/00)                  1/00 at 102        Aaa       628,446

   2,000,000    New York State Urban Development Corporation,                1/00 at 102        Aaa     2,211,860
                  Correctional Capital Facilities Revenue Bonds,
                  Series 1, 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

   4,000,000    New York State Urban Development Corporation Revenue         4/06 at 102        Aaa     3,917,160
                  Bonds (Sports Facility Assistance Program), 1996
                  Series A, 5.500%, 4/01/19

   2,000,000    Power Authority of the State of New York, General Purpose    1/02 at 102        Aaa     2,180,140
                  Bonds, Series Z, 6.500%, 1/01/19

      60,000    State of New York Mortgage Agency, Mortgage Revenue          1/98 at 102         Aa        60,647
                  Bonds, Eighth Series D, 8.375%, 10/01/17

     390,000    State of New York Mortgage Agency, Mortgage Revenue          4/98 at 102         Aa       404,656
                  Bonds, Ninth Series E, 8.100%, 10/01/17

   3,500,000    State of New York Mortgage Agency, Homeowner                10/03 at 102        Aaa     3,516,345
                  Mortgage Revenue Bonds, Series 29-C-1,
                  5.650%, 4/01/15

   1,000,000    County of Albany, New York, Public Improvement               9/06 at 101        Aaa     1,011,480
                  Bonds, Series 1996B, 5.600%, 3/15/15

     280,000    Albany, New York, Municipal Water Finance Authority,        12/98 at 102        Aaa       300,510
                  Water and Sewer System Revenue Bonds, Series
                  1988A, 7.500%, 12/01/17

   2,500,000    Battery Park City Authority, Senior Revenue Refunding       11/03 at 102        Aaa     2,356,925
                  Bonds, Series 1993A, 5.250%, 11/01/17

   2,250,000    Buffalo and Fort Erie Public Bridge Authority, Toll          1/05 at 101        Aaa     2,257,358
                  Bridge System Revenue Bonds, Series 1995,
                  5.750%, 1/01/25

   1,000,000    City of Buffalo, New York, Refunding Serial Bonds-1991,      1/01 at 101        Aaa     1,061,370
                  6.150%, 2/01/04

   8,385,000    Buffalo Municipal Water Finance Authority, Water System      7/03 at 102        Aaa     8,409,065
                  Revenue Bonds, Series 1992, 5.750%, 7/01/19


                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------

              Camden Central School District, Oneida County, New York,
              School District Bonds, 1991:
$   500,000     7.100%, 6/15/07                                           No Opt. Call           Aaa  $   590,740
    600,000     7.100%, 6/15/08                                           No Opt. Call           Aaa      709,974
    600,000     7.100%, 6/15/09                                           No Opt. Call           Aaa      710,988
    275,000     7.100%, 6/15/10                                           No Opt. Call           Aaa      326,139

  1,000,000   Erie County Water Authority, New York, Water Works          12/09 at 100           Aaa    1,112,140
                System Revenue Bonds, Series 1990B,
                6.750%, 12/01/14

    500,000   Greece Central School District, Monroe County, New York,    No Opt. Call           Aaa      544,755
                General Obligation Bonds, School District (Serial)
                Bonds, 1992, 6.000%, 6/15/09

              Town of Halfmoon, Saratoga County, New York, Public
              Improvement Bonds, 1991:
    385,000     6.500%, 6/01/09                                           No Opt. Call           Aaa      437,984
    395,000     6.500%, 6/01/10                                           No Opt. Call           Aaa      448,803
    395,000     6.500%, 6/01/11                                           No Opt. Call           Aaa      449,431

  1,350,000   Town of Hempstead Industrial Development Agency,             7/06 at 102           Aaa    1,382,238
                Civic Facility Revenue Bonds, (Hofstra University
                Project-Series 1996), 5.800%, 7/01/15

  4,000,000   Metropolitan Transportation Authority, Commuter Facilities   7/05 at 101           Aaa    3,996,920
                Subordinated Revenue Bonds, Series 1995-1, (Grand
                Central Terminal Redevelopment Project),
                5.700%, 7/04/24

  1,000,000   Metropolitan Transportation Authority, Transit Facilities    7/98 at 102           Aaa    1,060,970
                Service Contract Bonds, Series L, 7.500%, 7/01/17

 10,340,000   Metropolitan Transportation Authority, Transit Facilities    7/02 at 102           Aaa   11,337,293
                Revenue Bonds, Series J, 6.500%, 7/01/18

              Middle County Central School, District at Centereach
              in the Town of Brookhaven, Suffolk Co., N.Y., School
              District Bonds, 1991:
    475,000     6.900%, 12/15/07                                          No Opt. Call           Aaa      559,693
    475,000     6.900%, 12/15/08                                          No Opt. Call           Aaa      560,106

              Public Improvement Serial Bonds 1992, County of Monroe,
                New York, General Obligation Bonds:
    375,000     6.500%, 6/01/15                                            6/01 at 102           Aaa      412,939
    375,000     6.500%, 6/01/16                                            6/01 at 102           Aaa      412,939
    350,000     6.500%, 6/01/17                                            6/01 at 102           Aaa      385,410

  3,725,000   Montgomery, Otsego, Schoharie, Solid Waste Management        1/00 at 103           Aaa    4,128,008
                Authority, Solid Waste System Revenue Bonds,
                Series 1990, 7.250%, 1/01/14 (Pre-refunded to 1/01/00)

              Portfolio of Investments
              Nuveen New York Insured -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
              Mount Sinai Union Free School District, Suffolk County,
              New York, School District Bonds, 1989:
 $1,000,000     7.250%, 2/15/15 (Pre-refunded to 2/15/00)                  2/00 at 102           Aaa  $ 1,102,570
  1,000,000     7.250%, 2/15/17 (Pre-refunded to 2/15/00)                  2/00 at 102           Aaa    1,102,570

              Mount Sinai Union Free School District, County of Suffolk,
                New York, School District Refunding Bonds, 1992:
    500,000     6.200%, 2/15/15                                           No Opt. Call           Aaa      548,960
  1,035,000     6.200%, 2/15/16                                           No Opt. Call           Aaa    1,133,128

  1,500,000   County of Nassau, New York, General Obligation Serial        8/04 at 103           Aaa    1,548,690
                Bonds, Serial General Improvement Bonds, Series O,
                5.700%, 8/01/13

  4,840,000   Nassau County Industrial Development Agency, Civic           8/01 at 102           Aaa    5,320,031
                Facility Revenue Bonds (Hofstra University Project-
                Series 1991), 6.750%, 8/01/11

  1,020,000   City of New Rochelle, Westchester County, New York,          8/04 at 102           Aaa    1,084,097
                General Obligations, Public Improvement Bonds,
                1994 Series B, 6.200%, 8/15/22

              The City of New York, General Obligation Bonds,
              Fiscal 1992 Series C, Fixed Rate Bonds, Subseries C-1:
  3,000,000     6.250%, 8/01/10 (Pre-refunded to 8/01/02)              8/02 at 101 1/2           Aaa    3,292,290
  1,000,000     6.250%, 8/01/10                                        8/02 at 101 1/2           Aaa    1,054,080

     75,000   The City of New York, General Obligation Bonds,          8/02 at 101 1/2           Aaa       82,468
                Fiscal 1992 Series C, 6.625%, 8/01/12

  2,520,000   The City of New York, General Obligation Bonds,          5/03 at 101 1/2           Aaa    2,562,613
                Fiscal 1993 Series E, 5.750%, 5/15/12

              The City of New York, General Obligation Bonds,
              Fiscal 1990 Series B:
  1,300,000     7.000%, 10/01/15                                          No Opt. Call           Aaa    1,378,754
  2,000,000     7.000%, 10/01/16                                          10/99 at 100           Aaa    2,374,340
  1,025,000     7.000%, 10/01/17                                          No Opt. Call           Aaa    1,087,095
    310,000     7.000%, 10/01/18                                          No Opt. Call           Aaa      329,561

    500,000   The City of New York, General Obligation Bonds,         11/97 at 101 1/2           Aaa      522,875
                Fiscal 1988 Series A, 8.250%, 11/01/02
                (Pre-refunded to 11/01/97)

              New York City Health and Hospitals Corporation,
              Health System Bonds, 1993 Series A:
  2,500,000     5.625%, 2/15/13                                            2/03 at 102           Aaa    2,511,875
 14,980,000     5.750%, 2/15/22                                            2/03 at 102           Aaa   14,871,695

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
  $5,000,000  Pass-Through Certificates of New York City,                  7/97 at 105           Aaa   $5,879,700
                Multifamily Housing, Limited Obligation Bonds,
                Series 1991A, 6.500%, 2/20/19

  1,000,000   New York Municipal Water Finance Authority, Water        6/00 at 101 1/2           Aaa    1,104,200
                and Sewer System Revenue Bonds, Fiscal 1991
                Series A, 7.250%, 6/15/15 (Pre-refunded to 6/15/00)

  3,250,000   New York City Municipal Water Finance Authority,             6/01 at 101           Aaa    3,541,345
              Water and Sewer System Revenue Bonds, Fiscal
              1992 Series A, 6.750%, 6/15/16

              New York City Municipal Water Finance Authority,
              Water and Sewer System Revenue Bonds,
              Fiscal 1993 Series A:
  2,765,000     5.750%, 6/15/18                                        6/02 at 101 1/2           Aaa    2,763,037
  4,650,000     5.500% 6/15/20                                             6/02 at 100           Aaa    4,452,515

  7,000,000   New York City Municipal Water Finance Authority,             6/06 at 101           Aaa    7,023,590
                Water and Sewer System Revenue Bonds,
                Fiscal 1996 Series B, 5.750%, 6/15/26

  1,000,000   New York City Transit Authority, Transit Facilities          1/00 at 102           Aaa    1,104,230
                Revenue Bonds, Series 1990 (Livingston Plaza Project),
                7.500%, 1/01/20 (Pre-refunded to 1/01/00)

  5,750,000   New York City Transit Authority, Transit Facilities          1/03 at 100           Aaa    5,355,435
                Refunding Revenue Bonds, Series 1993 (Livingston
                Plaza Project), 5.250%, 1/01/20

  2,200,000   The Trust for Cultural Resources of The City of New York,    4/01 at 102           Aaa    2,446,312
                Revenue Refunding Bonds, Series 1991A (The American
                Museum of Natural History), 6.900%, 4/01/21
                (Pre-refunded to 4/01/01)

  1,000,000   New York City Industrial Development Agency, Civic          11/04 at 102           Aaa    1,084,920
                Facility Revenue Bonds (USTA National Tennis Center
                Incorporated Project), 6.375%, 11/15/14

  1,000,000   New York City Industrial Development Agency, Civic           9/05 at 102           Aaa    1,017,750
                Facility Revenue Bonds (New School For Social Research
                Project), Series 1995A, 5.750%, 9/01/15

  1,590,000   City of Niagara Falls, Niagara County, New York, Public      3/04 at 102           Aaa    1,787,748
                Improvement Bonds, 1994, 6.900%, 3/01/21

  5,725,000   Niagara Falls Bridge Commission, Toll Bridge System         10/02 at 102           Aaa    6,296,298
                Revenue Bonds, Series 1992, 6.125%, 10/01/19
                (Pre-refunded to 10/01/02)

              Portfolio of Investments
              Nuveen New York Insured -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*    Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
              Town of North Hempstead, Nassau County, New York,
              Public Improvement Bonds, 1991, Series B,
              Unlimited Tax:
$   425,000     6.800%, 6/01/10 (Pre-refunded to 6/01/00)                  6/00 at 102           Aaa   $  465,915
    425,000     6.800%, 6/01/11 (Pre-refunded to 6/01/00)                  6/00 at 102           Aaa      465,915

              Town of North Hempstead, Nassau County, New York,
              General Obligation Refunding Serial Bonds, Refunding
              Serial Bonds-1992, Series B:
  1,500,000     6.375%, 4/01/09                                           No Opt. Call           Aaa    1,683,210
  1,505,000     6.400%, 4/01/14                                           No Opt. Call           Aaa    1,690,416

              NYACK Union Free School District, Rockland County,
              New York, School District Serial Bonds 1992:
    625,000     6.500%, 4/01/12                                            4/02 at 102           Aaa      683,319
    625,000     6.500%, 4/01/13                                            4/02 at 102           Aaa      683,319
    625,000     6.500%, 4/01/14                                            4/02 at 102           Aaa      683,319

              Rensselaer County, New York, General Obligation
              Bonds, Series 1991:
    960,000     6.700%, 2/15/13                                           No Opt. Call           Aaa    1,109,750
    960,000     6.700%, 2/15/14                                           No Opt. Call           Aaa    1,109,731
    960,000     6.700%, 2/15/15                                           No Opt. Call           Aaa    1,108,992

              Rondout Valley Central School District at Accord,
              Ulster County, New York, General Obligation,
              School District Bonds, 1991:
    550,000     6.800%, 6/15/06                                           No Opt. Call           Aaa      631,444
    550,000     6.850%, 6/15/07                                           No Opt. Call           Aaa      639,595
    550,000     6.850%, 6/15/08                                           No Opt. Call           Aaa      640,221
    550,000     6.850%, 6/15/09                                           No Opt. Call           Aaa      640,860
    550,000     6.850%, 6/15/10                                           No Opt. Call           Aaa      640,843

              County of Suffolk, New York, General Obligation
              Refunding Bonds, Public Improvement
              Refunding Bonds, 1993 Series B:
  1,000,000     6.900%, 4/01/01                                            4/00 at 102           Aaa    1,096,130
    600,000     6.150%, 5/01/10                                            5/03 at 102           Aaa      631,187

  1,000,000   Suffolk County Industrial Development Agency (Suffolk        2/04 at 101           Aaa      952,220
                County, New York), Suffolk County Southwest Sewer
                System Revenue Bonds, Series 1994, 4.750%, 2/01/09

  1,800,000   Suffolk County Water Authority, New York, Water System      No Opt. Call           Aaa    1,783,313
                Revenue Bonds, Series 1993 Refunding,
                5.100%, 6/01/11

  3,700,000   Suffolk County Water Authority, New York Water System        6/03 at 102           Aaa    3,397,043
                Revenue Bonds, Series 1994, 5.000%, 6/01/17

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

   Principal                                                             Optional Call                     Market
      Amount  Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$  2,750,000  Triborough Bridge and Tunnel Authority, General Purpose  1/02 at 101 1/2           Aaa $  2,986,747
                Revenue Bonds, Series X, 6.500%, 1/01/19

   2,000,000  Triborough Bridge and Tunnel Authority, General Purpose      1/01 at 102           Aaa    2,225,040
                Revenue Bonds, Series T, 7.000%, 1/01/20
                (Pre-refunded to 1/01/01)

   1,175,000  Triborough Bridge and Tunnel Authority, General Purpose  1/01 at 101 1/2           Aaa    1,302,216
                Revenue Bonds, Series S, 7.000%, 1/01/21
                (Pre-refunded to 1/01/01)

   8,650,000  Triborough Bridge and Tunnel Authority, Special Obligation   1/01 at 102           Aaa    9,462,667
                Refunding Bonds, Series 1991B, 6.875%, 1/01/15

   1,750,000  City of Yonkers, New York, General Obligation               12/00 at 102           Aaa    1,971,427
                School Bonds-1990-C, 7.375%, 12/01/09
                (Pre-refunded to 12/01/00)
-----------------------------------------------------------------------------------------------------------------
$337,450,000  Total Investments -- (cost $330,334,640) -- 98.5%                                       353,214,754
==============---------------------------------------------------------------------------------------------------
              Temporary Investments in Short-Term Muncipal
                Securities -- 0.4%
$  1,600,000  New York City Industrial Development Agency, Revenue                              A-1+    1,600,000
                Bonds, Series 1989, Audubon Society, Variable Rate
                Demand Bonds, 3.300%, 12/01/14+
==============---------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities -- 1.1%                                                     3,643,961
              ---------------------------------------------------------------------------------------------------
              Net Assets -- 100%                                                                     $358,458,715
              ===================================================================================================

              Summary of Ratings** -- Portfolio of Investments (Excluding Temporary Investments):

                            Standard                                           Number           Market       Market
                            & Poor's                 Moody's            of Securities            Value      Percent
              -----------------------------------------------------------------------------------------------------
                                 AAA                     Aaa                      140     $349,015,686          99%
                        AA+, AA, AA-       Aa1, Aa, Aa2, Aa3                        4        4,199,068           1
              -----------------------------------------------------------------------------------------------------
              Total                                                               144     $353,214,754         100%
              =====================================================================================================

              All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

              * Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

              ** Optional Call Provisions (not covered by the report of
                 independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

              + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets

                                                                       Nuveen         Nuveen
                                                                     Flagship       New York
                                                                     New York        Insured
--------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $226,651,520   $353,214,754
Temporary investments in short-term securities, at
  amortized cost (note 1)                                                   -      1,600,000
Cash                                                                        -        393,510
Receivables:
  Interest                                                          2,930,095      3,874,925
  Shares sold                                                         373,857        823,383
Other assets                                                           49,956         13,026
--------------------------------------------------------------------------------------------
    Total assets                                                  230,005,428    359,919,598
--------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                        725,651              -
Payable for shares redeemed                                           121,183        192,323
Accrued expenses:
  Management fees (note 6)                                             95,811        148,089
  Other                                                                75,129         48,318
Dividends payable                                                     625,488      1,072,153
--------------------------------------------------------------------------------------------
    Total liabilities                                               1,643,262      1,460,883
--------------------------------------------------------------------------------------------
Net assets (note 7)                                              $228,362,166   $358,458,715
============================================================================================
Class A Shares (note 1)
Net assets                                                       $ 71,675,716   $ 35,956,806
Shares outstanding                                                  6,807,976      3,425,488
Net asset value and redemption price per share                   $      10.53   $      10.50
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)               $      10.99   $      10.96
============================================================================================
Class B Shares (note 1)
Net assets                                                       $    123,599   $  1,279,031
Shares outstanding                                                     11,737        121,801
Net asset value, offering and redemption price per share         $      10.53   $      10.50
============================================================================================
Class C Shares (note 1)
Net assets                                                       $  3,965,015   $  2,015,277
Shares outstanding                                                    375,507        192,223
Net asset value, offering and redemption per share               $      10.56   $      10.48
============================================================================================
Class R Shares (note 1)
Net assets                                                       $152,597,836   $319,207,601
Shares outstanding                                                 14,457,474     30,416,779
Net asset value, offering and redemption price per share         $      10.55   $      10.49
============================================================================================

                    See accompanying notes to financial statements.

Statement of Operations
Year ended February 28, 1997
                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

                                                                   Nuveen Flagship      Nuveen New York
                                                                          New York*             Insured
--------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                    $11,047,597          $21,395,728
--------------------------------------------------------------------------------------------------------
Expenses
  Management fees (note 6)                                                 962,093            1,932,218
  12b-1 service fees -- Class A (notes 1 and 6).                            54,119               73,862
  12b-1 distribution and service fees -- Class B (notes 1 and 6)                34                  494
  12b-1 distribution and service fees -- Class C (notes 1 and 6)             8,973               19,878
  Shareholders' servicing agent fees and expenses                          147,445              280,518
  Custodian's fees and expenses                                             56,317               75,892
  Trustees' fees and expenses (note 6)                                       1,464                6,623
  Professional fees                                                         16,734               32,736
  Shareholders' reports -- printing and mailing expenses                    56,696               69,169
  Federal and state registration fees                                        3,226                7,411
  Portfolio insurance expense                                                   --               11,709
  Other expenses                                                            10,214               14,491
--------------------------------------------------------------------------------------------------------
    Total expenses before expense reimbursement                          1,317,315            2,525,001
  Expense reimbursement from investment adviser (note 6)                   (40,876)                  --
--------------------------------------------------------------------------------------------------------
Net expenses                                                             1,276,439            2,525,001
--------------------------------------------------------------------------------------------------------
Net investment income                                                    9,771,158           18,870,727
--------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                       (1,010,261)          (1,461,177)
Net change in unrealized appreciation or depreciation
  of investments                                                           692,933           (2,674,004)
--------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                          (317,328)          (4,135,181)
--------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $9,453,830          $14,735,546
========================================================================================================
 * Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York (see note 1 of the Notes to Financial Statements).



                                                          See accompanying notes to financial statements.

                      Statement of Changes in Net Assets

                                                              Nuveen Flagship         Nuveen               Nuveen
                                                                    New York*       New York          New York Insured
                                                              ------------------------------------------------------------
                                                                  Year ended     Year ended      Year ended      Year ended
                                                                      2/28/97        2/29/96         2/28/97        2/29/96
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                            $  9,771,158   $  8,950,610    $ 18,870,727   $ 18,895,145
Net realized gain (loss) from investment
 transactions (notes 1 and 4)                                      (1,010,261)     1,772,126      (1,461,177)       973,136
Net change in unrealized appreciation or
 depreciation of investments                                          692,933      5,658,638      (2,674,004)    15,965,392
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          9,453,830     16,381,374      14,735,546     35,833,673
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                           (1,237,906)      (551,771)     (1,495,702)      (834,291)
 Class B                                                                 (239)           N/A          (4,068)           N/A
 Class C                                                              (45,573)       (18,002)        (88,657)       (36,998)
 Class R                                                           (8,581,033)    (8,358,840)    (17,106,737)   (18,227,897)
From accumulated net realized gains
 from investment transactions:
 Class A                                                              (75,072)             -               -        (51,671)
 Class B                                                                    -            N/A               -            N/A
 Class C                                                               (3,076)             -               -         (2,889)
 Class R                                                             (571,338)             -               -       (861,604)
In excess of net realized gains from investment transactions:
 Class A                                                                    -              -               -         (4,745)
 Class B                                                                    -            N/A               -            N/A
 Class C                                                                    -              -               -           (265)
 Class R                                                                    -              -               -        (79,130)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
 to shareholders                                                  (10,514,237)    (8,928,613)    (18,695,164)   (20,099,490)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in reorganization
 of Flagship New York (note 1)                                     52,756,095              -               -              -
Net proceeds from sale of shares                                   17,906,845     25,994,295      27,322,062     33,178,272
Net asset value of shares issued to shareholders
 due to reinvestment of distributions                               7,344,275      6,667,727      13,233,860     15,112,959
---------------------------------------------------------------------------------------------------------------------------
                                                                   78,007,215     32,662,022      40,555,922     48,291,231
---------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (19,737,885)   (21,690,219)    (47,601,839)   (47,225,300)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions                                      58,269,330     10,971,803      (7,045,917)     1,065,931
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                              57,208,923     18,424,564     (11,005,535)    16,800,114
Net assets at the beginning of year                               171,153,243    152,728,679     369,464,250    352,664,136
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $228,362,166   $171,153,243    $358,458,715   $369,464,250
===========================================================================================================================
Balance of undistributed net investment income
 at end of year                                                  $     33,225   $    126,818    $    235,011   $     59,448
===========================================================================================================================

* Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York (see note 1 of the Notes to Financial Statements).

N/A -- The Funds were not authorized to issue Class B Shares prior to February 1, 1997.

                                 See accompanying notes to financial statements.

Notes to Financial Statements
                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report



1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New York Municipal Bond Fund ("Nuveen Flagship New York") and the Nuveen New York Insured Municipal Bond Fund ("Nuveen New York Insured") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co., Incorporated, and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Nuveen New York Tax-Free Value Fund ("Nuveen New York") and Flagship New York Tax-Exempt Fund ("Flagship New York") reorganized into Nuveen Flagship New York. Nuveen New York Insured Tax-Free Value Fund was reorganized into the Trust and renamed Nuveen New York Insured Municipal Bond Fund. Prior to the reorganization Nuveen New York was a series of Nuveen Tax-Free Bond Fund, Inc., Flagship New York was a sub-trust of Flagship Tax Exempt Funds Trust, and Nuveen New York Insured Tax-Free Value Fund was a series of Nuveen Insured Tax-Free Bond Fund, Inc., each an open-end management investment company.

Each Fund seeks to provide high double or triple tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds whose income is exempt from regular federal, state and, in some cases, local income taxes.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At February 28, 1997, there were no such purchase commitments in either Fund.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to the shareholders of the respective Funds. All income dividends paid during the fiscal year ended February 28, 1997, have been designated Exempt Interest Dividends.

Insurance

Nuveen New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report



of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund of the Trust offers Class A, Class B, Class C and Class R Shares. Class A Shares incur a sales charge on purchases and an annual 12b-1 service fee. Class B Shares, which were first offered for sale on February 1, 1997, are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge on purchases, but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge on purchases or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1997.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                  Nuveen Flagship New York*             Nuveen New York
                                              -------------------------------------------------------------
                                                         Year ended                       Year ended
                                                           2/28/97                          2/29/96
                                              -------------------------------------------------------------
                                                 Shares             Amount          Shares           Amount
-----------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                        800,235       $  8,359,824       1,261,309     $ 13,070,637
 Class B                                         12,680            134,014             N/A              N/A
 Class C                                         98,523          1,037,778          53,367          556,433
 Class R                                        801,691          8,375,229       1,182,028       12,367,225
Shares issued in the reorganization
 of Flagship New York:
 Class A                                      4,801,915         50,302,455               -                -
 Class B                                              -                  -             N/A              N/A
 Class C                                        233,553          2,453,640               -                -
 Class R                                              -                  -               -                -
Shares issued to shareholders due
 to reinvestment of distributions:
 Class A                                         65,006            681,196          34,236          358,186
 Class B                                              -                  -             N/A              N/A
 Class C                                          2,391             25,145           1,167           12,262
 Class R                                        632,056          6,637,934         603,620        6,297,279
-----------------------------------------------------------------------------------------------------------
                                              7,448,050         78,007,215       3,135,727       32,662,022
-----------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                       (342,219)        (3,580,581)       (127,601)      (1,336,675)
 Class B                                           (943)            (9,996)            N/A              N/A
 Class C                                        (19,687)          (205,801)         (2,280)          (2,961)
 Class R                                     (1,525,270)       (15,941,507)     (1,956,584)     (20,329,583)
-----------------------------------------------------------------------------------------------------------
                                             (1,888,119)       (19,737,885)     (2,086,465)     (21,690,219)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                       5,559,931       $ 58,269,330       1,049,262     $ 10,971,803
===========================================================================================================

* Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York (see note 1).


N/A - The Funds were not authorized to issue Class B Shares prior to February 1, 1997.

                                                                   Nuveen Municipal Bond Funds
                                                               February 28, 1997 Annual Report


                                                         Nuveen New York Insured
                                          ----------------------------------------------------
                                                  Year ended                  Year ended
                                                    2/28/97                     2/29/96
                                          ----------------------------------------------------
                                             Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------
Shares sold:
  Class A                                 1,504,805   $ 15,621,977    1,778,309   $ 18,519,780
  Class B                                   121,801      1,283,684          N/A            N/A
  Class C                                   132,904      1,375,391      113,081      1,180,461
  Class R                                   871,126      9,041,010    1,291,786     13,478,031

Shares issued to shareholders due
  to reinvestment of distributions:
  Class A                                   100,648      1,049,380       59,314        621,995
  Class B                                         -              -          N/A            N/A
  Class C                                     6,232         64,963        2,279         23,992
  Class R                                 1,163,086     12,119,517    1,387,801     14,466,972
----------------------------------------------------------------------------------------------
                                          3,900,602     40,555,922    4,632,570     48,291,231
----------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                  (512,407)    (5,315,448)    (220,550)    (2,316,785)
  Class B                                         -              -          N/A            N/A
  Class C                                   (76,002)      (797,045)     (14,453)      (153,831)
  Class R                                (3,991,732)   (41,489,346)  (4,307,682)   (44,754,684)
----------------------------------------------------------------------------------------------
                                         (4,580,141)   (47,601,839)  (4,542,685)   (47,225,300)
----------------------------------------------------------------------------------------------
Net increase (decrease)                    (679,539)  $ (7,045,917)      89,885   $  1,065,931
==============================================================================================

N/A -- The Funds were not authorized to issue Class B Shares prior to February 1, 1997.

3. Distribution To Shareholders
On March 7, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 1997, to shareholders of record on March 7, 1997, as follows:

                                                         Nuveen Flagship                Nuveen
                                                                New York      New York Insured
----------------------------------------------------------------------------------------------
Dividend per share:
   Class A                                                        $.0473                $.0435
   Class B                                                         .0407                 .0370
   Class C                                                         .0426                 .0385
   Class R                                                         .0491                 .0450
==============================================================================================

             4. Securities Transactions

             Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1997, were as follows:

                                                           Nuveen Flagship New York*            Nuveen New York Insured
             ----------------------------------------------------------------------------------------------------------
             Purchases
             Investments in municipal securities                         $75,485,085                       $104,470,242
             Temporary municipal investments                              15,800,000                         41,400,000

             Sales
             Investments in municipal securities                          65,117,474                        106,617,170
             Temporary municipal investments                              19,600,000                         46,800,000
             ==========================================================================================================

             * Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York (see note 1).

             At February 28, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

             At February 27, 1997, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                                                     Nuveen Flagship
                                                                            New York            Nuveen New York Insured
             ----------------------------------------------------------------------------------------------------------
             Expiration year:
               2004                                                       $1,895,237*                                --
               2005                                                               --                         $1,543,769
             ----------------------------------------------------------------------------------------------------------
             Total                                                        $1,895,237                         $1,543,769
             ==========================================================================================================

             * Due to the reorganization of Nuveen New York and Flagship New
               York (note 1), Nuveen New York and Flagship New York had net realized losses from investment transactions of $1,010,262 and $884,975, respectively, which were carried forward by Nuveen Flagship New York, as permitted under applicable tax regulations.

             5. Unrealized Appreciation (Depreciation)
             Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1997, were as follows:

                                                            Nuveen Flagship New York            Nuveen New York Insured
             ----------------------------------------------------------------------------------------------------------
             Gross unrealized:
               appreciation                                              $12,541,649                        $23,074,706
               depreciation                                                 (127,318)                          (194,592)
             ----------------------------------------------------------------------------------------------------------
             Net unrealized appreciation                                 $12,414,331                        $22,880,114
             ==========================================================================================================

             6. Management Fee and Other Transactions with Affiliates
             Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

             Average daily net asset value                       Management fee
             ------------------------------------------------------------------
             For the first $125 million                             .5500 of 1%
             For the next $125 million                              .5375 of 1
             For the next $250 million                              .5250 of 1
             For the next $500 million                              .5125 of 1
             For the next $1 billion                                .5000 of 1
             For net assets over $2 billion                         .4750 of 1
             ------------------------------------------------------------------

             The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Nuveen Flagship New York and .975 of 1% of the average daily net asset value of Nuveen New York Insured, excluding any 12b-1 fees applicable to Class A, Class B and Class C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

             The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

             The Distributor collected sales charges of approximately $272,100 and $463,700, for Nuveen Flagship New York and Nuveen New York Insured, respectively, on Class A share purchases, of which approximately $247,900 and $415,200, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

             During the fiscal year ended February 28, 1997, for Nuveen New York Insured, the Distributor compensated authorized dealers directly with approximately $50,000 in commission advances on Class B and Class C shares sales. No commissions were advanced during fiscal year ended February 28, 1997, for Nuveen Flagship New York. Class B and Class C shares purchased are subject to a CDSC if the shares are redeemed within a specified period of purchase. Effective February 1, 1997, any such CDSC is to be retained by the Distributor to compensate for commissions advanced to authorized dealers. During the month ended February 28, 1997, no such CDSC was collected or retained by the Distributor. Also effective February 1, 1997, all 12b-1 service fees collected on Class B shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B shares, and all 12b-1 service and distribution fees on Class C shares during the first year following a purchase are retained by the Distributor to compensate for commissions advanced to authorized dealers. Accordingly, for the one month ended February 28, 1997, the Distributor received and retained all 12b-1 service and distribution fees on Class B and Class C shares. The 12b-1 service and distribution fees on Class C shares received by the Distributor for the eleven months ended January 31, 1997, were substantially all paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. Composition of Net Assets

At February 28, 1997, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                        Nuveen Flagship New York    Nuveen New York Insured
-------------------------------------------------------------------------------------------
Capital paid-in                                     $217,809,898               $336,887,359
Balance of undistributed net
 investment income                                        33,225                    235,011
Accumulated net realized gain (loss)
 from investment transactions                         (1,895,288)                (1,543,769)
Net unrealized appreciation
 of investments                                       12,414,331                 22,880,114
-------------------------------------------------------------------------------------------
Net assets                                          $228,362,166               $358,458,715
===========================================================================================

8. Investment Composition

Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At February 28, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                         Nuveen Flagship New York   Nuveen New York Insured
-------------------------------------------------------------------------------------------
Revenue Bonds:
 Housing Facilities                                           20%                        20%
 Lease Rental Facilities                                      20                          2
 Educational Facilities                                       16                         10
 Water/Sewer Facilities                                        3                         10
 Health Care Facilities                                        7                          9
 Transportation                                                3                         10
 Other                                                         8                          6
General Obligation Bonds                                      12                         16
Escrowed Bonds                                                11                         17
-------------------------------------------------------------------------------------------
                                                             100%                       100%
===========================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (23% for Nuveen Flagship New York and 100% for Nuveen New York Insured). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All of the temporary investments in short-term municipal securities held by Nuveen New York Insured have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                             Financial Highlights

  Financial Highlights

  Selected data for a share outstanding throughout each period is as follows:

                                                  Operating Performance            Less Distributions
                                                --------------------------    -----------------------------

                                                                       Net
                                        Net                   realized and      Dividends                          Net       Total
                                      asset                     unrealized      from tax-                        asset      return
                                      value           Net      gain (loss)     exempt net     Distributions      value      on net
                                  beginning     investment            from     investment      from capital     end of       asset
Nuveen Flagship New York**        of period       income++     investments         income             gains     period      value+
----------------------------------------------------------------------------------------------------------------------------------
Class A
Year ended,
  2/28/97***                        $10.610          $.588          $(.069)        $(.556)           $(.043)   $10.530        5.07%
  2/29/96                            10.120           .555            .487          (.552)               --     10.610       10.52

9/6/94 to 2/28/95                    10.230           .277           (.067)         (.273)            (.047)    10.120        2.21

Class B
1 month ended,
  2/28/97                            10.480           .049            .042          (.041)               --     10.530         .87

Class C
Year ended,
  2/28/97***                         10.640           .554           (.111)         (.480)            (.043)    10.560        4.31
  2/29/96                            10.110           .478            .528          (.476)               --     10.640       10.13

9/13/94 to 2/28/95                   10.110           .231            .038          (.222)            (.047)    10.110        2.80

Class R
Year ended,
  2/28/97***                         10.640           .586           (.047)         (.586)            (.043)    10.550        5.26
  2/29/96                            10.150           .582            .490          (.582)               --     10.640       10.80
Year ended,
  2/28/95                            10.720           .579           (.529)         (.573)            (.047)    10.150         .75
  2/28/94                            10.610           .578            .161          (.580)            (.049)    10.720        7.10
  2/28/93                             9.880           .603            .806          (.598)            (.081)    10.610       14.79
3 months ended,
  2/29/92                             9.820           .163            .053          (.156)               --      9.880        2.21
Year ended,
  11/30/91                            9.380           .629            .441          (.630)               --      9.820       11.79
  11/30/90                            9.560           .631           (.181)         (.630)               --      9.380        4.92
  11/30/89                            9.180           .633            .380          (.633)               --      9.560       11.34
  11/30/88                            8.760           .625            .420          (.625)               --      9.180       12.20
12/10/86 to 11/30/87                  9.600           .612           (.840)         (.612)               --      8.760       (2.44)
----------------------------------------------------------------------------------------------------------------------------------

            See notes on page 48.


                                                        Nuveen Municipal Bond Funds
                                                    February 28, 1997 Annual Report

                             Ratios/Supplemental Data
-----------------------------------------------------------------------------------
                                     Ratio                       Ratio
                                    of net                      of net
                    Ratio of    investment      Ratio of    investment
                    expenses     income to      expenses     income to
                  to average       average    to average       average
                  net assets    net assets    net assets    net assets
    Net assets        before        before         after         after    Portfolio
 end of period    reimburse-    reimburse-    reimburse-    reimburse-     turnover
(in thousands)          ment          ment        ment++        ment++         rate
-----------------------------------------------------------------------------------

      $ 71,676           .95%         5.39%          .89%         5.45%          37%
        15,732          1.02          5.28           .99          5.31           47

         3,189          1.56*         5.31*         1.00*         5.87*          29


           124          1.65*         5.86*         1.44*         6.07*          37


         3,965          1.64          4.73          1.57          4.80           37
           646          1.99          4.29          1.73          4.55           47

            86          7.97*        (1.06)*        1.75*         5.16*          29


       152,598           .71          5.55           .69          5.57           37
       154,776           .76          5.55           .74          5.57           47

       149,454           .74          5.79           .74          5.79           29
       146,297           .78          5.30           .75          5.33           15
       107,146           .84          5.75           .75          5.84           12

        66,491           .75*         6.27*          .75*         6.27*          16

        59,351           .79          6.46           .75          6.50           19
        44,347           .81          6.59           .75          6.65           51
        29,040           .98          6.40           .75          6.63           85
        14,975          1.09          6.55           .75          6.89           71
         8,239          1.38*         5.45*          .37*         6.46*          20
-----------------------------------------------------------------------------------

             Selected data for a share outstanding throughout each period is as follows.

                                              Operating Performance         Less Distributions
                                            -------------------------   --------------------------

                                                                  Net
                                      Net                realized and    Dividends                          Net    Total
                                    asset                  unrealized    from tax-                        asset   return
                                    value          Net    gain (loss)   exempt net   Distributions        value   on net
                                beginning   investment           from   investment    from capital       end of    asset
Nuveen New York Insured         of period     income++    investments       income           gains       period   value+
------------------------------------------------------------------------------------------------------------------------
Class A
Year ended,
  2/28/97                         $10.610        $.549         $(.139)      $(.520)         $   --      $10.500     4.02%
  2/29/96                          10.150         .521           .492        (.524)          (.029)+++   10.610    10.19

9/6/94 to 2/28/95                  10.160         .253           .037        (.260)          (.040)      10.150     3.01

Class B
2/10/97 to 2/28/97                 10.530         .027          (.020)       (.037)             --       10.500      .07

Class C
Year ended,
  2/28/97                          10.610         .472          (.159)       (.443)             --       10.480     3.06
  2/29/96                          10.120         .442           .524        (.447)          (.029)+++   10.610     9.71

9/13/94 to 2/28/95                 10.030         .207           .133        (.210)          (.040)      10.120     3.53

Class R
Year ended,
  2/28/97                          10.610         .550          (.127)       (.543)             --       10.490     4.15
  2/29/96                          10.150         .548           .495        (.554)          (.029)+++   10.610    10.51
  2/28/95                          10.630         .555          (.440)       (.555)          (.040)      10.150     1.37
  2/28/94                          10.620         .550           .035        (.543)          (.032)      10.630     5.57
  2/28/93                           9.780         .566           .849        (.562)          (.013)      10.620    14.96
  2/29/92                           9.320         .590           .467        (.597)             --        9.780    11.66
  2/29/91                           9.250         .598           .068        (.596)             --        9.320     7.61
  2/28/90                           9.060         .596           .190        (.596)             --        9.250     8.75
  2/28/89                           9.100         .593          (.040)       (.593)             --        9.060     6.37
  2/29/88                           9.830         .606          (.730)       (.606)             --        9.100     (.85)

12/10/86 to 2/28/87                 9.600         .130           .230        (.130)             --        9.830     3.76
------------------------------------------------------------------------------------------------------------------------

               *  Annualized.

              ** Nuveen Flagship New York information included prior to the year ended February 28, 1997, reflects the financial highlights of Nuveen New York.

             *** Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York.

               + Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. The total returns shown for Class A Shares do not include the effect of applicable sales charge on purchases. The total returns shown for Class B and Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any sales charge on purchases or contingent deferred sales charges.

              ++ Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser, if applicable (see note 6 of the Notes to Financial Statements).

                                                            Nuveen Municipal Bond Funds
                                                        February 28, 1997 Annual Report


                                   Ratios/Supplemental Data
---------------------------------------------------------------------------------------
                                       Ratio                         Ratio
                                      of net                        of net
                     Ratio of     investment       Ratio to     investment
                     expenses      income to       expenses      income to
                   to average        average     to average        average
                   net assets     net assets     net assets     net assets
    Net assets         before         before          after          after    Portfolio
 end of period     reimburse-     reimburse-     reimburse-     reimburse-     turnover
(in thousands)           ment           ment         ment++         ment++         rate
---------------------------------------------------------------------------------------
      $ 35,957           .92%          5.04%           .92%          5.04%          29%
        24,747           .93           4.97            .93           4.97           17

         7,258          1.13*          5.33*          1.05*          5.41*          11

         1,279          1.64*          5.17*          1.64*          5.17*          29


         2,015          1.67           4.28           1.67           4.28           29
         1,369          1.69           4.21           1.69           4.21           17

           285          2.32*          4.13*          1.80*          4.65*          11


       319,208           .68           5.28            .68           5.28           29
       343,348           .67           5.26            .67           5.26           17
       345,121           .65           5.57            .65           5.57           11
       388,176           .68           5.11            .68           5.11            5
       314,877           .73           5.56            .73           5.56            6
       167,048           .69           6.08            .69           6.08            4
        80,484           .73           6.46            .73           6.46           13
        40,372           .85           6.35            .85           6.35           30
        20,206          1.05           6.50            .97           6.58           62
        14,078          1.12           6.22            .61           6.73           36

         5,177          3.19*          1.78*            --           4.97*          --
--------------------------------------------------------------------------------------

+++ The amounts shown include distributions in excess of capital gains of $.0024 per share for the year ended 2/29/96.

             Report of Independent Public Accountants



             To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

             We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship New York and Nuveen New York Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

             We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II, as of February 28, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


             ARTHUR ANDERSEN LLP

             Chicago, Illinois
             April 11, 1997

Nuveen Municipal Bonds Fund
February 28, 1997 Annual Report

                          Shareholder Meeting Report
                          New York

                                             A Shares    C Shares    R Shares
-------------------------------------------------------------------------------
Election of the Fund's
Board of Directors:
--------------------------------------------------------------------------------
(A)  Bremner              For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(B)  Brown                For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(C)  Dean                 For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(D)  Impellizzeri         For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(E)  Rosenheim            For               1,405,339      51,346  10,655,254
                          Withhold              8,645           -     243,668
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(F)  Sawers               For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(G)  Schneider            For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
(H)  Schwertfeger         For               1,405,664      51,346  10,657,279
                          Withhold              8,320           -     241,643
                          ------------------------------------------------------
                          Total             1,413,984      51,346  10,898,922
--------------------------------------------------------------------------------
Reorganization            For               1,103,638      45,152   8,582,788
                          Against              14,192       2,415     285,739
                          Abstain              57,322       2,612     447,030
                          ------------------------------------------------------
                          Total             1,175,152      50,179   9,315,557
--------------------------------------------------------------------------------
                          Broker Non Votes    238,832       1,167   1,583,365
                          ------------------------------------------------------

                          51

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
JOHN NUVEEN, SR.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

[NUVEEN LOGO]

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286
(800) 621-7227

NUVEEN
Municipal
Bond Funds


February 28, 1997


Annual Report


Dependable, tax-free income
to help you keep more of
what you earn.





California



[PHOTO OF COUPLE APPEARS HERE]

                       Contents

                        2 Dear Shareholder

                        4 Answering Your Questions

                        6 California Overview

                        8 California Insured Overview

                       11  Financial Section

                       43  Shareholder Meeting Results

                       47  Shareholder Information

                       48  Fund Information

Dear Shareholder

[Photo of Timothy R. Schwertfeger appears here]

It is my pleasure to report to you on the performance of the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund, and to welcome new investors to our family of investments. Both of these funds rewarded investors during the fiscal year with consistent performance, delivering attractive tax-free income while also preserving your capital. At the same time, the funds added a measure of stability to investor portfolios containing more volatile equity funds.

As of the fiscal year end, investors in the Nuveen California Municipal Bond Fund's A shares were receiving dividends providing an annualized tax-free current yield on net asset value of 4.55%, while investors in the Nuveen California Insured Municipal Bond Fund's A shares were receiving 4.46% annually. To receive these yields on an after-tax basis, investors in the 42% federal and state income tax bracket would have had to receive 7.84% and 7.69%, respectively, from comparable taxable investments.

Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you. In January we acquired Flagship Resources Inc., a respected manager of municipal bond mutual funds, based in Dayton, Ohio. This added 19 mutual funds to the Nuveen family, giving investors an expanded array of tax-free investment solutions for their personal

"Since our last report,

Nuveen has undertaken

a number of key strategic

steps geared to enhancing

our service to you."


portfolios. As we increase our product offerings, we now offer you more flexibility to purchase fund shares according to your specific circumstances through expanded pricing options.

Nuveen also has created new equity and balanced funds to help investors keep more of what they have earned. In November we launched the Nuveen Growth and Income Stock Fund, a fund that seeks to provide superior stock market performance with moderated risk. Last month we introduced two new balanced mutual funds, each designed to provide investors an attractive combination of long-term growth potential and current income.

Nuveen prides itself on helping more than 1.3 million investors maintain the lifestyle they currently enjoy by providing quality investment solutions with reduced risk. Thank you for your continued confidence in Nuveen and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger

Chairman of the Board

April 14, 1997

Answering Your Questions

[PHOTO OF TOM SPALDING APPEARS HERE]

Tom Spalding, head of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

What key economic factors affected
these funds during the past year?

In the last 12 months, the bond market -- despite some fluctuations -- was relatively stable compared with recent years. Following a strong start to the year, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets with alternating enthusiasm and uncertainty. In the third quarter of 1996, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period.

Throughout the year, stock market euphoria focused investors' attention on stocks and brought record amounts of new money into stock funds, bypassing the bond market. Some investors, concerned about a possible correction in the stock market, decided to take their profits, but adopted a wait-and-see attitude about investing capital gains, electing to go with short-term vehicles until a clearer picture of market trends emerged. These events affected demand for bond issues of all types in the last year.

Given this market environment,
how did the funds perform?

Both the California Municipal Bond Fund and the California Insured Municipal Bond Fund rewarded investors with solid total returns on net asset value for the period, recording price changes and reinvested dividends of 5.29% and 4.57%, respectively. During the same period, the Lehman Brothers Municipal Bond Index, which does not incur operating expenses or transaction costs, reported a 5.51% total return.

What strategies did you employ to add value?

The fluctuations of 1996 created specific inefficiencies in the market, enabling Nuveen to uncover and take advantage of price discrepancies to improve fund portfolios. For example, we were able to enhance the durability of the funds' dividends by purchasing bonds with longer call protection. These bonds

"We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market."


were less in demand as interest rates began to rise in 1996, creating a value investing opportunity. These bonds then appreciated in value more than other bonds as rates moved down during the year.

What is the current status of California's municipal market?

In 1996, California's economy grew at an accelerated rate that outpaced that of the nation as a whole. This strength is reflected in the state's positive revenue performance, primarily derived from income and sales taxes. Job growth has been robust, and the real estate market -- both commercial and residential -- appears to be recovering. For 1997-98, Governor Wilson has proposed a balanced state budget that emphasizes corporate tax reduction, educational funding and welfare reform. Local governments, however, are still assessing the impact on existing and future bond issues of Proposition 218 (the recently passed initiative that requires voter approval of local and special taxes). If approved, additional new voter initiatives and referendums, including a proposal to require voter approval for all types of debt issued by all governmental units, could affect growth prospects. Overall, the outlook for the state's economy is favorable. California's challenge over the next decade will be to provide an environment that promotes business as well as expansive long-term growth.

What is the current economic outlook?

A look at the current environment shows continued economic growth characterized by low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. Although inflation remains at the same subdued levels it has exhibited over the past six years, the strength of the current economic expansion encouraged the Federal Reserve to make a preemptive strike against inflation's potential return. It raised short-term interest rates by 0.25% at the end of March. While the bond market had already anticipated and discounted much of the impact of this tightening, the Fed's action set off a decline in the equity market that -- in combination with the attractive yields currently available -- increased interest in municipal bonds on the part of investors looking to move out of stocks. We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market.

                                  California
                                   Overview


Credit Quality

                            [PIE CHART APPEARS HERE]

                            AA                   14%
                            A                    24%
                            BB                    1%
                            BBB                   9%
                            NR                    3%
                            AAA                  49%
--------------------------------------------------------------------------------

Diversification

                            [PIE CHART APPEARS HERE]

                          Health Care Facilities     19%
                          General Obligations         1%
                          Escrowed Bonds             16%
                          Water and Sewer             2%
                          Other                      14%
                          Electric Utilities          6%
                          Housing Facilities         16%
                          Educational Facilities      5%
                          Lease Rental               21%
--------------------------------------------------------------------------------

Fund Highlights
================================================================================
Share Class                                        A       B         C         R
Inception Date                                  9/94    3/97      9/94      7/86
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         $10.58     N/A    $10.58    $10.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $235,827
--------------------------------------------------------------------------------
Average Weighted Maturity (years)                                           20.8
--------------------------------------------------------------------------------
Duration (years)                                                             8.0
--------------------------------------------------------------------------------

Annualized Total Return/1/
================================================================================
Share Class                          A(NAV)  A(Offer)        B        C        R
1-Year                                5.29%     0.87%    4.68%    4.53%    5.67%
--------------------------------------------------------------------------------
5-Year                                6.71%     5.80%    6.05%    6.00%    7.05%
--------------------------------------------------------------------------------
10-Year                               6.58%     6.12%    5.87%    5.83%    6.88%
--------------------------------------------------------------------------------

Tax-Free Yields
================================================================================
Share Class                          A(NAV)  A(Offer)        B        C        R
Dist Rate                             5.16%     4.95%    4.41%    4.59%    5.37%
--------------------------------------------------------------------------------
SEC 30-Day Yld                        4.55%     4.36%    3.77%    3.97%    4.74%
--------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  7.84%     7.52%    6.50%    6.84%    8.17%
--------------------------------------------------------------------------------

1 Class R Share returns are actual. Class A, B and C returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

2 Based on the SEC yield and on a combined federal and state income tax rate of 42%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                                           Nuveen California Municipal Bond Fund
                                                 February 28, 1997 Annual Report


* The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.20%) and all ongoing fund expenses.

Index Comparison*

                          [GRAPH CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

=== Lehman Brothers Municipal Bond Index          $20,863
--- Nuveen California Municipal Bond Fund (NAV)   $18,911
 ... Nuveen California Municipal Bond Fund (Offer) $18,116
Past performance is not predictive of future performance.

Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

                              California Insured
                              Overview


Credit Quality

                           [PIE CHART APPEARS HERE]

                                 A         3%
                                 AA        2%
                                 AAA      95%
--------------------------------------------------------------------------------

Diversification

                           [PIE CHART APPEARS HERE]

 Other                     23%
 Health Care Facilities     8%
 Electric Utilities         4%
 Escrowed Bonds            18%
 Educational                2%
 Water and Sewer            9%
 General Obligations        5%
 Housing Facilities        12%
 Lease Rental              19%
--------------------------------------------------------------------------------

Fund Highlights
================================================================================
Share Class                                        A       B         C         R
Inception Date                                  9/94    3/97      9/94      7/86
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         $10.70     N/A    $10.63    $10.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $224,870
--------------------------------------------------------------------------------
Average Weighted Maturity (years)                                           22.0
--------------------------------------------------------------------------------
Duration (years)                                                             7.7
--------------------------------------------------------------------------------

Annualized Total Return/1/
================================================================================
Share Class                          A(NAV)  A(Offer)        B        C        R
1-Year                                4.57%     0.17%    3.82%    3.99%    4.81%
--------------------------------------------------------------------------------
5-Year                                6.95%     6.03%    6.70%    6.14%    7.18%
--------------------------------------------------------------------------------
10-Year                               6.65%     6.19%    5.89%    5.84%    6.89%
--------------------------------------------------------------------------------

Tax-Free Yields
================================================================================
Share Class                          A(NAV)  A(Offer)        B        C        R
Dist Rate                             5.05%     4.83%    4.30%    4.46%    5.22%
--------------------------------------------------------------------------------
SEC 30-Day Yld                        4.46%     4.27%    3.68%    3.88%    4.65%
--------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  7.69%     7.36%    6.34%    6.69%    8.02%
--------------------------------------------------------------------------------

1 Class R Share returns are actual. Class A, B and C Shares returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

2 Based on the SEC yield and on a combined federal and state income tax rate of 42%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                                   Nuveen California Insured Municipal Bond Fund
                                                 February 28, 1997 Annual Report


* The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.20%) and all ongoing fund expenses.

Index Comparison*

                          [GRAPH CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

=== Lehman Brothers Municipal Bond Index                  $20,863
--- Nuveen California Insured Municipal Bond Fund (NAV)   $19,029
 ... Nuveen California Insured Municipal Bond Fund (Offer) $18,229 Past performance is not predictive of future performance.

Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

                          Financial Section







                             Contents

                          12 Portfolio of Investments

                          25 Statement of Net Assets

                          26 Statement of Operations

                          27 Statement of Changes in Net Assets

                          29 Notes to Financial Statements

                          37 Financial Highlights

                          42 Report of Independent
                             Public Accountants

              Portfolio of Investments
              California

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------

$ 3,150,000   California Educational Facilities Authority Revenue         10/97 at 102            Aa  $ 3,262,077
                Bonds (University of Southern California Project)
                Series 1989 A, 7.200%, 10/01/15

              California Health Facilities Financing Authority, Insured
              Health Facility Revenue Bonds, (Small Facilities Pooled
              Loan Program), 1994 Series B:
  3,000,000     7.400%, 4/01/14                                            4/05 at 102             A    3,433,260
  3,635,000     7.500%, 4/01/22                                            4/05 at 102             A    4,183,558

  3,750,000   California Health Facilities Financing Authority, Insured    8/06 at 102           Aaa    3,802,988
                Revenue Bond, (Sutter/CHS), 5.875%, 8/15/16

  1,700,000   California Health Facilities Financing Authority, Hospital   1/99 at 102            A+    1,806,590
                Revenue Refunding Bonds (Sutter Health),
                Series 1989A, 7.000%, 1/01/09

  2,000,000   California Health Facilities Financing Authority, Health     5/00 at 102           Aaa    2,228,200
                Facility Revenue Bonds, (Health Dimensions,
                Incorporated) 1990 Series A, 7.500%, 5/01/15
                (Pre-refunded to 5/01/00)

  2,000,000   California Health Facilities Financing Authority, Health    10/00 at 102           N/R    2,251,180
                Facility Revenue Bonds (Sisters of Providence),
                Series 1990, 7.500%, 10/01/10
                (Pre-refunded to 10/01/00)

  3,380,000   California Health Facilities Financing Authority, Kaiser    12/00 at 102            AA    3,709,415
                Permanente, Revenue Bonds, 1990 Series A,
                7.000%, 12/01/10

  1,750,000   California Health Facilities Financing Authority, Hospital   5/03 at 102            A-    1,712,165
                Revenue Bonds, (Downey Community Hospital),
                Series 1993, 5.750%, 5/15/15

  4,750,000   California Housing Finance Agency Home Mortgage              8/05 at 102           Aaa    4,830,940
                Revenue Bonds, 1995 Series F, 5.950%, 8/01/14

  6,570,000   California Housing Finance Agency, Multifamily Housing       8/04 at 100           Aaa    6,699,955
                Revenue Bonds II, 1996 Series A, 6.050%, 8/01/27

    500,000   California Housing Finance Agency Home Mortgage              8/07 at 102           Aaa      505,255
                Revenue Bonds, 1996 Series Q, 5.850%, 8/01/16

  1,060,000   California State Public Works Board, High Technology        No Opt. Call            A1    1,148,934
                Facilities Lease, The Regents of the University of
                California, San Diego Facility, 7.375%, 4/01/06

  2,905,000   California Statewide Communities Development Authority,      9/06 at 100           AAA    3,008,302
                Senior Lien Multifamily Housing Revenue Bonds,
                (Monte Vista Terrace) Series 1996A, 6.375%, 9/01/20

                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$ 7,720,000   Certificates of Participation, California Statewide         11/06 at 102            A+  $ 7,679,856
                Communities Development Authority, California
                Lutheran Homes, 5.750%, 11/15/15

  2,500,000   Certificates of Participation, California Statewide         11/04 at 102             A    2,626,975
                Communities Development Authority, (Solheim
                Lutheran Home), 6.500%, 11/01/17

  3,000,000   Certificates of Participation, California Statewide          7/04 at 102            Aa    3,239,100
                Communities Development Authority, St. Joseph
                Health System Obligated Group, 6.500%, 7/01/15

  2,350,000   Insured Revenue Certificates of Participation, California    8/07 at 102            A+    2,352,938
                Statewide Communities Development Authority, Fact
                Retirement Services, 5.900%, 8/01/21

  8,470,000   State Public Works Board of the State of California Lease   10/02 at 102           Aaa    9,598,035
                Revenue Bonds, (The Trustees of The California State
                University) 1992 Series A, (Various California State
                University Project), 6.700%, 10/01/17
                (Pre-refunded to 10/01/02)

  5,900,000   State of California, Department of Water Resources,         12/03 at 101            Aa    5,456,202
                Central Valley Project, Water System Revenue Bonds,
                Series M, 5.000%, 12/01/15

  1,500,000   Insured Certificates of Participation, (Channing House)      1/01 at 102             A    1,615,425
                Series 1991A, 7.125%, 1/01/21

  5,000,000   Certificates of Participation, (1991 Financing Project),     9/06 at 102           Aaa    5,185,350
                County of Alameda, California, Alameda County
                Public Facilities Corporation, 6.000%, 9/01/21

              Anaheim Public Financing Authority, Lease Revenue Bonds,
              (Anaheim Public Improvements Project), Senior Lease
              Revenue Bonds, 1997 Series C:
 23,360,000     0.000%, 9/01/29                                           No Opt. Call           Aaa    3,440,227
 15,000,000     0.000%, 9/01/33                                           No Opt. Call           Aaa    1,726,650

  2,035,000   Certificates of Participation, (1991 Capital Improvement    10/01 at 102           Baa    2,322,464
                Project), Bella Vista Water District (California),
                7.375%, 10/01/17 (Pre-refunded to 10/01/01)

  7,000,000   Brea Redevelopment Agency (Orange County, California),       8/03 at 102           Aaa    6,819,610
                1993 Tax Allocation Refunding Bonds (Redevelopment
                Project AB), 5.500%, 8/01/17

  1,000,000   Carson Redevelopment Agency (California), Redevelopment     10/03 at 102           Baa    1,002,260
                Project Area No. 2, Refunding Tax Allocation Bonds,
                Series 1993, 6.000%, 10/01/13

                          Portfolio of Investments
                          California -- continued
             Principal                                                             Optional Call                   Market
                Amount    Description                                                Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------

            $2,000,000    Carson Redevelopment Agency (California), Redevelopment    10/03 at 102       Baa1  $ 2,003,180
                             Project Area No. 1, Tax Allocation Bonds, Series 1993,
                             6.000%, 10/01/16

            1,755,000     Central Joint Powers Health Financing Authority,            2/03 at 100       Baa1    1,470,181
                             Certificates of Participation, Series 1993 (Community
                             Hospitals of Central California), 5.000%, 2/01/23

            2,000,000     Certificates of Participation, Insured Health Facility      2/01 at 102          A    2,105,760
                             Revenue, (Sierra Sunrise Lodge) Series 1991A,
                             6.750%, 2/01/21

            2,200,000     City of Corona (California), Single Family Mortgage        11/06 at 102        Aaa    2,231,042
                             Revenue Bonds, Series 1996A (Senior),
                             6.050%, 5/01/27

              400,000     City of Corona (California), Single Family Mortgage        11/06 at 102          A      408,916
                             Revenue Bonds, Series 1996B (Subordinate),
                             6.300%, 11/01/28

            2,000,000     Hospital Revenue Certificates of Participation, (Desert     7/00 at 102        AAA    2,277,020
                             Hospital Corporation Project), Series 1990,
                             8.100%, 7/01/20 (Pre-refunded to 7/01/00)

            1,950,000     East Bay Municipal Utility District (Alameda and Contra     6/00 at 102        Aaa    2,183,981
                             Costa Counties, California), Water System Subordinated
                             Revenue Bonds, Series 1990, 7.500%, 6/01/18
                             (Pre-refunded to 6/01/00)

            4,000,000     East Bay Municipal Utility District (Alameda and Contra    12/01 at 102        Aaa    4,434,280
                             Costa Counties, California), Water System Subordinated
                             Revenue Bonds, Series 1991, 6.375%, 6/01/21
                             (Pre-refunded to 12/01/01)

            2,500,000     Fontana Public Financing Authority (San Bernadino County,   9/00 at 102        BB+    2,557,275
                             California), Tax Allocation Revenue Bonds (North
                             Fontana Redevelopment Project), 1990 Series A,
                             7.250%, 9/01/20

            2,475,000     City of Loma Linda, California, Hospital Revenue Bonds,    12/03 at 102        BBB    2,531,381
                             (Loma Linda University Medical Center Project),
                             Series 1993-A, 6.000%, 12/01/06

            5,000,000     The Community Redevelopment Agency of the City of           6/05 at 105        AAA    5,608,250
                             Los Angeles, California, Multifamily Housing Revenue
                             Refunding Bonds, 1995 Series A, (Angelus Plaza
                             Project), 7.400%, 6/15/10

            2,505,000     Harbor Department of the City of Los Angeles               No Opt. Call        AAA    3,152,993
                             (California), Revenue Bonds, Issue of 1988,
                             7.600%, 10/01/18

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


   Principal                                                               Optional Call                    Market
      Amount  Description                                                    Provisions*   Ratings**         Value
------------------------------------------------------------------------------------------------------------------
 $  255,000   The City of Los Angeles 1987 Home Mortgage Revenue            No Opt. Call         Aaa   $   272,536
                Bonds (GNMA Mortgage-Backed Securities Program),
                8.100%, 5/01/17

  4,595,000   Los Angeles County Public Works Finance Authority,            10/04 at 102          Aa     4,869,827
                Revenue Bonds, Series 1994A, (Los Angeles County
                Regional Park and Open Space District),
                6.125%, 10/01/10

    175,000   County of Los Angeles Single Family Mortgage Revenue          No Opt. Call         Aaa       186,043
                 Bonds, (GNMA Mortgage-Backed Securities Program),
                 1987 Issue A, 8.000%, 3/01/17

  2,000,000   Los Angeles County Transportation Commission (California),     7/99 at 102         AA-     2,165,980
                 Sales Tax Revenue Refunding Bonds, Series 1989-A,
                 7.400%, 7/01/15

  6,500,000   M-S-R Public Power Agency (California), San Juan Project       7/98 at 100           A     6,422,325
                 Refunding Revenue Bonds, Series 1997H,
                 5.900%, 7/01/20 (WI)

  1,260,000   Marysville Community Development Agency, Marysville            3/02 at 102         Baa     1,356,491
                 Plaza Project, 1992 Tax Allocation Refunding Bonds,
                 (Bank Qualified), 7.250%, 3/01/21

    740,000   Community Development Agency of the City of Menlo Park,        6/97 at 103          Aa       774,810
                 Multifamily Housing Revenue Bonds, (FHA-Insured
                 Mortgage Loan -- The Gateway Project), Series 1987A,
                 8.250%, 12/01/28

  5,000,000   Modesto Irrigation District Financing Authority, Refunding    10/06 at 102         Aaa     5,234,350
                 Revenue Bonds, Series A, 6.000%, 10/01/15

    860,000   City of Monterey, Hospital Revenue Bonds (Monterey             7/97 at 101          A+       878,413
                 Peninsula Hospital Project) Series 1984 A,
                 7.375%, 7/01/14

  1,500,000   Community Facilities District No. 1 of the North City West     9/99 at 102         Aaa     1,667,235
                 School Facilities Financing Authority, Special Tax Bonds,
                 Series 1989A, 7.850%, 9/01/19 (Pre-refunded to 9/01/99)

  2,930,000   Northern California Power Agency, Hydroelectric Project        7/98 at 102           A     3,075,533
                 Number One Revenue Bonds, Refunding Series E,
                 7.150%, 7/01/24

  2,080,000   City of Ontario, (San Bernadino County, California), Limited   3/97 at 103         N/R     2,160,891
                 Obligation Improvement Bonds, Assessment District
                 No. 100C, (California Commerce Center -- Phase III),
                 8.000%, 9/02/11

              15

              Portfolio of Investments
              California -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$ 4,300,000   Orange County Development Agency, Santa Ana Heights          9/03 at 102           Baa   $4,308,428
                Project Area, 1993 Tax Allocation Revenue Bonds,
                6.125%, 9/01/23

              County of Orange, California, 1996 Recovery Certificates
              of Participation, Series A:
  6,000,000     5.800%, 7/01/16                                            7/06 at 102           Aaa    6,051,600
  2,500,000     5.875%, 7/01/19                                            7/06 at 102           Aaa    2,539,100

  1,430,000   Redding Joint Powers Financing Authority Lease Revenue       6/03 at 102             A    1,439,438
                Bonds, (Capital Improvement Projects) Series 1993,
                6.250%, 6/01/23

              County of Riverside Asset Leasing Corporation,
              Leasehold Revenue Bonds, 1997 Series A (County of
              Riverside Hospital Project):
 16,285,000     0.000%, 6/01/21                                           No Opt. Call           Aaa    3,908,726
  9,455,000     0.000%, 6/01/22                                           No Opt. Call           Aaa    2,124,066
 13,005,000     0.000%, 6/01/24                                           No Opt. Call           Aaa    2,575,250

  7,290,000   County of Riverside, California, Multifamily Housing         7/02 at 100           AAA    7,497,255
                Revenue Bonds, (Fannie Mae Pass-Through, Certificate
                Program/Birchwood Park Apartment Project),
                Series 1992A, 6.500%, 1/01/18

    205,000   Sacramento Municipal Utility District (California),          4/97 at 100          Baa1      205,592
                Subordinated Electric Revenue Bonds,
                1985 Refunding Series, 8.000%, 11/15/10

  3,500,000   Sacramento Municipal Utility District, Electric Revenue      8/98 at 102           Aaa    3,777,095
                Bonds, 1988 Series W, 7.875%, 8/15/16
                (Pre-refunded to 8/15/98)

  2,315,000   Limited Obligation Refunding Bonds, City of Salinas,         9/06 at 103           N/R    2,406,489
                Consolidated Refunding District 94-3, Series No. A-181
                Monterey County, California, 7.400%, 9/02/09

  2,080,000   City of Salinas, Housing Facility Refunding Revenue Bonds,   7/04 at 102           AAA    2,171,915
                Series 1994A (GNMA Collateralized -- Villa Serra
                Project), 6.500%, 7/20/17

  2,000,000   City and County of San Francisco, General Obligation         6/04 at 102           Aaa    2,096,300
                Bonds, (School District Facilities Improvements),
                Series 1996 D, 6.000%, 6/15/14

  5,000,000   City and County of San Francisco, Redevelopment Financing    8/03 at 103             A    4,574,500
                Authority, 1993 Series C Tax Allocation Revenue Bonds,
                (San Francisco Redevelopment Projects),
                5.125%, 8/01/18

                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report

   Principal                                                              Optional Call                     Market
      Amount  Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$  3,070,000  Certificates of Participation, (1993 Seismic Retrofit        6/03 at 102             A $  3,090,600
                Financing Project), City of San Leandro, California,
                San Leandro Public Financing Authority,
                5.900%, 6/01/1

   1,000,000  Certificates of Participation Series 1991, San Mateo         5/99 at 102            A+    1,060,320
                County Board of Education, (Administration Building
                Project), 7.100%, 5/01/21

   3,000,000  Housing Authority of the County of Santa Cruz, Multifamily   7/00 at 102           AAA    3,217,050
                Housing Refunding Revenue Bonds, Series 1990A,
                (Fannie Mae Collateralized), 7.750%, 7/01/23

              Santa Monica Community College District, Refunding,
              Certificates of Participation 1991 Series A:
     500,000    5.950%, 2/01/17                                            2/07 at 102             A      504,865
   2,950,000    5.900%, 2/01/27                                            2/07 at 102             A    2,966,166

   4,000,000  Shafter Joint Powers Financing Authority Lease Revenue       1/07 at 101          BBB+    4,008,000
                Bonds 1997 Series A, (Community Correctional Facility
                Acquisition Project), 6.050%, 1/01/17

   2,000,000  Certificates of Participation, (1990 Financing Project),     7/00 at 102            A+    2,229,720
                Sonoma County Office of Education, 7.375%, 7/01/20
                (Pre-refunded to 7/01/00)

   2,000,000  Taft Public Financing Authority Lease Revenue Bonds 1997     1/07 at 101          BBB+    2,004,000
                Series A (Community Correctional Facility Acquisition
                Project), 6.050%, 1/01/17

   1,100,000  Certificates of Participation (1992 Financing Project),     11/02 at 102             A    1,164,008
                Series B, County of Tulare, Tulare County Public
                Facilities Corporation, 6.875%, 11/15/12

   4,200,000  Certificates of Participation (Capital Improvement Program), 2/06 at 102           Aaa    4,355,315
                1996 Series A, County of Tulare, California,
                6.000%, 2/15/16

              The Regents of the University of California,
              1993 Refunding Certificates of Participation
              (UCLA Central Chiller/Cogeneration Facility):
   3,500,000    5.600%, 11/01/20                                          11/03 at 102            Aa    3,394,824
   4,335,000    6.000%, 11/01/21                                          11/03 at 102            Aa    4,403,362
-----------------------------------------------------------------------------------------------------------------
$288,685,000  Total Investments -- (cost $221,609,050) -- 99.1%                                       233,750,588
============-----------------------------------------------------------------------------------------------------

              Portfolio of Investments
              California -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
------------------------------------------------------------------------------------------------------------------
              Temporary Investments in Short-Term Municipal Securities-- 0.4%

$   500,000   California Pollution Control Financing Authority, Pollution                      VMIG-1   $  500,000
                Control Revenue Bonds (Shell Oil Company Project),
                1991 Series B, Variable Rate Demand Bonds, 3.350%,
                10/01/11+

    500,000   Irvine Ranch Water District, Consolidated Refunding Bonds,                       VMIG-1      500,000
                Series A, Variable Rate Demand Bonds, 3.250%, 5/01/09+
------------------------------------------------------------------------------------------------------------------
 $1,000,000   Total Temporary Investments -- 0.4%                                                        1,000,000
===========-------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities -- 0.5%                                                      1,076,074
              ----------------------------------------------------------------------------------------------------
              Net Assets -- 100%                                                                      $235,826,662
              ====================================================================================================

              Summary of Ratings** --Portfolio of Investments (excluding temporary investments)

                                 Standard                                  Number of             Market     Market
                                 & Poor's                       Moody's   Securities              Value    Percent
              ----------------------------------------------------------------------------------------------------
                                      AAA                           Aaa           32       $115,406,914         49%
                             AA+, AA, AA-             Aa1, Aa, Aa2, Aa3            9         31,275,597         14
                                       A+                            A1            7         17,156,771          7
                                    A, A-                     A, A2, A3           15         39,323,494         17
                          BBB+, BBB, BBB-         Baa1, Baa, Baa2, Baa3           10         21,211,977          9
                             BB+, BB, BB-             Ba1, Ba, Ba2, Ba3            1          2,557,275          1
                                Non-rated                     Non-rated            3          6,818,560          3
              ----------------------------------------------------------------------------------------------------
              Total                                                               77       $233,750,588        100%
              ====================================================================================================

              * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

             ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

             N/R - Investment is not rated.

             (WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

             + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report
              Portfolio of Investments
              California Insured
  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$ 1,000,000   California Educational Facilities Authority Revenue Bonds   11/00 at 102           Aaa   $1,121,800
                (Pepperdine University), Series 1990, 7.200%, 11/01/15
                (Pre-refunded to 11/01/00)
  4,500,000   California Educational Facilities Authority Revenue Bonds   10/06 at 102           Aaa    4,653,630
                (University of San Francisco), Series 1996,
                6.000%, 10/01/26
  5,000,000   California Health Facilities Authority, Kaiser Permanente   10/01 at 101            AA    4,817,400
                Medical Care Program, Semiannual Tender Revenue
                Bonds, 1983 Tender Bonds, 5.450%, 10/01/13
  6,340,000   California Housing Finance Agency, Housing Revenue           2/02 at 102           Aaa    6,685,340
                Bonds (Insured), 1991 Series B, 6.850%, 8/01/23
  5,000,000   California Housing Finance Agency, Home Mortgage             8/05 at 102           Aaa    5,085,200
                Revenue Bonds, 1995 Series F, 5.950%, 8/01/14
  5,390,000   California Housing Finance Agency, Home Mortgage             2/07 at 102           Aaa    5,445,032
                Revenue Bonds, 1997 Series A, 5.850%, 8/01/16
    235,000   California Public Capital Improvements Financing             3/98 at 102           Aaa      247,920
                Authority (A Joint Powers Agency), Revenue Bonds
                (Pooled Projects), Series 1988B, 8.100%, 3/01/18
  8,500,000   California Statewide Communities Development Authority,      8/02 at 102           Aaa    8,709,100
                Sutter Health Obligated Group, Certificates of
                Participation, 6.125%, 8/15/22
  5,000,000   State Public Works Board of the State of California Lease    9/00 at 102           Aaa    5,556,950
                Revenue Bonds (Department of Corrections),
                1990 Series A, (State Prison -- Madera County),
                7.000%, 9/01/09 (Pre-refunded to 9/01/00)
  5,000,000   State of California Various Purpose General Obligation       4/03 at 102           Aaa    4,817,250
                Bonds, 5.500%, 4/01/19
  5,000,000   Certificates of Participation, (1991 Financing Project),     9/06 at 102           Aaa    5,185,350
                County of Alameda, California, Alameda County
                Public Facilities Corporation, 6.000%, 9/01/21
              Anaheim Public Financing Authority, Lease Revenue Bonds,
              (Anaheim Public Improvements Project), Senior Lease
              Revenue Bonds, 1997 Series C:
 20,000,000     0.000%, 9/01/32                                           No Opt. Call           Aaa    2,442,800
 25,000,000     0.000%, 9/01/36                                           No Opt. Call           Aaa    2,391,000
  1,225,000   Redevelopment Agency of the City of Barstow, Central        No Opt. Call           Aaa    1,458,338
                Redevelopment Project Tax Allocation Bonds,
                1994 Series A, 7.000%, 9/01/14

              Portfolio of Investments
              California Insured -- continued
  Principal                                                                Optional Call                   Market
     Amount   Description                                                    Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
$ 7,005,000   Big Bear Lake Financing Authority (San Bernardino County,      8/05 at 102         Aaa  $ 7,593,280
                 California), 1995 Tax Allocation Refunding Revenue
                 Bonds, 6.300%, 8/01/25

  7,000,000   City of Big Bear Lake, California, 1992 Water Revenue          4/02 at 102         Aaa    7,754,950
                 Refunding Bonds, 6.375%, 4/01/22
                 (Pre-refunded to 4/01/02)

  3,525,000   Brea Public Financing Authority (Orange County,                8/01 at 102         Aaa    3,974,473
                 California), 1991 Tax Allocation Revenue Bonds,
                 Series A (Redevelopment Project AB),
                 7.000%, 8/01/15 (Pre-refunded to 8/01/01)

  3,000,000   Calaveras County Water District (California), Certificates     5/01 at 102         Aaa    3,354,360
                 of Participation, (1991 Ebbetts Pass Water System
                 Improvements Project), 6.900%, 5/01/16
                 (Pre-refunded to 5/01/01)

  7,000,000   Chino Unified School District, Certificates of Participation,  9/05 at 102         Aaa    7,297,360
                 (1995 Master Lease Program), 6.125%, 9/01/26

    850,000   Redevelopment Agency of the City of Concord, Central           7/98 at 102         Aaa      905,820
                 Concord Redevelopment Project, Tax Allocation Bonds,
                 Series 1988-2, 7.875%, 7/01/07

    500,000   Cotati-Rohnert Park Unified School District (Sonoma            8/99 at 102         Aaa      560,155
                 County, California), General Obligation Bonds,
                 Election 1990, Series B, 9.000%, 8/01/06

  2,000,000   East Bay Municipal Utility District (Alameda and               6/00 at 102         Aaa    2,239,980
                 Contra Costa Counties, California), Water System
                 Subordinated Revenue Bonds, Series 1990,
                 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

  2,000,000   Eastern Municipal Water District (Riverside County,            7/01 at 102         Aaa    2,212,820
                 California), Water and Sewer Revenue Certificates
                 of Participation, Series 1991, 6.500%, 7/01/20
                 (Pre-refunded to 7/01/01)

  3,865,000   Fallbrook Sanitary District (San Diego County, California)     2/01 at 100         Aaa    4,137,405
                 1991 Certificates of Participation (Wastewater Facilities
                 Refunding Project), 6.600%, 2/01/13

  2,500,000   Fontana Public Financing Authority (San Bernardino County,     9/00 at 102         Aaa    2,736,250
                 California), Tax Allocation Revenue Bonds (North
                 Fontana Redevelopment Project), 1990 Series A,
                 7.000%, 9/01/10

  3,000,000   Gilroy Unified School District, Santa Clara County,            9/04 at 102         Aaa    3,218,820
                 California, Certificates of Participation, Series 1994,
                 6.250%, 9/01/12

                                                                                     Nuveen Municipal Bond Funds
                                                                                 February 28, 1997 Annual Report

   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
$  1,000,000    La Quinta Redevelopment Agency, La Quinta                   No Opt. Call        Aaa  $  1,214,100
                  Redevelopment Project Tax Allocation Refunding Bonds,
                  Series 1994 (Project Area No. 1), 7.300%, 9/01/12

   4,000,000    The Community Redevelopment Agency of the City of            6/05 at 105        AAA     4,486,600
                  Los Angeles, California, Multifamily Housing Revenue
                  Refunding Bonds, 1995 Series A, (Angelus Plaza
                  Project), 7.400%, 6/15/10

   2,000,000    The City of Los Angeles (California) Los Angeles             8/00 at 102        Aaa     2,220,580
                  Convention and Exhibition Center, Certificates
                  of Participation, 1990 Series, 7.000%, 8/15/21
                  (Pre-refunded to 8/15/00)

     260,000    The City of Los Angeles 1987 Home Mortgage Revenue          No Opt. Call        Aaa       277,880
                  Bonds (GNMA Mortgage-Backed Securities Program),
                  8.100%, 5/01/17

   5,000,000    Los Angeles County Transportation Commission (California),   7/02 at 102        Aaa     5,315,050
                  Proposition C Sales Tax Revenue Bonds, Second Senior
                  Bonds, Series 1992-A, 6.250%, 7/01/13

   6,500,000    M-S-R Public Power Agency (California), San Juan Project     7/98 at 100          A     6,422,325
                  Refunding Revenue Bonds, Series 1997H,
                  5.900%, 7/01/20 (WI)

                Modesto Irrigation District Financing Authority, Domestic
                Water Project Revenue Bonds, Series 1992A:
   9,500,000      6.125%, 9/01/19                                            9/02 at 102        Aaa     9,816,920
   5,750,000      5.500%, 9/01/22                                            9/02 at 100        Aaa     5,540,240

   2,500,000    Mt. Diablo Hospital District, Insured Hospital Revenue      12/00 at 102        Aaa     2,865,400
                  Bonds, 1990 Series A, 8.000%, 12/01/11
                  (Pre-refunded to 12/01/00)

   2,000,000    Mt. Diablo Unified School District, Community Facilities     8/00 at 102        Aaa     2,221,680
                  District No. 1, Special Tax Bonds, Series 1990,
                  (Contra Costa County, California), 7.050%, 8/01/20

   2,555,000    City of Napa Mortgage Revenue Refunding Bonds,               7/02 at 102        Aaa     2,660,751
                  Series 1992A (FHA-Insured Mortgage Loan -- Creekside
                  Park Apartments Project), 6.625%, 7/01/24

   2,000,000    City of Napa Mortgage Revenue Refunding Bonds,               7/04 at 101        Aaa     2,088,900
                  Series 1994A (FHA-Insured Mortgage Loan -- Creekside
                  Park II Apartments Project), 6.625%, 7/01/25

   7,040,000    Norwalk Community Facilities Financing Authority             9/05 at 102        Aaa     7,325,402
                 (Los Angeles County, California), Tax Allocation
                 Refunding Revenue Bonds, 1995 Series A,
                 6.050%, 9/01/25


                Portfolio of Investments
                California Insured -- continued

   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
$  2,500,000    City of Oakland, California, Special Refunding Revenue       8/98 at 102        Aaa  $  2,664,650
                  Bonds, (Pension Financing), 1988 Series A,
                  7.600%, 8/01/21

   4,380,000    County of Orange, California, 1996 Recovery Certificates     7/06 at 102        Aaa     4,417,668
                  of Participation, Series A, 5.800%, 7/01/16

   1,250,000    Palm Desert Redevelopment Agency Project Area No. 1,         5/97 at 101        Aaa     1,270,575
                  as Amended (Added Territory Only), Subordinated Tax
                  Allocation Bonds, Issue of 1989, 7.400%, 5/01/09

   9,765,000    Palm Desert Redevelopment Agency Tax Allocation              9/04 at 102        Aaa    10,246,903
                  Revenue Bonds, 1996 Series A (Desert Rose Project
                  Refunding), 6.100%, 9/01/16

   2,000,000    Redevelopment Agency of the City of Pittsburg,               8/01 at 103        Aaa     2,283,120
                  California, Los Medanos Community Development
                  Project, Tax Allocation Bonds, Series 1991,
                  7.150%, 8/01/21 (Pre-refunded to 8/01/01)

   2,000,000    Pomona Unified School District, General Obligation           8/11 at 103        Aaa     2,228,220
                  Refunding Bonds, Series 1997-A, 6.500%, 8/01/19

   1,500,000    Port of Oakland, California, Revenue Bonds, 1989 Series B,   5/97 at 102        Aaa     1,539,615
                  7.250%, 11/01/16 (Pre-refunded to 5/01/97)

                County of Riverside, California (1994 Desert Justice
                Facility Project), Certificates of Participation:
   3,600,000      6.000%, 12/01/17                                          12/04 at 101        Aaa     3,712,068
   2,500,000      6.250%, 12/01/21                                          12/04 at 101        Aaa     2,650,975

                County of Riverside Asset Leasing Corporation,
                Leasehold Revenue Bonds, 1997 Series A (County of
                Riverside Hospital Project):
  17,255,000      0.000%, 6/01/25                                           No Opt. Call        Aaa     3,219,783
     700,000      0.000%, 6/01/26                                           No Opt. Call        Aaa       125,097

   3,000,000    Sacramento Municipal Utility District, Electric Revenue      9/01 at 102        Aaa     3,328,500
                  Bonds, 1991 Series Y, 6.500%, 9/01/21
                  (Pre-refunded to 9/01/01)

   2,500,000    San Bernardino County Transportation Authority Sales Tax     3/02 at 102        Aaa     2,709,050
                  Revenue Bonds (Limited Tax Bonds), 1992 Series A,
                  6.000%, 3/01/10

   2,000,000    San Diego Regional Building Authority Lease Revenue          1/00 at 102        Aaa     2,203,720
                  Bonds, Series 1990A (San Miguel Consolidated Fire
                  Protection District Project), 7.250%, 1/01/20
                 (Pre-refunded to 1/01/00)

                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report


   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------

                Redevelopment Agency of the City and County of
                San Francisco Lease Revenue Bonds, Series 1994
                (George R. Moscone Convention Center):
$  2,250,000      6.800%, 7/01/19                                            7/04 at 102        Aaa  $  2,513,430
   1,000,000      6.750%, 7/01/24                                            7/04 at 102        Aaa     1,119,280

   2,250,000    Redevelopment Agency of the City of San Jose, Merged         2/04 at 102        Aaa     1,937,115
                  Area Redevelopment Project, Tax Allocation Bonds,
                  Series 1993, 4.750%, 8/01/24

   3,000,000    City of Shasta Lake, 1996-2 Certificates of                  4/05 at 102        Aaa     3,104,250
                  Participation, 6.000%, 4/01/16

   2,000,000    Southern California Rapid Transit District,              1/01 at 102 1/2        Aaa     2,242,040
                  Certificates of Participation (Workers' Compensation
                  Funding Program), 7.500%, 7/01/05

   3,040,000    Sulphur Springs Union School District (County of            No Opt. Call        Aaa     1,068,469
                  Los Angeles, California), General Obligation Bonds,
                  Election 1991, Series A, 0.000%, 9/01/15

      85,000    Thousand Oaks Redevelopment Agency (Ventura County,          1/99 at 100        Aaa        87,321
                  California), Single-Family Mortgage Revenue Refunding
                  Bonds, Issue of 1996, 7.900%, 1/01/16

   5,000,000    Tri-City Hospital District, Insured Refunding Revenue        2/06 at 102        Aaa     4,894,300
                  Bonds, Series 1996A, 5.625%, 2/15/17

   5,000,000    City of Vallejo Refunding Revenue Bonds, 1996 Series A       5/06 at 102        Aaa     5,077,300
                  (Water Improvement Project), 5.875%, 5/01/26
-----------------------------------------------------------------------------------------------------------------
$268,115,000    Total Investments -- (cost $208,485,256) -- 98.6%                                     221,702,060
============-----------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities -- 0.3%

$    500,000    Certificates of Participation, California Statewide                          VMIG-1       500,000
                  Communities Development Authority, Northern
                  California Retired Officers Community, Variable Rate
                  Demand Bonds, 3.350%, 6/01/26+

     100,000    California Statewide Community Development Authority                            A-1       100,000
                  Certificates of Participation Revenue (Sutter Health
                  Obligation Group), Variable Rate Demand Bonds,
                  3.350%, 7/01/15+
-----------------------------------------------------------------------------------------------------------------
$    600,000    Total Temporary Investments -- 0.3%                                                       600,000
============-----------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 1.1%                                                   2,567,488
                -------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                   $224,869,548
                =================================================================================================

Portfolio of Investments

Summary of Ratings** -- Portfolio of Investments (excluding temporary investments)


         Standard                           Number of           Market    Market
         & Poor's               Moody's    Securities            Value   Percent
--------------------------------------------------------------------------------
              AAA                   Aaa            60     $210,462,335       95%
     AA+, AA, AA-     Aa1, Aa, Aa2, Aa3             1        4,817,400        2
            A, A-             A, A2, A3             1        6,422,325        3
--------------------------------------------------------------------------------
TOTAL                                              62     $221,702,060      100%
================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**      Ratings (not covered by the report of independent public accountants):
        Using the higher of Standard & Poor's or Moody's rating.

(WI) -- Security purchased on a when-issued basis (See note 1 of the Notes to Financial Statements).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


24                               See accompanying notes to financial statements.

Statement of Net Assets                              Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


                                                        California   California Insured
---------------------------------------------------------------------------------------
Assets
Investments in municipal securities,
  at market value (note 1)                            $233,750,588         $221,702,060
Temporary investments in short-term
  municipal securities, at amortized cost (note 1)       1,000,000              600,000
Cash                                                       130,086               77,517
Receivables:
  Interest                                               3,582,870            3,688,694
  Shares sold                                               30,168              367,937
  Investments sold                                       4,659,956            5,669,722
Other assets                                                 5,920                3,567
---------------------------------------------------------------------------------------
    Total assets                                       243,159,588          232,109,497
---------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                  6,537,285            6,537,285
  Shares redeemed                                            5,905                   --
Accrued expenses:
  Management fees (note 6)                                  98,704               94,242
  Other                                                     49,583               34,589
Dividends payable                                          641,449              573,833
---------------------------------------------------------------------------------------
    Total liabilities                                    7,332,926            7,239,949
---------------------------------------------------------------------------------------
Net assets (note 7)                                   $235,826,662         $224,869,548
=======================================================================================
Class A Shares (note 1)
Net assets                                            $ 20,570,726         $ 27,597,970
Shares outstanding                                       1,943,542            2,578,700
Net asset value and redemption price per share        $      10.58         $      10.70
Offering price per share (net asset value per
  share plus maximum sales charge of 4.20% of
  offering price)                                     $      11.04         $      11.17
=======================================================================================
Class C Shares (note 1)
Net assets                                            $  1,002,618         $  1,719,006
Shares outstanding                                          94,722              161,754
Net asset value, offering and redemption
  price per share                                     $      10.58         $      10.63
=======================================================================================
Class R Shares (note 1)
Net assets                                            $214,253,318         $195,552,572
Shares outstanding                                      20,202,346           18,309,854
Net asset value, offering and redemption
  price per share                                     $      10.61         $      10.68
=======================================================================================


25                               See accompanying notes to financial statements.

Statement of Operations
Year ended February 28, 1997

                                                                            California
                                                            California         Insured
---------------------------------------------------------------------------------------
Investment Income
  Tax-exempt interest income (note 1)                      $14,010,701      $13,258,216
---------------------------------------------------------------------------------------
Expenses:
  Management fees (note 6)                                   1,249,684        1,205,656
  12b-1 service fees -- Class A (notes 1 and 6)                 40,524           54,387
  12b-1 distribution and service fees -- Class C
     (notes 1 and 6)                                             7,416           11,151
  Shareholders' servicing agent fees and expenses              145,421          136,341
  Custodian's fees and expenses                                 74,272           63,268
  Trustees' fees and expenses (note 6)                           3,932            3,671
  Professional fees                                             28,854           21,644
  Shareholders' reports -- printing and mailing expenses        74,914           62,517
  Federal and state registration fees                            3,638            3,295
  Portfolio insurance expense                                        -           20,487
  Other expenses                                                15,412           14,460
---------------------------------------------------------------------------------------
Total expenses                                               1,644,067        1,596,877
---------------------------------------------------------------------------------------
Net investment income                                       12,366,634       11,661,339
---------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
  from Investments
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                              169,342         (196,727)
Net change in unrealized appreciation or depreciation of
  investments                                                   27,943       (1,102,480)
---------------------------------------------------------------------------------------
  Net gain (loss) from investments                             197,285       (1,299,207)
---------------------------------------------------------------------------------------
Net increase in net assets from operations                 $12,563,919      $10,362,132
=======================================================================================


                                         See accompanying notes to financial statements.

26

Statement of Changes in Net Assets                   Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

                                                                      California
                                                             ----------------------------
                                                              Year ended      Year ended
                                                                2/28/97         2/29/96
-----------------------------------------------------------------------------------------
Operations
Net investment income                                        $ 12,366,634    $ 12,198,392
Net realized gain (loss) from investment transactions
 (notes 1 and 4)                                                  169,342       1,855,177
Net change in unrealized appreciation or depreciation
 of investments                                                    27,943       8,120,195
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                     12,563,919      22,173,764
-----------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                         (850,904)       (388,705)
 Class C                                                          (33,408)        (18,278)
 Class R                                                      (11,568,807)    (11,713,501)
-----------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders     (12,453,119)    (12,120,484)
-----------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                               21,474,243      32,672,342
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                           7,567,054       7,452,038
-----------------------------------------------------------------------------------------
                                                               29,041,297      40,124,380
-----------------------------------------------------------------------------------------
Cost of shares redeemed                                       (23,108,724)    (31,819,906)
-----------------------------------------------------------------------------------------
Net increase in net assets
 from fund share transactions                                   5,932,573       8,304,474
-----------------------------------------------------------------------------------------
Net increase in net assets                                      6,043,373      18,357,754
Net assets at the beginning of year                           229,783,289     211,425,535
-----------------------------------------------------------------------------------------
Net assets at the end of year                                $235,826,662    $229,783,289
=========================================================================================
Balance of undistributed net investment income
 at end of year                                              $     56,470    $    142,955
=========================================================================================

                                 See accompanying notes to financial statements.

                                                                  California Insured
                                                             ----------------------------
                                                              Year ended      Year ended
                                                                2/28/97         2/29/96
-----------------------------------------------------------------------------------------
Operations
Net investment income                                        $ 11,661,339    $ 11,206,229
Net realized gain (loss) from investment transactions
 (notes 1 and 4)                                                 (196,727)        764,418
Net change in unrealized appreciation or depreciation
 of investments                                                (1,102,480)      9,456,488
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                     10,362,132      21,427,135
-----------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                       (1,112,015)       (496,274)
 Class C                                                          (49,035)        (28,991)
 Class R                                                      (10,458,018)    (10,613,497)
-----------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders     (11,619,068)    (11,138,762)
-----------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                               25,329,867      26,072,923
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                           6,819,379       6,709,606
-----------------------------------------------------------------------------------------
                                                               32,149,246      32,782,529
-----------------------------------------------------------------------------------------
Cost of shares redeemed                                       (29,955,249)    (23,041,485)
-----------------------------------------------------------------------------------------
Net increase in net assets
 from fund share transactions                                   2,193,997       9,741,044
-----------------------------------------------------------------------------------------
Net increase in net assets                                        937,061      20,029,417
Net assets at the beginning of year                           223,932,487     203,903,070
-----------------------------------------------------------------------------------------
Net assets at the end of year                                $224,869,548    $223,932,487
=========================================================================================
Balance of undistributed net investment income
 at end of year                                              $    176,418    $    134,147
=========================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements                        Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, California and California Insured were renamed and reorganized into the Trust. Prior to the reorganization, California (formerly Nuveen California Tax-Free Value Fund) and California Insured (formerly Nuveen California Insured Tax-Free Value Fund) were each a series of the Nuveen California Tax-Free Bond Fund, Inc., an open-end diversified management investment company.

Each Fund seeks to provide high double tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds whose income is exempt from regular federal and state income taxes.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved and supervised by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At February 28, 1997, California and California Insured had outstanding purchase commitments of $6,537,285 and $6,537,285, respectively.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary net taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the respective Funds. All income dividends paid during the fiscal year ended February 28, 1997, have been designated Exempt Interest Dividends.

Insurance

California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities cov-

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


ered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund of the Trust offers Class A, Class B, Class C and Class R Shares. Class A Shares incur a sales charge on purchases and an annual 12b-1 service fee. Class B Shares are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held (CDSC is reduced to 0% at the end of six years). Class B Shares were first offered for sale on February 1, 1997, however, none were issued and outstanding on February 28, 1997. Class C Shares are sold without a sales charge on purchases, but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge on purchases or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1997.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                                     California
                                                -----------------------------------------------------
                                                       Year ended                  Year ended
                                                         2/28/97                     2/29/96
                                                -----------------------------------------------------
                                                    Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          834,264   $  8,711,708      927,895   $  9,631,213
  Class C                                           41,611        437,417       50,026        518,671
  Class R                                        1,174,955     12,325,118    2,165,620     22,522,458
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                           43,465        455,861       16,682        173,826
  Class C                                            2,382         24,945        1,279         13,296
  Class R                                          675,181      7,086,248      700,563      7,264,916
-----------------------------------------------------------------------------------------------------
                                                 2,771,858     29,041,297    3,862,065     40,124,380
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (135,750)    (1,422,346)     (54,537)      (567,970)
  Class C                                          (13,949)      (144,511)      (6,378)       (64,962)
  Class R                                       (2,059,535)   (21,541,867)  (2,990,150)   (31,186,974)
-----------------------------------------------------------------------------------------------------
                                                (2,209,234)   (23,108,724)  (3,051,065)   (31,819,906)
-----------------------------------------------------------------------------------------------------
Net increase                                       562,624   $  5,932,573      811,000   $  8,304,474
=====================================================================================================

                                                                 California Insured
                                                -----------------------------------------------------
                                                       Year ended                  Year ended
                                                         2/28/97                     2/29/96
                                                -----------------------------------------------------
                                                    Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                        1,300,597   $ 13,757,024    1,211,972   $ 12,814,061
  Class C                                           91,768        972,104       89,705        927,664
  Class R                                        1,001,613     10,600,739    1,177,751     12,331,198
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                           52,994        563,347       23,441        248,069
  Class C                                            3,107         32,774        1,594         16,740
  Class R                                          587,632      6,223,258      614,344      6,444,797
-----------------------------------------------------------------------------------------------------
                                                 3,037,711     32,149,246    3,118,807     32,782,529
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (378,089)    (4,026,630)     (95,872)    (1,021,240)
  Class C                                          (30,587)      (320,023)     (15,721)      (167,154)
  Class R                                       (2,426,927)   (25,608,596)  (2,088,697)   (21,853,091)
-----------------------------------------------------------------------------------------------------
                                                (2,835,603)   (29,955,249)  (2,200,290)   (23,041,485)
-----------------------------------------------------------------------------------------------------
Net increase                                       202,108   $  2,193,997      918,517   $  9,741,044
=====================================================================================================

                                                    Nuveen Municipal Bond Funds
                                                February 28, 1997 Annual Report


3. Distributions to Shareholders

On March 7, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 1997, to shareholders of record on March 7, 1997, as follows:

                                         California        California Insured
-------------------------------------------------------------------------------
Dividend per share:

    Class A                                  $.0455                    $.0450
    Class B                                   .0390                     .0380
    Class C                                   .0405                     .0395
    Class R                                   .0475                     .0465
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1997, were as follows:

                                         California        California Insured
-------------------------------------------------------------------------------
Purchases

Investments in municipal securities     $177,229,257             $117,170,710
Temporary municipal investments           86,645,000               57,025,000

Sales
Investments in municipal securities      169,979,896              112,500,716
Temporary municipal investments           86,045,000               64,325,000
===============================================================================

At February 28, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February, 28, 1997, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                         California        California Insured
-------------------------------------------------------------------------------
Expiration year:
    2003                                   $595,964                  $341,931
    2005                                         --                   196,727
-------------------------------------------------------------------------------
    Total                                  $595,964                  $538,658
===============================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1997, were as follows:


                                          California       California Insured
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $12,245,340              $13,314,809
   depreciation                             (103,802)                 (98,005)
-------------------------------------------------------------------------------
Net unrealized appreciation              $12,141,538              $13,216,804
===============================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average daily net asset value                                  Management fee
-------------------------------------------------------------------------------
For the first $125 million                                       .5500 of 1%
For the next $125 million                                        .5375 of 1
For the next $250 million                                        .5250 of 1
For the next $500 million                                        .5125 of 1
For the next $1 billion                                          .5000 of 1
For net assets over $2 billion                                   .4750 of 1
===============================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of California and .975 of 1% of the average daily net asset value of California Insured, excluding any 12b-1 fees applicable to Class A, Class B and Class C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Distributor collected sales charges of approximately $220,000 and $337,100, for California and California Insured, respectively, on Class A share purchases, of which approximately $191,100 and $284,900, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1997, the Distributor compensated authorized dealers directly with approximately $200 for California and $2,300 for California Insured in commission advances on Class C share sales. Class C shares purchased are subject to a CDSC if the shares are redeemed within a specified period of purchase. Effective February 1, 1997, any such CDSC is to be retained by the Distributor to com-

                                                    Nuveen Municipal Bond Funds
                                                February 28, 1997 Annual Report


pensate for commissions advanced to authorized dealers. During the month ended February 28, 1997, no such CDSC was collected or retained by the Distributor. Also effective February 1, 1997, all 12b-1 service and distribution fees on Class C shares during the first year following a purchase are retained by the Distributor to compensate for commissions advanced to authorized dealers. Accordingly, for the one month ended February 28, 1997, the Distributor received and retained all 12b-1 service and distribution fees on Class C shares. The 12b-1 service and distribution fees on Class C shares received by the Distributor for the eleven months ended January 31, 1997, were substantially all paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. Composition of Net Assets

At February 28, 1997, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                         California        California Insured
-------------------------------------------------------------------------------
Capital paid-in                        $224,224,618              $212,014,984

Balance of undistributed net
  investment income                          56,470                   176,418

Accumulated net realized gain
  (loss) from investment transactions      (595,964)                 (538,658)

Net unrealized appreciation
  of investments                         12,141,538                13,216,804
-------------------------------------------------------------------------------
Net assets                             $235,826,662              $224,869,548
===============================================================================

Notes to Financial Statements


8. Investment Composition

Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At February 28, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                         California        California Insured
-------------------------------------------------------------------------------
Revenue Bonds:
  Lease Rental Facilities                        21%                       19%
  Health Care Facilities                         19                         8
  Housing Facilities                             16                        12
  Water/Sewer Facilities                          2                         9
  Electric Utilities                              6                         4
  Educational Facilities                          5                         2
  Other                                          14                        23
General Obligation Bonds                          1                         5
Escrowed Bonds                                   16                        18
-------------------------------------------------------------------------------
                                                100%                      100%
===============================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (42% for California and 100% for California Insured). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                                  Financial Highlights

             Financial Highlights



                                    Selected data for a common share outstanding throughout each period is as follows:


                                                   Operating Performance                 Less Distributions
                                                ---------------------------     ------------------------------------



                                                                        Net
                                         Net                   realized and      Dividends                       Net        Total
                                       asset                     unrealized      from tax-                     asset       return
                                       value           Net      Gain (loss)     exempt net   Distributions     value       on net
                                   beginning    investment             from     investment    from capital    end of        asset
CALIFORNIA                         of period      income++      investments         income           gains    period       value+
---------------------------------------------------------------------------------------------------------------------------------
Class A

Year ended,
  2/28/97                            $10.580         $.553           $(.015)        $(.538)      $       -   $10.580         5.29%
  2/29/96                             10.100          .549             .473          (.542)              -    10.580        10.36

9/6/94 to 2/28/95                     10.210          .270            (.031)         (.275)          (.074)   10.100         2.52

Class C

Year ended,
  2/28/97                             10.580          .473            (.012)         (.461)              -    10.580         4.53
  2/29/96                             10.100          .470             .474          (.464)              -    10.580         9.53

9/12/94 to 2/28/95                    10.040          .218             .139          (.223)          (.074)   10.100         3.71

Class R

Year ended,
  2/28/97                             10.600          .568             .009          (.567)              -    10.610         5.67
  2/29/96                             10.130          .575             .467          (.572)              -    10.600        10.54
  2/28/95                             10.740          .582            (.531)         (.587)          (.074)   10.130         0.78
  2/28/94                             10.850          .598            (.054)         (.596)          (.058)   10.740         5.08
  2/28/93                             10.140          .633             .707          (.626)          (.004)   10.850        13.66

8 mos. ended,
  2/29/92                              9.920          .429             .218          (.427)              -    10.140         6.61

Year ended,
  6/30/91                              9.790          .639             .133          (.642)              -     9.920         8.16
  6/30/90                              9.850          .641            (.058)         (.643)              -     9.790         6.14
  6/30/89                              9.240          .649             .610          (.649)              -     9.850        14.12
  6/30/88                              9.280          .647            (.040)         (.647)              -     9.240         6.87
---------------------------------------------------------------------------------------------------------------------------------

                             See notes on page 38.


                                                                   Nuveen Municipal Bond Funds
                                                               February 28, 1997 Annual Report

                                   Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
                                         Ratio                            Ratio
                                        of net                           of net
                      Ratio of      investment         Ratio of      investment
                      expenses       income to         expenses       income to
                    to average         average       to average         average
                     net asset      net assets       net assets      net assets
    Net assets          before          before            after           after      Portfolio
 end of period      reimburse-      reimburse-       reimburse-      reimburse-       turnover
(in thousands)            ment            ment           ment++          ment++           rate
----------------------------------------------------------------------------------------------



      $ 20,571             .94%           5.16%             .94%           5.16%            74%
        12,709            1.00            5.23              .96            5.27             36

         3,146            1.41*           5.40*            1.00*           5.81*            32



         1,003            1.67            4.44             1.67            4.44             74
           684            1.84            4.39             1.71            4.52             36

           200            2.41*           4.37*            1.75*           5.03*            32



       214,253             .70            5.41              .70            5.41             74
       216,390             .71            5.53              .71            5.53             36
       208,080             .71            5.83              .71            5.83             32
       218,430             .73            5.47              .73            5.47             19


       183,215             .71            6.05              .71            6.05              5


       133,377             .67*           6.30*             .67*           6.30*            --
       107,508             .69            6.48              .69            6.48             15
        78,704             .69            6.51              .69            6.51              8
        52,048             .77            6.77              .75            6.79             22
        29,640             .88            6.91              .70            7.09             48
----------------------------------------------------------------------------------------------


                                                        Operating Performance      Less Distributions
                                                      -------------------------  ----------------------
                                                               Net
                                     Net              realized and    Dividends                     Net   Total
                                   asset                unrealized    from tax-                   asset  return
                                   value         Net   gain (loss)   exempt net  Distributions    value  on net
                               beginning  investment          from   investment   from capital   end of   asset
CALIFORNIA INSURED             of period    income++   investments       income          gains   period  value+
------------------------------------------------------------------------------------------------------------------------------------
Class A
Year ended,
 2/28/97                         $10.760       $.549        $(.078)      $(.531)        $   --  $10.700    4.57%
 2/29/96                          10.250        .530          .505        (.525)            --   10.760   10.32

9/6/94 to 2/28/95                 10.220        .255          .068        (.265)         (.028)  10.250    3.33

Class C

Year ended,
 2/28/97                          10.670        .462        (.054)        (.448)            --   10.630    3.99
 2/29/96                          10.150        .448         .516         (.444)            --   10.670    9.67

9/12/94 to 2/28/95                10.060        .210         .123         (.215)         (.028)  10.150    3.45

Class R

Year ended,
 2/28/97                          10.740        .561        (.067)        (.554)            --   10.680    4.81
 2/29/96                          10.230        .556         .507         (.553)            --   10.740   10.63
 2/28/95                          10.670        .559        (.412)        (.559)         (.028)  10.230    1.68
 2/28/94                          10.850        .560        (.101)        (.556)         (.083)  10.670    4.27
 2/28/93                          10.010        .584         .871         (.579)         (.036)  10.850   15.05

8 mos. ended,
 2/29/92                           9.650        .401         .360         (.401)            --   10.010    7.99

Year ended,
 6/30/91                           9.480        .600         .176         (.606)            --    9.650    8.43
 6/30/90                           9.630        .608        (.151)        (.607)            --    9.480    4.93
 6/30/89                           9.020        .607         .610         (.607)            --    9.630   13.97
 6/30/88                           8.980        .600         .040         (.600)            --    9.020    7.44
------------------------------------------------------------------------------------------------------------------------------------

          *    Annualized.

          + Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. The total returns shown for Class A Shares do not include the effect of applicable sales charge on purchases. The total returns shown for Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any sales charge on purchases or contingent deferred sales charges.

          ++ Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser, if applicable (see note 6 of the Notes to Financial Statements).

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


                                             Ratios/Supplemental Data
     --------------------------------------------------------------------------------------------------------
                                                  Ratio                                   Ratio
                                                 of net                                  of net
                             Ratio of        investment            Ratio of          investment
                             expenses            income            expenses              income
                           to average        to average          to average          to average
         Net assets        net assets        net assets          net assets          net assets     Portfolio
      end of period            before            before               after               after      turnover
     (in thousands)     reimbursement     reimbursement     reimbursement++     reimbursement++          rate
-------------------------------------------------------------------------------------------------------------
           $ 27,598               .94%             5.05%                .94%               5.05%          51%
             17,250               .98              4.99                 .97                5.00           38
              4,753              1.24*             5.26*               1.05*               5.45*          25


              1,719              1.67              4.32                1.67                4.32           51
              1,040              1.74              4.23                1.71                4.26           38
                222              2.44*             4.05*               1.80*               4.69*          25


            195,553               .69              5.30                 .69                5.30           51
            205,642               .70              5.29                 .70                5.29           38
            198,928               .70              5.60                 .70                5.60           25
            208,115               .71              5.12                 .71                5.12           14
            168,852               .75              5.72                 .75                5.72            9

            100,933               .64*             5.97*                .64*               5.97*           7

             74,551               .68              6.26                 .68                6.26           29
             50,625               .70              6.36                 .70                6.36           13
             35,032               .82              6.52                 .82                6.52           23
             22,394               .99              6.60                 .82                6.77           31
-------------------------------------------------------------------------------------------------------------

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen California and California Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II, as of February 28, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
April 11, 1997

Nuveen Municipal Bond Funds
February 28, 1997 Annual Report                       Shareholder Meeting Report
                                                      California Insured


                                                               A Shares       C Shares          R Shares
--------------------------------------------------------------------------------------------------------
Election of the Fund's
Board of Directors
--------------------------------------------------------------------------------------------------------
 (A)  Bremner                      For                        1,699,473         67,335        12,702,581
                                   Withhold                      12,029             --           311,735
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (B)  Brown                        For                        1,699,473         67,335        12,705,151
                                   Withhold                      12,029             --           309,165
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (C)  Dean                         For                        1,699,473         67,335        12,710,486
                                   Withhold                      12,029             --           303,830
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (D)  Impellizzeri                 For                        1,699,473         67,335        12,708,454
                                   Withhold                      12,029             --           305,862
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (E)  Rosenheim                    For                        1,699,473         67,335        12,698,647
                                   Withhold                      12,029             --           315,669
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (F)  Sawers                       For                        1,699,473         67,335        12,710,486
                                   Withhold                      12,029             --           303,830
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (G)  Schneider                    For                        1,699,473         67,335        12,700,377
                                   Withhold                      12,029             --           313,939
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
 (H)  Schwertfeger                 For                        1,699,473         67,335        12,710,486
                                   Withhold                      12,029             --           303,830
                                   ---------------------------------------------------------------------
                                   Total                      1,711,502         67,335        13,014,316
--------------------------------------------------------------------------------------------------------
AMT Bonds                          For                        1,196,804         33,927         9,453,835
                                   Against                       53,648          7,807           796,518
                                   Abstain                       70,705          6,169         1,078,029
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,328,382
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,685,934
                                   ---------------------------------------------------------------------

                                                 Shareholder Meeting Report
                                                 California Insured -- continued

                                                               A Shares       C Shares          R Shares
--------------------------------------------------------------------------------------------------------
Illiquid Securities                For                        1,172,725         32,946         9,109,366
                                   Against                       70,952         10,782           979,573
                                   Abstain                       77,480          4,175         1,239,443
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,328,382
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,685,934
--------------------------------------------------------------------------------------------------------
Unseasoned Issuers                 For                        1,150,916         32,946         9,037,271
                                   Against                       77,137         14,957         1,116,740
                                   Abstain                       93,104             --         1,204,185
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,358,196
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,656,120
--------------------------------------------------------------------------------------------------------
Average Maturity                   For                        1,199,830         36,036         9,700,344
                                   Against                       47,534          1,940           403,217
                                   Abstain                       73,793          9,927         1,224,821
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,328,382
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,685,934
--------------------------------------------------------------------------------------------------------
Temporary Investments              For                        1,170,558         34,042         9,488,789
                                   Against                       61,671          6,169           605,445
                                   Abstain                       88,928          7,692         1,234,148
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,328,382
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,685,934
--------------------------------------------------------------------------------------------------------
Single Bank Limits                 For                        1,182,038         35,055         9,369,628
                                   Against                       60,248          3,216           680,285
                                   Abstain                       78,871          9,632         1,278,469
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,328,382
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,685,934
--------------------------------------------------------------------------------------------------------
Reorganization                     For                        1,197,021         40,211         9,873,783
                                   Against                       36,913          7,692           417,165
                                   Abstain                       87,223             --         1,037,434
                                   ---------------------------------------------------------------------
                                   Total                      1,321,157         47,903        11,328,382
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             390,345         19,432         1,685,934
                                   ---------------------------------------------------------------------

Nuveen Municipal Bond Funds
February 28, 1997 Annual Report                       Shareholder Meeting Report
                                                      California


                                                               A Shares       C Shares          R Shares
--------------------------------------------------------------------------------------------------------
Election of the Fund's
Board of Directors
--------------------------------------------------------------------------------------------------------
 (A)  Bremner                      For                        1,031,953         54,008        14,184,773
                                   Withhold                      22,916             --           449,591
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (B)  Brown                        For                        1,031,953         54,008        14,207,809
                                   Withhold                      22,916             --           426,555
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (C)  Dean                         For                        1,031,953         54,008        14,208,737
                                   Withhold                      22,916             --           425,627
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (D)  Impellizzeri                 For                        1,031,953         54,008        14,177,084
                                   Withhold                      22,916             --           457,280
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (E)  Rosenheim                    For                        1,031,846         54,008        14,183,442
                                   Withhold                      23,023             --           450,922
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (F)  Sawers                       For                        1,031,953         54,008        14,208,708
                                   Withhold                      22,916             --           425,656
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (G)  Schneider                    For                        1,031,953         54,008        14,189,353
                                   Withhold                      22,916             --           445,011
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
 (H)  Schwertfeger                 For                        1,031,953         54,008        14,206,567
                                   Withhold                      22,916             --           427,797
                                   ---------------------------------------------------------------------
                                   Total                      1,054,869         54,008        14,634,364
--------------------------------------------------------------------------------------------------------
AMT Bonds                          For                          723,522         41,541        11,467,724
                                   Against                       44,444             --           725,335
                                   Abstain                       60,827          3,074           963,826
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
                                   ---------------------------------------------------------------------

                                                      Shareholder Meeting Report
                                                      California -- continued


                                                               A Shares       C Shares          R Shares
--------------------------------------------------------------------------------------------------------
Investment Grade                   For                          742,042         41,541        11,766,423
                                   Against                       41,661              -           490,044
                                   Abstain                       45,090          3,074           900,418
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
--------------------------------------------------------------------------------------------------------
Illiquid Securities                For                          698,037         41,151        11,067,464
                                   Against                       72,236              -         1,016,986
                                   Abstain                       58,520          3,074         1,072,435
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
--------------------------------------------------------------------------------------------------------
Unseasoned Issuers                 For                          696,393         41,541        11,017,036
                                   Against                       74,711              -         1,021,511
                                   Abstain                       57,689          3,074         1,118,338
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
--------------------------------------------------------------------------------------------------------
Average Maturity                   For                          705,151         44,615        11,787,136
                                   Against                       57,672              -           408,792
                                   Abstain                       65,970              -           960,957
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
--------------------------------------------------------------------------------------------------------
Temporary Investments              For                          702,539         44,615        11,526,481
                                   Against                       51,202              -           631,192
                                   Abstain                       75,052              -           999,212
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
--------------------------------------------------------------------------------------------------------
Single Bank Limits                 For                          691,026         44.615        11,402,332
                                   Against                       46,405              -           637,844
                                   Abstain                       91,362              -         1,116,709
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
--------------------------------------------------------------------------------------------------------
Reorganization                     For                          761,596         44,615        11,931,234
                                   Against                       19,191              -           401,825
                                   Abstain                       48,006              -           823,826
                                   ---------------------------------------------------------------------
                                   Total                        828,793         44,615        13,156,885
--------------------------------------------------------------------------------------------------------
                                   Broker Non Votes             226,076          9,393         1,477,479
                                   ---------------------------------------------------------------------

Nuveen Municipal Bond Funds
February 28, 1997 Annual Report
                                         Shareholder Information


Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds/1/

State Funds
Alabama              Michigan
Arizona              Missouri
California/2/        New Jersey/3/
Colorado             New Mexico
Connecticut          New York/2/
Florida/3/           North Carolina
Georgia              Ohio
Kansas               Pennsylvania
Kentucky/4/          South Carolina
Louisiana            Tennessee
Maryland             Virginia
Massachusetts/2/     Wisconsin

1. Long-term, insured long-term, intermediate-term and limited-term portfolios.
2.  Long-term and insured long-term portfolios.
3.  Long-term and intermediate-term portfolios.
4.  Long-term and limited-term portfolios.

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

                               Fund Information



                               Board of Directors
                               Robert P. Bremner

                               Lawrence H. Brown

                               Anthony T. Dean

                               Anne E. Impellizzeri

                               Margaret K. Rosenheim

                               Peter R. Sawers

                               William J. Schneider

                               Timothy R. Schwertfeger


                               Fund Manager
                               Nuveen Advisory Corp.
                               333 West Wacker Drive
                               Chicago, IL 60606


                               Custodian
                               The Chase Manhattan Bank
                               4 New York Plaza
                               New York, NY 10004-2413


                               Transfer Agent,
                               Shareholder Services and
                               Dividend Disbursing Agent
                               Shareholder Services, Inc.
                               Nuveen Investor Services
                               P.O. Box 5330
                               Denver, CO 80217-5330

                               (800) 621-7227


                               Legal Counsel
                               Fried, Frank, Harris, Shriver
                                 & Jacobson
                               Washington, D.C.


                               Public Accountants
                               Arthur Andersen LLP
                               Chicago, Illinois

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286
(800) 621-7227


                                                                     VAN-CA-2.97

NUVEEN
Municipal
Bond Funds


February 28, 1997

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.

                                   [PHOTO OF COUPLE APPEARS HERE]

Massachusetts

                       Contents



                       2 Dear Shareholder

                       4 Answering Your Questions

                       6 Massachusetts Overview

                       8 Massachusetts Insured Overview

                      11 Financial Section

                      43 Shareholder Meeting Results

                      47 Shareholder Information

                      48 Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

It is my pleasure to report to you on the performance of the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund, and to welcome new investors to our family of investments. Both of these funds rewarded investors during the fiscal year with consistent performance, delivering attractive tax-free income while also preserving your capital. At the same time, the funds added a measure of stability to investor portfolios containing more volatile equity funds.

As of the fiscal year end, investors in the Nuveen Massachusetts Municipal Bond Fund's A shares were receiving tax-free dividends providing an annualized current yield on net asset value of 4.54%, while investors in the Nuveen Massachusetts Insured Municipal Bond Fund's A shares were receiving 4.18% annually. To receive these yields on an after-tax basis, investors in the 43.5% federal and state income tax bracket would have had to receive 8.04% and 7.40%, respectively, from comparable taxable investments.

Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you. In January we acquired Flagship Resources Inc., a respected manager of municipal bond mutual funds, based in Dayton, Ohio. This added 19 mutual funds to the Nuveen family, giving investors an expanded array

"Since our last report, Nuveen has undertaken a number of key strategic steps geared to enhancing our service to you."


of tax-free investment solutions for their personal portfolios. As we increase our product offerings, we now offer you more flexibility to purchase fund shares according to your specific circumstances through expanded pricing options.

Nuveen also has created new equity and balanced funds to help investors keep more of what they have earned. In November we launched the Nuveen Growth and Income Stock Fund, a fund that seeks to provide superior stock market performance with moderated risk. Last month we introduced two new balanced mutual funds, each designed to provide investors an attractive combination of long-term growth potential and current income.

Nuveen prides itself on helping more than 1.3 million investors maintain the lifestyle they currently enjoy by providing quality investment solutions with reduced risk. Thank you for your continued confidence in Nuveen and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 14, 1997

Answering Your Questions

[PHOTO OF TOM SPALDING APPEARS HERE]

Tom Spalding, head of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

What key economic factors affected
these funds during the past year?
In the last 12 months, the bond market -- despite some fluctuations -- was relatively stable compared with recent years. Following a strong start to the year, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets with alternating enthusiasm and uncertainty. In the third quarter of 1996, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period.

Throughout the year, stock market euphoria focused investors' attention on stocks and brought record amounts of new money into stock funds, bypassing the bond market. Some investors, concerned about a possible correction in the stock market, decided to take their profits, but adopted a wait-and-see attitude about investing capital gains, electing to go with short-term vehicles until a clearer picture of market trends emerged. These events affected demand for bond issues of all types in the last year.

Given this market environment,
how did the funds perform?
Both the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund rewarded investors with total returns on net asset value for the period, recording price changes and reinvested dividends of 4.73% and 4.02%, respectively. During the same period, the Lehman Brothers Municipal Bond Index, which does not incur operating expenses or transaction costs, reported a 5.51% total return.

What strategies did you employ to add value?
The fluctuations of 1996 created specific inefficiencies in the market, enabling Nuveen to uncover and take advantage of price discrepancies to improve fund portfolios. For example, we were able to enhance the durability of the funds' dividends by purchasing bonds with longer call protection. These bonds were less in demand as interest rates began to rise in 1996, cre-

"We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market."

ating a value investing opportunity. These bonds then appreciated in value more than other bonds as rates moved down during the year.

What is the current status of Massachusett's municipal market?
In most sectors, the Massachusetts municipal market continues its rebound from the recession of the early 1990's. Mutual fund, biotechnology, computer, and consulting firms continue to be attracted to the Commonwealth, drawn by in part by its highly educated workforce, and by access to its numerous colleges and universities. Improvements in the economy have fueled improvements in the financial performance of the Commonwealth and many of its cities and towns.

Recent years have strained hospitals with lower reimbursement levels from Medicaid and Medicare, and managed care, which continues to grow rapidly in Massachusetts, is causing competitive pressures to escalate. To position themselves for the increasing competitive environment, many Massachusetts hospitals are consolidating and merging.

Deregulation of Massachusetts' electric utilities is imminent, and could bring with it potential for volatility. If restructuring legislation is passed without provisions for stranded cost recovery, Massachusetts Municipal Wholesale Electric Co. as well as the state's investor owned utilities, would be subject to competitive pressures that could harm their financial conditions. What is the current economic outlook?

A look at the current environment shows continued economic growth characterized by low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. Although inflation remains at the same subdued levels it has exhibited over the past six years, the strength of the current economic expansion encouraged the Federal Reserve to make a preemptive strike against inflation's potential return. It raised short-term interest rates by 0.25% at the end of March. While the bond market had already anticipated and discounted much of the impact of this tightening, the Fed's action set off a decline in the equity market that -- in combination with the attractive yields currently available -- increased interest in municipal bonds on the part of investors looking to move out of stocks. We believe we will continue to find value in the municipal market over the next 12 months, giving prudent investors the attractive tax-free income they seek, while limiting the volatility inherent in an uncertain market.

Massachusetts
Overview


CREDIT QUALITY
[PIE CHART APPEARS HERE]

NR   2%
BBB 13%
A   26%
AA  12%
AAA 47%

DIVERSIFICATION
[PIE CHART APPEARS HERE]

Escrowed Bonds         25%
Housing Facilities     20%
Health Care Facilities 19%
Other                   2%
Educational Facilities 13%
General Obligations    21%

Fund Highlights
================================================================================
Share Class                                        A       B        C         R
Inception Date                                  9/94    3/97    10/94     12/86
Net Asset Value (NAV)                          $9.89     N/A    $9.83     $9.86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $81,025
Average Weighted Maturity (years)                                         19.10
Duration (years)                                                            4.8
--------------------------------------------------------------------------------

Annualized Total Return/1/
================================================================================
Share Class                          A(NAV)  A(Offer)       B        C         R
1-Year                                4.73%     0.33%   4.00%    3.90%     4.99%
5-Year                                7.03%     6.11%   6.22%    6.18%     7.23%
10-Year                               6.42%     5.97%   5.65%    5.60%     6.66%
--------------------------------------------------------------------------------

Tax-Free Yields
================================================================================
Share Class                          A(NAV)  A(Offer)       B        C         R
Dist Rate                             5.16%     4.94%   4.41%    4.64%     5.35%
SEC 30-Day Yld                        4.54%     4.35%   3.76%    3.96%     4.73%
Taxable Equiv Yld/2/                  8.04%     7.70%   6.65%    7.01%     8.37%
--------------------------------------------------------------------------------

/1/ Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

/2/ Based on the SEC yield and on a federal income tax rate of 43.5%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                                        Nuveen Massachusetts Municipal Bond Fund
                                                 February 28, 1997 Annual Report


*The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.20%) and all ongoing fund expenses.

Index Comparison*

[GRAPH CHART APPEARS HERE]

[SET PLOT POINTS TO COME]

--Lehman Brothers Municipal Bond Index                      $20,863
--Nuveen Massachusetts Municipal Bond Fund (NAV)            $18,632
--Nuveen Massachusetts Municipal Bond Fund (Offer)          $17,850
Past performance is not predictive of future performance.


Dividend History (A Shares)

[BAR CHART APPEARS HERE]

                             Massachusetts Insured
                             Overview


Credit Quality
[PIE CHART APPEARS HERE]

AA 1% A 3%
AAA 96%

Diversification
General Obligations 37%

Health Care Facilities 20%

Housing Facilities 2%

Educational Facilities 20%

Other 2%

Escrowed Bonds 19%

Fund Highlights
--------------------------------------------------------------------------------
Share Class                         A               B          C             R

Inception Date                   9/94            3/97       9/94         12/86
--------------------------------------------------------------------------------
Net Asset Value (NAV)          $10.38             N/A     $10.35        $10.38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                $65,493
--------------------------------------------------------------------------------
Average Weighted Maturity (years)                                         17.9
--------------------------------------------------------------------------------
Duration (years)                                                           5.8
--------------------------------------------------------------------------------

Annualized Total Return/1/
--------------------------------------------------------------------------------
Share Class           A(NAV)    A(Offer)         B              C             R

1-Year                4.02%      -0.35%      3.18%          3.17%         4.16%
--------------------------------------------------------------------------------
5-year                6.72%      5.81%       5.98%          5.94%         6.99%
--------------------------------------------------------------------------------
10-year               6.60%      6.15%       5.86%          5.82%         6.87%
================================================================================

Tax-Free Yields
================================================================================
Share Class           A(NAV)    A(Offer)         B              C             R

Dist Rate             5.03%      4.82%       4.28%          4.46%         5.20%
--------------------------------------------------------------------------------
SEC 30-Day Yld        4.18%      4.00%       3.40%          3.60%         4.37%
--------------------------------------------------------------------------------
Taxable Equiv Yld/2/  7.40%      7.08%       6.02%          6.37%         7.73%
================================================================================

1 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the total returns. Class C Shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

2 Based on the SEC yield and on a combined federal and state income tax rate of 43.5%; represents the income needed from a taxable investment necessary to equal the income of the Nuveen fund on an after-tax basis.

                                Nuveen Massachusetts Insured Municipal Bond Fund
                                                 February 28, 1997 Annual Report


Index Comparison*



[Graph Chart Appears Here]



---  Lehman Brothers Municipal Bond Index.                      $20,863
---  Nuveen Massachusetts Insured Municipal Bond Fund (NAV)     $18,954
---  Nuveen Massachusetts Insured Municipal Bond Fund (Offer)   $18,158


* The Index Comparison shows change in value of a $10,000 investment in the A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares at the time (4.20%) and all ongoing fund expenses.



Dividend History (A Shares)



[Bar Chart Appears Here]

Financial Section


    Contents

12  Portfolio of Investments

26  Statement of Net Assets

27  Statement of Operations

28  Statement of Changes in Net Assets

30  Notes to Financial Statements

38  Financial Highlights

42  Report of Independent
    Public Accountants


                Portfolio of Investments
                Massachusetts


   Principal                                                                Optional Call                 Market
      Amount    Description                                                   Provisions*  Ratings**        Value
----------------------------------------------------------------------------------------------------------------
 $   250,000    Massachusetts Bay Transportation Authority, General           3/98 at 102       Aaa  $   265,028
                  Transportation System Bonds, 1988 Series A,
                  7.750%, 3/01/10 (Pre-refunded to 3/01/98)

   1,000,000    Massachusetts Bay Transportation Authority, General           3/01 at 102       Aaa    1,115,110
                  Transportation System Bonds, 1991 Series A,
                  7.000%, 3/01/11 (Pre-refunded to 3/01/01)

                Massachusetts Educational Loan Authority, Education
                Loan Revenue Bonds, Issue C, Series 1985A:
     150,000      7.875%, 6/01/03                                             6/97 at 102       AAA      154,551
   1,135,000      7.875%, 6/01/03                                             6/97 at 100       AAA    1,177,676

   1,320,000    Massachusetts Health and Educational Facilities               7/00 at 102       AAA    1,493,527
                  Authority, Revenue Bonds, Emerson Hospital Issue,
                  Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/00)

     250,000    Massachusetts Health and Educational Facilities               7/98 at 102       Aaa      268,178
                  Authority, Revenue Bonds, Mount Auburn Hospital
                  Issue, Series A, 7.875%, 7/01/18
                  (Pre-refunded to 7/01/98)

     350,000    Massachusetts Health and Educational Facilities               7/97 at 100       Aaa      354,389
                  Authority Revenue Bonds, Salem Hospital Issue,
                  Series A, 7.250%, 7/01/09 (Pre-refunded to 7/01/97)

     500,000    Massachusetts Health and Educational Facilities           7/99 at 102 1/2       N/R      533,205
                  Authority, Revenue Bonds, Series 1989, (Cardinal
                  Cushing General Hospital), 8.875%, 7/01/18

   1,180,000    Massachusetts Health and Educational Facilities           7/00 at 101 1/2       Baa    1,324,255
                  Authority, Revenue Bonds, Suffolk University Issue,
                  Series A, 8.125%, 7/01/20 (Pre-refunded to 7/01/00)

     500,000    Massachusetts Health and Educational Facilities               7/98 at 102       Aaa      537,405
                  Authority, Revenue Bonds, Newton-Wellesley Hospital
                  Issue, Series C, 8.000%, 7/01/18
                  (Pre-refunded to 7/01/98)

     500,000    Massachusetts Health and Educational Facilities               8/97 at 102        AA      518,655
                  Authority, Revenue Bonds, Saint Elizabeth's Hospital
                  of Boston Issue, (FHA Insured Project), Series B,
                  7.750%, 8/01/27, (Pre-refunded to 8/01/97)

     750,000    Massachusetts Health and Educational Facilities               7/99 at 102        A+      819,173
                  Authority, Revenue Bonds, Baystate Medical Center
                  Issue, Series C, 7.500%, 7/01/20
                  (Pre-refunded to 7/01/99)

   1,000,000    Massachusetts Health and Educational Facilities               7/01 at 102       Aaa    1,091,280
                  Authority, Revenue Bonds, Boston College Issue,
                  Series J, 6.625%, 7/01/21

             12

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report



Principal                                                               Optional Call                   Market
   Amount       Description                                               Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------
$  500,000      Massachusetts Health and Educational Facilities           9/02 at 102          A+   $  539,160
                  Authority, Revenue Refunding Bonds, Worcester
                  Polytechnic Institute Issue, Series E,
                  6.625%, 9/01/17

   495,000      Massachusetts Health and Educational Facilities           7/97 at 102          A       509,885
                  Authority, Revenue Bonds, Brockton Hospital
                  Issue, Series B, 8.000% 7/01/07

   250,000      Massachusetts Health and Educational Facilities           7/00 at 102        Aaa       274,130
                  Authority, Revenue Bonds, University Hospital Issue,
                  Series C, 7.250%, 7/01/10

 3,270,000      Massachusetts Health and Educational Facilities           7/01 at 102          A     3,566,883
                  Authority, Revenue Bonds, Charlton Memorial
                  Hospital Issue, Series B, 7.250%, 7/01/13

   750,000      Massachusetts Health and Educational Facilities           7/02 at 102        Aaa       810,443
                  Authority, Revenue Bonds, New England Medical Center
                  Hospitals Issue, Series F, 6.625%, 7/01/25

 2,750,000      Massachusetts Health and Educational Facilities           4/02 at 102          A     2,960,650
                  Authority, Revenue Bonds, New England Deaconess
                  Hospital Issue, Series D, 6.875%, 4/01/22

 1,000,000      Massachusetts Health and Educational Facilities           7/02 at 102        AAA     1,056,550
                  Authority, Revenue Bonds, Suffolk University Issue,
                  Series B, 6.350%, 7/01/22

 1,000,000      Massachusetts Health and Educational Facilities          11/02 at 102        Aaa     1,117,090
                  Authority, Revenue Bonds, MetroWest Health, Inc.
                  Issue, Series C, 6.500%, 11/15/18
                  (Pre-refunded to 11/15/02)

   885,000      Massachusetts Health and Educational Facilities           7/03 at 102        Aaa       893,726
                  Authority, Revenue Bonds, Cable Housing and Health
                  Services Issue, Series A, 5.625%, 7/01/13

                Massachusetts Health and Educational Facilities
                  Authority, Revenue Bonds, Lahey Clinic Medical Center
                  Issue, Series B:
 1,000,000          5.625%, 7/01/15                                       7/03 at 102        Aaa       992,570
 1,000,000          5.375%, 7/01/23                                       7/03 at 102        Aaa       929,540

   800,000      Massachusetts Health and Educational Facilities           7/04 at 102        Aaa       753,072
                  Authority, Revenue Bonds, New England Medical Center
                  Hospitals, Series 1993-G1, 5.375%, 7/01/24

              Portfolio of Investments
              Massachusetts -- continued


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------

 $  700,000   Massachusetts Health and Educational Facilities              7/04 at 102            Aa   $  724,353
                Authority, Revenue Bonds (Daughters of Charity
                National Health System--The Carney Hospital),
                Series D, 6.100%, 7/01/14

              Massachusetts Health and Educational Facilities
              Authority, Revenue Refunding Bonds, Youville Hospital
              Issue, (FHA Insured Project) Series B:
  2,500,000     6.000%, 2/15/25                                            2/04 at 102            Aa    2,517,150
  2,000,000     6.000%, 2/15/34                                            2/04 at 102            Aa    2,009,700

  3,700,000   Massachusetts Housing Finance Agency,                        4/03 at 102            A1    3,813,923
                Housing Project Revenue Bonds, 6.375%, 4/01/21

  1,000,000   Massachusetts Housing Finance Agency,                       11/02 at 102           Aaa    1,026,940
                Residential Development Bonds, 6.250%, 11/15/14

  1,000,000   Massachusetts Housing Finance Agency,                        5/02 at 102           Aaa    1,049,910
                Residential Development Bonds, 1992 Series D,
                6.875%, 11/15/21

    500,000   Massachusetts Housing Finance Agency,                        6/01 at 102            Aa      530,030
                Single Family Housing Revenue Bonds, Series 18,
                7.350%, 12/01/16

  1,250,000   Massachusetts Housing Finance Agency,                        6/98 at 102            Aa    1,312,888
                Single Family Housing Revenue Bonds, Series 8,
                7.700%, 6/01/17

  1,440,000   Massachusetts Industrial Finance Agency, Pollution           8/03 at 102          Baa2    1,413,072
                Control Revenue Bonds, 1993 Series, (Eastern Edison
                Company Project), 5.875%, 8/01/08

    955,000   Massachusetts Industrial Finance Agency, Library             1/05 at 102           Aaa    1,096,779
                Revenue Bonds, (Malden Public Library Project)
                Series 1994, 7.250%, 1/01/15

  1,000,000   Massachusetts Industrial Finance Agency, Resource            7/01 at 103           N/R    1,113,380
                Recovery Revenue Bonds (SEMASS Project),
                Series 1991A, 9.000%, 7/01/15

    250,000   Massachusetts Industrial Finance Agency Revenue Bonds,       1/02 at 102            A1      275,413
                College of the Holy Cross -- 1992 Issue, 6.450%,
                1/01/12 (Pre-refunded to 1/01/02)

    455,000   Massachusetts Industrial Finance Agency, Revenue Bonds,      6/99 at 102            A-      487,141
                (Sturdy Memorial Hospital), Series 1989, 7.900%, 6/01/09

    500,000   Massachusetts Industrial Finance Agency, Revenue Bonds,     10/99 at 103           Aaa      559,565
                (Springfield College Project -- 1989 Issue)
                7.800%, 10/01/09

15

                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report


  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
 $1,335,000   Massachusetts Industrial Finance Agency, Revenue Bonds,      7/02 at 102          BBB-   $1,439,584
                Merrimack College Issue, Series 1992, 7.125%, 7/01/12

    500,000   Massachusetts Industrial Finance Agency, Revenue Bonds,      7/03 at 102            Aa      459,550
                (Whitehead Institute for Biomedical Research --
                1993 Issue), 5.125%, 7/01/26

  2,290,000   Massachusetts Industrial Finance Agency, Revenue and         7/05 at 102           AAA    2,435,621
                Refunding Bonds, 1995 Series A, (Lesley College Project),
                6.300%, 7/01/25

  1,250,000   Massachusetts Industrial Finance Agency, Revenue Bonds,     10/98 at 102             A    1,338,150
                Harvard Community Health Plan, Inc., Issue 1988
                Series B (Refunding Bonds), 8.125%, 10/01/17

  1,000,000   Massachusetts Industrial Finance Agency, Revenue Bonds,      3/06 at 102           Aaa      977,670
                (College of the Holy Cross -- 1996 Issue),
                5.500%, 3/01/20

    500,000   Massachusetts Port Authority, Revenue Refunding Bonds,       7/98 at 100            Aa      504,095
                Series 1978, 7.125%, 7/01/12

    635,000   Massachusetts Port Authority, Revenue Refunding Bonds,      No Opt. Call           Aaa    1,078,344
                Series 1982, 13.000%, 7/01/13

    165,000   Massachusetts General Obligation Bonds, Consolidated         3/00 at 102           Aaa      181,970
                Loan of 1990 Series A, 7.250%, 3/01/09
                (Pre-refunded to 3/01/00)

    715,000   The Commonwealth of Massachusetts, General Obligation        2/03 at 102            A1      720,212
                Refunding Bonds, 1993 Series A, 5.500%, 2/01/11

    250,000   The Massachusetts Bay Transportation Authority,             12/06 at 100            A-      296,170
                Certificates of Participation, Series 1988,
                7.800%, 1/15/14

              City of Attleboro, Massachusetts, General Obligation Bonds:
    450,000     6.250%, 1/15/10                                            1/03 at 102             A      471,317
    450,000     6.250%, 1/15/11                                            1/03 at 102             A      469,854

              Town of Barnstable, Massachusetts, General Obligation
              Bonds:
    880,000     5.750%, 9/15/13                                            9/04 at 102            Aa      901,727
    490,000     5.750%, 9/15/14                                            9/04 at 102            Aa      500,266

    250,000   City of Boston, Massachusetts, General Obligation Bonds,     2/99 at 102            A+      271,875
                1989 Series A, 7.700%, 2/01/09 (Pre-refunded to 2/01/99)

  1,000,000   City of Boston, Massachusetts, General Obligation Bonds,     7/01 at 102           Aaa    1,110,750
                1991 Series A, 6.750%, 7/01/11

              Portfolio of Investments
              Massachusetts -- continued

  Principal                                                              Optional Call                     Market
     Amount   Description                                                  Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------
 $1,500,000   City of Boston, Massachusetts, Revenue Bonds,                 8/00 at 102          Aaa   $1,686,585
                Boston City Hospital (FHA Insured Mortgage), Series A,
                7.625%, 2/15/21 (Pre-refunded to 8/15/00)

    500,000   Boston Water and Sewer Commission, General Revenue           11/01 at 102          Aaa      563,755
                Bonds, 1991 Series A (Senior Series), 7.000%, 11/01/18
                (Pre-refunded to 11/01/01)

    985,000   Boston-Mount Pleasant Housing Development Corporation,        8/02 at 102          AAA    1,025,690
                Multifamily Housing Refunding Revenue Bonds,
                Series 1992A, 6.750%, 8/01/23

  1,000,000   Dartmouth Housing Development Corporation, Multifamily        1/98 at 103          AAA    1,037,370
                Housing Refunding Revenue Bonds, Series 1989,
                (Crossroads Apartments), FNMA Collateral,
                7.375%, 7/01/24

              Town of Deerfield, Massachusetts, General Obligation
              School Bonds of 1992, School Project Loan, Act of 1948,
              Bank-Qualified Unlimited Tax:
    420,000     6.200%, 6/15/09                                             6/02 at 102           A1      449,933
    415,000     6.250%, 6/15/10                                             6/02 at 102           A1      443,730

    525,000   City of Haverhill, Massachusetts, General Obligation,        10/01 at 102          Baa      582,015
                Municipal Purpose Loan of 1991 Bonds,
                7.500%, 10/15/11

    250,000   City of Holyoke, Massachusetts, General Obligation            6/02 at 103          Aaa      298,773
                Bonds, 8.150%, 6/15/06

    590,000   City of Holyoke, Massachusetts, General Obligation           No Opt. Call          Baa      634,415
                Bonds, 1991 Series A, 8.000%, 6/01/01

    500,000   City of Holyoke, Massachusetts, General Obligation            8/01 at 102          Baa      556,335
                School Project Loan, Act of 1948, 7.650%, 8/01/09

    750,000   City of Holyoke, Massachusetts, General Obligation           11/02 at 102          Baa      818,805
                Refunding Bonds, 7.000%, 11/01/08

    445,000   City of Lowell, Massachusetts, General Obligation Qualified   1/01 at 102          Aaa      516,160
                Bonds, 8.400%, 1/15/09 (Pre-refunded to 1/15/01)

    545,000   City of Lowell, Massachusetts, General Obligation            No Opt. Call         Baa1      642,517
                Qualified Bonds, 8.300%, 2/15/05

  1,000,000   City of Lynn, Massachusetts, General Obligation Bonds,        1/02 at 104          Aaa    1,179,540
                7.850%, 1/15/11 (Pre-refunded to 1/15/02)

    500,000   Town of Monson, Massachusetts, General Obligation            10/00 at 102          Aaa      566,470
                School Project Loan, Act of 1948 Bonds, 7.700%,
                10/15/10 (Pre-refunded to 10/15/00)

              16

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report



       Principal                                                                    Optional Call                            Market
          Amount     Description                                                      Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
     $   500,000     Town of Palmer, Massachusetts, General Obligation,              10/00 at 102          Aaa          $   565,915
                        School Project Loan, Act of 1948, 1990
                        Series B, 7.700%, 10/01/10 (Pre-refunded to 10/01/00)

         500,000     Town of Palmer, Massachusetts, General Obligation               10/03 at 102          Aaa              509,050
                        Refunding Bonds, 5.500%, 10/01/10

       1,130,000     City of Peabody, Massachusetts, General Obligation               8/00 at 100          Aaa            1,227,237
                        Electric Bonds, 6.950%, 8/01/09

         250,000     Town of Sandwich, Massachusetts, Unlimited Tax,               11/98 at 102 1/2        Aaa              269,320
                        General Obligation Bonds, 7.100%, 11/01/07
                        (Pre-refunded to 11/01/98)

       1,250,000     Somerville Housing Authority, Mortgage Revenue Bonds,            5/00 at 102          AAA            1,327,413
                        Series 1990 (GNMA Collaterized -- Clarendon Hill
                        Towers Project), 7.950%, 11/20/30

         425,000     South Essex Sewerage District, Massachusetts,                   No Opt. Call         Baa1              492,635
                        General Obligation Bonds, 9.000%, 12/01/00

       1,000,000     City of Springfield, Massachusetts, General Obligation           9/02 at 102          Baa            1,139,200
                       School Project Loan, Act of 1948 Bonds, Series B,
                       7.100%, 9/01/11 (Pre-refunded to 9/01/02)

                     City of Taunton, Massachusetts, General Obligation
                     (Electric Loan, Act of 1969) Bonds:
       1,465,000       8.000%, 2/01/02                                               No Opt. Call            A            1,674,583
       1,005,000       8.000%, 2/01/03                                               No Opt. Call            A            1,167,407

         250,000     University of Lowell Building Authority (Massachusetts),        11/97 at 102           A1              261,212
                        Facilities Bonds, Fourth Series A, (General Obligation
                        Bonds), 7.400%, 11/01/07

         500,000     University of Massachusetts Building Authority, Project          5/98 at 102           A+              531,274
                        Revenue Bonds, Series 1988-A, (General Obligation
                        Bonds), 7.500%, 5/01/14

       1,000,000     City of Worcester, Massachusetts, General Obligation             8/02 at 102         BBB+            1,060,710
                        Bonds, 6.000%, 8/01/04

       1,000,000     Puerto Rico Aqueduct and Sewer Authority, Revenue Bonds,         7/98 at 102          AAA            1,074,630
                     Series 1988A, 7.875%, 7/01/17 (Pre-refunded to 7/01/98)

       2,250,000     Puerto Rico Electric Power Authority,                            7/01 at 102          Aaa            2,531,722
                     Power Revenue Bonds,
                     Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)
-----------------------------------------------------------------------------------------------------------------------------------
     $74,445,000     Total Investments -- (cost $74,834,701) -- 98.7%                                                    79,977,931
=====================--------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 1.3%                                                                 1,047,176
                     --------------------------------------------------------------------------------------------------------------
                     Net Assets -- 100%                                                                                 $81,025,107
                     ==============================================================================================================

Portfolio of Investments
Massachusetts -- continued
Summary of Ratings**--Portfolio of Investments


                Standard                             Number of           Market    Market
                & Poor's                   Moody's  Securities            Value   Percent
------------------------------------------------------------------------------------------
                     AAA                       Aaa          41      $37,181,444        47%
             AA+, AA, AA-        Aa1, Aa, Aa2, Aa3          10        9,978,414        12
                       A+                       A1          10        8,125,905        10
                     A,A-                A, A2, A3          10       12,942,040        16
          BBB+, BBB, BBB-    Baa1, Baa, Baa2, Baa3          11       10,103,543        13
                Non-rated                Non-rated           2        1,646,585         2
------------------------------------------------------------------------------------------
Total                                                       84      $79,977,931       100%
==========================================================================================
*      Optional Call Provisions (not covered by the report of independent public accountants):
       Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**     Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

N/R -- Investment is not rated.



18                                             See accompanying notes to financial statements.



                Portfolio of Investments                                             Nuveen Municipal Bond Funds
                Massachusetts Insured                                            February 28, 1997 Annual Report

   Principal                                                                Optional Call                 Market
      Amount    Description                                                   Provisions*  Ratings**       Value
----------------------------------------------------------------------------------------------------------------
  $  250,000    Massachusetts Bay Transportation Authority,                   3/00 at 102        Aaa  $  272,960
                  General Transportation System Revenue, 1990 Series A,
                  7.250%, 3/01/03

     250,000    Massachusetts Bay Transportation Authority,                   3/99 at 102        Aaa     269,840
                  General Transportation System 1989 Series A,
                  7.100%, 3/01/13 (Pre-refunded to 3/01/99)

   1,000,000    Massachusetts Bay Transportation Authority,                   3/02 at 100        Aaa   1,001,930
                  General Transportation System Bonds, 1992 Series A,
                  5.750%, 3/01/22

     250,000    Massachusetts Bay Transportation Authority,                   8/00 at 102        Aaa     281,360
                  Certificates of Participation, 1990 Series A,
                  7.650%, 8/01/15 (Pre-refunded to 8/01/00)

     450,000    Massachusetts Health and Educational Facilities Authority,    7/97 at 102        Aaa     465,291
                  Revenue Bonds, St. Luke's Hospital of New Bedford Issue,
                  Series B, 7.750%, 7/01/13 (Pre-refunded to 7/01/97)

     200,000    Massachusetts Health and Educational Facilities Authority,    7/97 at 102        Aaa     207,038
                  Revenue Bonds, South Shore Hospital Issue, Series B,
                  8.125%, 7/01/17 (Pre-refunded to 7/01/97)

     300,000    Massachusetts Health and Educational Facilities Authority,    7/98 at 102        Aaa     321,813
                  Revenue Bonds, Mount Auburn Hospital Issue, Series A,
                  7.875%, 7/01/18 (Pre-refunded to 7/01/98)

     750,000    Massachusetts Health and Educational Facilities Authority,    7/98 at 102        Aaa     801,908
                  Revenue Bonds, Lahey Clinic Medical Center Issue,
                  Series A, 7.600%, 7/01/08 (Pre-refunded to 7/01/98)

     800,000    Massachusetts Health and Educational Facilities Authority,   10/98 at 102        Aaa     861,872
                  Revenue Bonds, Berkshire Health Systems Issue,
                  Series A, 7.600%, 10/01/14 (Pre-refunded to 10/01/98)

     750,000    Massachusetts Health and Educational Facilities Authority,    7/97 at 100        Aaa     759,405
                  Revenue Bonds, Salem Hospital Issue, Series A,
                  7.250%, 7/01/09 (Pre-refunded to 7/01/97)

     250,000    Massachusetts Health and Educational Facilities Authority,    7/99 at 102        Aaa     268,950
                  Revenue Bonds, Capital Asset Program,
                  7.200%, 7/01/09

     500,000    Massachusetts Health and Educational Facilities Authority,    7/00 at 102        Aaa     548,260
                  Revenue Bonds, University Hospital Issue, Series C,
                  7.250%, 7/01/19

     250,000    Massachusetts Health and Educational Facilities Authority,    7/98 at 102        Aaa     268,703
                  Revenue Bonds, Newton-Wellesley Hospital Issue,
                  Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/98)

                ----
                19

                Portfolio of Investments
                Massachusetts Insured -- continued

   Principal                                                                Optional Call                 Market
      Amount    Description                                                   Provisions*  Ratings**       Value
----------------------------------------------------------------------------------------------------------------
  $  250,000    Massachusetts Health and Educational Facilities Authority,   10/98 at 102        Aaa  $  267,480
                  Revenue Bonds, Northeastern University Issue, Series B,
                  7.600%, 10/01/10

     500,000    Massachusetts Health and Educational Facilities Authority,    7/99 at 102         A+     546,115
                  Revenue Bonds, Baystate Medical Center Issue, Series C
                  7.500%, 7/01/20 (Pre-refunded to 7/01/99)

     250,000    Massachusetts Health and Educational Facilities Authority,    7/00 at 102        Aaa     279,263
                  Revenue Bonds, South Shore Hospital Issue, Series C,
                  7.500%, 7/01/20 (Pre-refunded to 7/01/00)

     500,000    Massachusetts Health and Educational Facilities Authority,    7/00 at 102        Aaa     562,275
                  Revenue Bonds, Stonehill College Issue, Series D,
                  7.700%, 7/01/20 (Pre-refunded to 7/01/00)

   1,000,000    Massachusetts Health and Educational Facilities Authority,    7/01 at 102        Aaa   1,091,280
                  Revenue Bonds, Boston College Issue, Series J,
                  6.625%, 7/01/21

     500,000    Massachusetts Health and Educational Facilities Authority,   10/01 at 102        Aaa     553,480
                  Revenue Bonds, Berklee College of Music Issue,
                  Series C, 6.875%, 10/01/21

   1,000,000    Massachusetts Health and Educational Facilities Authority,    7/01 at 102         A1   1,076,480
                  Revenue Bonds, Brigham and Women's Hospital Issue,
                  Series D, 6.750%, 7/01/24

     250,000    Massachusetts Health and Educational Facilities Authority,    7/99 at 102        Aaa     272,600
                  Revenue Bonds, Beverly Hospital Issue, Series D,
                  7.300%, 7/01/19 (Pre-refunded to 7/01/99)

   1,500,000    Massachusetts Health and Educational Facilities Authority,    7/02 at 102        Aaa   1,620,885
                  Revenue Bonds, New England Medical Center Hospitals
                  Issue, Series F, 6.625%, 7/01/25

   1,000,000    Massachusetts Health and Educational Facilities Authority,    7/02 at 102        Aaa   1,079,700
                  Revenue Bonds, South Shore Hospital Issue, Series D,
                  6.500%, 7/01/22

   1,450,000    Massachusetts Health and Educational Facilities Authority,   10/02 at 100        Aaa   1,479,174
                  Revenue Bonds, Boston University Issue, Series M,
                  6.000%, 10/01/22

   1,600,000    Massachusetts Health and Educational Facilities Authority,   10/02 at 102        Aaa   1,752,496
                  Revenue Bonds, Northeastern University Issue, Series E,
                  6.550%, 10/01/22

   2,000,000    Massachusetts Health and Educational Facilities Authority,    7/02 at 102        Aaa   2,073,880
                  Revenue Bonds, Bentley College Issue, Series I,
                  6.125%, 7/01/17

                20

                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report

   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
$  1,700,000    Massachusetts Health and Educational Facilities Authority,   7/03 at 102        Aaa  $  1,687,369
                  Revenue Bonds, Lahey Clinic Medical Center Issue,
                  Series B, 5.625%, 7/01/15

   4,375,000    Massachusetts Health and Educational Facilities Authority,   7/04 at 102        Aaa     4,118,363
                  Revenue Bonds, New England Medical Center Hospitals,
                  Series 1993-G1, 5.375%, 7/01/24

     340,000    Massachusetts Housing Finance Agency, Housing Revenue       12/99 at 103        Aaa       359,098
                  Bonds, 1989 Series A, 7.600%, 12/01/16

     500,000    Massachusetts Housing Finance Agency, Single Family          6/01 at 102         Aa       530,030
                  Housing Revenue Bonds, Series 18, 7.350%, 12/01/16

     250,000    Massachusetts Housing Finance Agency, Single Family          6/98 at 102         Aa       262,578
                  Housing Revenue Bonds, Series 8, 7.700%, 6/01/17

   1,545,000    Massachusetts Industrial Finance Agency, Library Revenue     1/05 at 102        Aaa     1,774,371
                  Bonds, (Malden Public Library Project), Series 1994,
                  7.250%, 1/01/15

     500,000    Massachusetts Industrial Finance Agency, Revenue Bonds,     10/99 at 102        Aaa       537,165
                  Brandeis University Issue, 1989 Series C,
                  6.800%, 10/01/19

     200,000    Massachusetts Industrial Finance Agency, Revenue Bonds,     10/98 at 102        Aaa       214,184
                  Harvard Community Health Plan, Inc. Issue,
                  1988 Series B (Refunding Bonds), 7.750%, 10/01/08

     250,000    Massachusetts Industrial Finance Agency, Revenue Bonds,      9/99 at 102        Aaa       273,768
                  Milton Academy Issue, Series A, 7.250%, 9/01/19
                  (Pre-refunded to 9/01/99)

     375,000    Massachusetts Industrial Finance Agency, Revenue Bonds,     11/99 at 102        Aaa       412,594
                  Museum of Science Issue, Series 1989, 7.300%,
                  11/01/09 (Pre-refunded to 11/01/99)

   1,000,000    Massachusetts Industrial Finance Agency, Revenue             7/01 at 102        Aaa     1,064,410
                  Refunding Bonds, Mount Holyoke College Issue,
                  Series 1992A, 6.300%, 7/01/13

     420,000    Massachusetts Industrial Finance Agency, Revenue Bonds,     10/05 at 102        Aaa       438,665
                  Babson College Issue, Series 1995A, 5.800%, 10/01/10

                Massachusetts Industrial Finance Agency,
                Revenue Bonds, (College of the Holy Cross -- 1996 Issue):
   2,500,000      5.500%, 3/01/16                                            3/06 at 102        Aaa     2,475,300
   1,000,000      5.500%, 3/01/20                                            3/06 at 102        Aaa       977,670

   1,300,000    Massachusetts Municipal Wholesale Electric Company,          7/03 at 102        Aaa     1,253,304
                  Power Supply System Revenue Bonds, 1993 Series A,
                  5.000%, 7/01/10


                Portfolio of Investments
                Massachusetts Insured -- continued
   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
  $1,000,000    Massachusetts Port Authority, Revenue Bonds,                No Opt. Call        Aaa  $  1,698,180
                  Series 1982, 13.000%, 7/01/13

     250,000    Massachusetts General Obligation Bonds, Consolidated         3/00 at 102        Aaa       275,713
                  Loan of 1990, Series A, 7.250%, 3/01/09
                  (Pre-refunded to 3/01/00)

                Massachusetts General Obligation Bonds, Consolidated
                Loan Series 1992-A:
      25,000      6.500%, 6/01/08                                            6/02 at 101        Aaa        26,936
     340,000      6.000%, 6/01/13 (Pre-refunded to 6/01/02)                  6/02 at 100        Aaa       364,687
     860,000      6.000%, 6/01/13                                            6/02 at 100        Aaa       885,843

   1,000,000    City of Boston, Massachusetts, General Obligation Bonds,     7/01 at 102        Aaa     1,110,750
                  1991 Series A, 6.750%, 7/01/11

     500,000    City of Boston, Massachusetts, Revenue Bonds, Boston         8/00 at 102        Aaa       562,195
                  City Hospital (FHA-Insured Mortgage), Series A,
                  7.625%, 2/15/21 (Pre-refunded to 8/15/00)

     500,000    Boston Water and Sewer Commission, (A Public                11/98 at 100        Aaa       524,085
                  Instrumentality of The Commonwealth of Massachusetts),
                  General Revenue Bonds,1988 Series A,
                  (Subordinated Series), 7.250%, 11/01/06

     500,000    City of Fall River, Massachusetts, General Obligation        6/01 at 102        Aaa       563,065
                  Bonds, 7.200%, 6/01/10

     250,000    Town of Groveland, Massachusetts, General Obligation         6/01 at 102        Aaa       275,713
                  Bonds, 6.900%, 6/15/07

   1,000,000    City of Haverhill, Massachusetts, General Obligation,        9/01 at 102        Aaa     1,087,890
                  Hospital Refunding Bonds, Series A, 6.700%, 9/01/10

     250,000    City of Holyoke, Massachusetts, General Obligation Bonds,    6/02 at 103        Aaa       298,773
                  8.150%, 6/15/06

     450,000    City of Leominster, Massachusetts, General Obligation        4/00 at 102        Aaa       499,901
                  Bonds, 7.500%, 4/01/09

   2,625,000    City of Lowell, Massachusetts, General Obligation State     11/03 at 102        Aaa     2,647,733
                  Qualified Bonds, 5.600%, 11/01/12

   1,025,000    City of Lynn, Massachusetts, General Obligation Bonds,      No Opt. Call        Aaa     1,124,230
                  6.750%, 1/15/02

     250,000    Lynn, Massachusetts, Water and Sewer Commission,            12/00 at 102        Aaa       280,278
                 General Revenue Bonds, 1990 Series A,
                 7.250%, 12/01/10 (Pre-refunded to 12/01/00)

   1,000,000    Town of Mansfield, Massachusetts, General Obligation         1/02 at 102        Aaa     1,099,200
                  Bonds, 6.700%, 1/15/11


                                                                                      Nuveen Municipal Bond Funds
                                                                                  February 28, 1997 Annual Report

   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
$    250,000    Town of Methuen, Massachusetts, General Obligation           5/00 at 102        Aaa  $    275,185
                  Bonds, 7.400%, 5/15/04

     500,000    Town of Monson, Massachusetts, General Obligation           10/00 at 102        Aaa       566,470
                  School Project Loan, Act of 1948 Bonds,
                  7.700%, 10/15/10 (Pre-funded to 10/15/00)

   1,500,000    Town of Monson, Massachusetts, General Obligation,          No Opt. Call        Aaa     1,545,675
                  Bank-Qualified Unlimited Tax, School Refunding Bonds,
                  5.500%, 10/15/10

     300,000    Town of North Andover, Massachusetts, General                9/00 at 103        Aaa       334,908
                  Obligation Bonds, 7.400%, 9/15/10

                North Middlesex Regional School District, School Bonds
                of 1990:
     270,000      7.200%, 6/15/08                                            6/00 at 103        Aaa       298,239
     245,000      7.200%, 6/15/09                                            6/00 at 103        Aaa       270,625

     250,000    City of Northampton, Massachusetts, General Obligation       3/03 at 102        Aaa       251,755
                  Bonds, Bank-Qualified, 5.300%, 3/01/10

     190,000    Town of Northfield, Massachusetts, General Obligation       10/01 at 102        Aaa       203,617
                  Bonds, Municipal Purpose Loan of 1992, Bank-Qualified,
                  6.350%, 10/15/09

     270,000    Town of Palmer, Massachusetts, General Obligation,           3/00 at 102        Aaa       298,148
                  School Bonds of 1990, Series A, School Project
                  Loan of 1948, 7.300%, 3/01/10, (Pre-refunded
                  to 3/01/00)

     250,000    Town of Palmer, Massachusetts, General Obligation,          10/00 at 102        Aaa       282,958
                  School Project Loan, Act of 1948, 1990 Series B,
                  7.700%, 10/01/10, (Pre-refunded to 10/01/00)

   1,000,000    Town of Palmer, Massachusetts, General Obligation           10/03 at 102        Aaa     1,018,100
                  Refunding Bonds, 5.500%, 10/01/10

     440,000    Quaboag Regional School District, General Obligation         6/02 at 102        Aaa       474,298
                  School Bonds of 1991, Bank Qualified,
                  6.250%, 6/15/08

                City of Salem, Massachusetts, General Obligation Bonds:
     500,000      6.800%, 8/15/09                                            8/01 at 102        Aaa       550,910
     900,000      6.000%, 7/15/10                                            7/02 at 102        Aaa       946,701

     250,000    Town of Sandwich, Massachusetts, Unlimited Tax,         11/98 at 102 1/2        Aaa       269,320
                  General Obligation Bonds, 7.100%, 11/01/07
                  (Pre-refunded to 11/01/98)

                Portfolio of Investments
                Massachusetts Insured -- continued

   Principal                                                               Optional Call                   Market
      Amount    Description                                                  Provisions*  Ratings**         Value
------------------------------------------------------------------------------------------------------------------
$    515,000    Southern Berkshire Regional School District, General         4/02 at 102        Aaa  $    594,650
                  Obligation School Bonds, Unlimited Tax, 7.500%,
                  4/15/07 (Pre-refunded to 4/15/02)

   1,145,000    Southern Berkshire Regional School District, Massachusetts,  4/02 at 102        Aaa     1,294,502
                  General Obligation School Bonds, 7.000%, 4/15/11

     250,000    City of Springfield, Massachusetts, Municipal Purpose       11/98 at 103        Aaa       270,092
                  Loan of 1988  (General Obligation Bonds), 7.000%,
                  11/01/07

     220,000    Taunton, Massachusetts, General Obligation Bonds,            9/01 at 103        Aaa       244,353
                  6.800%, 9/01/09

     455,000    Town of Wareham, Massachusetts, General Obligation           1/01 at 103        Aaa       504,494
                  School Bonds, 7.050%, 1/15/07

     250,000    City of Westfield, Massachusetts, General Obligation        12/00 at 102        Aaa       279,272
                  Bonds, 7.100%, 12/15/08 (Pre-refunded to 12/15/00)

     215,000    Town of Whately, Massachusetts, General Obligation           1/02 at 102        Aaa       231,427
                  Bonds, 6.350%, 1/15/09

   1,210,000    Town of Winchendon, Massachusetts, Unlimited Tax,            3/03 at 102        Aaa     1,281,377
                  General Obligation Bonds, 6.050%, 3/15/10

     160,000    City of Worcester, Massachusetts, General Obligation         5/02 at 102        Aaa       180,711
                  Bonds, 6.900%, 5/15/07

   1,000,000    Commonwealth of Puerto Rico, Public Improvement          7/05 at 101 1/2        Aaa     1,013,530
                  Bonds of 1995 (General Obligation Bonds),
                  5.750%, 7/01/24

   2,290,000    Puerto Rico Industrial, Tourist, Educational,                1/05 at 102        Aaa     2,441,391
                  Medical and Environmental Control Facilities
                  Financing Authority, Hospital Revenue Bonds,
                  1995 Series A, (Hospital Auxilio Mutuo
                  Obligated Group Project), 6.250%, 7/01/16
-----------------------------------------------------------------------------------------------------------------
$ 60,705,000    Total Investments -- (cost $60,459,202) -- 98.7%                                       64,611,187
-----------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 1.3%                                                     881,343
-----------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                    $65,492,530
-----------------------------------------------------------------------------------------------------------------

                                             Nuveen Flagship Municipal Bond Fund
                                                 February 28, 1997 Annual Report


3. Distributions to Shareholders

On March 7, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on April 1, 1997, to shareholders of record on March 7, 1997, as follows:

                                                                 Nuveen Flagship
                                                                     Connecticut
--------------------------------------------------------------------------------
Dividend per share:
   Class A                                                                $.0465
   Class B                                                                 .0400
   Class C                                                                 .0418
   Class R                                                                 .0482
================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities for the nine months (8 months of Flagship Connecticut and 1 month of Nuveen Flagship Connecticut -- see note 1) ended February 28, 1997, aggregated $44,342,792 and $42,098,112, respectively.

At February 28, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

The Fund had unused capital loss carryforwards of $1,022,275 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire on February 28, 2003.

5. Unrealized Appreciation (Depreciation)
At February 28, 1997, net unrealized appreciation aggregated $12,209,956, of which $12,363,825 related to appreciated securities and $153,869 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

Average daily net asset value                                   Management fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
================================================================================

----
25


Statement of Net Assets
Year Ended February 28, 1997
                                                                               Massachusetts
                                                               Massachusetts         Insured
--------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $79,977,931     $64,611,187
Cash                                                                 229,502          67,579
Receivables:
  Interest                                                         1,138,529       1,058,067
  Shares sold                                                          2,747           9,576
Other assets                                                           3,421           1,150
--------------------------------------------------------------------------------------------
  Total assets                                                    81,352,130      65,747,559
--------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                            1,482               -
Accrued expenses:
  Management fees (note 6)                                            34,297          27,759
  Other                                                               35,452          27,724
Dividends payable                                                    255,792         199,546
--------------------------------------------------------------------------------------------
  Total liabilities                                                  327,023         255,029
--------------------------------------------------------------------------------------------
Net assets (note 7)                                              $81,025,107     $65,492,530
============================================================================================
Class A Shares (note 1)
Net assets                                                       $ 7,200,027     $ 7,459,247
Shares outstanding                                                   728,151         718,558
Net asset value and redemption price per share                   $      9.89     $     10.38
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)               $     10.32     $     10.84
Class C Shares (note 1)
Net assets                                                       $   912,849     $   957,247
Shares outstanding                                                    92,823          92,455
Net asset value, offering and redemption price per share         $      9.83     $     10.35
============================================================================================
Class R Shares (note 1)
Net assets                                                       $72,912,231     $57,076,036
Shares outstanding                                                 7,395,918       5,497,271
Net asset value, offering and redemption price per share         $      9.86     $     10.38
============================================================================================


26                                     See accompanying notes to financial statements.



Statement of Operations                                                Nuveen Municipal Bond Funds
Year ended February 28, 1997                                       February 28, 1997 Annual Report

                                                                                     Massachusetts
                                                                   Massachusetts           Insured
--------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                  $ 5,033,807       $ 3,930,898
--------------------------------------------------------------------------------------------------

Expenses

  Management fees (note 6)                                               444,464           356,539
  12b-1 service fees -- Class A (notes 1 and 6)                           13,857            15,491
  12b-1 distribution and service fees -- Class C (notes 1 and 6)           7,619             8,380
  Shareholders' servicing agent fees and expenses                         72,964            60,562
  Custodian's fees and expenses                                           44,638            43,179
  Trustees' fees and expenses (note 6)                                     2,104             2,596
  Professional fees                                                       16,832            22,333
  Shareholders' reports -- printing and mailing expenses                  28,745            16,819
  Federal and state registration fees                                      3,770             6,128
  Portfolio insurance expenses                                                --             4,858
  Other expenses                                                           6,206             4,818
--------------------------------------------------------------------------------------------------
     Total expenses before expense reimbursement                         641,199           541,703
  Expense reimbursement from investment adviser (note 6)                 (13,780)               --
--------------------------------------------------------------------------------------------------
Net expenses                                                             627,419           541,703
--------------------------------------------------------------------------------------------------
Net investment income                                                  4,406,388         3,389,195
--------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments

Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                       (167,777)           60,733
Net change in unrealized appreciation or depreciation
  of investments                                                        (361,379)         (798,332)
--------------------------------------------------------------------------------------------------
  Net gain (loss) from investments                                      (529,156)         (737,599)
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $ 3,877,232       $ 2,651,596
==================================================================================================

27                               See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                               Massachusetts
                                                                 -----------------------------------------
                                                                 Year ended 2/28/97     Year ended 2/29/96
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $ 4,406,388           $  4,246,614
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                          (167,777)              (217,900)
Net change in unrealized appreciation or depreciation of
  investments                                                              (361,379)             3,250,694
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                3,877,232              7,279,408
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                                                (288,715)              (139,213)
    Class C                                                                 (34,686)               (11,360)
    Class R                                                              (4,012,721)            (4,149,329)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (4,336,122)            (4,299,902)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                          8,611,315             11,759,700
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                           3,046,553              3,045,590
----------------------------------------------------------------------------------------------------------
                                                                         11,657,868             14,805,290
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                 (11,875,027)            (8,865,984)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                             (217,159)             5,939,306
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      (676,049)             8,918,812
Net assets at the beginning of year                                      81,701,156             72,782,344
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $81,025,107            $81,701,156
==========================================================================================================
Balance of undistributed net investment income at end of year           $    73,250            $     2,984
==========================================================================================================

                                 See accompanying notes to financial statements.

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

                                                                           Massachusetts Insured
                                                                 -----------------------------------------
                                                                 Year ended 2/28/97     Year ended 2/29/96
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $ 3,389,195            $ 3,277,512
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                            60,733                 12,456
Net change in unrealized appreciation or depreciation of
  investments                                                              (798,332)             2,682,527
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                2,651,596              5,972,495
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                                                (315,950)              (174,644)
    Class C                                                                 (36,606)               (22,692)
    Class R                                                              (3,022,773)            (3,106,193)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (3,375,329)            (3,303,529)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                          5,375,981              7,343,297
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                           2,394,008              2,309,778
----------------------------------------------------------------------------------------------------------
                                                                          7,769,989              9,653,075
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                  (7,653,434)            (5,653,409)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                              116,555              3,999,666
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      (607,178)             6,668,632
Net assets at the beginning of year                                      66,099,708             59,431,076
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $65,492,530            $66,099,708
==========================================================================================================
Balance of undistributed net investment income at end of year           $    15,371            $     1,505
==========================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, Massachusetts and Massachusetts Insured were renamed and reorganized into the Trust. Prior to the reorganization, Massachusetts (formerly Nuveen Massachusetts Tax-Free Value
Fund) was a series of the Nuveen Tax-Free Bond Fund, Inc., and Massachusetts Insured (formerly Nuveen Massachusetts Insured Tax-Free Value Fund) was a series of the Nuveen Insured Tax-Free Bond Fund, Inc., each an open-end diversified management investment company.

Each Fund seeks to provide high double tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds whose income is exempt from regular federal and state income taxes.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved and supervised by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At February 28, 1997, there were no such purchase commitments in either Fund.

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to the shareholders of the respective Funds. All income dividends paid during the fiscal year ended February 28, 1997, have been designated Exempt Interest Dividends.

Insurance

Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund of the Trust offers Class A, Class B, Class C and Class R Shares. Class A Shares incur a sales charge on purchases and an annual 12b-1 service fee. Class B Shares are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held (CDSC is reduced to 0% at the end of six years). Class B Shares were first offered for sale on February 1, 1997, however, none were issued and outstanding on February 28. 1997. Class C Shares are sold without a sales charge on purchases, but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge on purchases or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1997.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

2. Fund Shares
Transactions in Fund shares were as follows:



                                                                       Massachusetts
                                                 -------------------------------------------------------
                                                          Year ended                    Year ended
                                                            2/28/97                       2/29/96
                                                 -------------------------------------------------------
                                                     Shares         Amount          Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                          323,756   $  3,174,573         356,285   $ 3,487,963
   Class C                                           32,272        315,377          51,779       510,754
   Class R                                          525,051      5,121,365         795,556     7,760,983
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                           17,984        176,955           7,663        75,540
   Class C                                            2,778         27,179             775         7,603
   Class R                                          289,935      2,842,419         303,251     2,962,447
--------------------------------------------------------------------------------------------------------
                                                  1,191,776     11,657,868       1,515,309    14,805,290
--------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                          (45,026)      (439,590)        (44,057)     (436,265)
   Class C                                           (6,752)       (65,787)         (3,523)      (33,924)
   Class R                                       (1,162,473)   (11,369,650)       (857,146)   (8,395,795)
--------------------------------------------------------------------------------------------------------
                                                 (1,214,251)   (11,875,027)       (904,726)   (8,865,984)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (22,475)  $   (217,159)        610,583   $ 5,939,306
========================================================================================================


                                                                   Massachusetts Insured
                                                 -------------------------------------------------------
                                                          Year ended                    Year ended
                                                            2/28/97                       2/29/96
                                                 -------------------------------------------------------
                                                     Shares         Amount          Shares        Amount

--------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                          288,422   $  2,958,175         339,891   $ 3,509,564
   Class C                                           26,046        266,579          34,914       359,914
   Class R                                          209,279      2,151,227         337,797     3,473,819
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                           17,939        185,295          10,031       104,279
   Class C                                            3,250         33,462           1,987        20,520
   Class R                                          210,641      2,175,251         211,766     2,184,979
--------------------------------------------------------------------------------------------------------
                                                    755,577      7,769,989         936,386     9,653,075
--------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                          (91,941)      (944,427)        (40,197)     (415,735)
   Class C                                           (4,296)       (43,930)         (3,095)      (32,222)
   Class R                                         (646,782)    (6,665,077)       (503,288)   (5,205,452)
--------------------------------------------------------------------------------------------------------
                                                   (743,019)    (7,653,434)       (546,580)   (5,653,409)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                              12,558   $    116,555         389,806   $ 3,999,666
========================================================================================================

3. Distributions to Shareholders

On March 7, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 1997, to shareholders of record on March 7, 1997, as follows:


                                       Massachusetts      Massachusetts Insured
-------------------------------------------------------------------------------
Dividend per share:
Class A                                       $.0425                     $.0435
Class B                                        .0365                      .0370
Class C                                        .0380                      .0385
Class R                                        .0440                      .0450
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1997, were as follows:


                                         Massachusetts    Massachusetts Insured
-------------------------------------------------------------------------------
Purchases

Investments in municipal securities      $ 9,997,786                 $7,890,010
Temporary municipal investments            7,500,000                  5,900,000

Sales

Investments in municipal securities        7,541,775                  6,237,884
Temporary municipal investments           10,100,000                  7,400,000
===============================================================================

At February 28, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1997, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                       Massachusetts      Massachusetts Insured
-------------------------------------------------------------------------------
Expiration Year:
1999                                        $      -                   $ 17,645
2003                                         275,030                    172,689
2004                                         507,247                     27,409
2005                                         156,261                          -
-------------------------------------------------------------------------------
Total                                       $938,538                   $217,743
===============================================================================

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1997, were as follows:
                                    Massachusetts   Massachusetts Insured
------------------------------------------------------------------------------
Gross unrealized:
 appreciation                   $5,164,904              $4,151,985
 depreciation                      (21,674)                      -
-----------------------------------------------------------------------------
Net unrealized appreciation     $5,143,230              $4,151,985
-----------------------------------------------------------------------------
6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average daily net asset value                  Management fee
------------------------------------------------------------------
For the first $125 million                       .5500 of 1%
For the next $125 million                        .5375 of 1
For the next $250 million                        .5250 of 1
For the next $500 million                        .5125 of 1
For the next $1 billion                          .5000 of 1
For net assets over $2 billion                   .4750 of 1
------------------------------------------------------------------

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets value of Massachusetts and .975 of 1% of the average daily net asset value of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, Class B and Class C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Distributor collected sales charges of approximately $107,000 and $79,100, for Massachusetts and Massachusetts Insured, respectively, on Class A share purchases, of which approximately $98,300 and $68,000, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1997, the Distributor compensated authorized dealers directly with approximately $200 for Massachusetts and $300 for Massachusetts Insured in commission advances on Class C share sales. Class C shares purchased are subject to a CDSC if the shares are redeemed within a specified period of purchase. Effective February 1, 1997, any such CDSC is to be retained by the Distributor to compensate for commissions advanced to authorized dealers. During the month ended February 28, 1997, no such CDSC was collected or retained by the

Distributor. Also effective February 1, 1997, all 12b-1 service and distribution fees on Class C shares during the first year following a purchase are retained by the Distributor to compensate for commissions advanced to authorized dealers. Accordingly, for the one month ended February 28, 1997, the Distributor received and retained all 12b-1 service and distribution fees on Class C shares. The 12b-1 service and distribution fees on Class C shares received by the Distributor for the eleven months ended January 31, 1997, were substantially all paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. Composition of Net Assets
At February 28, 1997, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                          Massachusetts   Massachusetts Insured
-------------------------------------------------------------------------------
Capital paid-in                           $76,764,929             $61,542,917
Balance of undistributed net
 investment income                             73,250                  15,371
Accumulated net realized gain (loss)
  from investment transactions               (956,302)               (217,743)
Net unrealized appreciation
  of investments                            5,143,230               4,151,985
-------------------------------------------------------------------------------
Net assets                                $81,025,107             $65,492,530
-------------------------------------------------------------------------------

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report
8. Investment Composition

Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At February 28, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                         Massachusetts   Massachusetts Insured
-------------------------------------------------------------------------------
Revenue Bonds:
  Health Care Facilities                 19%                     20%
  Educational Facilities                 13                      20
  Housing Facilities                     20                       2
  Other                                   2                       2
General Obligation Bonds                 21                      37
Escrowed Bonds                           25                      19
-------------------------------------------------------------------------------
                                        100%                    100%
-------------------------------------------------------------------------------

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (43% for Massachusetts and 100% for Massachusetts Insured). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares (see note
1).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                        Financial Highlights

                        Selected data for a share outstanding throughout each period is as follows:

                                      Operating Performance           Less Distributions
                                      ---------------------           ------------------


                                                          Net
                                Net             realized  and      Dividends                       Net     Total
                              asset                unrealized     from tax-                     asset    return
                              value        Net     gain (loss)   exempt net   Distributions     value    on net
                          beginning investment           from    investment    from capital    end of     asset
MASSACHUSETTS             of period   income++    investments        income           gains    Period    value+
---------------------------------------------------------------------------------------------------------------
Class A
Year ended,
  2/28/97                    $9.940      $.528         $(.073)       $(.505)         $  ---    $9.890      4.73%
  2/29/96                     9.560       .513           .388         (.521)            ---     9.940      9.62
9/6/94 to 2/28/95             9.540       .254           .025         (.259)            ---     9.560      3.05

Class C
Year ended,
  2/28/97                     9.890       .451          (.077)        (.434)            ---     9.830      3.90
  2/29/96                     9.510       .437           .392         (.449)            ---     9.890      8.87
10/5/94 to 2/28/95            9.280       .188           .254         (.212)            ---     9.510      4.86

Class R
Year ended,
  2/28/97                     9.910       .538          (.060)        (.528)            ---     9.860      4.99
  2/29/96                     9.540       .537           .378         (.545)            ---     9.910      9.80
  2/28/95                     9.940       .541          (.403)        (.538)            ---     9.540      1.64
  2/28/94                     9.910       .543           .038         (.541)          (.010)    9.940      5.96
  2/28/93                     9.210       .563           .704         (.563)          (.004)    9.910     14.21
3 months ended,  2/29/92      9.130       .146           .077         (.143)            ---     9.210      2.44

Year ended,
  11/30/91                    8.760       .577           .375         (.582)            ---     9.130     11.19
  11/30/90                    8.900       .587          (.144)        (.583)            ---     8.760      5.21
  11/30/89                    8.600       .587           .300         (.587)            ---     8.900     10.62
  11/30/88                    8.250       .581           .350         (.581)            ---     8.600     11.56
---------------------------------------------------------------------------------------------------------------

                      See notes on page 40.

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


                             Ratios/Supplemental Data
-----------------------------------------------------------------------------------
                                     Ratio                       Ratio
                                    of net                      of net
                    Ratio of    investment      Ratio of    investment
                    expenses     income to      expenses     income to
                  to average       average    to average       average
                  net assets    net assets    net assets    net assets
    Net assets        before        before         after         after    Portfolio
 end of period    reimburse-    reimburse-    reimburse-    reimburse-     turnover
(in thousands)          ment          ment        ment++        ment++         rate
-----------------------------------------------------------------------------------
       $ 7,200          1.01%         5.22%          .99%         5.24%          10%
         4,290          1.17          5.04          1.00          5.21            6
         1,067          1.87*         4.88*         1.00*         5.75*          17


           913          1.74          4.50          1.73          4.51           10
           638          2.24          3.96          1.75          4.45            6
           147          3.40*         3.46*         1.75*         5.11*          17


        72,912           .77          5.46           .75          5.48           10
        76,773           .82          5.42           .75          5.49            6
        71,568           .77          5.75           .75          5.77           17
        71,942           .81          5.32           .75          5.38            3
        53,231           .87          5.79           .75          5.91            5

        34,470           .71*         6.31*          .71*         6.31*           5

        31,150           .77          6.37           .75          6.39           19
        20,829           .85          6.58           .75          6.68           23
        15,513          1.09          6.30           .75          6.64           31
         9,485          1.24          6.25           .75          6.74           55
-----------------------------------------------------------------------------------

                                         Operating Performance             Less Distributions
                                      ---------------------------     -----------------------------
                                                              Net
                                 Net                 realized and     Dividends                           Net         Total
                               asset                   unrealized      from tax                         asset        return
                               value          Net     gain (loss)    exempt net     Distributions       value        on net
                           beginning   investment            from    investment      from capital      end of         asset
MASSACHUSETTS INSURED      of period     income++     investments        income             gains      period        value+
----------------------------------------------------------------------------------------------------------------------------
Class A
Year ended,                $ 10.490         $.527          $(.120)      $(.517)             $   -    $ 10.380          4.02%
  2/28/97                    10.060          .512            .433        (.515)                 -      10.490          9.59
  2/29/97                    10.030          .249            .039        (.258)                 -      10.060          2.99
9/6/94 to 2/28/95

Class C
Year ended,
  2/28/97                    10.470          .449           (.129)       (.440)                 -      10.350          3.17
  2/29/96                    10.040          .434            .435        (.439)                 -      10.470          8.80
9/12/94 to 2/28/95            9.910          .202            .137        (.209)                 -      10.040          3.52

Class R
Year ended
  2/28/97                    10.500          .544           (.124)       (.540)                 -      10.380          4.16
  2/29/96                    10.060          .538            .445        (.543)                 -      10.500          9.99
  2/28/95                    10.450          .545            .386        (.549)                 -      10.060          1.77
  2/28/94                    10.440          .537               -        (.527)                 -      10.450          5.22
  2/28/93                     9.650          .551            .784        (.545)                 -      10.440         14.28
  2/29/92                     9.360          .570            .301        (.581)                 -       9.650          9.57
  2/28/91                     9.140          .568            .219        (.567)                 -       9.360          8.95
  2/28/90                     8.960          .571            .178        (.569)                 -       9.140          8.52
  2/28/89                     9.030          .576           (.070)       (.576)                 -       8.960          5.84
  2/29/88                     9.540          .582           (.510)       (.582)                 -       9.030          1.14
====================================================================================================================================

                *  Annualized.

                +  Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. The total returns shown for Class A Shares do not include the effect of applicable sales charge on purchases. The total returns shown for Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any sales charge on purchases or contingent deferred sales charges.

                ++ Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser, if applicable (see note 6 of the Notes to
                   Financial Statements).


                40

                                                     Nuveen Municipal Bond Funds
                                                 February 28, 1997 Annual Report


                           Ratios/Supplemental Data
--------------------------------------------------------------------------------
                                    Ratio                     Ratio
                                   of net                    of net
                    Ratio of   investment     Ratio of   investment
                    expenses    income to     expenses    income to
                  to average      average   to average      average
                  net assets   net assets   net assets   net assets
    Net assets        before       before        after        after   Portfolio
 end of period    reimburse-   reimburse-   reimburse-   reimburse-    turnover
(in thousands)          ment         ment       ment++       ment++        rate
--------------------------------------------------------------------------------
 $ 7,459               1.04%         5.02%         104%        5.02%         10%
   5,291               1.09          4.92         1.07         4.94           1
   1,956               1.36*         5.13*        1.15*        5.34*         10


     957               1.78          4.29         1.78         4.29          10
     706               1.81          4.20         1.81         4.20           1
     338               2.07*         4.41*        1.90*        4.58*         10


  57,076                .80          5.26          .80         5.26          10
  60,102                .81          5.21          .81         5.21           1
  57,137                .79          5.54          .79         5.54          10
  58,255                .84          5.09          .84         5.09           3
  47,098                .86          5.47          .86         5.47           2
  28,189                .72          5.93          .72         5.93           5
  15,625                .85          6.19          .85         6.19           6
   8,649               1.20          5.94          .97         6.17          15
   5,404               1.87          5.54          .97         6.44          41
   4,895               1.75          5.37          .59         6.53          42
--------------------------------------------------------------------------------

41

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statement of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Massachusetts and Massachusetts Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II, as of February 28, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois

April 11, 1997

Nuveen Municipal Bond Funds
February 28, 1997 Annual Report

                          Shareholder Meeting Report
                          Massachusetts

                                                A Shares    C Shares    R Shares
--------------------------------------------------------------------------------
Election of the Fund's
Board of Directors
--------------------------------------------------------------------------------
  (A)  Bremner            For                    476,409      63,314   5,088,135
                          Withhold                 4,499          --     104,687
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (B)  Brown              For                    476,409      63,314   5,092,823
                          Withhold                 4,499          --      99,999
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (C)  Dean               For                    476,409      63,314   5,092,823
                          Withhold                 4,499          --      99,999
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (D)  Impellizzeri       For                    476,409      63,314   5,091,322
                          Withhold                 4,499          --     101,500
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (E)  Rosenheim          For                    476,409      63,314   5,085,392
                          Withhold                 4,499          --     107,430
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (F)  Sawers             For                    476,409      63,314   5,092,823
                          Withhold                 4,499          --      99,999
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (G)  Schneider          For                    476,409      63,314   5,088,135
                          Withhold                 4,499          --     104,687
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
  (H)  Schwertfeger       For                    476,409      63,314   5,092,823
                          Withhold                 4,499          --      99,999
                          ------------------------------------------------------
                          Total                  480,908      63,314   5,192,822
--------------------------------------------------------------------------------
Div vs. Non-Div           For                    305,953      55,354   4,379,770
                          Against                  9,017         291     150,934
                          Abstain                 32,612       5,536     236,021
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,097
--------------------------------------------------------------------------------
AMT Bonds                 For                    304,223      52,197   4,185,267
                          Against                  1,941       5,536     273,576
                          Abstain                 41,418       3,448     307,882
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,097
                          ------------------------------------------------------

                          Shareholder Meeting Report
                          Massachusetts -- continued

                                                A Shares    C Shares    R Shares
--------------------------------------------------------------------------------
Investment Grade          For                    315,887      59,857   4,411,039
                          Against                  2,276          --      78,933
                          Abstain                 29,419       1,324     276,753
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,097
--------------------------------------------------------------------------------
Illiquid Securities       For                    285,440      52,197   3,958,641
                          Against                 19,926       5,536     458,823
                          Abstain                 42,216       3,448     349,261
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,067
--------------------------------------------------------------------------------
Unseasoned Issuers        For                    298,882      54,321   3,982,363
                          Against                 10,316       5,536     324,293
                          Abstain                 38,384       1,324     460,069
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,097
--------------------------------------------------------------------------------
Average Maturity          For                    306,129      59,857   4,393,301
                          Against                    178          --      57,952
                          Abstain                 41,275       1,324     315,472
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,097
--------------------------------------------------------------------------------
Temporary Investments     For                    300,638      59,857   4,296,326
                          Against                  2,784          --     135,716
                          Abstain                 44,160       1,324     334,383
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,425
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,397
--------------------------------------------------------------------------------
Single Bank Limits        For                    299,388      54,321   4,132,821
                          Against                  2,038          --     273,335
                          Abstain                 46,156       6,860     360,269
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,425
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,397
--------------------------------------------------------------------------------
Reorganization            For                    310,281      60,890   4,419,155
                          Against                  1,818          --      73,301
                          Abstain                 35,483         291     274,269
                          ------------------------------------------------------
                          Total                  347,582      61,181   4,766,725
--------------------------------------------------------------------------------
                          Broker Non Votes       133,326       2,133     426,097
                          ------------------------------------------------------

Nuveen Municipal Bond Funds
February 28, 1997 Annual Report

                          Shareholder Meeting Report
                          Massachusetts Insured

                                                A Shares    C Shares    R Shares
--------------------------------------------------------------------------------
Election of the Fund's
Board of Directors
--------------------------------------------------------------------------------
  (A)  Bremner            For                    447,354      47,619   3,591,154
                          Withhold                 1,954          --     104,096
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,965,250
--------------------------------------------------------------------------------
  (B)  Brown              For                    449,283      47,619   3,600,977
                          Withhold                    25          --      94,273
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
  (C)  Dean               For                    449,283      47,619   3,600,977
                          Withhold                    25          --      94,273
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
  (D)  Impellizzeri       For                    447,354      47,619   3,591,154
                          Withhold                 1,954          --     104,096
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
  (E)  Rosenheim          For                    449,283      47,619   3,600,977
                          Withhold                    25          --      94,273
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
  (F)  Sawers             For                    449,283      47,619   3,600,977
                          Withhold                    25          --      94,273
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
  (G)  Schneider          For                    447,354      47,619   3,591,154
                          Withhold                 1,954          --     104,096
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
  (H)  Schwertfeger       For                    449,283      47,619   3,600,253
                          Withhold                    25          --      94,997
                          ------------------------------------------------------
                          Total                  449,308      47,619   3,695,250
--------------------------------------------------------------------------------
Div vs. Non-Div           For                    346,271      43,509   2,730,275
                          Against                  9,759       1,975     268,330
                          Abstain                  6,309       2,015     190,626
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
AMT Bonds                 For                    341,255      47,499   2,732,303
                          Against                  1,853          --     212,712
                          Abstain                 19,231          --     244,216
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
                          ------------------------------------------------------

                          Shareholder Meeting Report
                          Massachusetts Insured -- continued

                                                A Shares    C Shares    R Shares
--------------------------------------------------------------------------------
Investment Grade          For                    348,019      45,236   2,827,878
                          Against                  1,140       2,263     144,318
                          Abstain                 13,180          --     217,035
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
Illiquid Securities       For                    330,225      46,501   2,615,512
                          Against                 12,305         998     295,493
                          Abstain                 19,809          --     278,226
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
Unseasoned Issuers        For                    323,061      45,524   2,606,584
                          Against                 19,112       1,975     307,384
                          Abstain                 20,166          --     275,263
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
Average Maturity          For                    343,769      47,499   2,797,573
                          Against                  8,773          --     138,445
                          Abstain                  9,797          --     253,213
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
Temporary Investments     For                    334,348      45,236   2,725,729
                          Against                  8,435       1,265     213,371
                          Abstain                 19,556         998     250,131
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
Single Bank Limits        For                    333,305      44,259   2,672,286
                          Against                 10,365       3,240     237,709
                          Abstain                 18,669          --     279,236
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
--------------------------------------------------------------------------------
Reorganization            For                    349,505      47,499   2,897,403
                          Against                  6,626          --     117,171
                          Abstain                  6,208          --     174,657
                          ------------------------------------------------------
                          Total                  362,339      47,499   3,189,231
--------------------------------------------------------------------------------
                          Broker Non Votes        86,969         120     506,019
                          ------------------------------------------------------

Nuveen Municipal Bond Funds
February 28, 1997 Annual Report


                            Shareholder Information



Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds/1/

State Funds
Alabama                       Michigan
Arizona                       Missouri
California/2/                 New Jersey/3/
Colorado                      New Mexico
Connecticut                   New York/2/
Florida/3/                    North Carolina
Georgia                       Ohio
Kansas                        Pennsylvania
Kentucky/4/                   South Carolina
Louisiana                     Tennessee
Maryland                      Virginia
Massachusetts/2/              Wisconsin


1. Long-term, insured long-term, intermediate-term and limited-term portfolios.

2.  Long-term and insured long-term portfolios.

3.  Long-term and intermediate-term portfolios.

4.  Long-term and limited-term portfolios.


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information


BOARD OF DIRECTORS
Robert P. Bremner

Lawrence H. Brown

Anthony T. Dean

Anne E. Impellizzeri

Margaret K. Rosenheim

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger


FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413


TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227


LEGAL COUNSEL
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.


PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286
(800) 621-7227

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements:

  Included in the Prospectus:

    Financial Highlights

  Included in the Statement of Additional Information through incorporation by reference to each Fund's most recent Annual and Semi-Annual Reports:

    Portfolio of Investments

    Statement of Net Assets

    Statement of Operations

    Statement of Changes in Net Assets

    Report of Independent Public Accountants

(b) Exhibits:

  1(a).   Declaration of Trust of Registrant. Filed as Exhibit 1(a) to Regis-
          trant's Registration Statement on Form N-1A (File No. 333-14729) and
          incorporated herein by reference thereto.
  1(b).   Amended and Restated Establishment and Designation of Series of
          Shares of Beneficial Interest dated October 11, 1996. Filed as Ex-
          hibit 1(b) to Registrant's Registration Statement on Form N-1A (File
          No. 333-14729) and incorporated herein by reference thereto.
  1(c).   Certificate for the Establishment and Designation of Classes dated
          July 10, 1996. Filed as Exhibit 1(c) to Registrant's Registration
          Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
     2.   By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Registra-
          tion Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
     3.   Not applicable.
     4.   Specimen certificates of Shares of each Fund. Filed as Exhibit 4 to
          Registrant's Registration Statement on Form N-1A (File No. 333-14729)
          and incorporated herein by reference thereto.
     5.   Investment Management Agreement between Registrant and Nuveen Advi-
          sory Corp.
  5(a).   Renewal of Investment Management Agreement dated May 20, 1997.
     6.   Distribution Agreement between Registrant and John Nuveen & Co. In-
          corporated.
     7.   Not applicable.
     8.   Custodian Agreement between Registrant and Chase Manhattan Bank.
  9(a).   Transfer Agency and Service Agreement between Registrant and State
          Street Bank and Trust Company.
  9(b).   Transfer Agency Agreement between Registrant and Shareholder Servic-
          es, Inc.
    10.   Opinion of Fried, Frank, Harris, Shriver & Jacobson.
 11(a).   Consent of Arthur Andersen LLP, Independent Public Accountants.
 11(b).   Consent of Deloitte & Touche, Independent Public Accountants.
    12.   Not applicable.
    13.   Not applicable.
    14.   Not applicable.
    15.   Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class
          A Shares, Class B Shares and Class C Shares of each Fund. Filed as
          Exhibit 15 to Registrant's Registration Statement on Form N-1A (File
          No. 333-14729) and incorporated herein by reference thereto.
    16.   Schedule of Computation of Performance Figures.
    17.   Financial Data Schedule.
    18.   Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Exhibit 18
          to Registrant's Registration Statement on Form N-1A (File No. 333-
          14729) and incorporated herein by reference thereto.
 99(a).   Original Powers of Attorney for the Trustees authorizing, among oth-
          ers, Gifford R. Zimmerman and Larry W. Martin to execute the Regis-
          tration Statement.
 99(b).   Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's
          Registration Statement pursuant to power of attorney. Filed as Ex-
          hibit 99(b) to Registrant's Registration Statement on Form N-1A (File
          No. 333-14729) and incorporated herein by reference thereto.
 99(c).   Code of Ethics and Reporting Requirements.

ITEM 25: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 26: NUMBER OF HOLDERS OF SECURITIES
At June 3, 1997:

                                                                  NUMBER OF
      TITLE OF SERIES                                           RECORD HOLDERS
      ---------------                                           --------------
      Nuveen Flagship New York Municipal Bond Fund
        Class A Shares.........................................     1,735
        Class B Shares.........................................        20
        Class C Shares.........................................        90
        Class R Shares.........................................     4,888
      Nuveen New York Insured Municipal Bond Fund
        Class A Shares.........................................     1,629
        Class B Shares.........................................        17
        Class C Shares.........................................        75
        Class R Shares.........................................     8,847
      Nuveen Flagship New Jersey Municipal Bond Fund
        Class A Shares.........................................     1,280
        Class B Shares.........................................        14
        Class C Shares.........................................       130
        Class R Shares.........................................     1,903
      Nuveen Flagship New Jersey Intermediate Municipal Bond
       Fund
        Class A Shares.........................................       179
        Class C Shares.........................................         2
        Class R Shares.........................................         5
      Nuveen California Municipal Bond Fund
        Class A Shares.........................................       882
        Class B Shares.........................................         7
        Class C Shares.........................................        42
        Class R Shares.........................................     4,941
      Nuveen California Insured Municipal Bond Fund
        Class A Shares.........................................     1,052
        Class B Shares.........................................        13
        Class C Shares.........................................        74
        Class R Shares.........................................     4,386
      Nuveen Flagship Connecticut Municipal Bond Fund
        Class A Shares.........................................     3,909
        Class B Shares.........................................        15
        Class C Shares.........................................       191
        Class R Shares.........................................         8
      Nuveen Massachusetts Municipal Bond Fund
        Class A Shares.........................................       540
        Class B Shares.........................................         3
        Class C Shares.........................................        41
        Class R Shares.........................................     2,504
      Nuveen Massachusetts Insured Municipal Bond Fund
        Class A Shares.........................................       436
        Class B Shares.........................................         4
        Class C Shares.........................................        26
        Class R Shares.........................................     1,855

ITEM 27: INDEMNIFICATION
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Flagship Admiral Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and Anthony T. Dean, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp. Anthony T. Dean is President and Director of Nuveen Advisory Corp., the investment adviser. Mr. Dean has, during the last two years, been Executive Vice President and Director of The John Nuveen Company and John Nuveen & Co. Incorporated; and Director of Nuveen Institutional Advisory Corp.

ITEM 29: PRINCIPAL UNDERWRITERS
(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies:Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., and Nuveen Investment Trust. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND PRINCIPAL         POSITIONS AND OFFICES           POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH UNDERWRITER                WITH REGISTRANT
--------------------------------------------------------------------------------
Timothy R. Schwertfeger    Chairman of the Board,          Chairman of the Board
333 West Wacker Drive      Chief Executive Officer         and Trustee
Chicago, IL 60606
Anthony T. Dean            President and Director          President and Trustee
333 West Wacker Drive
Chicago, IL 60606
Bruce P. Bedford           Executive Vice President        None
333 West Wacker Drive
Chicago, IL 60606
John P. Amboian            Executive Vice President        None
333 West Wacker Drive      and Chief Financial Officer
Chicago, IL 60606
William Adams IV           Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Richard P. Davis           Vice President                  None
One South Main Street
Dayton, OH 45402
Clifton L. Fenton          Vice President                  None
333 West Wacker Drive
Chicago, IL 60606

                                                               POSITIONS AND
NAME AND PRINCIPAL           POSITIONS AND OFFICES             OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER                  WITH REGISTRANT
----------------------------------------------------------------------------------
Kathleen M. Flanagan         Vice President                    Vice President
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy               Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Robert D. Freeland           Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Michael G. Gaffney           Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis            Vice President                    Vice President
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer       Vice President                    None
19900 MacArthur Blvd.
Irvine, CA 92612
Larry W. Martin              Vice President and                Vice President and
333 West Wacker Drive        Assistant Secretary               Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz              Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
O. Walter Renfftlen          Vice President                    Vice President and
333 West Wacker Drive        and Controller                    Controller
Chicago, IL 60606
Stuart W. Rogers             Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.        Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
H. William Stabenow          Vice President                    Vice President and
333 West Wacker Drive        and Treasurer                     Treasurer
Chicago, IL 60606
Paul C. Williams             Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Gifford R. Zimmerman         Vice President                    Vice President and
333 West Wacker Drive        and Assistant Secretary           Assistant Secretary
Chicago, IL 60606

(c) Not applicable.

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp., Shareholder Services, Inc. or Boston Financial.

Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330 and Boston Financial Data Services, 225 Franklin Street, Boston, Massachusetts 02106 maintain all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds.

ITEM 31: MANAGEMENT SERVICES
Not applicable.

ITEM 32: UNDERTAKINGS
(a) Not applicable.

(b) Not applicable.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Sharehold-ers upon request and without charge.

(d) The Registrant agrees to call a meeting of shareholders for the purpose of voting upon the question of the removal of any trustee or trustees when re-quested to do so in writing by the record holders of at least 10% of the Reg-istrant's outstanding shares and to assist the shareholders in communications with other shareholders as required by section 16(c) of the Act.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT THIS REGISTRATION STATEMENT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS UNDER PARAGRAPH (B) OF RULE 485 UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 26TH DAY OF JUNE, 1997.

                                     NUVEEN FLAGSHIP MULTISTATE TRUST II

                                          /s/ Gifford R. Zimmerman
                                     -----------------------------------------
                                          Gifford R. Zimmerman, Vice President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

            SIGNATURE                     TITLE                       DATE
            ---------                     -----                       ----
   /s/ O. Walter Renfftlen
 -------------------------------
       O. Walter Renfftlen       Vice President and               June 26, 1997
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board    )
                                  and Trustee (Principal  )
                                  Executive Officer)      )
                                                          )
         Anthony T. Dean         President and Trustee    )      /s/ Gifford R. Zimmerman
                                                          }  By____________________________
        Lawrence H. Brown        Trustee                  )          Gifford R. Zimmerman
                                                          )            Attorney-in-Fact
      Anne E. Impellizzeri       Trustee                  )
                                                          )       June 26, 1997
      Margaret K. Rosenheim      Trustee                  )
                                                          )
         Peter R. Sawers         Trustee                  )


        Robert P. Bremner        Trustee

      William J. Schneider       Trustee

AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, GIFFORD R. ZIMMERMAN AND LARRY W. MARTIN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR EACH OF THE OFFICERS AND TRUSTEES OF REGISTRANT ON WHOSE BEHALF THIS REGISTRATION STATEMENT IS FILED, HAS BEEN EXECUTED AND IS FILED AS AN EXHIBIT.

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
  EXHIBIT                                                            NUMBERED
  NUMBER                          EXHIBIT                              PAGE
  -------                         -------                          ------------
     5.    Investment Management Agreement between Registrant
           and Nuveen Advisory Corp.
  5(a).    Renewal of Investment Management Agreement dated May
           20, 1997.
     6.    Distribution Agreement between Registrant and John
           Nuveen & Co. Incorporated.
     8.    Custodian Agreement between Registrant and Chase Man-
           hattan Bank.
  9(a).    Transfer Agency and Service Agreement between Regis-
           trant and State Street Bank and Trust Company.
  9(b).    Transfer Agency Agreement between Registrant and
           Shareholder Services, Inc.
    10.    Opinion of Fried, Frank, Harris, Shriver & Jacobson.
 11(a).    Consent of Arthur Andersen LLP, Independent Public
           Accountants.
 11(b).    Consent of Deloitte & Touche LLP, Independent Public
           Accountants.
    16.    Schedule of Computation of Performance Figures.
    17.    Financial Data Schedule.
 99(a).    Original Powers of Attorney for the Trustees autho-
           rizing, among others, Gifford R. Zimmerman and Larry
           W. Martin to execute the Registration Statement.
 99(b).    Certified copy of Resolution of Board of Trustees au-
           thorizing the signing of the names of trustees and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.
 99(c).    Code of Ethics and Reporting Requirements.